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                                  EXHIBIT 10.7

                             WATTS INDUSTRIES, INC.

                                  PENSION PLAN

            (As Amended and Restated Effective as of January 1, 1997)

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                                TABLE OF CONTENTS

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INTRODUCTION......................................................................................................i

ARTICLE I - DEFINITIONS

       1.01       Accumulated Contributions Account...............................................................1
       1.02       Actuarial Equivalent............................................................................1
       1.03       Actuary.........................................................................................2
       1.04       Affiliated Employer.............................................................................2
       1.05       Beneficiary.....................................................................................3
       1.06       Board of Directors..............................................................................3
       1.07       Code............................................................................................3
       1.08       Committee.......................................................................................3
       1.09       Compensation....................................................................................3
       1.10       Contingent Annuitant............................................................................4
       1.11       Covered Compensation............................................................................4
       1.12       Effective Date..................................................................................4
       1.13       Eligible Employee...............................................................................4
       1.14       Employee........................................................................................5
       1.15       Employer........................................................................................5
       1.16       ERISA...........................................................................................5
       1.17       Fiduciary.......................................................................................6
       1.18       Final Average Compensation......................................................................6
       1.19       Highly Compensated Employee.....................................................................6
       1.20       Limitation Year.................................................................................7
       1.21       Maximum Offset Allowance........................................................................7
       1.22       Normal Retirement Age...........................................................................7
       1.23       Participant.....................................................................................7
       1.24       Plan............................................................................................8
       1.25       Plan Administrator..............................................................................8
       1.26       Plan Year.......................................................................................8
       1.27       Prior Plan......................................................................................8
       1.28       Retired Participant.............................................................................8
       1.29       Social Security Benefit.........................................................................8
       1.30       Social Security Compensation....................................................................9
       1.31       Social Security Retirement Age..................................................................9
       1.32       Social Security Taxable Wage Base...............................................................9
       1.33       Sponsoring Employer.............................................................................9
       1.34       Terminated Participant.........................................................................10
       1.35       Trust..........................................................................................10
       1.36       Trust Fund.....................................................................................10
       1.37       Trustee........................................................................................10
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ARTICLE 2 - SERVICE

       2.01       Service Prior to January 1, 1985...............................................................11
       2.02       Crediting of Service On and After January 1, 1985..............................................11
       2.021      Break in Service Defined On and After January 1, 1985..........................................11
       2.022      Recrediting of Service Upon Reemployment.......................................................12
       2.03       Hour of Service Defined........................................................................12
       2.04       Benefit Service................................................................................14
       2.05       Veterans' Rights...............................................................................15

ARTICLE 3 - PARTICIPATION

       3.01       Participation Requirements.....................................................................16
       3.02       Participation upon Re-employment...............................................................21

ARTICLE 4 - RETIREMENT DATES

       4.01       Normal Retirement Date.........................................................................25
       4.02       Early Retirement Date..........................................................................25
       4.03       Deferred Retirement Date.......................................................................25

ARTICLE 5 - RETIREMENT BENEFITS

       5.01       Form of Normal Retirement Benefit..............................................................26
       5.02       Spouse Joint and Survivor Annuity..............................................................26
       5.021      Amount of Spouse Joint and Survivor Annuity....................................................26
       5.022      Election Out of Spouse Joint and Survivor Annuity..............................................26
       5.023      Information Furnished to Participant...........................................................27
       5.024      Spousal Consent Required.......................................................................28
       5.03       Amount of Normal Retirement Benefit............................................................29
       5.031      Minimum Benefit for Participants on January 1, 1979............................................34
       5.032      Accrued Normal Retirement Benefit .............................................................34
       5.04       Maximum Retirement Benefits....................................................................35
       5.041      Limitation Applicable to Defined Contribution Plan Participants................................39
       5.042      Affiliated Employees...........................................................................41
       5.05       Early Retirement Benefit.......................................................................42
       5.051      Social Security Option.........................................................................42
       5.06       Deferred Retirement Benefit....................................................................43
       5.07       Suspension of Benefit Distributions............................................................45
       5.08       Non-Duplication of Benefits....................................................................46
       5.09       Retirement Prior to January 1, 1985............................................................47
       5.10       Participants who Attained Normal Retirement Age or Who Retired Prior to January 1, 1986........47
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ARTICLE 6 - TERMINATION OF SERVICE

       6.01       Requirements for Vested Benefits...............................................................49
       6.02       Vested Benefits................................................................................49
       6.021      Computation of a Vested Benefit................................................................50
       6.022      Early Commencement of a Vested Benefit.........................................................50

ARTICLE 7 - DEATH OF PARTICIPANT

       7.01       Death Prior to Retirement......................................................................51
       7.02       Surviving Spouse Benefit.......................................................................51
       7.03       Amount of Surviving Spouse Benefit.............................................................51
       7.04       Death After Commencement of Benefits or Normal Retirement Age..................................53

ARTICLE 8 - OPTIONAL FORMS OF BENEFIT

       8.01       Time for Election..............................................................................54
       8.02       Contingent Annuitant Option....................................................................54
       8.03       Ten Year Certain Life Annuity Option...........................................................54
       8.04       Five Year Certain Life Annuity Option..........................................................55
       8.05       Refund of Accumulated Contribution Account.....................................................55
       8.06       When Option Effective..........................................................................56
       8.07       Beneficiary....................................................................................57
       8.08       Limitation of Election of Option...............................................................57
       8.09       Spousal Consent Requirement....................................................................57

ARTICLE 9 - CHANGE IN STATUS AND TRANSFER

       9.01       Change in Status from Eligible Employee to Non-Eligible Employee...............................58
       9.02       Change in Status from Non-Eligible Employee to Eligible Employee...............................58
       9.021      Non-Duplication of Benefits....................................................................58
       9.03       Transfer in Employment.........................................................................59
       9.031      Employment with an Affiliated Employer.........................................................59
       9.04       Employment with Watts Fluidair Co..............................................................60
       9.05       Employment with Spence Engineering Company, Inc................................................60
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ARTICLE 10 - ADMINISTRATION

       10.01      Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration ..............61
       10.02      Indemnification................................................................................61
       10.03      Appointment of Committee.......................................................................62
       10.04      Records and Reports............................................................................62
       10.05      Other Committee Powers and Duties..............................................................63
       10.06      Rules and Decisions............................................................................64
       10.07      Committee Procedures...........................................................................65
       10.08      Authorization of Benefit Payments..............................................................65
       10.09      Application and Forms for Payment..............................................................65
       10.10      Claims Procedure...............................................................................66
       10.11      Appeal and Review Procedure....................................................................66
       10.12      Evidence.......................................................................................67

ARTICLE 11 - FUNDING OF THE PLAN

       11.01      Medium of Funding..............................................................................68
       11.02      Contributions..................................................................................68
       11.03      Fund to be for the Exclusive Benefit of Participants...........................................68
       11.04      Forfeitures....................................................................................68
       11.05      Interests of Participants in Trust Fund........................................................68
       11.06      Payment of Expenses............................................................................69

ARTICLE 12 - PAYMENT OF RETIREMENT BENEFITS

       12.01      Payment of Small Amounts.......................................................................70
       12.02      Deemed Distribution............................................................................70
       12.03      Payments for Incapacitated Persons ............................................................71
       12.04      Spendthrift....................................................................................71
       12.05      Payment Under Qualified Domestic Relations Orders..............................................71
       12.06      Latest Commencement of Benefits................................................................71
       12.07      Commencement of Benefits Prior to Normal Retirement Age........................................72
       12.08      Distribution of Benefits Beginning Before Death an After Death.................................72
       12.09      Direct Rollover Distributions..................................................................73

ARTICLE 13 - AMENDMENTS TO OR TERMINATION OF THE PLAN

       13.01      Rights of the Employer to Amend or Terminate...................................................75
       13.02      Termination of the Plan........................................................................75
       13.03      Limitations on Benefits Upon Termination.......................................................76
       13.04      Allocation of Assets...........................................................................76
       13.05      Distribution Media.............................................................................78
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ARTICLE 14 - DISTRIBUTION LIMITATIONS AND EARLY TERMINATION PROVISIONS

       14.01      Distribution Limitations...................................................................... 79

ARTICLE 15 - TOP-HEAVY PROVISIONS

       15.01      Article Controls...............................................................................82
       15.02      Definitions....................................................................................82
       15.03      Top-Heavy Status...............................................................................86
       15.04      Termination of Top-Heavy Status................................................................89

ARTICLE 16 - MISCELLANEOUS

       16.01      Rights Against the Employer....................................................................90
       16.02      Return of Contributions........................................................................90
       16.03      Merger.........................................................................................91
       16.04      Leased Employees...............................................................................91
       16.05      Applicable Law.................................................................................92
       16.06      Headings.......................................................................................92
       16.07      Gender and Number..............................................................................92
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                                  INTRODUCTION

The Watts Industries, Inc. Retirement Plan for Salaried Employees, previously known as the Watts Regulator Co. Retirement Plan for Salaried Employees, (hereinafter the "Plan") was established, effective January 1, 1985, as a successor to and a continuation of the Retirement Plan for Salaried Employees of the Watts Regulator Co. and the Retirement Plan for Employees of the Webster Foundry Division (hereinafter "the Prior Plans").

Effective January 1, 1997, Consolidated Precision Corp. adopted the Plan for its Eligible Employees who had been employees of Circle Seal Controls;

Effective January 1, 1998, Ames Company, Inc. adopted the Plan for its Eligible Employees;

Effective March 17, 1998, Atkomatic Valve Company adopted the Plan for its Eligible Employees;

Effective April 1, 1998, Aerodyne Controls Corporation adopted the Plan for its Employees who became Eligible Employees of Circle Seal Corporation on January 5, 1998;

Effective October 18, 1999, the following Employers spun-off from the Plan into the CIRCOR International, Inc. Retirement Plan for Salaried Employees: Circle Seal Controls, Inc., (including Aerodyne Controls Corporation, Consolidated Precision Corp., Keane Controls Corporation, Atkomatic Valve Company), KF Industries, Inc. (including Eagle Value), Industrial Products Division, Leslie Controls, Inc., Spence/Nicholson Engineering Company, Inc.;

Effective January 1, 2001, McCraney, Inc. (dba "Spacemaker") and Watts Heatway, Inc. (now called Watts Radiant, Inc.) adopted the Plan for their Eligible Employees; and

Effective January 1, 2002, Premier Manufactured Systems, Inc. adopted the Plan for its Eligible Employees.

Watts Industries, Inc. (hereinafter the "Sponsoring Employer") is hereby amending and restating the Plan, as hereinafter set forth, unless specifically stated otherwise, effective January 1, 1997 and such later dates as may be specified herein to comply with the General Agreement on Tariffs and Trade, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small

                                       (i)
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Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the
Internal Revenue Service Restructuring and Reform Act of 1998, and other applicable laws.

Effective December 31, 2001, the Watts Industries, Inc. Hourly Pension Plan was merged into the Plan and its terms and conditions were incorporated into the Plan as Part A. Effective January 1, 2002, the Plan was renamed the Watts Industries, Inc. Pension Plan.

It is the intention of the Employer that the Plan as herein amended and restated shall continue to be recognized as a qualified pension plan under Sections 401(a) and 501(a) of the Internal Revenue Code. The provisions of the Plan as set forth in this Plan document shall apply only to an Eligible Employee who terminates employment on or after the effective date of a provision as set forth herein. The rights and benefits, if any, of an Employee who terminated employment prior to the effective date of a provision as set forth herein shall be determined in accordance with the provisions of the Plan as in effect on the date his employment terminated.

                                      (ii)
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                             ARTICLE I - DEFINITIONS

The following words and phrases shall be defined as stated unless a different meaning is plainly required by the context:

1.01 "ACCUMULATED CONTRIBUTIONS ACCOUNT" means (i) the sum of the amounts, if any, contributed prior to January 1, 1987 by the Participant to the Pension Plan for Employees of Spence Engineering Company, plus (ii) 5% interest per year through December 31, 1987 and at the rate(s) provided under Section 411(c)(2)(C)(iii) of the Code from January 1, 1988 to the first day of the calendar month coincident with or immediately following the date of withdrawal or the date of benefit commencement.

1.02 "ACTUARIAL EQUIVALENT" or any term of similar import, wherever used in the Plan, means a benefit of equivalent value determined as follows:

       (a) For purposes of any determination requiring actuarial equivalence under Article 15, the Actuarial Equivalent will be determined using a 5% interest rate and the UP-1984 Mortality Table for employees and the UP-1984 Mortality Table set back three years for beneficiaries;

       (b) The following provisions of this subsection (b) shall apply to Limitation Years beginning on or after January 1, 1995. For purposes of Section 5.04(e), the Actuarial Equivalent shall be determined using either an interest rate of 7% and the UP-1984 Mortality Table or an interest rate of 5% and the mortality table prescribed by the IRS Commissioner in Rev. Rul. 95-6, 1995-1 CB 80, whichever produces a larger reduction in the maximum annual amount. For purposes of Section 5.04(f), the Actuarial Equivalent shall be determined using either an interest rate of 7% and the UP-1984 Mortality Table or an interest rate of 5% and the mortality table prescribed by the IRS Commissioner in Rev. Rul. 95-6, 1995-1 CB 80, whichever produces the smaller increase in the maximum annual amount. For purposes of Section 5.04(g), the Actuarial Equivalent will be determined using either an interest rate of 7% and the UP-1984 Mortality Table or an interest rate of 5% and the mortality table prescribed by the IRS Commissioner in Rev. Rul. 95-6, 1995-1 CB 80, whichever produces the larger single life annuity. In the event the benefit is payable in the form of a lump sum payment, the 5% interest rate shall be replaced by the rate on 30-year Treasury Constant Maturities for the month of November prior to the Plan Year of the distribution date;

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       (c)    For purposes of Section 8.05, 12.01, and 12.02, Actuarial
              Equivalent will be determined by using the mortality table prescribed by the IRS Commissioner in Rev. Rul. 95-6, 1995-1 CB 80, and using an interest rate equal to the rate on 30-year Treasury Constant Maturities for the month of November prior to the Plan Year of the distribution date;

       (d) For purposes of subsections (b) and (c) above, the term "distribution date" means the date as of which an amount is paid, except with respect to payments under Section 12.01, in which case, it means the first day of the month following the month in which the Participant terminates employment; and

       (e) For purposes of Article 13, the Actuarial Equivalent will be determined as specified in regulations promulgated by the Pension Benefit Guaranty Corporation.

       (f) For all other purposes, the Actuarial Equivalent will be determined using a 7% interest rate and the UP-1984 Mortality Table for employees and the UP-1984 Mortality Table set back three years for beneficiaries;

1.03 "ACTUARY" means the actuarial consultant or actuarial consultants designated from time to time to make actuarial computations in connection with the Plan.

1.04 "AFFILIATED EMPLOYER" means any of the following (other than the Employer):

       (a) Any corporation which is a member of a controlled group of corporations which includes the Employer, determined under the provisions of Section 414(b) of the Code;

       (b) Any trade or business which is under common control (as defined in Section 414(c) of the Code) with the Employer;

       (c) Any organization which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and

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       (d)    Any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

       A corporation, trade or business or member of an affiliated service group shall be treated as an Affiliated Employer only while it is a member of the controlled group.

1.05 "BENEFICIARY" means any person other than a Contingent Annuitant entitled to receive any death benefits payable upon the death of the Participant.

1.06 "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of Watts Industries, Inc. or any successor thereto.

1.07 "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific provision of the Code shall include such provision, any valid regulation or ruling promulgated thereunder, and any provision of future law that amends, supplements, or supersedes such provision.

1.08 "COMMITTEE" means the Pension Plan Committee appointed to administer the Plan as set forth in Article 10.

1.09 "COMPENSATION" shall mean the total compensation payable to an Employee by the Employer and reportable to the Federal Government for income tax purposes on Form W-2, or any form prescribed by the Internal Revenue Service to take its place, including salary, bonuses, commissions and overtime pay, but excluding stock option rights, any severance pay or termination pay, moving expenses, tuition reimbursement and other forms of extraordinary earnings or the value thereof.

       Compensation includes contributions made on behalf of an Employee by the Employer pursuant to a salary deferral agreement under Section 401(k) of the Code and/or a salary reduction agreement pursuant to a cafeteria plan established under Section 125 of the Code.

       In no event shall a Participant's Compensation taken into account under the Plan for any Plan Year exceed $150,000 or such other amount as the Secretary of the Treasury may determine for such Plan Year in accordance with Section 401(a)(17) of the Code. Any

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       change in the dollar amount set forth above as adjusted by the Secretary of the Treasury in accordance with Section 401(a)(17) of the Code shall apply only to Compensation taken into account for Plan Years beginning with the Plan Year in which such change is effective.

For purposes of Section 1.18, Compensation shall also mean compensation paid by an Affiliated Employer prior to the effective date of its inclusion in this Plan.

1.10 "CONTINGENT ANNUITANT" means the person designated by the Participant to receive a benefit under the Contingent Annuitant Option following the death of the Participant in accordance with Article 8.

1.11 "COVERED COMPENSATION" means, for any Plan Year, the average (without indexing) of the Social Security Taxable Wage Bases in effect at the beginning of the Plan Year under Section 230 of the Social Security Act for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains or will attain his or her Social Security Retirement Age. In determining a Participant's Covered Compensation for a Plan Year, the Social Security Taxable Wage Base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as those in effect for the Plan Year for which the determination is being made. A Participant's Covered Compensation for any Plan Year after the 35-year period is the Participant's Covered Compensation for the Plan Year in which the Participant attained his or her Social Security Retirement Age.

       A Participant's Covered Compensation shall be automatically adjusted for each Plan Year in accordance with these rules.

1.12 "EFFECTIVE DATE" means January 1, 1997 for this restated Plan. The original Effective Date of the Plan is January 1, 1985.

1.13 "ELIGIBLE EMPLOYEE" means any person who is an Employee of the Employer and who is paid on a salaried basis, including any officer or director engaged in a capacity other than solely as a director. The term "Employee" shall not include any person employed by the Employer who is covered under a collective bargaining agreement which does not provide

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       for this Plan, or any Employee who is a leased employee within the meaning of Section 414(n)(2) of the Code.

1.14 "EMPLOYEE" means any person currently employed by the Employer or an Affiliated Employer. The term Employee also includes any leased employees of the Employer or an Affiliated Employer within the meaning of Section 414(n)(2) of the Code to the extent such employees are deemed to be "Employees" in accordance with the provisions of Section 16.04.

1.15 "EMPLOYER" means Watts Industries, Inc., or any successor thereto, and any other entity now or hereafter affiliated with Watts Industries, Inc. which adopts this Plan by vote of its Board and with the consent of Watts Industries, Inc. The term "Employer" also includes all of the foregoing as the context may require. As of January 1, 1997, the following Affiliated Employers have adopted the Plan and are therefore considered to be an Employer: Watts Regulator Company, Spence Engineering Co., Inc., KF Industries, Inc., Leslie Controls, Inc., Rudolph Labranche, Inc., Watts Automatic Control Valve Company, Inc., Circle Seal Controls, Inc., Contromatics, Inc., Nicholson Steam Trap, Inc., KF Sales Corp., Anderson-Barrows Metal Corporation and Webster Valve, Inc. Effective January 1, 1998, the term "Employer" includes Ames Company, Inc. Effective October 18, 1999, Industrial Products Division, KF Industries, Inc. (including Eagle Value), Circle Seal Controls, Inc., (including Aerodyne Controls Corporation, Consolidated Precision Corp., Keane Controls Corporation, Atkomatic Valve Company), Leslie Controls, Contromatics, Inc. and Spence/Nicholson Engineering Company, Inc. are no longer considered to be an Employer due to their spin-off to CIRCOR International, Inc. Effective January 1, 2001, the term "Employer" includes McCraney (dba "Spacemaker") and Watts Radiant, Inc. (formerly called Watts Heatway, Inc.). Effective January 1, 2002, the term "Employer" includes Premier Manufactured Systems, Inc.

1.16 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific provision of ERISA shall include such provision, any valid regulation or filing promulgated thereunder, and any provision of future law that amends, supplements, or supersedes such provision.

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1.17   "FIDUCIARY" means the Employer, the Committee, the Trustee, and/or other parties named as Fiduciaries pursuant to Section 10.1, but only with respect to the specific responsibilities of each for Plan and Trust administration, as described in Article 10.

1.18 "FINAL AVERAGE COMPENSATION" means the average of the Employee's Compensation for the sixty (60) consecutive months during the last one hundred and twenty (120) months of his Service prior to his Normal Retirement Date (as defined in Section 4.01) for which he received the highest total Compensation. If a Participant has not completed at least sixty (60) months of Service with the Employer, his Final Average Compensation shall be the average of his Compensation during his period of Service with the Employer.

1.19 "HIGHLY COMPENSATED EMPLOYEE" means any active Employee who performed services for the Employer or an Affiliated Employer during the Determination Year and who:

       (a) was a 5% owner (within the meaning of Section 416(i)(l)(B)(i) of the Code at any time during the Determination Year or the Look-Back Year; or

       (b) received compensation from the Employer or an Affiliated Employer in excess of $80,000 (as adjusted pursuant to 415(d) of the Code) during the Look-Back Year, and was among the to 20% of Employees when ranked on the basis of compensation paid during the Look-Back Year.

       The term Highly Compensated Employee shall also include any former Highly Compensated Employee who terminated employment with the Employer or an Affiliated Employer prior to the Determination Year, performs no services for the Employer or an Affiliated Employer during the Determination Year, and was a Highly Compensated Employee in either his or her year of termination of employment or in any Determination Year ending on or after his attainment of age 55.

       For purposes of determining an Employee's compensation under this Section 1.20, compensation shall mean the "Employee's Section 415 compensation" (as defined in Section 5.04(c)) reportable on Form W-2, plus all contributions made on behalf of the Employee by the Employer or an Affiliated Employer pursuant to a salary deferral agreement maintained by the Employer or an Affiliated Employer under any cash or deferred arrangement described in Section 401(k) of the Code or any salary reduction

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       agreement pursuant to a cafeteria plan established under Section 125 of the Code by the Employer or Affiliated Employer, and effective January 1, 2001, any amounts deferred under Section 132(f)(4) of the Code.

       For purposes of this Section, the "Look-Back Year" means the period of the twelve consecutive months immediately preceding the Determination Year. Also for purposes of this Section, "Determination Year" means the Plan Year that is being tested for purposes of determining if an Employee is a Highly Compensated Employee.

1.20   "LIMITATION YEAR" means the calendar year.

1.21   "MAXIMUM OFFSET ALLOWANCE" means at Social Security Retirement Age, (i),
       (ii), or (iii) below, whichever is applicable, (i) if a Participant's Social Security Retirement Age is 65, .0075 of his Social Security Compensation; (ii) if a Participant's Social Security Retirement Age is 66, .0068 of his Social Security Compensation; or (iii) if a Participant's Social Security Retirement Age is 67 or higher, .00625 of his Social Security Compensation, multiplied by his years of Benefit Service (up to a maximum of 25 years).

       Notwithstanding the foregoing, the Maximum Offset Allowance shall not exceed 1/2 of the benefit determined without regard to the offset, based on the lessor of Social Security Compensation or Final Average Compensation.

1.22 "NORMAL RETIREMENT AGE" means the Participant's age on the later of: (a) the Participant's 65th birthday; or (b) the earlier of (i) five years of Service, or (ii) the fifth anniversary of the date on which the Participant began participation in the Plan, except with respect to a Participant who on December 31, 1991 was participating in the Spence Plan or who on October 1, 1993 was participating in the Henry Pratt Plan, the term "Normal Retirement Age" means the Participant's 65th birthday.

1.23 "PARTICIPANT" means any Employee who has satisfied the eligibility requirements for participation in the Plan as set forth in Article 3 and is a Participant hereof.

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1.24   "PLAN" means the Watts Industries, Inc. Retirement Plan for Salaried
       Employees as described in this instrument and as it may be amended hereafter. Effective January 1, 2002, the name of the Plan was changed to Watts Industries, Inc. Pension Plan.

1.25 "PLAN ADMINISTRATOR" means the Committee, notwithstanding the fact that certain administrative functions under or with respect to this Plan may have been delegated to any other person, persons, or entity.

1.26 "PLAN YEAR" means the twelve-month period beginning on January 1 and ending on the following December 31.

1.27 "PRIOR PLAN" means each or both, as the context may require, of the following: (a) the Retirement Plan for Salaried Employees of the Watts Regulator Co., and (b) the Retirement Plan for Employees of the Webster Foundry Division.

1.28 "RETIRED PARTICIPANT" means a former Participant who has retired under the terms of the Plan and who has become eligible to receive benefits under the Plan.

1.29 "SOCIAL SECURITY BENEFIT" means the primary insurance benefit payable annually to an Employee under Title II of the Social Security Act as in effect on the date he terminates his employment or on his Normal Retirement Date (as defined in Section 4.01), if earlier, computed without regard to any reduction or loss of benefits which may result due to other income, delay in making application or any other reason; provided, however, that in the case of an Employee who terminates his employment prior to his attainment of age sixty-five, his Social Security Benefit shall be computed in accordance with the following provisions:

       (a) If such Employee has satisfied the eligibility requirements for Early Retirement under Section 4.02 prior to his termination, his Social Security Benefit will be based on the assumption that he received no further compensation from his termination date until he reached age sixty-five;

       (b) If such Employee has not satisfied the requirements for Early Retirement under Section 4.02 prior to his termination, his Social Security Benefit will be based on the assumption that he remained in the Service of the Employer until he reached age

                                      - 8 -
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              sixty-five and that he continued to receive the same rate of compensation from the Employer as in effect on his termination date until he reached age sixty-five.

       The income used for purposes of computing a Participant's Social Security Benefit will be the portion of his annual Compensation which is treated as wages for purposes of the Social Security Act. The Participant's income earned prior to his first full year of employment as an Employee will be estimated by applying a 6% salary scale projected backwards from his first full year of employment with the Employer.

       In the event the Participant furnishes the Committee with documentation from the Social Security Administration of his actual salary history on a year-by-year basis, the Participant's Social Security Benefit will be adjusted accordingly. The Participant must make application to the Social Security Administration for such information during a reasonable period of time, but not longer than six (6) months after the later of (i) the date the Participant ceases working for the Company, and (ii) the date the Participant is notified of his benefit under this Plan. If a Participant's benefit is adjusted in accordance with this Section 1.30, the adjusted benefit will commence after the date the Participant furnishes to the Committee documentation of his actual salary history.

1.30 "SOCIAL SECURITY COMPENSATION" means the lesser of the Participant's Covered Compensation or the average of the Participant's Compensation in the three year period ending with the Plan Year of termination or retirement. In determining a Participant's Compensation for any such year, earnings in excess of the Social Security Taxable Wage Base in effect for each year shall be disregarded.

1.31   "SOCIAL SECURITY RETIREMENT AGE" means:

       (a)    for persons born prior to 1938, age 65;
       (b)    for persons born in 1938 or later but prior to 1955, age 66; and
       (c)    for persons born in 1955 or later, age 67.

1.32 "SOCIAL SECURITY TAXABLE WAGE BASE" means the contribution and benefit limit in effect under Section 230 of the Social Security Act on the first day of the Plan Year.

1.33 "SPONSORING EMPLOYER" means Watts Industries, Inc. or any successor thereto.

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1.34   "TERMINATED PARTICIPANT" means a former Participant who has ceased to be an Employee prior to his Normal Retirement Date (as defined in Section 4.01) for any reason other than death or retirement in accordance with the terms of the Plan.

1.35 "TRUST" means the agreement between the Employer and the Trustee which constitutes part of this Plan, or any other Trust created by agreement between the Employer and a Trustee named therein which shall also constitute a part of this Plan, as the same may be amended from time to time.

1.36 "TRUST FUND" or "TRUST" means the Watts Industries, Inc. Master Trust, maintained in accordance with the terms of the agreement under which the Trust was established, as it may be amended from time to time.

1.37 "TRUSTEE" means the person, persons, or entity named as Trustee, or any successor to that office.

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                               ARTICLE 2 - SERVICE

2.01   SERVICE PRIOR TO JANUARY 1, 1985

       With respect to employment prior to January 1, 1985, Service shall mean "Service" as defined under the Prior Plans.

2.02   CREDITING OF SERVICE ON OR AFTER JANUARY 1, 1985

       An Employee must accumulate at least 1,000 Hours of Service during a 12-month computation period in order to be credited with a year of Service. The 12-month computation period for purposes of determining a year of Service for vesting under Section 6.02 is the Plan Year. The 12-month computation period for purposes of determining a Year of service for eligibility under Section 3.01 is the 12-month period beginning when the Employee first performs an Hour of Service and the subsequent computation periods shall be the Plan Year beginning with the Plan Year that includes the first anniversary of the date the Participant first performs an Hour of Service. The 12-month computation period for purposes of determining a year of Service for Benefit Service purposes as set forth in Section 2.05 is the Plan Year. During any computation period during which an Employee's Hours of Service cannot be determined, the Employee shall be credited with 190 Hours of Service for each month during such period in which he or she completes one Hour of Service.

       Notwithstanding any other provision of this Section 2, Service with the entities listed in Section 3.01(b) shall be taken into account for eligibility and vesting purposes.

2.021  BREAK IN SERVICE DEFINED ON AND AFTER JANUARY 1, 1985

       Service shall be considered broken by the following, provided that Service will not be broken during any Plan Year in which an Employee completes more than 500 Hours of Service:

       (a)    voluntary quit;

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       (b)    discharge;

       (c)    illness or injury in excess of one year;

       (d)    layoff in excess of one year;

       (e)    authorized leave of absence in excess of one year;

       (f) failure to return to the Service of the Employer upon the expiration of an authorized leave of absence; or within the period of time entitling an Employee to reemployment rights after discharge from the Armed Forces of the United States of America.

       For purposes of the Plan, a one year Break in Service shall be deemed to have occurred at the end of any Plan Year in which an Employee fails to accumulate more than 500 Hours of Service.

2.022  RECREDITING OF SERVICE UPON REEMPLOYMENT

       If a Participant incurs a Break-in-Service and is subsequently reemployed and he thereafter meets the definition of Eligible Employee and completes one year of Service, as provided in Section 3.03, his prior Service shall be reinstated as of his date of reemployment.

2.03   HOUR OF SERVICE DEFINED

       Hour of Service means:

       (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment for the performance of duties for the Employer or an Affiliated Employer, such hours to be credited to the computation period in which the duties are performed;

       (b) Each hour for which an Employee is directly or indirectly paid or entitled to payment on account of a period of time during which no duties are performed for the Employer or an Affiliated Employer (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence (but excluding any payments made or due under a plan maintained solely for the purpose of complying with workmen's compensation, unemployment compensation, or disability insurance laws); provided, however, that no more than 501 hours shall be credited to an Employee under this paragraph (b) on account of any single continuous period of absence;

       (c) Each hour, not credited under (a) or (b) above during any absence listed in Section 2.02, which does not break his Service, provided that the Employee retires or returns to the employ of the Employer or an Affiliated Employer upon the expiration of such absence;

       (d) Each hour not counted under paragraphs (a), (b), or (c) above for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Employer or an Affiliated Employer; such hours to be credited under the computation period to which the back pay award or agreement is applicable;

       (e) Hours credited under paragraphs (b) and (c) above shall be computed on the basis of the number of hours for which the Employee would have been compensated if he had continued to work his regular work schedule during his period of absence; provided, however, that in the case of hours credited under paragraph (b), such number of hours shall not be less than the number of hours the Employee would receive if such computation had been made in accordance with the provisions of Section 2530.200b-2(b) and (c) of the Labor Department Regulations which are incorporated herein by reference.

       (f) Solely for purposes of determining whether a Break-in-Service has occurred with respect to Section 2.021, each non-compensated hour during a period of absence from the Employer (i) by reason of the Employee's pregnancy, (ii) by reason of the birth of the Employee's child, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement shall be credited to the Employee. For purposes of this subsection
              (f) the following special rules will apply:

              (i) any Hour of Service credited hereunder with respect to an absence shall be credited (A) only in the Plan Year in which the absence begins, if the Employee would be prevented from incurring a Break-in-Service in such year solely because of Hours of Service credited hereunder for such absence, or (B) in any other case in the immediately following Plan Year;

              (ii) no Hours of Service shall be credited hereunder unless the Employee furnishes the Committee with such information as the Committee may reasonably require (in such form and at such time as the Committee may reasonably require) establishing (A) that the absence from work is an absence described hereunder, and (B) the number of days for which the absence lasted;

              (iii) in no event shall more than 501 Hours of Service be credited to an Employee hereunder for any absence by reason of any one pregnancy or the placement of any one child.

              Hours of Service to be credited to an individual during an absence described in this Section 2.03(f) above will be determined by the Committee with reference to the individual's most recent normal work schedule; provided that if the Committee cannot so determine the number of Hours to be credited, there shall instead be credited eight (8) Hours of Service for each day of absence.

2.04   BENEFIT SERVICE

       With respect to employment prior to January 1, 1985, Benefit Service shall mean "Benefit Service" as defined in the Prior Plans.

       With respect to employment on and after January 1, 1985, Benefit Service, for purposes of determining a Participant's benefit under the Plan means his years of Service earned as an Eligible Employee excluding any service prior to such Eligible Employee's twenty first birthday. For purposes of this Section 2.05, a year of Service is any Plan Year in which the Participant is credited with 1000 Hours of Service. During any computation period in which an Eligible Employee's Hours of Service cannot be determined, the

       Eligible Employee shall be credited with 190 Hours of Service for each month during such period in which he or she completes one Hour of Service.

       However, if an Eligible Employee does not have 1,000 Hours of Service in a Plan Year because he or she enters or, following a Break in Service, re-enters employment with the Employer after the first day of a Plan Year or terminates his or her employment or retires prior to the end of a Plan Year, he or she shall be deemed to have accrued a partial year of service for such Plan Year equal to the ratio that his or her credited Hours of Service for such Plan Year bears to 1,000.

2.05   VETERAN'S BENEFITS

       Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.

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                            ARTICLE 3 - PARTICIPATION

3.01   PARTICIPATION REQUIREMENTS

       (a)    Subject to the provisions of paragraph (b) below:

              Any Eligible Employee who was a Participant on December 31, 1996 shall continue to participate in the Plan as of January 1, 1997 in accordance with the provisions of this restated Plan.

              Any other Eligible Employee shall become a Participant on the first day of the month coinciding with or next following the date on which he has both attained age 21 and completed at least one year of Service, provided he is then an Eligible Employee.

       (b) Notwithstanding any provision in the Plan to the contrary, the following provisions shall apply:

              (i) Effective January 1, 1987, a nonunion employee of James Jones Company on or after December 19, 1986 shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of Service. Subject to the rules of the Plan, service with James Jones Company from the later of December 31, 1969 or date of hire by James Jones Company and prior to January 1, 1987 shall be recognized for vesting and eligibility purposes. Service for benefit accrual purposes shall begin on or after January 1, 1987 and shall end on the earlier of September 4, 1996 or the date a Participant terminates his Service.

              (ii) Effective January 1, 1989, an Eligible Employee of KF Industries, Inc., Leslie Controls, Inc., Rudolph LaBranche, Inc., or Watts Automatic Control Valve Company, Inc. shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of Service. Subject to the rules of the Plan, service with KF Industries, Inc., Leslie Controls, Inc., Rudolph LaBranche, Inc., or

                      Watts Automatic Control Valve Company, Inc. prior to January 1, 1989 shall be recognized for vesting and eligibility purposes. Service for benefit accrual purposes shall begin on or after January 1, 1989. Service with KF Industries, Inc. and Leslie Controls, Inc. for all purposes shall not be taken into account after October 18, 1999.

              (iii) Effective July 19, 1990, an Eligible Employee of Nicholson Steam Trap, Inc. shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of Service. Subject to the rules of Article II of the Plan, service with Nicholson Steam Trap, Inc. prior to July 19, 1990 shall be recognized for vesting and eligibility purposes. Service for benefit accrual purposes shall begin on or after July 19, 1990. Service with Nicholson Steam Trap, Inc. for all purposes shall not be taken into account after October 18, 1999.

              (iv) Effective September 7, 1990, an Eligible Employee of Circle Seal Controls, Inc. shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of Service. Subject to the rules of the Plan, service with Circle Seal Controls, Inc. prior to September 7, 1990 shall be recognized for vesting and eligibility purposes. Service for benefit accrual purposes shall begin on or after September 7, 1990. Service with Circle Seals Controls, Inc. for all purposes shall not be taken into account after October 18, 1999.

              (v) Effective January 1, 1991, an Eligible Employee of Industrial Products Division shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of Service. Subject to the rules of the Plan, service with Industrial Products Division prior to January 1, 1991 shall be recognized for all purposes. Service with Industrial Products Division for all purposes shall not be taken into account after October 18, 1999.

              (vi) Effective January 1, 1991, an Eligible Employee of Eagle Valve shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of

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                      Service. Subject to the rules of the Plan, service with
                      Eagle Valve prior to January 1, 1991 shall be recognized for vesting and eligibility purposes. Service for benefit accrual purposes shall begin on or after January 1, 1991. Service with Eagle Valve for all purposes shall not be taken into account after October 18, 1999.

              (vii) Effective December 31, 1991, an Eligible Employee of Spence Engineering Company, Inc. shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of Service. Subject to the rules of the Plan, service with of Spence Engineering Company, Inc. prior to January 1, 1992 shall be recognized for all purposes. Service for benefit accrual purposes shall begin on or after January 1, 1992. Service with of Spence Engineering Company, Inc. for all purposes shall not be taken into account after October 18, 1999.

              (viii) Effective January 1, 1993, an Eligible Employee of Contromatics, Inc. shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of Service. Subject to the rules of the Plan, service with Contromatics, Inc. prior to January 1, 1993 shall be recognized for vesting and eligibility purposes. Service for benefit accrual purposes shall begin on or after January 1, 1993. Service with Contromatics, Inc. for all purposes shall not be taken into account for October 18, 1999.

              (ix) Effective October 1, 1993 an Eligible Employee of Henry Pratt Company shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of Service. Subject to the rules of the Plan, service with Henry Pratt Company prior to October 1, 1993 shall be recognized for vesting and eligibility purposes. Service for benefit accrual purposes shall begin on or after October 1, 1993 and shall end on the earlier of September 4, 1996 or the date a Participant terminates his Service.

              (x) Effective August 31, 1995, a salaried employee of Keane Controls Corporation who became an employee of Circle Seal Controls, Inc. shall become an Eligible Employee for purposes of the Plan and shall become a Participant in the Plan as of the later of August 31, 1995 or the date such Eligible Employee meets the requirements of Section 3.01(a). An Eligible Employee's service with Keane Controls Corporation, prior to its acquisition by the Employer, shall be taken into account for eligibility and vesting purposes. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing August 31, 1995. Service with Keane Controls Corporation for all purposes shall not be taken into account after October 18, 1999.

              (xi) Effective January 1, 1996 an Eligible Employee of Anderson-Barrows Metal Corporation shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of Service. Subject to the rules of the Plan, service with Anderson-Barrows Metal Corporation prior to January 1, 1996 shall be recognized for vesting and eligibility purposes. Service for benefit accrual purposes shall begin on or after January 1, 1996.

              (xii) Effective January 1, 1997, an employee of Consolidated Precision Corp. who became an employee of Circle Seals Controls shall become an Eligible Employee for purposes of the Plan and shall become a Participant in the Plan as of the later of January 1, 1997 or the date the Eligible Employee meets the requirements of Section 3.01(a). An Eligible Employee's service with Consolidated Precision Corp. prior to its acquisition by the Employer shall be taken into account for eligibility and vesting purposes. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing January 1, 1997. Service with Consolidated Precision Corp. for all purposes shall not be taken into account after October 18, 1999.

              (xiii) Effective January 1, 1998, a salaried employee of Ames Company, Inc. shall become an Eligible Employee under this Plan and shall become a Participant in the Plan as of the later of January 1, 1998 or the date the Eligible Employee meets the requirements of Section 3.01(a). Such Eligible Employee's service with Ames Company, Inc. prior to its acquisition by the Employer shall be taken into account for eligibility and vesting. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing January 1, 1998.

              (xiv) Effective March 17, 1998, a salaried employee of Atkomatic Valve Company who became an employee of Circle Seal Controls, Inc. shall become an Eligible Employee for purposes of the Plan and shall become a Participant in the Plan as of the later of March 17, 1998 or the date the Eligible Employee meets the requirements of Section 3.01(a). An Eligible Employee's service with Atkomatic Valve Company, prior to its acquisition by the Employer, shall be taken into account for eligibility and vesting. However, such Eligible Employee's .Benefit Service shall be taken into account only with regard to service with the Employer commencing March 17, 1998. Service with Atkomatic Valve Company for all purposes shall not be taken into account after October 18, 1999.

              (xv) Effective April 1, 1998, a salaried employee of Aerodyne Controls Corporation who became an Eligible Employee of Circle Seal Corporation on January 5, 1998 shall be eligible to participate in the Plan on the first day of the month coinciding with or next following the date he attains age 21 and completes one year of Service. Service with Aerodyne Controls Corporation prior to January 5, 1998 shall be taken into account for eligibility and vesting purposes. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing April 1, 1998. Service with Aerodyne Controls Corporation for all purposes shall not be taken into account after October 18, 1999.

              (xvi) Effective January 1, 2001, a salaried employee of McCraney, Inc. (dba "Spacemaker") or Watts Heatway, Inc. (now called Watts Radiant, Inc.) shall become an Eligible Employee under this Plan and shall become a Participant in the Plan as of the later of January 1, 2001 or the date the Eligible Employee meets the requirements of Section 3.01(a). Such Eligible Employee's service with of McCraney, Inc. (dba "Spacemaker") or Watts Heatway, Inc. (now called Watts Radiant, Inc.) prior to its acquisition by the Employer shall be taken into account for eligibility and vesting. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing January 1, 2001.

              (xvii) Effective November 1, 2001, a salaried employee of Powers Process Controls Division of Marks Controls Corporation
                      (PPC) shall become an Eligible Employee under this Plan and shall become a Participant in the Plan as of the later of November 1, 2001 or the date the Eligible Employee meets the requirements of Section 3.01(a). Such Eligible Employee's service with PPC prior to its acquisition by the Employer shall be taken into account for eligibility and vesting. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing November 1, 2001.

              (xviii) Effective January 1, 2002, a salaried employee of Premier
                      Manufactured Systems, Inc. shall become an Eligible Employee under this Plan and shall become a Participant in the Plan as of the later of January 1, 2002 or the date the Eligible Employee meets the requirements of Section 3.01(a). Such Eligible Employee's service with of Premier Manufactured Systems, Inc. prior to its acquisition by the Employer shall be taken into account for eligibility and vesting. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing January 1, 2002.

3.02   PARTICIPATION UPON REEMPLOYMENT

       (a) Subject to the provisions of paragraph (b) below, each Participant who is reemployed following a Break in Service pursuant to Section
              2.021 shall participate again as of his reemployment date provided he has met the requirements of Section 2.022.

       (b) For participants who participated in the Spence Plan on December 31, 1991

              (i) Reemployment of Terminated Participant who is Vested in Retirement Benefit.

                     a. In the event of the reemployment of a Terminated Participant who has met the requirements for a Vested Benefit under Section 6.02(a), such Terminated Participant shall be entitled to participate in the Plan immediately upon reemployment.

                     b. If such Terminated Participant has not received a refund of the balance in his Accumulated Contributions Account, his Benefit Service before his termination of employment will be fully restored and combined with his subsequent Benefit Service to calculate his benefit under the Plan upon his subsequent retirement or other termination of employment.

                     c. If such Terminated Participant has received a refund of the balance in his Accumulated Contribution Account, he may repay such amount to the Employer pursuant to the requirements set forth in subparagraph (iii) below. If he repays such amount, his Benefit Service before his termination of employment will be fully restored and combined with his subsequent Benefit Service to calculate his benefit under the Plan upon his subsequent retirement or other termination of employment. If he does not repay such amount, upon his subsequent retirement or other termination of employment he shall be entitled to receive a benefit equal to the benefit provided in Section 5.03 as of his initial termination date plus a benefit calculated using the Benefit Service credited to him from the date of reemployment to his subsequent retirement or other termination of employment.

              (ii) Reemployment of Terminated Participant who is Not Vested in Retirement Benefit.

                     a. In the event of the reemployment of a Terminated Participant who has not incurred a Break in Service, but who has not met the

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                            requirements for a Vested Benefit under Section
                            6.02(a), such Terminated Participant shall be entitled to participate in the Plan immediately upon his reemployment.

                            (1) If such Terminated Participant has not received a refund of the balance in his Accumulated Contribution Account, his Benefit Service before his termination of employment will be combined with his subsequent Benefit Service to calculate his benefit under the Plan upon his subsequent retirement or other termination of employment.

                            (2) If such Terminated Participant has received a refund of the balance in his Accumulated Contribution Account, he may repay such amount to the Employer pursuant to the requirements set forth in subparagraph (iii) below. If he repays such amount, his Benefit Service before his termination of employment will be combined with his subsequent Benefit Service to calculate his benefit under the Plan upon his subsequent retirement or other termination of employment. If such Terminated Participant does not repay such amount, upon his subsequent retirement or other termination of employment he shall be entitled to a benefit calculated using the Benefit Service credited to him from the date of reemployment to his subsequent retirement or other termination of employment. If such Terminated Participant does not repay such amount, upon his subsequent retirement or other termination of employment his benefit shall be calculated using Benefit Service as defined in Section 2.05 provided, however, that Benefit Service prior to January 1, 1987 shall not be included.

              (iii) REPAYMENT - A Terminated Participant who has received a refund of the balance in his Accumulated Contribution Account and who has subsequently resumed employment prior to incurring five consecutive one-year Breaks in Service may repay to the Employer for credit to the Fund the full amount of such cash settlement with interest compounded annually at the rate of 5% per annum (or such other rate as may be prescribed by the Secretary of the Treasury) from the date as of which such cash settlement was determined to the date of repayment. Repayment must be made prior to the occurrence of the earlier of five consecutive one-year Breaks in Service, or five years after the date of reemployment.

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                          ARTICLE 4 - RETIREMENT DATES

4.01   NORMAL RETIREMENT DATE

       The Normal Retirement Date of a Participant shall be the first day of the month coinciding with or next following his Normal Retirement Age.

4.02   EARLY RETIREMENT DATE

       Except as provided below, a Participant who has reached his fifth-fifth birthday and who has completed at least ten years of Service may elect upon written notice to the Committee on an Early Retirement Date which may be the first day of any month subsequent to the date of such election and prior to his Normal Retirement Date.

       Notwithstanding the foregoing, in the case of a Participant who was hired prior to January 1, 1992 (excluding a former participant of the Spence Plan or the Henry Pratt Plan) who has reached his fifty-fifth birthday and who has completed at least five years of Service may elect upon written notice to the Committee an Early Retirement Date which may be the first day of any month subsequent to the date of such election and prior to his Normal Retirement Date.

4.03   DEFERRED RETIREMENT DATE

       If a Participant remains in the Service of the Employer or an Affiliated Employer after his Normal Retirement Date, his Deferred Retirement Date shall be the first day of the month which coincides with or next follows the date of his actual retirement.

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                         ARTICLE 5 - RETIREMENT BENEFITS

5.01   FORM OF NORMAL RETIREMENT BENEFIT

       Except as provided in Section 5.02, a Participant's Normal Retirement Benefit under the Plan shall be an annuity for life, payable monthly, commencing on the Participant's Normal Retirement Date (as defined in Section 4.01) and terminating with the monthly payment preceding his death.

5.02   SPOUSE JOINT AND SURVIVOR ANNUITY

       In lieu of the life annuity payable under Section 5.01, a Participant who is married on his benefit commencement date shall receive his retirement benefit in the form of a Spouse Joint and Survivor Annuity as described in Section 5.021, provided he has not made an election under Section
       5.022 to have his benefit paid under the life annuity form described in
       Section 5.01 or under an optional form described in Section 5.051 or
       Article 8.

5.021  AMOUNT OF SPOUSE JOINT AND SURVIVOR ANNUITY

       The Spouse Joint and Survivor Annuity shall be a reduced amount payable to a Participant for his lifetime with provision for continuation of 50% of such reduced amount to the Participant's spouse for the duration of the spouse's lifetime after the death of the Participant

       All such amounts shall be the Actuarial Equivalent of the benefits set forth hereafter in this Article 5 which are payable on a single life basis.

5.022  ELECTION OUT OF SPOUSE JOINT AND SURVIVOR ANNUITY

       A married Participant may elect, pursuant to Section 5.024, not to receive his benefit in the form of the Spouse Joint and Survivor Annuity by delivering to the Committee, during the election period described below, his written election to have his benefits paid under the form described in Section 5.01 or under an optional form described in Section
       5.051 or Article 8. The election period with respect to the life annuity form described in Section 5.01 and the Spouse Joint and Survivor Annuity shall be a ninety (90) day period ending on the

       Participant's benefit commencement date. The Participant may revoke such election by filing a written revocation with the Committee at any time during such election period. The election by a married Participant of an optional form described under Section 5.051 or Article 8 shall be made in accordance with the provisions of Section 5.024, and Section 5.051 or
       Article 8, whichever is applicable.

5.023  INFORMATION FURNISHED TO PARTICIPANT

       No fewer than 30 days and no more than 90 days before a Participant's benefit commencement date, the Committee shall furnish each Participant with general information on the Spouse Joint and Survivor Annuity. Such general information shall be in writing and shall include:

       (a)    The terms and conditions of the Spouse Joint and Survivor Annuity:

       (b) The Participant's right to elect, and the effect of electing, to waive the Spouse Joint and Survivor Annuity;

       (c)    The rights of the spouse;

       (d) The right to revoke, and the effect of revoking, an election to waive the Spouse Joint and Survivor Annuity;

       (e) The eligibility conditions and material features of the optional forms of payment available under the Plan;

       (f) The relative values of the optional forms of payment available under the Plan; and

       (g) Such other information as may be required under applicable regulations.

       The Committee shall also furnish the Participant, upon his written request made within sixty (60) days following the date he is furnished such general information, additional information explaining the financial effect upon his pension (in terms of dollars per pension payment) of making such election. Such additional information shall be furnished to the

       Participant within thirty (30) days following the date the Participant's written request is received by the Committee.

       The notice described above is not required if the Actuarial Equivalent value of the Participant's nonforfeitable accrued benefit is less than or equal to $3,500 ($5,000 commencing October 1, 2001) on the Participant's benefit commencement date.

       The benefit commencement date for a distribution in a form other than a Spouse Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described in the preceding paragraph provided:
       (a) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Spouse Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a Spouse Joint and Survivor Annuity; (b) the Participant is permitted to revoke any affirmative distribution election at least until the benefit commencement date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Spouse Joint and Survivor Annuity is provided to the Participant' and (c) the benefit commencement date is a date after the date the written explanation was provided to the Participant.

5.024  SPOUSAL CONSENT REQUIRED

       Notwithstanding anything herein to the contrary, the election by a married Participant of an optional form described in Article 8 or Section
       5.051 or the normal form described in Section 5.01 shall not take effect unless:

       (a) his surviving spouse consents in writing to such an election, such election specifies the Beneficiary and the form of benefit payment elected by the Participant in lieu of the Spouse Joint and Survivor Annuity, and such consent acknowledges the effect of such election and is witnessed by a Plan representative or a notary public; or

       (b) it is established to the satisfaction of the Committee that the consent required under (a) above may not be obtained because there is no spouse or the spouse cannot be located, or the Participant can show by court order that he is legally separated from his spouse or has been abandoned by the spouse within the meaning of local law, or due to other circumstances as the Secretary of the Treasury may prescribe.

           Any consent by a spouse under (a) above, or a determination by the Committee with respect to such spouse under (b) above, shall be effective only with respect to such spouse.

5.03   AMOUNT OF NORMAL RETIREMENT BENEFIT

       (a) Subject to the provisions of Section 5.031 and 5.04, the annual Normal Retirement Benefit payable to a Participant who retired under the Plan on or after January 1, 1985 and on or after his Normal Retirement Date but prior to January 1, 1986 shall be an amount equal to forty percent (40%) of his Final Average Compensation less fifty percent (50%) of his Social Security Benefit, multiplied by a fraction (not to exceed one) the numerator of which is his years (and fractions thereof) of his Benefit Service and the denominator of which is 30.

       (b) Subject to the provisions of Section 5.031 and 5.04, the annual Normal Retirement Benefit payable to a Participant who retired under the Plan on or after January 1, 1986 and on or after his Normal Retirement Date but prior to January 1, 1989 shall be an amount equal to forty-five percent (45%) of his Final Average Compensation less fifty percent (50%) of his Social Security Benefit, multiplied by a fraction not to exceed one) the numerator of which is his years (and fractions thereof) of his Benefit Service and the denominator of which is 25.

       (c)    Subject to the provisions of paragraphs (d) and (e) and Sections
              5.031 and 5.04, the annual Normal Retirement Benefit payable to a Participant who retires under the Plan on or after January 1, 1989 and on or after his Normal Retirement Date shall be an amount equal to the greater of (i), (ii), (iii) or (iv) below:

              (i) 1.67% times the Participant's Final Average Compensation less the Maximum Offset Allowance, the result of which is multiplied by his years of Benefit Service (maximum of 25 years);

              (ii) 1.00% times the Participant's Final Average Compensation multiplied by his years of Benefit Service (maximum of 25 years);

              (iii) the Participant's accrued benefit as of March 15, 1990 (or December 31, 1988 if the Participant is a highly compensated employee as defined in Section 414(q)(1)(A) or
                     (B) of the Code);

              (iv) the Participant's accrued benefit under the Plan determined as of the December 31 preceding the date of determination.

       (d) For Participants Who Participated in the Spence Plan on December 31, 1991

              (i) Notwithstanding the foregoing provisions of this Section, with respect to a Participant who participated in the Spence Plan on December 31, 1991 and who retires under this Plan on or after January 1, 1994 and on or after his annual Normal Retirement Date, his annual Normal Retirement Benefit shall equal the sum of (A) and (B) but in no event less than (C) where:

                     (A)    is equal to the sum of (1), (2), (3), and (4) below:

                            (1) 5/8 of 1% of the Participant's Final Average Compensation multiplied by his years of benefit service earned prior to June 1, 1975 under the Spence Plan.

                            (2) 3/4 of 1% of the Participant's Final Average Compensation multiplied by his years of benefit service earned on and after June 1, 1975 through May 31, 1980 under the Spence Plan.

                            (3) 7/8 of 1% of the Participant's Final Average Compensation multiplied by his years of benefit service earned on and after June 1, 1980 through May 31, 1985 under the Spence Plan.

                            (4)    1% of the Participant's Final Average
                                   Compensation multiplied by his years of
                                   benefit service earned on and after June 1, 1985 through December 31, 1986 under the Spence Plan.

                                   The amount of the benefit calculated in
                                   accordance with this paragraph (d)(i)(A) shall be actuarially increased to reflect the change in the normal form of benefit payment from a 5 year certain and continuous annuity to a single life annuity.

                     (B)    is equal to the greater of (1) or (2) below:

                            (1) 1.67% times the Participant's Final Average Compensation less the Maximum Offset Allowance, the result of which is multiplied by his years of Benefit Service earned under the Spence Plan on or after January 1, 1987 but prior to January 1, 1992, and Benefit Service earned under the Plan on or after January 1, 1992 (maximum of 25 years).

                            (2) 1.00% of the Participant's Final Average Compensation multiplied by his years of benefit service earned under the Spence Plan on and after January 1, 1987 but prior to January 1, 1992 and his years of Benefit Service earned on and after January 1, 1992 under the Plan (up to a maximum of 25 years).

                     Notwithstanding the foregoing, a Participant who is credited with a 1,000 Hours of Service under the Spence Plan during the twelve-month period beginning on June 1, 1985 and ending on May 31, 1986 and during the twelve-month period beginning on January 1, 1986 and ending on December 31, 1986 shall be credited with 2 years of Benefit Service for purposes of Section 5.03(d)(i)(A)(4) to reflect the change in the Spence Plan's plan year to a calendar year.

                     (C)    is equal to the greater of (1) or (2) below:

                            (1) the Actuarial Equivalent of the Participant's Accumulated Contributions Account.

                            (2) the Participant's accrued benefit determined under the Spence Plan as of December 31, 1991.

       (e) For Participants Who Participated in the Henry Pratt Plan on September 30, 1993

              Notwithstanding the foregoing provisions of this Section, with respect to a Participant who participated in the Henry Pratt Plan on September 30, 1993 and who retires under this Plan on or after September 30, 1993 and on or after his annual Normal Retirement Date, his Normal Retirement Benefit shall be an amount based on a maximum of 25 years of "Combined Total Benefit Service" (as defined below) and equal to the sum of (i) and (ii), where:

              (i) is the Participant's accrued benefit earned under the Henry Pratt Plan as of September 30, 1993 multiplied by a fraction, the numerator of which equals the Participant's Final Average Compensation determined as of his retirement date and the denominator of which equals the Participant's Final Average Compensation determined as of December 31, 1993.

              (ii) is the Participant's accrued benefit, if any, determined in accordance with Section 5.03(c) for years of Benefit Service earned on or after October 1, 1993 under the Plan.

              For purposes of determining a Participant's accrued benefit under paragraph (e)(i) above, the following shall apply:

              (A) If the Participant was hired by the Henry Pratt Company on or before September 7, 1988, he shall be credited with service under the Henry Pratt Plan beginning on September 7, 1988 and ending on September 30, 1993 and such service shall be counted in years and completed months;

              (B) If the Participant was hired by the Henry Pratt Company after September 7, 1988, he shall be credited with service under the Henry Pratt Plan beginning on his date of employment and ending on September 30, 1993 and such service shall be counted in years and completed months.

              For purposes of this Section 5.03(e), "Combined Total Benefit Service" means service earned under the Henry Pratt Plan and Benefit Service earned under the Plan. In the event a Participant's Combined Total Benefit Service exceeds twenty-five
              (25) years on his date of retirement with the Employer, the Participant's Normal Retirement Benefit shall be determined by decreasing his years of service earned under the Henry Pratt Plan by the number of years which exceeds twenty-five (25) and the benefit calculated under paragraph (e)(i) above shall be recalculated using the Participant's accrued benefit as of September 30, 1993.

       (f) This subsection (f) shall apply to any Participant who had his retirement benefit determined under Part B of the Plan and who after January 1, 1997, transferred to Regtrol Inc. (hereinafter referred to as a "Transferred Jameco Participant").

              A Transferred Jameco Participant's Normal Retirement Benefit shall be an amount based on a maximum of 25 years of "Combined Total Benefit Service" and equal to the sum of (i) and (ii) where:

              (i) is the Transferred Jameco Participant's accrued benefit based on the formula under Part B of the Plan in effect as of the transfer date and determined based upon (1) his years of Service under Part B of the Plan as of the transfer date and (2) his Average Monthly Compensation under Section 1.05 of Part B and his Covered Compensation under Section 1.16 of Part B as of his retirement or termination date.

              (ii) is the Transferred Jameco Participant's accrued benefit, if any, determined in accordance with Section 5.03(c) for years of Benefit Service earned on or after transfer date.

              For purposes of this Section 5.03(f), "Combined Total Benefit Service" means benefit service earned under Part B of this Plan and Benefit Service earned under subsection (ii) above. In the event a Participant's Combined Total Benefit Service exceeds twenty-five (25) on his date of retirement or termination of employment with the Employer, the Transferred Jameco Participant's retirement benefit shall be determined by decreasing his years of service under subsection (i) by the number of years of service which exceeds twenty-five and substituting such benefit service with years of Benefit Service under subsection (ii).

              However, in no event shall a Transferred Jameco Participant's accrued benefit be less than his accrued benefit based upon his years of benefit Service as of his transfer date as calculated under Part B.

5.031  MINIMUM BENEFIT FOR PARTICIPANTS ON JANUARY 1, 1979

       The annual normal retirement benefit of a Participant who was an Employee on January 1, 1979 shall in no event be less than an amount equal to the sum of (a) and (b) below for each year of Benefit Service:

       (a) 1% of that portion of his Compensation in each calendar year subject to taxes under the Federal Insurance Contributions Act, as adjusted by regulation each year, plus

       (b) 2% of that portion of his Compensation in each calendar year in excess of that amount subject to taxes under the Federal Insurance Contributions Act, as adjusted by regulation each year.

5.032  ACCRUED BENEFIT

       To determine a Participant's accrued benefit under Section 5.03(a) and
       (b) at any time prior to his Normal Retirement Date, there shall first be determined the amount of Normal Retirement Benefit that the Participant would have received if he had remained in the employ of the Employer to his Normal Retirement Date but based on his Final Average Compensation and Social Security Benefit as of the date such benefit is being determined. Such amount shall be multiplied by a fraction in which the numerator is the number of years of Benefit Service (including fractions thereof) that the Participant has completed and the denominator is the number of years of Benefit Service (including fractions thereof) that the Participant would have completed if he had remained in the employ of the Employer to his Normal Retirement Date.

       A Participant's accrued benefit under Section 5.03(c), (d) and (e) is the benefit as defined under Section 5.03(c), (d) or (e) based on Final Average Compensation and Benefit Service as of the date the accrued benefit is being determined.

       Notwithstanding the above, in the case of a Participant whose Compensation for a Plan Year beginning prior to January 1, 1994 exceeded $150,000, such Participant's Accrued Benefit shall not be less than an amount equal to the sum of his or her Accrued Benefit determined as of December 31, 1993 plus an amount equal to the Participant's Accrued Benefit determined in accordance with the provisions of this Section
       5.032 based on Years of Benefit Service earned by the Participant after December 31, 1993.

5.04   MAXIMUM RETIREMENT BENEFITS

       (a) For Plan Years beginning after 1986, the actual or projected annual amount of a Participant's benefit payable within a Limitation Year shall not exceed the lesser of (i) and (ii) below:

              (i)    $90,000, or

              (ii) 100% of the Participant's average annual Section 415 Compensation (as defined in paragraph (c) below) for the three consecutive calendar years (or, if his period of employment is less than three years, for his entire period of employment) as a Participant during which he received the greatest aggregate Section 415 Compensation;

       (b) In no event shall the limitations in paragraph (a) above be less than $10,000 if the Participant has not at any time participated in a defined contribution plan maintained by the Employer or an Affiliated Employer.

       (c) The term "Section 415 Compensation" means wages, salaries, and fees for professional services and other amounts received from the Employer and all Affiliated Employers during the Limitation Year (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer, to the extent such amounts are includable in gross income, including, but not limited to, overtime pay, tips, bonuses, commissions to paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, fringe benefits, reimbursements, and expense allowances, and excluding the following:

              (i) amounts contributed by the Employer or Affiliated Employer on behalf of the Employee pursuant to a salary deferral agreement under this Plan or any other cash or deferred arrangement described in Section 401(k) of the Code, to any salary reduction agreement pursuant to a cafeteria plan established under Section 125 of the Code, or to any other plan of deferred compensation, and which are not includable in the Employee's gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation;

              (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes free transferable or is no longer subject to a substantial risk of forfeiture;

              (iii) amounts realized with respect to the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

              (iv) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are excludable from the Employee's gross income).

              For purposes of applying the limitations of this Section, the term "Section 415 Compensation" means the compensation actually paid or includable in the Employee's gross income for the Limitation Year.

              Effective January 1, 1998, Section 415 Compensation earnings shall include (i) any elective deferrals as defined in Code Section 402(g)(3), and (ii) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Code
              Section 125 or 457. Effective January 1, 2001, Section 415 Compensation shall include any amounts deferred under Section 132(f)(4) of the Code.

       (d) The dollar limitation described in paragraph (a)(i) above shall be increased by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code. Such adjustment factor shall be applied to all Participants, including Participants and Beneficiaries receiving benefits from the Plan and to such items as the Secretary shall prescribe.

       (e) If the benefit payable to a Participant commences prior to the Participant's Social Security Retirement Age, but on or after the date he attains age 62, the maximum annual amount determined under paragraph (a)(i) above shall be reduced as follows:

              (i) if the Participant's Social Security Retirement age is 65, by 5/9ths of 1% for each month by which the commencement of payment of his benefits precedes the month in which he attains age 65; or

              (ii) if the Participant's Social Security Retirement age is 66 or 67, by 5/9ths of 1% for each of the first 36 months and 5/12ths of 1% for each additional month by which the commencement of payment of his benefits precedes the month in which he attains his Social Security Retirement Age.

                     If the benefit payable to a Participant commences before age 62, the maximum annual amount determined under paragraph (a)(i) above shall be reduced in accordance with applicable regulations, so that it is the Actuarial Equivalent of such amount as applied to a benefit beginning at age 62. For purposes of this paragraph, the Actuarial Equivalent shall be determined using the assumptions specified in Section 1.02(b).

       (f) If the payment of benefits to a Participant commences after his Social Security Retirement Age, the maximum annual amount determined under paragraph (a)(i) above shall be increased so that it is the Actuarial Equivalent of a $90,000 benefit multiplied by the adjustment factor specified in paragraph (e) above, and payable in the normal form at the Participant's Social Security Retirement Age. For purposes of this paragraph, the Actuarial Equivalent shall be determined using the assumptions specified in
              Section 1.02(b).

       (g) The annual benefit is a retirement benefit under the Plan which is payable annually in the form of a single life annuity. If the benefit payable to a Participant is not in the form of a single life annuity nor in the form of a Spouse Joint and Survivor Annuity, then the maximum annual amount determined under paragraph
              (a) above shall be reduced in accordance with the applicable regulations so that it is the Actuarial Equivalent of such amount as payable in the normal form. The interest rate and mortality assumptions used to determine the Actuarial Equivalent will be the rates specified in Section 1.02(b).

       (h) If the Participant has completed less than 10 years of Plan participation, the maximum annual amount determined under paragraph (a)(i) above shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years of Plan participation (or parts thereof) and the denominator of which is 10. To the extent provided in regulations or in other guidance issued by the Internal Revenue Service, the preceding sentence shall be applied separately with respect to each change in the benefit structure of the Plan.

       (i) If the Participant has completed less than 10 years of Service, the maximum amount determined under Section paragraph (a)(ii) above (without regard to paragraph (a)(i) above) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years of Service (or parts thereof) and the denominator of which is 10. To the extent provided in regulations or in other guidance issued by the Internal Revenue Service, the preceding sentence shall be applied separately with respect to each change in the benefit structure of the Plan.

       (j) In no event shall the provisions of paragraph (h) or paragraph (i) above reduce the limitations in paragraph (a) to an amount less than one-tenth of such limitations, determined without regard to the provisions of paragraph (h) and paragraph (i).

       (k) If a Participant is, or has ever been, covered under more than one defined benefit plan maintained by the Employer, the sum of the Participant's annual benefits from all such plans may not exceed the maximum permissible amount.

       (l) TRANSITIONAL RULE. Notwithstanding the foregoing provisions of this Section 5.04, the maximum limitation on annual benefits with respect to any person who was a Participant prior to January 1, 1983 and whose annual benefit (determined without regard to any changes in the plan after July 1, 1982 and without regard to cost-of-living adjustments, if any, occurring after July 1, 1982) as of December 31, 1982, exceeds the limitations set forth in this
              Section 5.04, shall be such Participant's annual benefit as of December 31, 1982; provided that such Participant's annual benefit did not exceed the maximum limitation thereon as of December 31, 1982.

5.041  LIMITATION APPLICABLE TO DEFINED CONTRIBUTION PLAN PARTICIPANTS

       (a) If a Participant is also a participant in any defined contribution plan maintained by the Employer or an Affiliated Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year shall not exceed 1.0 as provided in
              Section 415(e) of the Code and any regulations issued thereunder.

       (b) The DEFINED BENEFIT FRACTION for any Limitation Year is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 1.25 times the dollar limit determined under Sections 415(b) and 415(d) of the Code and adjusted in accordance with Section 5.04(h) and (i) for the Limitation Year, or 1.4 times 100% of the Participant's highest average annual
              Section 415 Compensation (including any adjustments under Section 415(b) of the Code) for any three consecutive years.

              Notwithstanding the above, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 1.25 times the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

       (c) The DEFINED CONTRIBUTION PLAN FRACTION for any Limitation Year is a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(l)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of
              1.25 times the dollar limitation determined under Sections 415(b) and 415(d) of the Code in effect under Section 415(c)(1)(A) of the Code, or 35% of the Participant's Section 415 Compensation (as defined in Section 5.04(c)) for such Limitation Year.

              For purposes of calculating the numerator in the defined contribution plan fraction, a Participant's after-tax payroll deduction contributions made before 1987, if any, shall be taken into account to the extent such contributions exceed the lesser of:

              (i) 6% of the Participant's Section 415 Compensation (as defined in Section 5.04(c)) for the Limitation Year, or

              (ii) 50% of the amount of such payroll deduction contributions for the Limitation Year.

              If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

       (d) For the purpose of determining the denominators in the preceding two fractions, the maximum benefit allowable and the maximum annual additions shall be deemed to be equal to the lesser of:

              (i)    140% of the percentage limits, or

              (ii) 125% of the dollar limits provided in Sections 415(b) and 415(c) of the Code for each such year.

       (e) Any adjustment necessary to comply with the limitations of this section shall be made in the Participant's benefit payable under the relevant defined benefit plan; but under no circumstances may the accrued benefit of a Participant in a defined benefit plan decrease as a result of a Plan amendment to change the combined plan limits.

       (f) Effective January 1, 2000, the provisions of this Section 5.041 shall no longer be effective.

5.042  AFFILIATED EMPLOYERS

       For purposes of Sections 5.04 and 5.041, the Employer and all Affiliated Employers shall be considered one employer, and the limitations shall be applicable to the total benefits received from the Employer and all Affiliated Employers. Further, in determining what is an Affiliated Employer for the purposes of these Sections, the phrase "more than 50%" shall be substituted for "at least 80%" each place it appears in Section 1563(a)(1) of the Code.

5.05   EARLY RETIREMENT BENEFIT

       The Early Retirement Benefit of a Participant who elects to retire on an Early Retirement Date (as defined in Section 4.02) on or after January 1, 1985 shall be the benefit computed in (a) or (b) below, as elected by the
       Participant:

       (a) a benefit commencing on his Normal Retirement Date (as defined in Section 4.01) in an amount equal to his accrued Normal Retirement Benefit determined in accordance with the provisions of Section
              5.03 or 5.031, whichever is applicable, and Section 5.032;

       (b) a reduced benefit commencing on his Early Retirement Date or the first day of any month thereafter but prior to his Normal Retirement Date, as elected by the Participant, which benefit shall be computed as in (a) above, reduced by 5/9 of 1% for each of the first sixty months by which commencement of benefits precedes his Normal Retirement Date, and by 5/18 of 1% for each month thereafter, if any, by which commencement of benefits precedes his Normal Retirement Date.

       Notwithstanding the foregoing provisions of this Section 5.05, with respect to a Participant who on September 30, 1993 was participating in the Henry Pratt Plan, his Early Retirement Benefit shall not be less than the benefit he could have received if he retired under the early retirement provisions of the Henry Pratt Plan on September 30, 1993.

5.051  SOCIAL SECURITY OPTION

       A Participant who is entitled to receive an Early Retirement Benefit and has elected to have such benefit commence prior to the date he is entitled to receive benefits under Title II of the Social Security Act, may elect to receive a Social Security Option under which he will receive a larger monthly benefit prior to the date he is first entitled to receive benefits under Title II of the Social Security Act and a smaller benefit after he is first entitled to receive benefits under Title II of the Social Security Act so that, to the extent possible, the Participant will receive a level monthly income when his payments under the Plan and his income under Title II of the Social Security Act are taken in to account; provided, however, that his payments under the Social Security Option will be the

       Actuarial Equivalent of the Early Retirement Benefit he would have received if he had not elected such an option.

       If a Participant elects a benefit under this Section, no benefits will be payable to anyone upon his death.

5.06   DEFERRED RETIREMENT BENEFIT

       (a)    RETIREMENT PRIOR TO AGE 70 1/2

              Each Participant who continues in the employ of the Employer or an Affiliated Employer after attaining his Normal Retirement Age and retires prior to age 70 1/2 shall be entitled upon actual retirement to receive a monthly Deferred Retirement Benefit. The Deferred Retirement Benefit payable under this paragraph (a) shall be determined in accordance with Section 5.03 or 5.031, whichever is applicable, based on the Participant's years of Benefit Service (including fractions thereof) as of his retirement date, and the rate of benefit in effect under the Plan on his retirement date.

       (b)    COMMENCEMENT OF BENEFITS WHILE ACTIVELY EMPLOYED

    (b) Prior to January 1, 1997, the Deferred Retirement Benefit payable to a Participant who attains age 70 1/2 and who continues to be an Employee shall be equal to the Participant's accrued benefit determined as of the last day of the Plan Year in which the Participant attains age 70 1/2. The Deferred Retirement Benefit payable under this paragraph (b) shall be determined in accordance with Section 5.03 or 5.031, whichever is applicable, and shall be payable in the form of a single life annuity. The Deferred Retirement Benefit shall commence no later than the January 1 immediately following the Plan Year in which the Participant attains age 70 1/2.

              The monthly benefit of a Participant who has begun receiving benefits and who continues to be an Employee after his attainment of age 70 1/2 shall be adjusted, effective on the January 1 following the Plan Year in which the Participant's benefit commenced and on each succeeding January 1 prior to the Participant's

              Deferred Retirement Date, to reflect the effect of changes in the Participant's accrued benefit since the previous January 1. The final adjustment shall be made as of the Participant's Deferred Retirement Date. Adjustments required by this paragraph shall include a reduction equal to the Actuarial Equivalent of any benefit payments already made with respect to the Participant. In no event, however, will the benefit payable to the Participant be reduced as a result of this paragraph. Furthermore, the operation of this paragraph will not affect the form of benefit payment previously elected by the Participant.

              Any Participant, other than a 5% owner as defined in Code Section 416(i), who attains age 70 1/2 after December 31, 1996 but before January 1, 2002 shall have the option to commence receiving retirement benefits at any time commencing on or after the January 1 following the Plan Year in which such Participant attains age 70 1/2. Any Participant, other than a 5% owner as defined in Code
              Section 416(i), who attains age 70 1/2 on or after January 1, 2002, shall commence receiving retirement benefits no later than the January 1 of the calendar year following the calendar year in which he attains age 70 1/2 or the calendar year in which he retires, whichever is later. Participants who are 5% owners must continue to commence receiving benefits on the January 1 following the Plan Year in which they attained age 70 1/2.

              Effective January 1, 1997, a Participant's Deferred Retirement Benefit shall be equal to the greater of (i) the Actuarial Equivalent of his or her Deferred Retirement Benefit determined as of April 1 of the calendar year following the calendar year in which the Participant attained age 70 1/2, or (ii) the Participant's Deferred Retirement Benefit determined as of his or her Deferred Retirement Date.

              Upon such Participant's actual Deferred Retirement Date, he shall then be eligible to make the election as described in Section 5.022.

5.07   SUSPENSION OF BENEFIT DISTRIBUTIONS

       (a)    CONDITIONS FOR SUSPENSION

              If any Participant is reemployed by the Employer or an Affiliated Employer on or after his benefit commencement date and before age 70 1/2, or if any Participant continues in employment with the Employer or an Affiliated Employer after his Normal Retirement Date (as defined in Section 4.01), the benefit payable for a calendar month will be permanently withheld if the Participant completes 40 or more Hours of Service in the calendar month or in the four or five week payroll period ending in the calendar month.

              The benefit permanently withheld will be the actual amount scheduled to be paid for the calendar month in which the conditions for suspension are met.

       (b)    REDETERMINATION OF BENEFITS

              Upon the subsequent termination of employment of a Participant who was eligible to begin receiving payments under the Plan on his prior termination of employment date (whether or not such benefit payments had actually commenced), the Participant's retirement benefit shall be redetermined in accordance with the provisions of this Plan applicable to him as of his subsequent termination of employment date, as if no prior benefit payments had been made. His retirement benefit, as so redetermined, shall then be reduced by (i) the Actuarial Equivalent of the benefit payments, if any, previously made to such Participant prior to his Normal Retirement Date or (ii) in the case of a lump sum payment, the Actuarial Equivalent of the payment other than the portion of the payment attributable to the period (if any) after the Participant's Normal Retirement Date and before his reemployment commencement date. The form of payment of any retirement benefit to which he may thereafter become entitled shall be determined in accordance with the provisions of Article 5 at the time he subsequently retires without regard to the form in which his benefit had previously been paid.

              The Participant's retirement benefit as so redetermined shall not be less than his retirement benefit prior to the suspension of payments.

       (c)    RESUMPTION OF BENEFITS

              In the case of a Participant who was receiving benefit payments prior to reemployment, payment of such benefits shall resume no later than the first day of the third calendar month following the month in which the Participant ceases to satisfy the conditions for suspension described in paragraph (a) above.

              If the period of suspension is less than three months, the Participant's benefit shall continue to be paid in the same form of payment as was in effect before the suspension.

              The amount of the Participant's benefit shall be redetermined, taking into account increased service and any benefits paid before suspension, and shall not be less than the amount of benefit the Participant was receiving prior to suspension.

       (d)    NOTICE OF SUSPENSION

              If a Participant continues to be employed (or is reemployed) by the Employer or an Affiliated Employer after his Normal Retirement Date (as defined in Section 4.01) and the commencement of his benefit payments is delayed (or, in the case of reemployment, suspended) in accordance with the provisions of paragraph (a) above, the Committee shall give written notice to such Participant as required under Department of Labor Regulations 2530.203-3(b)(4) no later than the end of the first calendar month or payroll period in which the payment of benefits would have commenced if the Participant had not remained in or returned to employment.

5.08   RETIREMENT PRIOR TO JANUARY 1, 1985

       Except as specified otherwise here-in, the monthly retirement benefit of a Participant who retired from the Service of the Employer prior to January 1, 1985 shall be determined in accordance with the applicable provisions of the Prior Plan as in effect on the date of his retirement.

5.09 PARTICIPANTS WHO ATTAINED NORMAL RETIREMENT AGE OR WHO RETIRED PRIOR TO JANUARY 1, 1986

       Commencing January 1, 1986, the monthly retirement benefit of an active Participant who attained Normal Retirement Age prior to January 1, 1986 or of a Retired Participant who retired prior to January 1, 1986 shall be increased by 2.5% for each year between the date such active Participant attained Normal Retirement Age or the date such Retired Participant retired and the anniversary of such date which occurs in 1986; provided that each such Participant or Retired Participant shall be entitled to a monthly benefit increase of at least $10.00.

5.10   DISABILITY RETIREMENT BENEFITS

       (a) In the event a Participant becomes disabled prior to October 1, 2001 while employed with the Employer so that he is receiving disability benefits under the Employer's long term disability program and is eligible for and is receiving disability benefits under Title II of the Social Security Act or becomes disabled on or after October 1, 2001 while employed with the Employer so that he is eligible for and is receiving disability benefits under Title II of the Social Security Act, such Participant shall continue to be credited with years of Service for vesting and years of Benefit Service for the period he remains disabled and such crediting shall cease upon the earlier of the Participant's recovery from disability, death, election of Early Retirement or Normal Retirement Date. During the period of disability such Participant shall be credited with Compensation equal to the greater of his Compensation credited in the Plan Year he becomes disabled or the Compensation credited for the immediately preceding Plan Year. In addition, such disabled Participant's Maximum Offset Allowance shall be determined as of the date he becomes disabled. If a Participant's disability continues until his Normal Retirement Date, his Normal Retirement Benefit shall commence as of the date elected by the Participant in accordance with the normal form of benefit described as Section 5.01 or 5.02, whichever is applicable, or the optional retirement benefit, if elected by the Participant, as set forth in Article 5.

       (b) A Participant who on December 31, 1991 participated in the Pension Plan for Salaried Employees of Spence Engineering Company, Inc. and who met the requirements for a monthly disability benefit thereunder shall continue to receive the disability benefit under this Plan.

       The monthly disability benefit will terminate with the last payment due preceding the earliest of the following to occur:

       (i) the tenth day after the Trustee receives notice from the Employer that the Participant has ceased to be entitled to disability benefits under the Social Security Act;

       (ii)   the date of the Participant's death; or

       (iii) the Participant's Normal Retirement Date or, if elected, the Participant's Early Retirement Date.

                       ARTICLE 6 - TERMINATION OF SERVICE

6.01   REQUIREMENTS FOR VESTED BENEFITS

       There are no benefits payable under the Plan if a Participant's employment terminated prior to the date he is entitled to retire and receive a benefit under the Plan, except as provided in Section 7.03(d), 8.05, and this Article 6.

6.02   VESTED BENEFITS

       (a) A Participant whose employment terminates on or after January 1, 1989 and who ceases to be an Employee prior to Normal Retirement Age for any reason except death or retirement under the Plan shall be entitled to a deferred vested benefit commencing on his Normal Retirement Date (as defined in Section 4.01) equal to his accrued Normal Retirement Benefit determined in accordance with the provisions of Section 6.021 multiplied by his vesting percentage in accordance with the following schedule:

                      YEARS OF SERVICE                 VESTING PERCENTAGE
                      Less than 5 years                         0%
                       5 years or more                        100%

       (b) A Participant shall be fully vested in his Accumulated Contribution Account, if any, at all times.

       (c) Effective September 4, 1996, a Participant who is an Employee of Henry Pratt Company or James Jones Company on September 4, 1996 shall be 100% vested and shall be entitled to a deferred vested benefit commencing on his Normal Retirement Date equal to his Accrued Normal Retirement Benefit determined in accordance with the provisions of Section 6.021(c).

6.021  COMPUTATION OF A VESTED BENEFIT

       (a) The amount of a deferred vested benefit payable to a Terminated Participant under Section 6.02(a) shall be equal to his accrued benefit as determined under Section 5.032. Notwithstanding the foregoing, the amount of deferred vested benefit payable to a Terminated Participant who was an Employee on January 1, 1979 shall in no event be less than his accrued benefit determined in accordance with the provisions of Section 5.031.

       (b) The amount of a deferred vested benefit payable to a Terminated Participant under Section 6.02(b) shall not be less than the Actuarial Equivalent of the balance in his Accumulated Contribution Account, if any.

6.022  EARLY COMMENCEMENT OF A VESTED BENEFIT

       (a)    A Terminated Participant entitled to a Vested Benefit under
              Section 6.02 may elect to have such benefit commence at any time after he is eligible to elect an Early Retirement Date pursuant to
              Section 4.02. In such case and subject to the provisions of paragraph (b) below, his benefit shall be computed as in Section 6.021, but shall be reduced by 5/9 of 1% for each of the first sixty (60) months by which his benefit commencement date precedes his Normal Retirement Date, and by 5/18 of 1% for each month thereafter, if any, by which his benefit commencement date precedes his Normal Retirement Date.

       (b) The Vested Benefit of a Participant, who on September 30, 1993 was participating in the Henry Pratt Plan and who elects early commencement as described in paragraph (a) above, shall not be less than the benefit he could have received if he elected early commencement of his benefit under the vested retirement provisions of the Henry Pratt Plan on September 30, 1993.

                        ARTICLE 7 - DEATH OF PARTICIPANT

7.01   DEATH PRIOR TO RETIREMENT

       There are no death benefits payable under the Plan in the event of the death of a Participant, Retired Participant or Terminated Participant prior to the commencement of his retirement benefits under the Plan, except as may be provided under the Surviving Spouse Benefit described in
       Section 7.02 or as may be provided under Section 7.04.

7.02   SURVIVING SPOUSE BENEFIT

       Effective August 23, 1984, the spouse of a Participant or a Terminated Participant shall be eligible to receive a Surviving Spouse Benefit after the Participant's or Terminated Participant's death if the Participant or Terminated Participant has fulfilled the following requirements at the date of death:

       (a) He has been legally married to such spouse throughout the twelve-month period ending on the date of his death;

       (b)    He has met the requirements for a Vested Benefit under Section
              6.02;

       (c)    He has not attained Normal Retirement Age; and

       (d)    He has not commenced receiving benefits under the Plan.

7.03   AMOUNT OF SURVIVING SPOUSE BENEFIT

       If a Participant or Terminated Participant dies after fulfilling all the requirements of Section 7.02, his spouse shall be entitled to a lifetime benefit under the Plan. If the surviving spouse of the Participant or Terminated Participant consents, such benefit shall commence on the first day of the month following the later of the Participant's or Terminated Participant's death or the date the Participant or Terminated Participant would have met the requirements for Early Retirement under Section 4.02. If such surviving spouse does not consent to receive benefits as described above, benefits shall commence on the first day of any month thereafter, as elected by the surviving spouse, but not later than the date the Participant or Terminated Participant would have attained age 65.

       The Surviving Spouse Benefit shall be equal to (a), (b), (c) or (d) below:

       (a) If the Participant or Terminated Participant dies after meeting the requirements for Early Retirement as provided under Section 4.02, the Surviving Spouse Benefit shall be equal to the amount which would have been payable to the spouse if the Participant or Terminated Participant had retired on the date preceding his date of death and he had been entitled to a Spouse Joint and Survivor Annuity;

       (b) If the Participant or Terminated Participant dies before meeting the requirements for Early Retirement as provided under Section 4.02, but after meeting the requirements for a Vested Benefit under Section 6.02(a), the Surviving Spouse Benefit shall be equal to the amount which would have been payable to the spouse if the Participant or Terminated Participant had:

              (i)    terminated service on the date of his death;

              (ii)   survived to the earliest retirement age under Section 4.02;

              (iii) retired at that time and was entitled to receive a Spouse Joint and Survivor Annuity; and

              (iv) died on the day following attainment of the earliest retirement age; or

       (c) If the Participant's or Terminated Participant's surviving spouse elects a benefit commencement date other than the first day of the month following the date of the Participant's or Terminated Participant's death or the date the Participant or Terminated Participant would have met the requirements for Early Retirement under Section 4.02, the Surviving Spouse Benefit under (a) or (b) above, whichever is applicable, shall be actuarially adjusted to reflect the actual date of benefit commencement.

       (d)    FOR PARTICIPANTS WHO PARTICIPATED IN THE SPENCE PLAN

              If the Participant or Terminated Participant dies before meeting the requirements for Early Retirement as provided under Section
              4.02 and before meeting the requirements for a Vested Benefit under Section 6.02(a), but after meeting the requirements for a Vested Benefit under Section 6.02(b), the Surviving Spouse Benefit shall be equal to the Actuarial Equivalent of the balance in the Participant's or Terminated Participant's Accumulated Contribution Account and shall be paid to the spouse as a life annuity.

7.04   DEATH AFTER COMMENCEMENT OF BENEFITS OR NORMAL RETIREMENT AGE

       There are no death benefits payable under the Plan upon the death of a Participant on or after his Normal Retirement Age or after a Participant has commenced receiving benefits under the Plan, except as follows:

       (a) If a Participant is receiving a Spouse Joint and Survivor Annuity as described in Section 5.02, any benefits becoming due will be paid in accordance with the terms of such Spouse Joint and Survivor Annuity;

       (b) If a Participant has elected an optional benefit under Article 8, any benefits becoming due will be paid in accordance with the terms of such option;

       (c) If a Participant dies after attaining his Normal Retirement Age but before his Deferred Retirement Date, the Spouse Joint and Survivor Annuity as described in Section 5.02 shall be deemed to be in effect on behalf of such Participant, provided he has not made an election under Section 5.022 to receive his benefits under another form of payment.

                      ARTICLE 8 - OPTIONAL FORMS OF BENEFIT

8.01   TIME FOR ELECTION

       Subject to the restrictions set forth in Section 8.08, in lieu of receiving the life annuity referred to in Section 5.01 or the Spouse Joint and Survivor Annuity referred to in Section 5.02, a Participant may elect, by written application filed with the Committee, to have his retirement benefit paid under one of the forms of benefit set forth in this Article 8, provided that such election is made prior to actual retirement under the Plan and in accordance with the procedures set forth in Section 5.024 (if such Participant is married) and in this Article 8. Neither Section 5.01 nor Section 5.02 shall apply if an effective election is made under this Article; provided, however, that a married Participant may, at any time during the election period established by the Committee under Section 5.022, rescind his election of an option under this Article 8 and receive his retirement benefit in the form of an annuity for life under Section 5.01 or a Spouse Joint and Survivor Annuity under Section 5.02 if he has met the requirements therefor.

8.02   CONTINGENT ANNUITANT OPTION

       A Participant may elect an option in accordance with Section 5.02, under which option he will receive an actuarially reduced benefit during his lifetime after retirement and 100%, 66-2/3% or 50% of such reduced amount will be continued to a person designated by the Participant at the time of election of the option (and referred to as a Contingent Annuitant) for the duration of the Contingent Annuitant's lifetime.

8.03   TEN YEAR CERTAIN LIFE ANNUITY OPTION

       A Participant may elect an option in accordance with Section 502, under which option he will receive an actuarially reduced benefit during his lifetime after retirement with a provision that if he dies after his Normal Retirement Age or after commencement of his benefit payments but prior to receiving one hundred twenty (120) monthly retirement payments, the balance of such one hundred twenty (120) monthly retirement payments shall be paid to the Participant's Beneficiary.

8.04   FIVE YEAR CERTAIN LIFE ANNUITY OPTION

       A Participant who was a participant in the Spence Plan and who was employed by Spence Engineering Company, Inc. prior to January 1, 1987 may elect an option at least ninety days prior to his benefit commencement date, under which option he will receive an Actuarially Equivalent benefit during his lifetime after retirement with a provision that if he dies after his Normal Retirement Age or after commencement of his benefit payments but prior to receiving sixty (60) monthly retirement payments, the balance of such sixty (60) monthly retirement payments shall be paid to the Participant's Beneficiary.

8.05   REFUND OF ACCUMULATED CONTRIBUTION ACCOUNT

       This Section shall apply only to a Participant who participated in the Spence Plan on December 31, 1991 and who made employee contributions to the Spence Plan prior to January 1, 1987.

       (a) REFUND OF ACCUMULATED CONTRIBUTION ACCOUNT ON AND AFTER RETIREMENT OR OTHER TERMINATION OF EMPLOYMENT.

              A Participant may elect to receive on or after the date of his retirement or other termination of employment and before his benefit commencement date, a refund of the balance, if any, in his Accumulated Contribution Account.

              If a Participant elects a refund of his Accumulated Contribution Account under this Section 8.05(a), his Normal Retirement Benefit provided in Section 5.03 shall be reduced by the Actuarial Equivalent of his Accumulated Contribution Account and his Accumulated Contribution Account shall be reduced to zero.

              Notwithstanding the foregoing provisions of this Section 8.05(a), if the Actuarial Equivalent value of a Participant's entire nonforfeitable benefit exceeds $3,500 ($5,000 commencing October 1, 2001), the Participant's spouse, if any, must consent to the Participant's election to withdraw the balance in his Accumulated Contribution Account. For this purpose, a spousal consent is valid only if made no earlier than 90 days before the date of withdrawal, is effective when received by the Committee and must:

              (i)    Be in writing on a form provided by the Committee;
              (ii)   Acknowledge the effect of the consent; and
              (iii)  Be witnessed by a notary public or Plan representative.

              Any such consent will be valid only with respect of the spouse who signs the consent. Spousal consent is not required, however, if the Participant establishes to the satisfaction of the Committee that there is no Spouse, the Spouse cannot be located, or the Participant can show by court order that he is legally separated or has been abandoned by the spouse within the meaning of local law, or if otherwise permitted under applicable regulations.

              If the spouse is legally incompetent to give consent, the spouse's legal guardian, who may be the Participant, may consent to the withdrawal.

       (b) REFUND OF ACCUMULATED CONTRIBUTIONS UPON CESSATION OF BENEFIT PAYMENTS OR UPON DEATH

              Notwithstanding any contrary provisions of the Plan, upon cessation of all benefit payments under the provisions of the Plan in respect of a Participant who has not received a refund of the balance of his Accumulated Contribution Account, if any, including payments to a spouse, Contingent Annuitant or Beneficiary, or upon the death of a Participant in respect of whom no benefits are payable, the excess, if any, of the balance of the Participant's Accumulated Contribution Account over the aggregate benefit payments made hereunder in respect of such Participant shall be paid to his Beneficiary in a single lump sum. A suspension of benefits under Section 5.07 shall not be deemed to be a cessation under this Section.

8.06   WHEN OPTION EFFECTIVE

       If a Participant who elects an option under this Article 8 dies prior to Normal Retirement Age or prior to the date his benefits commence, if earlier, the election shall be void and no benefit will be paid under the option. If the Participant's Contingent Annuitant, or Beneficiary if applicable, dies prior to the commencement of retirement benefits to the Participant and prior to the Participant's Normal Retirement Age, the Participant may either (a) designate another Contingent Annuitant, or Beneficiary, if applicable, prior to his Normal Retirement Age, (b) receive the form of benefit at retirement which would have

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       been payable to him had the option not been elected, or (c) elect another optional form of benefit under Article 8. Notwithstanding the first sentence of this Section 8.06, if the Participant has elected a Deferred Retirement Date, and if the Participant dies after his Normal Retirement Date but before his Deferred Retirement Date, the Contingent Annuitant or Beneficiary, if applicable, shall receive the reduced amount of retirement benefit payable under the option. If the Participant has elected a Deferred Retirement Date, and if either the Contingent
       Annuitant or Beneficiary, if applicable, dies after the Participant's Normal Retirement Date but before his Deferred Retirement Date, the election shall be void and the Participant will receive the benefit which would have been payable to him had the option not been elected, unless another option is elected.

8.07   BENEFICIARY

       A Participant who elects an option under Section 8.03 or 8.04 shall designate, on a form provided by the Committee, a Beneficiary to receive any death benefit which may become payable under the designated option. The Participant may change his designation of Beneficiary from time to time by written notice filed with the Committee. If no designated Beneficiary survives to receive all benefits which may become due under the Plan, any such benefits becoming due shall be paid to any one or more of the following classes of successive Beneficiaries surviving the
       Participant: the Participant's (a) spouse, (b) issue, (c) parents, (d) brothers and sisters, or (e) executors and administrators.

8.08   LIMITATION OF ELECTION OF OPTION

       No option shall be effective under this Article if the anticipated effect would be to extend the period of payments beyond the joint life expectancy of the Participant and his Contingent Annuitant or Beneficiary; or would violate the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations, or any provision of future law that amends, supplements, or supersedes such provision.

8.09   SPOUSAL CONSENT REQUIREMENT

       Notwithstanding anything herein contained to the contrary, the election by a married Participant of an optional form of benefit shall not take effect unless the requirements set forth in Section 5.024 have been satisfied.

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                    ARTICLE 9 - CHANGE IN STATUS AND TRANSFER

9.01   CHANGE IN STATUS FROM ELIGIBLE EMPLOYEE TO NON-ELIGIBLE EMPLOYEE

       If a Participant is included in this Plan for a part of his period of employment with the Employer or an Affiliated Employer and then loses his status as an Eligible Employee, as defined in this Plan, he will not accrue any further benefits under this Plan; however, all Service with the Employer or an Affiliated Employer will be taken into account in determining his eligibility rights to receive any benefits previously accrued under this Plan.

       In the event an Employee loses his status as an Eligible Employee, his benefit shall be determined using his Final Average Compensation, Covered Compensation, and years of Benefit Service on the date he ceases to be an Eligible Employee. If the Employee's status again changes and he becomes an Eligible Employee and resumes participation under the Plan, his years of Benefit Service shall be aggregated and his benefit shall be determined using his Final Average compensation and Covered Compensation on the latest date he ceases to be an Eligible Employee.

9.02   CHANGE IN STATUS FROM NON-ELIGIBLE EMPLOYEE TO ELIGIBLE EMPLOYEE

       If a Participant is included in this Plan after a period of Service with the Employer when he was not an Eligible Employee, as defined in this Plan, all his Service with the Employer or an Affiliated Employer will be counted only for purposes of determining his eligibility to participate in the Plan and his rights to receive benefits under this Plan.

9.021  NON-DUPLICATION OF BENEFITS

       If benefits are payable on account of the same period of employment with the Employer or an Affiliated Employer, under this Plan and another qualified defined benefit plan toward which the Employer contributes (or has contributed), the benefits payable under this Plan on account of such period shall be reduced by the Actuarial Equivalent of any benefit payable to him under such other plan calculated in the same form and manner as is the benefit payable under this Plan on account of the same period of Service. However, if such other

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       Plan provides for a similar reduction of benefits, then this Section shall be disregarded with respect to an Eligible Employee whose most recent period of participation in this Plan is earlier than his most recent period of participation in such other plan.

9.03   TRANSFER IN EMPLOYMENT

       For purposes of determining vested benefits and eligibility, a direct transfer in employment between the Employer and a wholly owned subsidiary of the Employer, whether or not it adopts the Plan, shall not be deemed to effect any break in Service as to the Eligible Employee or Participant so transferring, as long as he retains his status as an Eligible Employee with such subsidiary. His Benefit Service with such subsidiary prior to the date of its adoption of the Plan shall be counted for purposes of the Plan to the extent specified in the vote of the board of directors of such subsidiary adopting the Plan. The Eligible Employee or Participant shall not lose his right to any Benefit Service he had accrued with the Employer prior to the date of his transfer in employment to the subsidiary, provided that there shall be no duplication in benefits based on such Benefit Service.

9.031  EMPLOYMENT WITH AN AFFILIATED EMPLOYER

       For purposes of determining a Participant's eligibility to participate in the Plan and his right to a Vested Benefit under Section 6.02, any employment with an Affiliated Employer shall be treated as Service with the Employer; such Service to be determined by the Committee in accordance with the Service provisions of Article 2 applied in a uniform, nondiscriminatory manner to all Participants and to be based on the employment records of the Affiliated Employer. In no event shall a person who has completed such Service enter the Plan prior to his employment with the Employer or accrue any benefits under the Plan in respect of such Service, except as provided in Section 9.03.

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9.04   EMPLOYMENT WITH WATTS FLUIDAIR CO.

If a Participant was included in one of the Prior Plans and ceased to be an Employee, as defined in such Prior Plan, because prior to July 1, 1981 he entered employment with and became included in a pension plan of Watts Fluidair Co. (formerly known as Watts Fluid Power Co.), he will not accrue any further benefits under this Plan; however, all service earned with Watts Fluidair Co. will be taken into account in determining his eligibility rights to receive any benefits previously accrued under the Prior Plan. If a Participant who transferred from employment with Watts Regulator Co. to Watts Fluidair Co. prior to July 1, 1981 is included in this Plan after a period of employment with Watts Fluidair Co., all his service with Watts Fluidair Co. will be counted for purposes of determining his eligibility to participate in this Plan and his eligibility rights to receive benefits under this Plan, and will be counted for purposes of determining his Benefit Service hereunder. His accrued benefit as determined under Section 5.032 shall be reduced by the Actuarial Equivalent of the benefit payable to him under any Watts Fluidair Co. plan calculated in the same form and manner as the benefit payable under this Plan.

9.05   EMPLOYMENT WITH SPENCE ENGINEERING COMPANY, INC.

       If an Employee transfers from Spence Engineering Company Inc. to Watts Regulator Co. prior to December 31, 1987, his total service with Spence Engineering Company, Inc. will be counted for purposes of determining his eligibility to participate in this Plan and his eligibility to receive benefits under this Plan, and will be counted for purposes of determining his Benefit Service hereunder.

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                           ARTICLE 10 - ADMINISTRATION

10.01 ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES FOR PLAN AND TRUST ADMINISTRATION

       The Fiduciaries shall have only those powers, duties, responsibilities and obligations as are specifically given to them under this Plan or the Trust. Any power, duty, responsibility or obligation relating to the control, management, or administration of the Plan or Trust Fund which is not specifically allocated to any Fiduciary, or with respect to which the allocation is in doubt, shall be deemed allocated to the Employer. In general, the Employer shall have the sole responsibility for making the contributions, as specified in Article 11 and subject to the provisions of Article 11, necessary to provide benefits under the Plan. The Sponsoring Employer by action of its Board shall have the sole authority to appoint and remove the Trustee and the members of the Committee and to amend or terminate, in whole or in part, this Plan and the Trust. The Committee shall have the sole responsibility for the administration of this Plan, as specifically described in this Plan and the Trust. The Trustee shall have the sole responsibility for the administration of the Trust and the management of the Trust assets, except as otherwise specifically provided in this Plan and the Trust.

       The Sponsoring Employer, by written instrument filed with the records of the Plan, may designate fiduciary capacities and/or Fiduciaries other than those named herein. A Fiduciary may serve in more than one fiduciary capacity in respect to the Plan. A Fiduciary shall have the authority to delegate responsibilities, as provided above, and may employ one or more parties to render advice with regard to any responsibility he has under the Plan.

10.02  INDEMNIFICATION

       The Employer shall indemnify each member (and former member) of the Committee and any other employee, officer or director (and former employee, officer or director) of the Employer against any claims, loss, damage, expense and liability (other than amounts paid in settlement not approved by the Employer) reasonably incurred by him in connection with any action or failure to act to which he may be party by reason of his membership on the Committee or performance of an authorized duty or responsibility for or on behalf of the Employer pursuant to the Plan or Trust unless the same is determined to be the result of the individual's gross negligence or willful misconduct. Such indemnification by the Employer

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       shall be made only to the extent (i) such expense or liability is not payable to or on behalf of such person under liability insurance coverage; and (ii) the Trust is precluded from assuming such expense or liability because of the operations of ERISA Section 410 or other applicable law. The foregoing right to indemnification shall be in addition to any other rights to which any such person may be entitled as a matter of law.

10.03  APPOINTMENT OF COMMITTEE

       The Plan shall be administered by a Committee consisting of at least three (3) persons who shall be appointed by and serve at the pleasure of the Board. A person who is selected as a member of the Committee also may serve in one or more other fiduciary capacities with respect to the Plan and may be a Participant. The Board shall have the right to remove any member of the Committee at any time, and a member may resign at any time by written resignation to the Board. The Board may fill by appointment any vacancy in the membership of the Committee. All usual and reasonable expenses of the Committee incurred by them in the administration of the Plan and Trust, including but not limited to fees and expenses of professional advisors referred to above, shall be paid by the Trust Fund unless such expenses are paid by the Employer. All or part of such expenses may be paid by the Employer, but the Employer shall be under no obligation to pay any such expenses. Any members of the Committee who are full-time employees of the Employer shall not receive compensation with respect to their services as a member of the Committee.

10.04  RECORDS AND REPORTS

       The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with the Code, ERISA, and governmental regulations issued thereunder relating to records of Participants, Service and Benefit Service, benefits, notifications to Participants, annual registration with the Internal Revenue Service, and annual reports to the Department of Labor. The Employer and the Committee shall each keep or cause to be kept such Employee and Participant data and other records, and shall each reasonably give notice to the other of such information, as shall be proper, necessary or desirable to effectuate the purpose of the Plan. Neither the Employer nor the Committee shall be required to duplicate any records kept by the other.

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10.05  OTHER COMMITTEE POWERS AND DUTIES

       The Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

       (a) To construe and interpret the Plan, including the supplying of any omissions in accordance with the intent of the Plan, decide all questions of eligibility, determine the amount, manner and time of payment of any benefits hereunder, and to authorize the payment of benefits;

       (b) To prescribe forms and procedures to be followed by the Participants, spouses, and Beneficiaries filing applications for benefits;

       (c) To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

       (d) To receive from the Employer and from Participants such information as shall be necessary for the proper administration of the Plan;

       (e) To furnish the Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

       (f) To receive, review and keep on file (as it may deem convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust Fund from the Trustee;

       (g) To appoint, employ or designate individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel;

       (h) To make such equitable and practical adjustments as may be necessary to correct mistakes of fact or other errors; and

       (i) To authorize amendments of the Plan by a Company officer, provided such amendments are of a non-substantive nature and do not significantly increase the cost of the Plan; and

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       (j)    To exercise such other powers and duties as the Board may delegate to it.

       The Committee may retain auditors, accountants, physicians, actuaries, legal counsel and other professional advisors selected by it. The opinion of, or information and data contained in any certificate or report or other material prepared by any such auditor, physician, actuary, accountant, legal counsel, or other professional advisor, shall be full and complete authority and protection in respect of any action taken, suffered or omitted by the Committee or other Fiduciary in good faith and in accordance with such opinion or information and no member of the Committee or other Fiduciary shall be deemed imprudent by reason of any such action.

10.06  RULES AND DECISIONS

       The Committee may adopt such rules as it deems necessary, desirable or appropriate for the proper and efficient administration of the Plan and as are consistent with the provisions of the Plan. Rules and decisions of the Committee shall not discriminate in favor of officers, directors, or Highly Compensated Employees of the Employer. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant, spouse, Contingent Annuitant or Beneficiary, the Employer, the legal counsel of the Employer, an Actuary, consultant, or the Trustee. The Committee shall have and shall exercise complete discretionary authority to construe, interpret and apply all of the terms of the Plan, including all matters relating to eligibility for benefits, amount, time or form of benefits, and any disputed or allegedly doubtful Plan terms. Any such construction, administration, interpretation or application shall be final, binding and conclusive upon all persons including, but not by way of limitation, Employees, Participants, spouses, Contingent Annuitants, Beneficiaries, and their heirs, and personal representatives, and any other person claiming an interest under the Plan and shall not be deemed imprudent. In exercising such discretion, the Committee shall give controlling weight to the intent of the Plan.

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10.07  COMMITTEE PROCEDURES

       The Committee may act at a meeting or in writing without a meeting. All decisions of the Committee shall be made by the vote of the majority including actions in writing taken without a meeting. The Committee may adopt such operating procedures and regulations as it deems desirable for the conduct of its affairs and may authorize a member, or each member, of the Committee to act on its behalf in certain administrative matters deemed by them to be routine in nature, including the execution of documents. No Committee member who is a Participant shall have any vote in any decision of the Committee made uniquely with respect to such Committee member or his benefits hereunder.

10.08  AUTHORIZATION OF BENEFIT PAYMENTS

       The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan, and certify that all such directions are in accordance with the Plan.

10.09  APPLICATION AND FORMS FOR PAYMENT

       The Committee shall require a Participant to complete and file with the Committee an application for distribution of benefits and all other forms approved by the Committee for the purpose and to furnish all pertinent information requested by the Committee. The Committee may rely upon all such information furnished to it, including the Participants current mailing address. To the extent that the Committee shall prescribe forms for use by the Participants, former Participants, and their respective spouses, Contingent Annuitants or Beneficiaries in communicating with the Employer or the Committee, as the case may be, and shall establish periods during which communications may be received, they and the Employer shall respectively be protected in disregarding any notice or communication for which a form shall so have been prescribed and which shall not be made on such form and any notice or communication for the receipt of which a period shall so have been established and which shall not be received during such period, or in accepting any notice or communication which shall not be made on the proper form and/or received during the proper period. The Employer and the Committee shall respectively also be protected in acting upon any notice or other communication purporting to be signed by any person and reasonably believed to be genuine and accurate, and shall not be deemed imprudent by reason of so doing.

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10.10  CLAIMS PROCEDURE

       The Committee shall notify each Participant of his entitlement to receive benefits under this Plan, and shall provide appropriate forms on which application for such benefits may be made.

       Each Participant, spouse, Contingent Annuitant or Beneficiary claiming a benefit under the Plan must complete and file such application forms with the Committee. One Committee member (or his designee) shall be designated to review all applications for benefits. He shall notify the claimant in writing of his decision within ninety (90) days of his receipt of the application. If special circumstances require any extension of time (not to exceed ninety (90) days) for processing the claim, the claimant will be notified in writing of the extension prior to the expiration of the initial ninety (90) day period.

       The reviewing member of the Committee shall make all determinations on behalf of the Committee as to the right of any person to a benefit. Any denial by the reviewing Committee member of a claim for benefits shall be stated in writing and delivered or mailed to the claimant. The notice shall be written to the best of the reviewing Committee member's ability in a manner that may be understood without legal or actuarial counsel. Such notice shall set forth specific reasons for the denial, specific references to the pertinent Plan provisions on which the denial is based, an explanation of the Plan's claim review procedures, and, if applicable, a description of additional material or information necessary for the claimant to perfect his claim. If the reviewing Committee member rejects the application solely because the claimant failed to furnish certain necessary material or information, the notice shall explain what additional material is needed and why, and advise the claimant that he may refile a proper application under the above claim procedure.

10.11  APPEAL AND REVIEW PROCEDURE

       If a claim has been denied by the reviewing Committee member, the claimant may appeal the denial within sixty (60) days after his receipt of written notice thereof by submitting in writing to the Committee a request for review of the denial of such claim. A claimant may also submit a written statement of issues and comments concerning his claim, and he may request an opportunity to review the Plan, the Trust and any other pertinent documents

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       (which shall be made available to him by the Committee within thirty (30)
       days after its receipt of a copy of the request) at a convenient location during regular business hours.

       If an appeal is made, the Committee shall render its final decision with the specific reasons therefor in writing and transmit it to the claimant by certified mail within 60 days of its receipt of the request for review (or within 120 days in the event a hearing is granted).

       All interpretations, determinations, and decisions of the Committee or its designated representative with respect to any issue herein will be final, conclusive, and binding upon all interested parties.

10.12  EVIDENCE

       Evidence required of anyone under the Plan may be given by certificate, affidavit, document or in such other form as the person to whom such evidence is given considers appropriate.

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                        ARTICLE 11 - FUNDING OF THE PLAN

11.01  MEDIUM OF FUNDING

       The Plan will be funded through one or more Trust Funds established by the Employer.

11.02  CONTRIBUTIONS

       The Employer shall make such contributions to the Trust Fund from time to time as may be necessary to maintain the Plan on a sound actuarial basis and meet the funding requirements of ERISA. In determining such contributions, the earnings of the Trust Fund and any amounts forfeited by Terminated Participants shall be considered as a part of the Trust Fund in establishing the cost of maintaining the Plan.

11.03  FUND TO BE FOR THE EXCLUSIVE BENEFIT OF PARTICIPANTS

       The contributions made to the Trust Fund by the Employer under the Plan shall be for the exclusive benefit of Participants, Retired Participants, and Terminated Participants, and no part of the Trust Fund shall revert to the Employer, except such amounts as may remain after the satisfaction of all liabilities to Participants, Retired Participants, Terminated Participants, surviving spouses, Contingent Annuitants, and Beneficiaries upon termination of the Plan.

11.04  FORFEITURES

       All amounts forfeited by Terminated Participants shall be used to reduce the Employer's cost of the Plan, and shall not be used to increase the benefits of other Participants under the Plan.

11.05  INTERESTS OF PARTICIPANTS IN TRUST FUND

       No Participant shall have any right, title or interest in any part of the assets of any Trust Fund except as and to the extent expressly provided by the Plan.

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11.06  PAYMENT OF EXPENSES

       It is intended that the administrative and all other expenses of the Plan shall be paid by the Trust Fund, unless such expenses are paid by the Employer. All or part of such expenses may be paid by the Employer, but the Employer shall be under no obligation to pay any such expenses.

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                   ARTICLE 12 - PAYMENT OF RETIREMENT BENEFITS

12.01  PAYMENT OF SMALL AMOUNTS

       benefit commencement date

       In the event that the Actuarial Equivalent of the Participant's accrued benefit is $3,500 ($5,000 commencing October 1, 2001) or less on the determination date, the accrued benefit shall be automatically paid in a lump sum. Notwithstanding this above, if the Actuarial Equivalent of the Participant's accrued benefit derived from Employer contributions is $3,500 ($5,000 commencing October 1, 2001) or less, after distribution of the Participant's Accumulated Contribution Account, a Participant may elect to receive distribution of his remaining Employer provided accrued benefit provided the appropriate spousal consent as set forth in Section
       5.024 is obtained.

       No distribution may be made under this Section 12.01 after a Participant's benefit commencement date, unless the Participant and the Participant's spouse, or where the Participant has died, the surviving spouse consents in writing to such distribution.

12.02  DEEMED DISTRIBUTION

       If the Actuarial Equivalent of the vested portion of a Participant's accrued benefit is zero, the Participant shall be deemed to have received a single sum distribution of the vested portion of his accrued benefit on his date of termination of employment and the nonvested portion of his accrued benefit shall thereupon be forfeited. If such Participant resumes employment covered under the Plan before the date he incurs a Break in Service on or after January 1, 1985 which equals or exceeds the greater of five years or the number of years of Service which the Employee completed prior to the Break in Service, the nonvested portion of the accrued benefit forfeited pursuant to this Section 12.02 shall be restored on the Participant's date of reemployment.

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12.03  PAYMENTS FOR INCAPACITATED PERSONS

       Whenever, in the Committee's opinion, a person entitled to receive any payment of a benefit, or installment thereof, hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to the legal representative of such person. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

       If any Beneficiary of any Participant or former Participant shall be a minor, the Trustee shall be fully protected in making any payment required to be made to such minor to any person who shall be a custodian or guardian for such minor.

12.04  SPENDTHRIFT

       Except as provided in Section 12.05, no benefit payable at any time under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, attachment or encumbrance of any kind. No benefit and no Trust Fund established in connection with the Plan shall in any manner be subject to the debts or liabilities of any person entitled to such benefit. Effective August 5, 1997, the Plan shall recognize judgements or settlements described in Sections 401(a)(13)(C) and (D).

12.05  PAYMENT UNDER QUALIFIED DOMESTIC RELATIONS ORDERS

       Notwithstanding any provision of the Plan to the contrary, if there is entered any qualified domestic relations order (within the meaning of Section 414(p) of the Code and ERISA Section 206(d)(3)(B), as added by the Retirement Equity Act of 1984) that affects the payment of benefits hereunder, such benefits shall be paid in accordance with the applicable requirements of such order.

12.06  LATEST COMMENCEMENT OF BENEFITS

       In no case, unless the Participant otherwise elects in accordance with
       Section 401(a)(14) of the Code and the Treasury Regulations promulgated thereunder, will the payment of benefits to any Participant commence later than the 60th day after the latest of the following: (i) the close of the Plan Year of the Participant's Normal Retirement Date (as

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       defined in Section 4.01); (ii) the close of the Plan Year in which occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan; or (iii) the close of the Plan Year in which the Participant terminates his service with the Employer and all Affiliated Employers, subject to the requirements of Code Section 401(a)(9).

12.07  COMMENCEMENT OF BENEFITS PRIOR TO NORMAL RETIREMENT AGE

       Notwithstanding anything herein to the contrary, except as provided in
       Section 12.01, no benefit shall commence to the Participant or the Participant's spouse prior to the date the Participant attains or would have attained his Normal Retirement Age without the consent of the Participant and the Participant's spouse, if required by applicable law. Such consent must be obtained not more than 90 days prior to the benefit commencement date.

12.08  DISTRIBUTION OF BENEFITS BEGINNING BEFORE DEATH AND AFTER DEATH

       (a) DISTRIBUTION BEGINNING BEFORE DEATH. If distribution to the Participant has begun and the Participant dies before his entire Vested Benefit has been distributed, the remaining portion of such Vested Benefit shall be distributed to his Beneficiary or Contingent Annuitant, as least as rapidly as under the method of payment in effect at the Participant's date of death.

       (b) DISTRIBUTION BEGINNING AFTER DEATH. If the Participant dies before commencement of his Vested Benefit, distribution of the Participant's entire Vested Benefit shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except that:

              (i) if the Participant's designated Beneficiary is an individual other than the Participant's spouse, the Participant's interest may be distributed over the life expectancy of his Beneficiary, beginning on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; and

              (ii) if the Participant's designated Beneficiary is his spouse, the Participant's interest may be distributed over the life expectancy of his spouse, beginning on or before the later of:

                     (A) December 31 of the calendar year next following the calendar year in which the Participant died; or

                     (B) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

12.09  DIRECT ROLLOVER DISTRIBUTIONS

       Notwithstanding any provision of the Plan to the contrary, if any distribution to a Distributee (i) is made on or after January 1, 1993,
       (ii) totals $200 or more, and (iii) constitutes an Eligible Rollover Distribution, the Distributee may elect on a form provided by the Committee to have all or part of such Eligible Rollover Distribution paid in a direct rollover to an Eligible Retirement Plan selected by the Distributee. For this purpose, a Distributee, an Eligible Rollover Distribution, and an Eligible Retirement Plan shall be defined as follows:

       (a) Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

       (b) Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of a Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; effective January 1, 1999, any hardship distribution as defined by Code Section 401(k) (2)(B)(i)(IV); and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

       (c)    Eligible Retirement Plan means a plan described below:

              (i) an individual retirement account described in Section 408(a) of the Code;

              (ii) an individual retirement annuity (other than an endowment contract) described in Section 408(b) of the Code;

              (iii) with respect to Participants and Distributees who are alternate payees only, a qualified defined contribution plan and exempt trust described in Sections 401(a) and 501(a) of the Code respectively, the terms of which permit the acceptance of rollover contributions; or

              (iv) with respect to Participants and Distributees who are alternate payees only, an annuity plan described in Section 403(a) of the Code.

       If an election is made to have only a part of an eligible rollover distribution paid in a direct rollover, the amount of the direct rollover must total $500 or more.

       Direct rollovers shall be accomplished in accordance with procedures established by the Committee.

              ARTICLE 13 - AMENDMENTS TO OR TERMINATION OF THE PLAN

13.01  RIGHTS OF THE EMPLOYER TO AMEND OR TERMINATE

       (a) While it is the intention of the Employer to continue the Plan indefinitely, the Employer reserves the right to modify, amend or terminate the Plan in whole or in part at any time by an instrument in writing pursuant to authority of a vote of the Board of Directors; provided, however, that the Plan shall not be amended in such manner as would cause or permit any part of the Trust to be diverted for purposes other than for the exclusive benefit of Participants, Retired Participants, and Terminated Participants; decrease a Participant's accrued benefit or eliminate an optional form of payment with respect to benefits accrued as of the later of the (a) the date such amendment is adopted, or (b) the date the amendment becomes effective; or to revert to or become the property of the Employer, prior to the satisfaction of all liabilities under the Plan with respect to Participants, Retired Participants, Terminated Participants, surviving spouses, Contingent Annuitants, and Beneficiaries.

       (b)    If any Plan amendment changes the vesting schedule set forth in
              Section 6.02, each Participant who has completed at least three
              (3) years of Service on the effective date of the change in the vesting schedule shall have his vesting percentage computed in accordance with the vesting schedule which produces the highest vested benefit.

13.02  TERMINATION OF THE PLAN

(a) Upon termination of the Plan due to any reason, or partial termination in accordance with the regulations of the Treasury Department, the rights of all non-vested Participants affected by such termination to benefits accrued prior to the date of such termination shall be nonforfeitable. The assets of the Plan shall thereupon be allocated in accordance with the provisions of Sections 13.03 and 13.04. No Participant or any other person shall have the right to seek payment of benefits directly from the Employer and all persons shall look solely to the Trust Fund for payment of benefits. Such payments shall be made only to the extent that the funds held in the Trust are sufficient therefor, except as may be otherwise guaranteed by the Pension Benefit Guaranty Corporation.

(b) Upon termination of the Plan, benefits of missing Participants shall be treated in accordance with Section 4050 of ERISA.

13.03  LIMITATIONS ON BENEFITS UPON TERMINATION

       The allocation of the amounts in Section 13.04 shall be based on the actuarial value of the benefit payable under the Plan at Normal Retirement Age as a life annuity, without death benefit, not in excess of the lesser of:

       (a) 100% of the Participant's monthly compensation averaged over the five consecutive years in which his compensation was the highest; or

       (b) such amount as determined according to the regulations of the Pension Benefit Guaranty Corporation. Such amount shall be subject to adjustment each year to reflect changes in the Social Security contribution and benefit base, any such adjustments shall be in accordance with regulations issued by the Pension Benefit Guaranty Corporation.

13.04  ALLOCATION OF ASSETS

       After providing for the expenses incurred in terminating the Plan, the assets shall be used and applied for the benefit of Retired Participants (including surviving spouses, Contingent Annuitants, and Beneficiaries), Participants, and Terminated Participants who at the date of retirement or termination of employment may have been entitled to retirement benefits, to be allocated in the following order:

       (a) FIRST: the accrued benefit equal to 10% of the Participant's Accumulated Contributions Account, plus 5% interest thereon from the date of termination, accrued to age 65.

       (b) SECOND: If any assets remain after allocation for the purposes of paragraph (a), assets shall be allocated to provide pensions for life, on the basis of the Plan provisions in effect at the beginning of the five-year period ending on the date of Plan termination, to Retired Participants (including surviving spouses, Contingent Annuitants, and Beneficiaries receiving benefits) who have been receiving benefits for three years prior to the date of termination and Participants and Terminated Participants who have met the requirements for normal or early retirement benefit at least three years prior to the date of termination.

       (c) THIRD: If any assets remain after allocation for the purposes of paragraphs (a) and (b), they shall be allocated to provide a benefit for life, on the basis of the Plan provisions in effect five years prior to the date of Plan termination, to all other Retired Participants (including surviving spouses, Contingent Annuitants, and Beneficiaries receiving benefits) and all other Participants and Terminated Participants who are not included in paragraph (a) and who have met the requirements for Normal or Early Retirement or for a Vested Benefit under Article 6 at the date of termination.

       (d) FOURTH: If any assets remain after allocation for the purposes of paragraphs (a), (b), and (c), they shall be allocated to provide the benefit, if any, in excess of the benefit provided by the allocations under paragraphs (a), (b), and (c) necessary to bring the benefits of Retired Participants (including surviving spouses, Contingent Annuitants, and Beneficiaries) and all Participants and Terminated Participants who have met the requirements for Normal or Early Retirement or a Vested Benefit under Article 6 at the date of Plan termination up to the full amount of the accrued retirement benefit provided under the Plan as of the date of Plan termination, such benefits to be determined without regard to the maximum benefit stated in Section 13.03.

       (e) FIFTH: If any assets remain after allocation for the purposes of paragraphs (a), (b), (c), and (d), they shall be allocated to provide benefits to all other Participants of the Plan on the date of Plan termination, such benefits to be determined without regard to the maximum benefit stated in Section 13.03.

       (f) SIXTH: If any assets remain after the complete allocation for the foregoing purposes of this Article 13, they shall be returned to the Employer.

       If the allocable assets are insufficient to provide in full for the allocations under any of the foregoing paragraphs after the provision for all allocations under previous paragraphs, each allocation under such paragraph as to which assets are insufficient shall be reduced pro-rata.

       No allocations will be made under the foregoing Section with respect to any benefits accrued under the Plan after the Secretary of the Treasury has issued notice that the Plan does not meet the requirements of Section 401(a) of the Code.

13.05  DISTRIBUTION MEDIA

       The allocations for which provision is made in this Article 13 may be accomplished through:

       (a)    group contracts or individual annuity contracts; or

       (b)    cash, or

       (c)    any combination of the foregoing.

     ARTICLE 14 - DISTRIBUTION LIMITATIONS AND EARLY TERMINATION PROVISIONS

14.01  DISTRIBUTION LIMITATIONS

       (a) For purposes of this Section 14.01, the following terms shall have the indicated meaning:

              (i) "BENEFITS" means the sum of the Participant's accrued benefit and all other benefits to which he is entitled under the Plan, but excluding any death benefit provided for by insurance on the Participant's life.

              (ii) "Restricted Participant" means, with respect to a Plan Year, a Highly Compensated Employee who is a Participant and who, if there are more than 25 Highly Compensated Employees, is one of the 25 Highly Compensated Employees with the highest Total Annual Pay, as defined in subparagraph (iii) below.

                     An individual who is a Restricted Participant in a Plan Year shall be a Restricted Participant in a subsequent Plan Year only if he satisfies the conditions of the previous sentence in such subsequent Plan Year.

                     If more than one individual has the same Total Annual Pay, the younger individual shall be deemed to have the higher Total Annual Pay.

              (iii)  "TOTAL ANNUAL PAY" means, with respect to any Plan Year:

                     (A) In the case of a Highly Compensated Employee who is not currently employed by the Employer or an Affiliated Employer, the greater of his Section 415 Compensation (as defined in Section 5.04(c)) for the Plan Year in which he ceased to be employed by the Employer or an Affiliated Employer, or his Section 415 Compensation for the Plan Year immediately preceding that Plan Year, and

                     (B) In the case of a Highly Compensated Employee who is currently employed by the Employer or an Affiliated Employer, the greater of his Section 415 Compensation for the Plan Year in question or for the prior Plan Year.

       (b) Subject to paragraph (c) below, a Restricted Participant may not receive his Benefits under this Plan in the form of a single lump sum payment, or other benefit form under which payments during a single year would exceed the annual payments that would be made on behalf of such Participant under a single life annuity that is the Actuarial Equivalent of his benefits (other than the benefits described in paragraph (c)(iii) below).

       (c)    The limitation of paragraph (b) above shall not apply:

              (i) to any payment, if the value of Plan assets after such payment equals or exceeds 110% of the value of the Plan's "CURRENT LIABILITIES" (within the meaning of Section 412(1)(7) of the Code); or

              (ii) if the value of the Restricted Participant's Benefit is less than 1% of the value of such current liabilities, or

              (iii) to payment of benefits attributable to transferred balances from defined contribution plans or to employee contributions.

       (d) In the event that Congress provides by statute, or the Internal Revenue Service provides by regulation or ruling, that the limitations set forth in this Section 14.01 are not necessary for the Plan to meet the requirements of Section 401(a) or other applicable provisions of the Code then in effect, such limitations shall become void and shall no longer apply without the necessity of further amendment to the Plan.

       (e) Notwithstanding the foregoing, the limitations of paragraph (b) above shall not apply to any Restricted Participant otherwise subject thereto who enters into a prior written agreement with the Committee to the effect that if the Plan is terminated and distribution of benefits has been or will be made to such Participant regardless of the limitation of paragraph (b) above, such Participant (or, in the case of his death, his estate or representatives) shall repay to the Trustee a sum equal to the total amounts by which his benefits under the Plan shall exceed benefits determined under the preceding limitation ("Restricted Benefits").

                        ARTICLE 15 - TOP-HEAVY PROVISIONS

15.01  ARTICLE CONTROLS

       Any Plan provisions to the contrary notwithstanding, the provisions of this Article 15 shall control to the extent required to cause the Plan to comply with the requirements imposed by Section 416 of the Internal Revenue Code.

15.02  DEFINITIONS

       Where the following words and phrases appear in this Article 15, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary:

       (a)    ACCOUNT BALANCE

              As of any Valuation Date, the aggregate amount credited to an individual's account or accounts under a qualified defined contribution plan (excluding the employee contributions which were deductible within the meaning of Section 219 of the Code and rollover or transfer contributions made by or on behalf of such individual to such plan from another qualified plan, sponsored by an entity other than the Employer or an Affiliated Company) increased by (i) the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date and (ii) the amount of any contributions due as of the Determination Date immediately following such Valuation Date;

       (b)    ACCRUED BENEFIT

              As of any Valuation Date, the present value (computed on the basis of the Assumptions) of the cumulative accrued benefit (excluding the portion thereof which is attributable to employee contributions which were deductible pursuant to Section 219 of the Code, to rollover or transfer contributions made by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Employer or an Affiliated Company, to proportional subsidies or to ancillary benefits) of an individual under a qualified defined benefit plan increased by the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date;

       (c)    AFFILIATED COMPANY

              Any corporation or other business entity which is required to be aggregated with the Employer by reason of Section 414(b), 414(c) or 414(m) of the Code;

       (d)    AGGREGATION GROUP

              The group of qualified plans (including terminated plans maintained within the five-year period ending on the Determination
              Date) maintained by the Employer and each Affiliated Company consisting of (i) each plan in which a Key Employee participates and each other plan which enables a plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or 410 of the Code, or (ii) each plan in which a Key Employee participates, each other plan which enables a plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) and 410 of the Code and any other plan which the Employer elects to include as part of such group; provided, however, that the Employer may not elect to include a plan in such group if its inclusion would cause the group to fail to meet the requirements of Sections 401(a)(4) and 410 of the Code;

       (e)    ASSUMPTIONS

              For purposes of this Article 15, the interest rate and mortality assumptions specified in Section 1.02(a) of the Plan;

       (f)    DETERMINATION DATE

              For the first Plan Year of any plan, the last day of such Plan Year, and for each subsequent Plan Year of such plan, the last day of the preceding Plan Year;

       (g)    FORMER KEY EMPLOYEE

              With respect to any Plan Year, any individual who was a Key Employee in a previous Plan Year but who is not a Key Employee with respect to such Plan Year. For purposes of this definition, a beneficiary (who would not otherwise be a Key Employee) of a deceased Former Key Employee shall be deemed to be a Former Key Employee in substitution for such deceased Former Key Employee;

       (h)    HIGHEST AVERAGE COMPENSATION

              The highest annual average of the taxable compensation paid by the Employer to an Employee during any five (5) consecutive Plan Years (excluding Plan Years prior to the first Plan Year the Plan was top-heavy and excluding Plan Years subsequent to the last Plan Year the Plan was top-heavy), or during all of such Plan Years during which the Employee received taxable compensation from the Employer, if less than five (5);

       (i)    KEY EMPLOYEE

              With respect to any Plan Year, any individual who at any time during such Plan Year or during any of the four (4) Plan Years immediately preceding such Plan Year was (i) an officer of the Employer or an Affiliated Company having an annual compensation greater than 50% of the dollar limitation specified in Section 415(b)(l)(A) of the Code for any such Plan Year, (ii) one of the ten employees having an annual compensation greater than the dollar limitation specified in Section 415(c)(l)(A) of the Code for any such Plan Year, and owning the largest interests in the Employer or an Affiliated Company and owning greater than a 1/2 percent interest in the Employer or an Affiliated Company, (iii), an owner of five percent (5%) or more of the outstanding stock of the Employer or an Affiliated Company or of stock possessing five percent or more of the total combined voting power of all of the stock of the Employer or an Affiliated Company, or (iv) an employee whose Remuneration (during the Plan Year including the Determination Date) exceeded $150,000 and who was an owner of one percent or more of the outstanding stock of the Employer or an Affiliated Company or of stock possessing one percent or more of the total combined voting power of all of the stock of the

              Employer or an Affiliated Company. For 7purposes of this definition, (i) an individual shall be deemed to own stock owned by other individuals as provided in Section 318 of the Code, but substituting 5% for 50% in subparagraph (C) of Section 318(a)(2) of the Code, (ii) a beneficiary (who would not otherwise be a Key Employee) of a deceased Key Employee shall be deemed to be a Key Employee in substitution for such deceased Key Employee, and (iii) the total number of Key Employees who are officers of the Employer and the Affiliated Companies shall be limited to: if there is a total of less than thirty (30) employees of the Employer and the Affiliated Companies, three (3); if there is a total of more than thirty (30) but less than five hundred (500) employees of the Employer and the Affiliated Companies, ten percent (10%) of such total; and, if there is a total of more than five hundred (500) employees of the Employer and the Affiliated Companies, fifty
              (50);

       (j)    NON-KEY EMPLOYEE

              An individual who is not a Key Employee;

       (k)    PLAN YEAR

              With respect to any plan, the annual accounting period used by such plan for annual reporting purposes;

       (l)    REMUNERATION

              An individual's earned income, wages, salaries and other amounts actually paid or made available by the Employer or an Affiliated Company to such an individual during a Plan Year for personal services actually rendered in the course of employment with the Employer or an Affiliated Company (subject to exclusion of amounts specified by regulations promulgated under Section 415 of the
              Code);

       (m)    TOP-HEAVY SERVICE

              Each year of Service, excluding all years of Service credited prior to January 1, 1984 and all years of Service with respect to Plan Years for which the Plan was not top-heavy;

       (n)    VALUATION DATE

              With respect to any Plan Year of any defined contribution plan, the most recent date within the twelve (12) month period prior to a Determination Date as of which the trust fund established under such plan was valued and the net income (or loss) thereof allocated to Participants' accounts. With respect to any Plan Year of a defined benefit plan, the most recent date within a twelve-month period prior to a Determination Date as of which the plan assets were valued for purposes of computing plan costs for purposes of the requirements imposed under Section 412 of the Code.

15.03  TOP-HEAVY STATUS

       (a) The Plan shall be deemed a top heavy plan for a Plan Year if, as of the Valuation Date preceding the applicable Determination Date, the sum of (1) the present value of accrued benefits of Key Employees under this Plan and all other defined benefit plans in the Aggregation Group, and (2) the account balances of Key Employees under all defined contribution plans in the Aggregation Group exceeds 60% of the sum of (3) the present value of accrued benefits of all Participants under this Plan and all other defined benefit plans in the Aggregation Group (but excluding Participants who are former Key Employees); and (4) the account balances of all Participants under all defined contribution plans in the Aggregation Group.

              For purposes of this test, the following rules shall apply:

              (i) Subject to subparagraph (ii) below, any distributions from this Plan or any other plan in the Aggregation Group, and any accrued benefit distributed from any other plan in the Aggregation Group during the five Plan Years ending on the Determination Date shall be taken into consideration.

              (ii) The benefits of and distributions to all former employees who have not been credited with at least one Hour of Service during the period of five years ending on the Determination Date shall be disregarded, provided, however, that if such former Employee again completes an Hour of Service with the Employer after such five year period, such former Employee's accounts shall be taken into consideration.

                     Notwithstanding any provision of this paragraph (ii) to the contrary, in any Plan Year in which this Plan is a top heavy Plan, each Non-Key Employee who is also covered under a defined contribution plan of the Employer, shall accrue a Minimum Benefit as provided by this Plan.

              (iii) If an Employee is not a Key Employee for the Plan Year containing the Determination Date, but such individual was a Key Employee during any previous Plan Year, the value of his or her benefits and distributions shall not be taken into consideration.

              (iv) Solely for purposes of determining if the Plan or any other plan in the Required Aggregation Group is a top heavy plan for a Plan Year, the accrued benefits under any defined benefit plans of Employees who are not Key Employees shall be determined for Plan Years beginning after 1986 under the method, if any, which is uniformly applied for accrual purposes under all defined benefit plans maintained by the Employer or an Affiliated Employer or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

              (v) The determination of account balances under all defined contribution plans in the Aggregation Group shall be increased for contributions due as of the Determination Date to the extent required under Section 416 of the Code.

              (vi) The determination of the present value of accrued benefits under all defined benefit plans in the Aggregation Group shall be based on the interest rate and mortality table specified in Section 1.02(a).

              (vii) Distributions, rollovers and trust to trust transfers shall be taken into consideration to the extent required under
                     Section 416 of the Code.

              The calculation of the top heavy ratio shall be made in accordance with the provisions of Section 416 of the Code.

       (b) If the Plan is determined to be top-heavy for a Plan Year, the annual retirement benefit of each Participant who is a Non-Key Employee shall not be less than the lesser of (i) or (ii), where

              (i) is two percent (2%) of the Participant's Highest Average Compensation multiplied by the Participant's Years of Top-Heavy Service; and

              (ii) is twenty percent (20%) of the Participant's Highest Average Compensation.

              The minimum annual retirement benefit provided by the preceding sentence means the retirement benefit payable annually under the Plan in the form of a single life annuity with no ancillary benefits and beginning on the date the Participant attains Normal Retirement Age. If a Participant actually receives his benefit under the Plan in a different form or commencing at a different time, his benefit shall not be less than the Actuarial Equivalent (using the factors set forth in Section 1.02(c) of the foregoing minimum benefit;

       (c) If the Plan is determined to be top-heavy for a Plan Year, the Vested Benefit of any Participant who completes an Hour of Service during such Plan Year or who terminates his service with the Employer during such Plan Year shall be determined in accordance with Section 6.02, but using the following vesting schedule:

                           YEARS OF                 VESTED
                           SERVICE                PERCENTAGE
                      Less than 3 years               0%
                       3 years or more              100%

              If the vesting schedule under the Plan for any Plan Year shifts into or out of the above schedule because of the Plan's top heavy status, such shift shall be regarded as an amendment to the Plan's vesting schedule and the provisions of Section 13.01(b) shall be applied.

              The provisions of this paragraph (c) shall not be applied to reduce the Participant's vested percentage computed in accordance with the provisions of Section 6.02.

       (d) In any Plan Year in which the Plan is top heavy but not super top heavy (substituting 90% for 60% in subparagraph(a) above), Section 5.041(d)(ii) shall be applied by substituting "100%" for "125%" unless the Sponsoring Employer amends subparagraph (b)(i) above by substituting "3%" for "2%" therein. Effective January 1, 2000, this paragraph (d) shall no longer be applicable.

       (e) In any Plan Year in which the Plan is super top heavy, the factor of "125%" shall be changed to "100%" in Section 5.041(d)(ii). Effective January 1, 2000, this paragraph (e) shall no longer be applicable.

15.04  TERMINATION OF TOP-HEAVY STATUS

       Except as specifically provided in Section 15.03(c), if the Plan has been deemed to be top-heavy for one or more Plan Years and thereafter ceases to be top-heavy, the provisions of this Article 15 shall cease to apply to the Plan effective as of the day following the Determination Date on which it is determined to no longer be top-heavy, provided, however, that the accrued benefit of any Participant under the Plan shall not be less than the minimum benefit which such Participant had accrued under Section 15.03(b) as of the last day of the last Plan Year for which the Plan was top-heavy.

                           ARTICLE 16 - MISCELLANEOUS

16.01  RIGHTS AGAINST THE EMPLOYER

       Neither the establishment of the Plan, nor the Trust Fund, nor any modification thereof, nor the payment of benefits hereunder shall be construed as giving any Employee or Participant the right to be retained in the service of the Employer or as interfering with the right of the Employer to discharge any Employee at any time.

16.02  RETURN OF CONTRIBUTIONS

       (a) In the event that the Commissioner of Internal Revenue (or his or her delegate) determines that the Plan is not initially qualified under the Code, any Employer contributions made to the Plan shall be returned to the Employer within one year after the date the initial qualification is denied, provided application for qualification is made by the time prescribed by law for filing the Employer's return for the fiscal year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

       (b) Nothing herein shall prohibit a return to the Employer, within one year after payment, of excess sums contributed to the Trust Fund as a result of a mistake of fact.

       (c) Each employer contribution is specifically conditioned on the deductibility of the contribution under Section 404 of the Code, and to the extent such contribution, or any part thereof, is disallowed, the contribution, or any part thereof that is disallowed, shall be returned to the Employer within one year after the date of disallowance.

       (d)    The return of a contribution to the Employer pursuant to paragraph
              (b) or (c) above shall be permitted hereunder only if the amount so returned (i) is the excess of the amount actually contributed over the amount which would have otherwise been contributed, (ii) does not include the earnings attributable to such contribution and (iii) is reduced by any losses attributable to such contribution.

16.03  MERGER

       Unless otherwise permitted by law or regulations, the Plan shall not be merged into, or consolidated with, nor shall any assets or liabilities be transferred to, any other pension or retirement plan under circumstances resulting in a transfer of assets or liabilities from the Plan to such other plan unless immediately after any such merger, consolidation or transfer each Employee would if such other plan then terminated, receive a benefit which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer, if the Plan had then terminated.

16.04  LEASED EMPLOYEES

       For purposes of the Plan, the term "leased employee" means any person who would not otherwise be considered an Employee but who, pursuant to an agreement between the Employer or an Affiliated Employer and a leasing organization (within the meaning of Section 414(n)(2) of the Code) has performed services for the Employer or Affiliated Employer on a substantially full time basis for a period of at least one year, and such services are performed under the primary direction or control of the Employer or Affiliated Employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the Employer or Affiliated Employer shall be treated as provided by the Employer or Affiliated Employer.

       A leased employee shall not be considered an Employee if:

       (a) Such individual is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least ten percent of his "Section 415 Compensation" (as defined in Section 5.04(c)), but including amounts contributed pursuant to a salary reduction agreement which are not includable in gross income under Section 125, 402(a)(8), 402(h), or 403(b) of the Code, (ii) immediate participation, and (iii) full and immediate vesting; and

       (b) leased employees constitute twenty percent or less of the Employer's or Affiliated Employer's nonhighly compensated workforce (within the meaning of Section 414(n)(5)(C)(ii) of the Code).

16.05  APPLICABLE LAW

       The provisions of this Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

16.06  HEADINGS

       The headings of the Plan are inserted for convenience of reference only, and shall have no effect upon the meaning of the provisions hereof.

16.07  GENDER AND NUMBER

       Wherever used in this instrument, a masculine person shall be deemed to include the masculine and feminine gender, and a singular word shall be deemed to include the singular and plural, in all cases where the context requires.

IN WITNESS WHEREOF, Watts Industries, Inc. has caused this instrument to be executed by its authorized officer and its seal affixed hereto this 28 day of January, 2003

                                             WATTS INDUSTRIES, INC.

(Seal)

                                             By /s/ William C. McCartney

                                     PART A

                             WATTS INDUSTRIES, INC.
                                  PENSION PLAN

                             WATTS INDUSTRIES, INC.

                               HOURLY PENSION PLAN


             (Amended and Restated Effective as of January 1, 1997)

                                TABLE OF CONTENTS

                                                                                                               PAGE
INTRODUCTION....................................................................................................  i

ARTICLE I - DEFINITIONS

       1.01       Actuarial Equivalent............................................................................1
       1.02       Actuary.........................................................................................2
       1.03       Affiliated Employer.............................................................................2
       1.04       Beneficiary.....................................................................................2
       1.05       Benefit Commencement Date.......................................................................3
       1.06       Board of Directors or Board.....................................................................3
       1.07       Code............................................................................................3
       1.08       Committee.......................................................................................3
       1.09       Contingent Annuitant............................................................................3
       1.10       Effective Date..................................................................................3
       1.11       Eligible Employee...............................................................................3
       1.12       Employee........................................................................................3
       1.13       Employer........................................................................................4
       1.14       ERISA...........................................................................................4
       1.15       Fiduciary.......................................................................................4
       1.16       Highly Compensated Employee.....................................................................4
       1.17       Limitation Year.................................................................................5
       1.18       Normal Retirement Age...........................................................................5
       1.19       Participant.....................................................................................5
       1.20       Plan............................................................................................5
       1.21       Plan Administrator..............................................................................6
       1.22       Plan Year.......................................................................................6
       1.23       Prior Plan......................................................................................6
       1.24       Retired Participant.............................................................................6
       1.25       Social Security Retirement Age..................................................................6
       1.26       Sponsoring Employer.............................................................................6
       1.27       Terminated Participant..........................................................................6
       1.28       Trust...........................................................................................6
       1.29       Trust Fund or Trust.............................................................................6
       1.30       Trustee.........................................................................................6

ARTICLE 2 - SERVICE

       2.01       Service Prior to January 1, 1985................................................................7
       2.02       Service On and After January 1, 1985............................................................7
       2.021      Break in Service Defined On and After January 1, 1985...........................................8
       2.022      Break In Service Rules Applicable to Years of Service On and After January 1, 1985..............8

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ARTICLE 2 - SERVICE (CON'T)

       2.03       Hours of Service Defined........................................................................9
       2.04       Benefit Service Prior to January 1, 1985.......................................................11
       2.05       Benefit Service On and After January 1, 1985...................................................11
       2.06       Veteran's Benefits.............................................................................12

ARTICLE 3 - PARTICIPATION

       3.01       Participation Requirements.....................................................................13
       3.02       Participation Upon Employment..................................................................16

ARTICLE 4 - RETIREMENT DATES

       4.01       Normal Retirement Date........................................................................ 17
       4.02       Early Retirement Date..........................................................................17
       4.03       Deferred Retirement Date.......................................................................17

ARTICLE 5 - RETIREMENT BENEFITS

       5.01       Form of Normal Retirement Benefit............................................................. 18
       5.02       Spouse Joint and Survivor Annuity..............................................................18
       5.021      Amount of Spouse Joint and Survivor Annuity....................................................18
       5.022      Election out of Spouse Joint and Survivor Annuity..............................................18
       5.023      Information Furnished to Participant...........................................................19
       5.024      Spousal Consent Required.......................................................................20
       5.03       Amount of Normal Retirement Benefit for Regtrol, Inc. Employees................................21
       5.0301     Amount of Normal Retirement Benefit for Webster Valve Division Employees.......................22
       5.0302     Amount of Normal Retirement Benefit for Webster Foundry Division Employees.....................22
       5.0303     Amount of Normal Retirement Benefit for KF Industries, Inc. Employees..........................23
       5.0304     Amount of Normal Retirement Benefit for Leslie Controls, Inc. Employees........................23
       5.0305     Amount of Normal Retirement Benefit for Rudolph LaBranche, Inc. Employees......................24
       5.0306     Amount of Normal Retirement Benefit for Watts Automatic Control Valve Company Employees........24
       5.0307     Amount of Normal Retirement Benefit for Circle Seal Controls Employees.........................25
       5.0308     Amount of Normal Retirement Benefit for Eagle Valve Company, Inc. Employees....................25
       5.0309     Amount of Normal Retirement Benefit for Contromatics, Inc. Employees.......................... 26

ARTICLE 5 - RETIREMENT BENEFITS (CON'T)

       5.0310     Amount of Normal Retirement Benefit for Anderson-Barrows Employees............................ 26
       5.0311     Amount of Normal Retirement Benefit for Ames Company Employees................................ 26
       5.0312     Amount of Normal Retirement Benefit for Aerodyne Controls Corporation Employees................27
       5.0313     Amount of Normal Retirement Benefit for McCraney, Inc. (DBA "Spacemaker") or
                  Watts Radiant, Inc. Employees..................................................................27
       5.0314     Amount of Normal Retirement Benefit for Premier Manufactured Systems Inc. Employees............28
       5.04       Maximum Annual Benefit.........................................................................28
       5.041      Limitation Applicable to Defined Contribution Plan Participants................................32
       5.042      Affiliated Employers...........................................................................34
       5.05       Early Retirement Benefit.......................................................................34
       5.051      Social Security Option.........................................................................35
       5.06       Deferred Retirement Benefit....................................................................35
       5.07       Suspension of Benefit Distributions............................................................37
       5.08       Retirement Prior to January 1, 1985............................................................39
       5.09       Participants Who Attained Normal Retirement Age or Who Retired Prior to January 1, 1986........39
       5.10       Transfer Adjustment to Normal Retirement Benefit...............................................39
       5.11       Disability Retirement Benefits.................................................................40

ARTICLE 6 - TERMINATION OF SERVICE

       6.01       Requirements for Vested Benefits...............................................................41
       6.02       Vested Benefits................................................................................41
       6.021      Computation of a Vested Benefit................................................................41
       6.022      Early Commencement of a Vested Benefit.........................................................41

ARTICLE 7 - DEATH OF PARTICIPANT

       7.01       Death Prior to Retirement......................................................................43
       7.02       Surviving Spouse Benefit.......................................................................43
       7.03       Amount of Surviving Spouse Benefit.............................................................43
       7.04       Death After Commencement of Benefits or Normal Retirement Age..................................44

ARTICLE 8 - OPTIONAL FORMS OF BENEFIT

       8.01       Time for Election..............................................................................46
       8.02       Contingent Annuitant Option....................................................................46
       8.03       Ten Year Certain Life Annuity Option...........................................................46
       8.04       When Option Effective..........................................................................47
       8.05       Beneficiary....................................................................................47

ARTICLE 8 - OPTIONAL FORMS OF BENEFIT (CON'T)

       8.06       Limitation of Election of Option...............................................................47
       8.07       Spousal Consent Requirement....................................................................48

ARTICLE 9 - CHANGE IN STATUS AND TRANSFER

       9.01       Change in Status from Eligible Employee to Non-Eligible Employee...............................49
       9.02       Change in Status from Non-Eligible Employee to Eligible Employee...............................49
       9.021      Non-Duplication of Benefits....................................................................49
       9.03       Transfer in Employment.........................................................................50
       9.031      Employment with an Affiliated Employer.........................................................50

ARTICLE 10 - ADMINISTRATION

      10.01       Allocation of Responsibility Among Fiduciaries for Plan and Trust Administration...............51
      10.02       Indemnification................................................................................51
      10.03       Appointment of Committee.......................................................................52
      10.04       Records and Reports............................................................................52
      10.05       Other Committee Powers and Duties..............................................................53
      10.06       Rules and Decisions............................................................................54
      10.07       Committee Procedures...........................................................................54
      10.08       Authorization of Benefit Payments..............................................................55
      10.09       Application and Forms for Payment..............................................................55
      10.10       Claims Procedure...............................................................................55
      10.11       Appeal and Review Procedure....................................................................56
      10.12       Evidence.......................................................................................57

ARTICLE 11 - FUNDING OF THE PLAN

      11.01       Medium of Funding..............................................................................58
      11.02       Contributions..................................................................................58
      11.03       Fund to be for the Exclusive Benefit of Participants...........................................58
      11.04       Forfeitures....................................................................................58
      11.05       Interests of Participants in Trust Fund........................................................58
      11.06       Payment of Expenses............................................................................59

ARTICLE 12 - PAYMENT OF RETIREMENT BENEFITS

      12.01       Payment of Small Amounts.......................................................................60
      12.02       Deemed Distribution............................................................................60
      12.03       Payments for Incapacitated Persons.............................................................60
      12.04       Spendthrift....................................................................................61
      12.05       Payment Under Qualified Domestic Relations Orders..............................................61
      12.06       Latest Commencement of Benefits................................................................61
      12.07       Commencement of Benefits Prior to Normal Retirement Age........................................61

ARTICLE 12 - PAYMENT OF RETIREMENT BENEFITS (CON'T)

      12.08       Distribution of Benefits Beginning Before Death and After Death................................62
      12.09       Distribution Limitations.......................................................................63
      12.10       Direct Rollover Distributions..................................................................65

ARTICLE 13 - AMENDMENTS TO OR TERMINATION OF THE PLAN

      13.01       Rights of the Employer to Amend or Terminate...................................................67
      13.02       Termination of the Plan........................................................................67
      13.03       Limitations on Benefits Upon Termination.......................................................68
      13.04       Allocation of Assets...........................................................................68
      13.05       Distribution Media.............................................................................70

ARTICLE 14 - TOP-HEAVY PROVISIONS

      14.01       Article Controls...............................................................................71
      14.02       Definitions....................................................................................71
      14.03       Top-Heavy Status...............................................................................75
      14.04       Termination of Top-Heavy Status................................................................78

ARTICLE 15 - MISCELLANEOUS

      15.01       Rights Against the Employer....................................................................79
      15.02       Return of Contributions........................................................................79
      15.03       Merger.........................................................................................80
      15.04       Leased Employers...............................................................................80
      15.05       Applicable Law.................................................................................81
      15.06       Headings.......................................................................................81
      15.07       Gender and Number..............................................................................81

                                  INTRODUCTION

The Watts Industries, Inc. Hourly Pension Plan, previously known as the Watts Regulator Co. Hourly Pension Plan, (hereinafter the "Plan") was established, effective January 1, 1985, as a successor to and a continuation of (i) the Webster Foundry Division Hourly Pension Plan, (ii) the Webster Valve Division Hourly Pension Plan, and (iii) the Regtrol, Inc. Hourly Pension Plan (hereinafter the "Prior Plans").

Effective October 18, 1999, all liabilities determined as of October 18, 1999 attributable to active Participants who become Employees of CIRCOR International, Inc. ("CIRCOR") as a result of the corporate spin-off and all allocable assets associated with such liabilities as determined pursuant to
Section 4044 of ERISA using the "safe harbor" assumptions used by the Pension Benefit Guaranty Corporation, as required by Treasury Regulation Section 1.414(l)-1(b)(5)(ii), shall be transferred to the CIRCOR International, Inc. Retirement Plan for Hourly Employees (CIRCOR Hourly Plan).

The physical transfer of assets shall be completed as soon as practicable following receipt by CIRCOR of a favorable determination letter from the Internal Revenue Service to the effect that the CIRCOR Hourly Plan meets the qualification requirements of Code Section 401(a) or an opinion from CIRCOR's legal counsel reasonably satisfactory to Watts Industries, Inc. to the effect that the CIRCOR Hourly Plan meets the qualification requirements of Code Section 401(a).

The amount of assets to be transferred to the CIRCOR Hourly Plan will be equal to the October 18, 1999 allocated amount, which shall be based on the fair market value of Plan assets as of October 18, 1999 plus any portion of the minimum required contribution for the 1999 Plan year not contributed by October 18, 1999, plus investment return as earned by the trust from October 18, 1999 to the most recent trust statement date prior to the transfer date, plus interest based upon the average of the three-month Treasury bill rates as published by the Wall Street Journal from the most recent monthly trust statement date to the transfer, date, less allocated benefit payments and expenses from October 18, 1999 to the transfer date.

The Plan was last restated by Watts Industries, Inc. (hereinafter the "Sponsoring Employer") effective January 1, 1994 to comply with the Tax Reform Act of 1986, the Omnibus Budget Reconciliation Acts of 1986, 1987, 1989 and 1993, the Technical and Miscellaneous Revenue Act of 1988, and the Unemployment Compensation Amendments of 1992. The Sponsoring Employer is hereby amending and restating the Plan, unless specifically stated otherwise, effective January 1, 1997 to comply with the General Agreement on Tariffs and Trade, the Uniformed Services Employment and Reemployment Rights Act, Small Business Job Protection Act of 1996, the Tax Reform act of 1997, and the Internal Revenue Service Restructuring and Reform Act of 1998.

                                       (i)

Effective December 31, 2001, the Plan shall be merged into the Watts Industries, Inc. Retirement Plan for Salaried Employees, which effective January 1, 2002 shall be renamed the Watts Industries, Inc. Pension Plan and its terms and conditions shall be incorporated into and made a part thereof as Part A.

It is the intention of the Sponsoring Employer that the Plan as herein amended and restated shall continue to be recognized as a qualified pension plan under Sections 401(a) and 501(a) of the Internal Revenue Code. The provisions of the Plan as set forth in this Plan document shall apply only to an Eligible Employee who terminates employment on or after the effective date of a provision as set forth herein. The rights and benefits, if any, of an Employee who terminated employment prior to the effective date of a provision as set forth herein shall be determined in accordance with the provisions of the Plan as in effect on the date his employment terminated.

                                      (ii)

                             ARTICLE I - DEFINITIONS

The following words and phrases shall be defined as stated unless a different meaning is plainly required by the context:

1.01 "ACTUARIAL EQUIVALENT" or any term of similar import, wherever used in the Plan, means a benefit of equivalent value determined as follows:

       (a) For purposes of Section 14.02(e), Actuarial Equivalents will be determined using a 5% interest rate and the UP-1984 Mortality Table for Employees and the UP-1984 Mortality Table set back 3 years for Beneficiaries;

       (b) The following provisions of this subsection (b) shall apply to Limitation Years beginning on or after January 1, 1995. For purposes of Section 5.04(e), the Actuarial Equivalent shall be determined using either the arithmetical factors specified in
              Section 5.05(b) or an interest rate of 5% and the mortality table prescribed by the IRS Commissioner in Rev. Rul. 95-6, 1995-1 CB 80, whichever produces a larger reduction in the maximum annual amount. For purposes of Section 5.04(f), the Actuarial Equivalent shall be determined using either an interest rate of 7% and the UP-1984 Mortality Table or an interest rate of 5% and the mortality table prescribed by the IRS Commissioner in Rev. Rul. 95-6, 1995-1 CB 80, whichever produces the smaller increase in the maximum annual amount. For purposes of Section 5.04(g), Actuarial Equivalent will be determined using either an interest rate of 7% and the UP-1984 Mortality Table or an interest rate of 5% and the mortality table prescribed by the IRS Commission in Rev. Rul. 95-6, 1995-1 CB 80, whichever produces the smaller single life annuity. If the benefit is payable in the form of a lump sum payment, the 5% interest rate shall be replaced by the rate on 30-year Treasury Constant Maturities for the month of November prior to the Plan Year of the distribution date;

       (c)    For purposes of Section 5.021, 5.051, 6.022, 8.02, 8.03 and
              14.03(b), Actuarial Equivalents will be determined using a 7% interest rate and the UP-1984 Mortality Table for Employees and the UP-1984 Mortality Table set back 3 years for Beneficiaries;

       (d) For purposes of Section 12.01, Actuarial Equivalents will be determined as follows: (i) prior to October 1, 1995, by using the rates and mortality table described in (c) above, except that the interest rate for immediate annuities set by the Pension Benefit Guaranty Corporation for the month of payment for lump sum payments will be used, and (ii) on or after October 1, 1995, by using an interest rate equal to the interest rate on 30-year Treasury Constant Maturities for (A) January, 1995 for distributions made during the period commencing October 1, 1995 and ending December 31, 1995 or (B) October of the Plan Year prior to the Plan Year of distribution for distributions made on or after January 1, 1996;

       (e) For purposes of Article 13, Actuarial Equivalents shall be determined as specified in regulations promulgated by the Pension Benefit Guaranty Corporation.

1.02 "ACTUARY" means the actuarial consultant or actuarial consultants designated from time to time to make actuarial computations in connection with the Plan.

1.03 "AFFILIATED EMPLOYER" means any of the following (other than the Employer):

       (a) Any corporation which is a member of a controlled group of corporations which includes the Employer, determined under the provisions of Section 414(b) of the Code;

       (b) Any trade or business which is under common control (as defined in Section 414(c) of the Code) with the Employer;

       (c) Any organization which is a member of an affiliated service group (as defined in Section 414(m) of the Code) which includes the Employer; and

       (d) Any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

       A corporation, trade or business or member of an affiliated service group shall be treated as an Affiliated Employer only while it is a member of the controlled group.

1.04 "BENEFICIARY" means any person other than a Contingent Annuitant entitled to receive any death benefits payable upon the death of the Participant.

1.05 "BENEFIT COMMENCEMENT DATE" means the first day of the month on which an amount is paid in accordance with the provisions of the Plan. If benefit payments are suspended pursuant to Section 5.07 for a Participant who has not terminated employment and who does not receive a benefit payment, the recommencement of benefit payments shall be treated as a new Benefit Commencement Date.

1.06 "BOARD OF DIRECTORS" or "BOARD" means the Board of Directors of the Sponsoring Employer.

1.07 "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Reference to a specific provision of the Code shall include such provision, any valid regulation or ruling promulgated thereunder, and any provision of future law that amends, supplements, or supersedes such provision.

1.08 "COMMITTEE" means the Pension Committee appointed to administer the Plan as set forth in Article 10.

1.09 "CONTINGENT ANNUITANT" means the person designated by the Participant to receive a benefit under the Contingent Annuitant Option following the death of the Participant in accordance with Article 8.

1.10 "EFFECTIVE DATE" means January 1, 1997 for this restated Plan. The original Effective Date of the Plan is January 1, 1985.

1.11 "ELIGIBLE EMPLOYEE" means any person who is an Employee of the Employer and whose remuneration is regularly computed on an hourly, daily, piecework, or other comparable basis, thereby excluding any person whose remuneration is regularly computed on an annual, monthly, semi-monthly, weekly, commission or other comparable basis. The term "Employee" shall not include any person employed by the Employer who is covered under a collective bargaining agreement which does not provide for participation in this Plan, or any Employee who is a leased employee within the meaning of Section 414(n)(2) of the Code.

1.12 "EMPLOYEE" means any person currently employed by the Employer or an Affiliated Employer. The term "Employee" also includes any leased employees of the Employer or an Affiliated Employer within the meaning of
       Section 414(n)(2) of the Code to the extent such employees are deemed to be "Employees" in accordance with the provisions of Section 15.04.

1.13 "EMPLOYER" means Watts Industries, Inc., or any successor thereto, and any other entity now or hereafter affiliated with Watts Industries, Inc. which adopts this Plan by vote of its board of directors and with the consent of Watts Industries, Inc. As of January 1, 1997, the following entities affiliated with Watts Industries, Inc. have adopted the Plan and are therefore considered to be an Employer: Watts Regulator Co., KF Industries, Inc., Leslie Controls, Inc., Rudolph Labranche, Inc., Watts Automatic Control Valve Co., Inc., Circle Seal Controls, Inc., Anderson-Barrows Metal Corporation and Webster Valve, Inc. Effective January 1, 2001, the term "Employer" also includes McCraney, Inc. (dba "Spacemaker") and "Watts Heatway, Inc." (now called Watts Radiant, Inc.) Effective October 18, 1999, Industrial Products Division, KF Industries, Inc., Circle Seal Controls, Inc. and Leslie Controls are no longer considered to be an Employer due to their spinoff to CIRCOR International, Inc.

       The term "Employer" also includes all of the foregoing as the context may require.

1.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Reference to a specific provision of ERISA shall include such provision, any valid regulation or filing promulgated thereunder, and any provision of future law that amends, supplements, or supersedes such provision.

1.15 "FIDUCIARY" means the Employer, the Committee, the Trustee, and/or other parties named as Fiduciaries pursuant to Section 10.1, but only with respect to the specific responsibilities of each for Plan and Trust administration, as described in Article 10.

1.16 "HIGHLY COMPENSATED EMPLOYEE" means, with respect to a Plan Year, any Employee who performs services for the Employer or an Affiliated Employer during the Determination Year and who:

       (a) Was a 5% owner (within the meaning of Section 416(i)(l)(B)(i) of the Code) at any time during the Determination Year or Look Back Year; or

       (b) Received compensation from the Employer or an Affiliated Employer in excess of $80,000 (as adjusted pursuant to Section 415(d) of the Code) during the Look Back Year; and was among the top 20% of Employees when ranked on the basis of compensation paid during the Look Back Year.

       The term Highly Compensated Employee shall also include any former Highly Compensated Employee who terminated employment with the Employer or an Affiliated Employer prior to the Determination Year, performs no services for the Employer or an Affiliated Employer during the Determination Year, and was a Highly Compensated Employee in either his or her year of termination of employment or in any Determination Year ending on or after his attainment of age 55.

       For purposes of determining an Employee's compensation under this Section, compensation shall mean the Employee's Section 415 Compensation (as defined in Section 5.04(c)), but including any amounts contributed on behalf of the Employee by an Employer or Affiliated Employer pursuant to a salary deferral agreement under this Plan (or any other cash or deferred arrangement described in Section 401(k) of the Code), to any salary reduction agreement pursuant to a cafeteria plan established under
       Section 125 of the Code, or effective January 1, 2001 any amounts deferred under Section 132(f)(4) of the Code.

       For purposes of this Section, "Look Back Year" means the period of twelve consecutive months immediately preceding the Determination Year. Also for purposes of this Section, "Determination Year" means the Plan Year that is being tested for purposes of determining if an Employee is a Highly Compensated Employee.

1.17   "LIMITATION YEAR" means the calendar year.

1.18   "NORMAL RETIREMENT AGE" means the Participant's age on the later of:

       (a)    the Participant's 65th birthday; or

       (b) the fifth anniversary of the date on which the Participant began participation in the Plan.

1.19 "PARTICIPANT" means any Employee who has satisfied the eligibility requirements for participation in the Plan as set forth in Article 3 and is a Participant hereof.

1.20 "PLAN" means the Watts Industries, Inc. Hourly Pension Plan as described in this instrument and as it may be amended hereafter.

1.21 "PLAN ADMINISTRATOR" means the Committee, notwithstanding the fact that certain administrative functions under or with respect to this Plan may have been delegated to any other person, persons, or entity.

1.22 "PLAN YEAR" means the twelve-month period beginning on January 1 and ending on the following December 31.

1.23 "PRIOR PLAN" means each or all, as the context may require, of the following: (a) the Webster Foundry Division Hourly Pension Plan, (b) the Webster Valve Division Hourly Pension Plan, and (c) the Regtrol, Inc. Hourly Pension Plan.

1.24 "RETIRED PARTICIPANT" means a former Participant who has retired under the terms of the Plan and who has become eligible to receive benefits under the Plan.

1.25   "SOCIAL SECURITY RETIREMENT AGE" means:

       (a)    for persons born prior to 1938, age 65;
       (b)    for persons born in 1938 or later but prior to 1955, age 66; and
       (c)    for persons born in 1955 or later, age 67.

1.26 "SPONSORING EMPLOYER" means Watts Industries, Inc. or any successor thereto.

1.27 "TERMINATED PARTICIPANT" means a former Participant who has ceased to be an Employee prior to his Normal Retirement Date (as defined in Section 4.01) for any reason other than death or retirement in accordance with the terms of the Plan.

1.28 "TRUST" means the agreement between the Employer and the Trustee which constitutes part of this Plan, or any other trust created by agreement between the Employee and a Trustee named therein which shall also constitute a part of this Plan, as the same may be amended from time to time.

1.29 "TRUST FUND" or "TRUST" means the Watts Industries, Inc. Master Trust, maintained in accordance with the terms of the agreement under which the Trust was established, as it may be amended from time to time.

1.30 "TRUSTEE" means the person, persons, or entity named as Trustee, or any successor to that office.

                               ARTICLE 2 - SERVICE

2.01   SERVICE PRIOR TO JANUARY 1, 1985

       With respect to employment prior to January 1, 1985, Service shall mean "Service" as defined under the Prior Plans.

2.02   VESTING AND ELIGIBILITY SERVICE ON OR AFTER JANUARY 1, 1985

       An Employee must accumulate at least 1,000 Hours of Service during a 12-month computation period in order to be credited with a year of Service for vesting and eligibility purposes. The 12-month computation period for purposes of determining a year of Service for vesting under
       Section 6.02 is the Plan Year. The 12-month computation period for purposes of determining a Year of Service for eligibility under Section
       3.01 is the 12-month period beginning when the Employee first performs an Hour of Service and the subsequent computation periods shall be the Plan Year beginning with the Plan Year that includes the first anniversary of the date the Participant first performs an Hour of Service.

       If an Employee, who has not incurred a Break in Service, fails to complete at least 1,000 Hours of Service during such Plan Year, he shall be credited with a portion of a year of Service as provided in the following:

              Hours of Service                 Service (1.0 = 1 year)
               1,000 or more                            1.0
               936-999                                   .5
               728-935                                   .4
               501-727                                   .3
               less than 501                              0

       During any computation period in which an Employee's Hours of Service cannot be determined, the Employee shall be credited with 190 Hours of Service for each month during such period in which he or she completes one Hours of Service.

       Notwithstanding any other provision of this Section 2, Service with the entities listed in Section 3.01(b) shall be taken into account for vesting and eligibility purposes.

2.021  BREAK IN SERVICE DEFINED ON AND AFTER JANUARY 1, 1985

       Service shall be considered broken by the following, provided that Service will not be broken during any Plan Year in which an Employee completes more than 500 Hours of Service:

       (a)    voluntary quit;

       (b)    discharge;

       (c)    illness or injury in excess of one year;

       (d)    layoff in excess of one year;

       (e)    authorized leave of absence in excess of one year; or

       (f) failure to return to the Service of the Employer upon the expiration of an authorized leave of absence; or within the period of time entitling an Employee to reemployment rights after discharge from the Armed Forces of the United States of America.

       For purposes of the Plan, a one-year Break in Service shall be deemed to have occurred at the end of any Plan Year in which an Employee fails to accumulate more than 500 Hours of Service.

2.022 BREAK IN SERVICE RULES APPLICABLE TO YEARS OF SERVICE ON AND AFTER JANUARY 1, 1985

       If an Employee whose service is broken is subsequently reemployed by the Employer or an Affiliated Employer and completes one year of Service, as provided in Section 3.03, his prior Service shall be reinstated as of his reemployment date, provided the conditions of (a) or (b) below have been met:

       (a) if he had met the requirements for a Vested Benefit under Article 6 at the time his prior Service was broken; or

       (b) if he has not met the requirements for a Vested Benefit, and the date of reemployment is on or after January 1, 1985, and upon his reemployment, the number of consecutive one-year Breaks in Service between the date his prior Service is deemed broken and his date of reemployment does not equal or exceed the greater of five (5) years or the aggregate number of his years of Service prior to his most recent Break in Service.

       (c) Effective October 1, 2001, if a Participant incurs a Break-in-Service and is subsequently reemployed and he thereafter meets the definition of Eligible Employee and completes one year of Service, as provided in Section 3.03, his prior Service shall be reinstated as of his date of reemployment.

2.03   HOUR OF SERVICE DEFINED

       Hour of Service means:

       (a) Each hour for which an Employee is directly or indirectly paid or entitled to payment for the performance of duties for the Employer or an Affiliated Employer; such hours to be credited to the computation period in which the duties are performed;

       (b) Each hour for which an Employee is directly or indirectly paid or entitled to payment on account of a period of time during which no duties are performed for the Employer or an Affiliated Employer (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence (but excluding any payments made or due under a plan maintained solely for the purpose of complying with workmen's compensation, unemployment compensation, or disability insurance laws); provided, however, that no more than 501 hours shall be credited to an Employee under this paragraph (b) on account of any single continuous period of absence;

       (c) Each hour, not credited under (a) or (b) above during any absence listed in Section 2.02, which does not break his Service, provided that the Employee retires or returns to the employ of the Employer or an Affiliated Employer upon the expiration of such absence;

       (d) Each hour not counted under paragraphs (a), (b), or (c) above for which back pay, irrespective of mitigation of damages, is awarded or agreed to by the Employer or an Affiliated Employer; such hours to be credited under the computation period to which the back pay award or agreement is applicable;

       (e) Hours credited under paragraphs (b) and (c) above shall be computed on the basis of the number of hours for which the Employee would have been compensated if he had continued to work his regular work schedule during his period of absence; provided, however, that in the case of hours credited under paragraph (b), such number of hours shall not be less than the number of hours the Employee would receive if such computation had been made in accordance with the provisions of Section 2530.200b-2(b) and (c) of the Labor Department Regulations which are incorporated herein by reference;

       (f) Solely for purposes of determining whether a Break-in-Service has occurred with respect to Section 2.021, each non-compensated hour during a period of absence from the Employer (i) by reason of the Employee's pregnancy, (ii) by reason of the birth of the Employee's child, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement shall be credited to the Employee. For purposes of this subsection
              (f) the following special rules will apply:

              (i) any Hour of Service credited hereunder with respect to an absence shall be credited (A) only in the Plan Year in which the absence begins, if the Employee would be prevented from incurring a Break-in-Service in such year solely because of Hours of Service credited hereunder for such absence, or (B) in any other case in the immediately following Plan Year;

              (ii) no Hours of Service shall be credited hereunder unless the Employee furnishes the Committee with such information as the Committee may reasonably require (in such form and at such time as the Committee may reasonably require) establishing (A) that the absence from work is an absence described hereunder, and (B) the number of days for which the absence lasted;

              (iii) in no event shall more than 501 Hours of Service be credited to an Employee hereunder for any absence by reason of any one pregnancy or the placement of any one child.

              Hours of Service to be credited to an individual during an absence described in this Section 2.03(f) above will be determined by the Committee with reference to the individual's most recent normal work schedule; provided that if the Committee cannot so determine the number of Hours to be credited, there shall instead be credited eight (8) Hours of Service for each day of absence.

2.04   BENEFIT SERVICE PRIOR TO JANUARY 1, 1985

       With respect to employment prior to January 1, 1985, Benefit Service shall mean "Benefit Service" as defined in the Prior Plan.

2.05   BENEFIT SERVICE ON AND AFTER JANUARY 1, 1985

       With respect to employment on and after January 1, 1985, Benefit Service, for purposes of determining an Eligible Employee's benefit under the Plan, means his years of Service earned as an Eligible Employee. Each Plan Year an Eligible Employee shall be credited with a year of Benefit Service provided he is credited with 2080 Hours of Service in such Plan Year. In the event an Eligible Employee does not complete 2080 Hours of Service during the Plan Year a partial year of Benefit Service (computed to the nearest 1/10th year) shall be credited by dividing his total number of Hours of Service earned as an Eligible Employee in such Plan Year by 2,080. However, an Eligible Employee shall not be credited with any Benefit Service based upon Hours of Service earned prior to his twenty-first birthday, nor shall he be credited with more than one full year of Benefit Service for any one Plan Year.

       During any computation period in which an Eligible Employee's Hours of Service can not be determined, the Eligible Employee shall be credited with 190 Hours of Service for each month during such period in which he or she completes one Hours of Service.

       Notwithstanding any other provisions to the contrary, Benefit Service shall be measured commencing with the date set forth in Section 3.01(b).

2.06   VETERAN'S BENEFITS

       Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Internal Revenue Code.

                            ARTICLE 3 - PARTICIPATION

3.01   PARTICIPATION REQUIREMENTS

       (a)    Subject to the provisions of paragraph (b) below:

                (i) Any Eligible Employee who was a Participant on December 31, 1996 shall continue to participate in the Plan as of January 1, 1997 in accordance with the provisions of this restated Plan.

               (ii) Any eligible employee who has both attained age 21 and completed at least one year of Service as of the Effective Date shall become a Participant on the Effective Date.

              (iii) Any other Eligible Employee shall become a Participant on the first day of the month coinciding with or next following the date on which he has both attained age 21 and completed at least one year of Service, provided he is then an Eligible employee.

       (b) Notwithstanding any provision in the Plan to the contrary, Service with the entities listed below shall be taken into account in accordance with the following provisions:

                 (i) Effective January 1, 1989, an Eligible Employee of KF
                     Industries, Inc., Leslie Controls, Inc., Rudolph LaBranche, Inc., or Watts Automatic Control Valve Company shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of Service. An Eligible Employee's service with KF Industries, Inc., Leslie Controls, Inc., Rudolph LaBranche, Inc., or Watts Automatic Control Valve Company prior to January 1, 1989 shall count in determining whether such Employee has satisfied the one year of Service requirement.

                (ii) Effective September 7, 1990, an Eligible Employee of Circle
                     Seal Controls, Inc. shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of Service. An Eligible Employee's service with Circle Seal Controls, Inc. prior to September 7, 1990 shall count in determining whether such Employee has satisfied the one year of Service requirement.

               (iii) Effective January 1, 1991, an Eligible Employee of Eagle
                     Valve Company, Inc. shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of Service. An Eligible Employee's service with Eagle Valve Company, Inc. prior to January 1, 1991 shall count in determining whether such Employee has satisfied the one year of Service requirement.

                (iv) Effective January 1, 1993, an Eligible Employee of
                     Contromatics, Inc. shall be eligible to join the Plan on the first day of the month coinciding with or next following the date on which he attains age 21 and completes one year of Service. An Eligible Employee's service with Contromatics, Inc. prior to January 1, 1993 shall count in determining whether such Employee has satisfied the one year of Service requirement.

                 (v) Effective April 1, 1998, an Employee of Aerodyne Controls
                     Corporation who became an Eligible Employee of Circle Seal Corporation on January 5, 1998 shall be eligible to participate in the Plan on the first day of the month next following the date on which he attains age 21 and completes one year of Service.

                     An Eligible Employee's service with Aerodyne Controls Corporation prior to January 5, 1998 shall be taken into account for eligibility and vesting purposes. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing April 1, 1998."

                (vi) Effective January 1, 1997, an employee of Consolidated
                     Precision Corp. who became an employee of Circle Seal Controls, Inc. shall become an Eligible Employee for purposes of the Plan and shall become a Participant in the Plan as of the later of January 1, 1997 or the date such Eligible Employee meets the requirements of Section 3.01(a). An Eligible Employee's service with Consolidated Precision Corp., prior to its acquisition by the Employer, shall be taken into account for eligibility and vesting purposes. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing January 1, 1997.

               (vii) Effective January 1, 1997, an hourly employee of Anderson
                     Barrows Metals Corporation shall become an Eligible Employee under this Plan and shall become a Participant in the Plan as of the later of January 1, 1997 or the date such Eligible Employee meets the requirements of Section 3.01(a). Such Eligible Employee's service with Anderson Barrows Metals Corporation prior to its acquisition by the Employer, shall be taken into account for eligibility and vesting. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing January 1, 1997.

              (viii) Effective January 1, 1998, an hourly employee of Ames
                     Company, Inc. shall become an Eligible Employee under this Plan and shall become a Participant in the Plan as of the later of January 1, 1998 or the date such Eligible Employee meets the requirements of Section 3.01(a). Such Eligible Employee's service with Ames Company, Inc. prior to its acquisition by the Employer, shall be taken into account for eligibility and vesting. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing January 1, 1998.

                (ix) An hourly employee of Keane Controls Corporation who became an employee of Circle Seal Controls, Inc. shall become an Eligible Employee for purposes of the Plan and shall become a Participant in the Plan as of the later of August 31, 1995 or the date such Eligible Employee meets the requirements of Section 3.01(a). An Eligible Employee's service with Keane Controls Corporation, prior to its acquisition by the Employer, shall be taken into account for eligibility and vesting purposes. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing August 31, 1995

                 (x) Notwithstanding the above, effective October 18, 1999, service with KF Industries, Inc., Circle Seal Controls, Inc., Aerodyne Controls Corporation, Leslie Controls, Inc. Consolidated Precision Corporation and the Industrial Products Division shall not be taken into account for any reason due to the spin-off of those entities to CIRCOR International, Inc.

                (xi) Effective January 1, 2001, an hourly employee of McCraney,
                     Inc. (dba "Spacemaker") or Watts Heatway, Inc. (now called Watts Radiant, Inc.) shall be come an Eligible Employee under this Plan and shall become a Participant in the Plan as of the later of January 1, 2001 or the date such Eligible Employee meets the requirements of Section 3.01(a). Such Eligible Employee's service with of McCraney, Inc. (dba "Spacemaker") or Watts Heatway, Inc. (now called Watts Radiant, Inc.) prior to its acquisition by the Employer shall be taken into account for eligibility and vesting. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing January 1, 2001.

               (xii) Effective November 1, 2001, an hourly employee of Power
                     Process Controls Division of Marks Controls Corporation ("PPC"). shall be come an Eligible Employee under this Plan and shall become a Participant in the Plan as of the later of November 1, 2001 or the date such Eligible Employee meets the requirements of Section 3.01(a). Such Eligible Employee's service with PPC prior to its acquisition by the Employer shall be taken into account for eligibility and vesting. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing November 1, 2001.

              (xiii) Effective January 1, 2002, an hourly employee of Premier
                     Manufactured Systems, Inc. shall become an Eligible Employee under this Plan and shall become a Participant in the Plan as of the later of January 1, 2002 or the date such Eligible Employee meets the requirements of Section 3.01(a). Such Eligible Employee's service with Premier Manufactured Systems, Inc. prior to its acquisition by the Employer, shall be taken into account for eligibility and vesting. However, such Eligible Employee's Benefit Service shall be taken into account only with regard to service with the Employer commencing January 1, 2002.

3.02   PARTICIPATION UPON REEMPLOYMENT

       Each Participant who is reemployed following a Break in Service pursuant to Section 2.021 shall participate as of his reemployment date provided he has met the requirements of Section 2.022.

                          ARTICLE 4 - RETIREMENT DATES

4.01   NORMAL RETIREMENT DATE

       The Normal Retirement Date of a Participant shall be the first day of the month coinciding with or next following a Participant's attainment of Normal Retirement Age.

4.02   EARLY RETIREMENT DATE

       A Participant who was hired prior to January 1, 1992 (excluding a former Participant of the Spence Plan or the Henry Pratt Plan) and who has reached his fifty-fifth birthday and has also completed at least five years of Service may elect upon written notice to the Committee an Early Retirement Date which may be the first day of any month subsequent to the date of such election and prior to his Normal Retirement Date.

       Effective January 1, 1992, a Participant who was hired on or after January 1, 1992 and who has reached his fifty-fifth birthday and has also completed at least ten years of Service may elect upon written notice to the Committee an Early Retirement Date which may be the first day of any month subsequent to the date of such election and prior to his Normal Retirement Date.

4.03   DEFERRED RETIREMENT DATE

       If a Participant remains in the Service of the Employer or an Affiliated Employer after his Normal Retirement Date, his Deferred Retirement Date shall be the first day of the month which coincides with or next follows the date of his actual retirement.

                         ARTICLE 5 - RETIREMENT BENEFITS

5.01   FORM OF NORMAL RETIREMENT BENEFIT

       Except as provided in Section 5.02, a Participant's Normal Retirement Benefit under the Plan shall be an annuity for life, payable monthly, commencing on the Participants' Normal Retirement Date (as defined in Section 4.01) and terminating with the monthly payment preceding his death.

5.02   SPOUSE JOINT AND SURVIVOR ANNUITY

       In lieu of the life annuity payable under Section 5.01, a Participant who is married on his Benefit Commencement Date shall receive his retirement benefit in the form of a Spouse Joint and Survivor Annuity as described in Section 5.021, provided he has not made an election under Section
       5.022 to have his benefit paid under the life annuity form described in
       Section 5.01 or under an optional form described in Section 5.051 or
       Article 8.

5.021  AMOUNT OF SPOUSE JOINT AND SURVIVOR ANNUITY

       The Spouse Joint and Survivor Annuity shall be a reduced amount payable to a Participant for his lifetime with provision for continuation of 50% of such reduced amount to the Participant's spouse for the duration of the spouse's lifetime after the death of the Participant. All such amounts shall be the Actuarial Equivalent of the benefits set forth hereafter in this Article 5 which are payable on a single life basis.

5.022  ELECTION OUT OF SPOUSE JOINT AND SURVIVOR ANNUITY

       A married Participant may elect, pursuant to Section 5.024, not to receive his benefit in the form of the Spouse Joint and Survivor Annuity by delivering to the Committee, during the election period described below, his written election to have his benefits paid under the form described in Section 5.01 or under an optional form described in Section
       5.051 or Article 8. The election period with respect to the life annuity form described in Section 5.01 and the Spouse Joint and Survivor Annuity shall be a ninety (90) day period ending on the Participant's Benefit Commencement Date. The Participant may revoke such election by filing a written revocation with the Committee at any time during such election period. The election by a married Participant of an optional form described under Section 5.051 or Article 8 shall be made in accordance with the provisions of Section 5.024, and Section 5.051 or Article 8, whichever is applicable.

5.023  INFORMATION FURNISHED TO PARTICIPANT

       No fewer than 30 days and no more than 90 days before a Participant's Benefit Commencement Date, the Pension Committee shall furnish each Participant with general information on the Spouse Joint and Survivor Annuity. Such general information shall be in writing and shall include:

       (a)    The terms and conditions of the Spouse Joint and Survivor Annuity:

       (b) The Participant's right to elect, and the effect of electing, to waive the Spouse Joint and Survivor Annuity;

       (c)    The rights of the Spouse;

       (d) The right to revoke, and the effect of revoking, an election to waive the Spouse Joint and Survivor Annuity;

       (e) The eligibility conditions and material features of the optional forms of payment available under the Plan;

       (f) The relative values of the optional forms of payment available under the Plan; and

       (g) Such other information as may be required under applicable regulations.

       The Committee shall also furnish the Participant, upon his written request made within sixty (60) days following the date he is furnished such general information, additional information explaining the financial effect upon his pension (in terms of dollars per pension payment) of making such election. Such additional information shall be furnished to the Participant within thirty (30) days following the date the Participant's written request is received by the Committee.

       The notice described above is not required if the Actuarial Equivalent value of the Participant's nonforfeitable Accrued Benefit is less than or equal to $3,500 ($5,000 effective October 1, 2001) on the Participant's Benefit Commencement Date.

       The Benefit Commencement Date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation described in the preceding paragraph provided: (a) the Participant has been provided with information that clearly indicates that the Participant has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a Qualified Joint and Survivor Annuity; (b) the Participant is permitted to revoke any affirmative distribution election at least until the Benefit Commencement Date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant' and (c) the Benefit Commencement Date is a date after the date the written explanation was provided to the Participant.

5.024  SPOUSAL CONSENT REQUIRED

       Notwithstanding anything herein to the contrary, the election by a married Participant of an optional form described in Article 8 or Section
       5.051 or the normal form described in Section 5.01 shall not take effect unless:

       (a) his surviving spouse consents in writing to such an election, such election specifies the Beneficiary and the form of benefit payment elected by the Participant in lieu of the Spouse Joint and Survivor Annuity, and such consent acknowledges the effect of such election and is witnessed by a Plan representative or a notary public; or

       (b) it is established to the satisfaction of the Committee that the consent required under (a) above may not be obtained because there is no spouse or the spouse cannot be located, or the Participant can show by court order that he is legally separated from his spouse or has been abandoned by the spouse with the meaning of local law, or because of other circumstances as the Secretary of the Treasury may prescribe.

       Any consent by a spouse under (a) above, or a determination by the Committee with respect to such spouse under (b) above, shall be effective only with respect to such spouse.

5.03   AMOUNT OF NORMAL RETIREMENT BENEFIT FOR REGTROL, INC. EMPLOYEES

       Subject to the provisions of Section 5.04, the monthly Normal Retirement Benefit payable to a Participant who is an Eligible Employee of Regtrol, Inc. and who retires under the Plan shall be equal to the number of his years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service as an Eligible Employee determined in accordance with the following schedule:

               DATE OF LAST HOUR OF SERVICE
            ON OR AFTER               BUT BEFORE             BENEFIT RATE
          January 1, 1997           October 1, 2001             $ 13.00
          October 1, 2001              ---------                $ 15.00

       See Appendix A for Benefit Rates in effect prior to January 1, 1997.

       With regard to an hourly employee of the Jameco Industries, Inc. who was a participant in the Local 888 Pension Fund Plan and who on or after January 1, 1997 transferred to Regtrol, Inc. (Transferred Jameco Participants), the following provisions shall apply:

       (a) The benefit formula set forth in the preceding paragraph shall apply to Transferred Jameco Participants who are vested under the Local 888 Pension Fund Plan at the time of transfer with regard to Benefit Service commencing on the transfer date.

       (b) With regard to Transferred Jameco Participants who are not vested under the collectively bargained multi-employer plan at the time of transfer, such Participants will be credited with benefit service with Jameco Industries, Inc. while a participant in the Local 888 Pension Fund Plan prior to the transfer date based upon the definition of Benefit Service set forth in Section 2.05. The benefit formula set forth in the preceding paragraphs shall apply with regard to such Benefit Service earned prior to the transfer and Benefit Service with the Employer commencing on the transfer date.

5.0301 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR WEBSTER VALVE DIVISION EMPLOYEES

       Subject to the provisions of Section 5.04, the monthly Normal Retirement Benefit payable to a Participant who is an Eligible Employee in the Webster Valve Division and who retires under the Plan shall be equal to the number of his years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the Participant's Normal Retirement Date determined in accordance with the following schedule:

               DATE OF LAST HOUR OF SERVICE
           ON OR AFTER                BUT BEFORE            BENEFIT RATE
         January 1, 1997            October 1, 2001            $ 13.50
         October 1, 2001               ---------               $ 15.00

       See Appendix A for Benefit Rates in effect prior to January 1, 1997.

5.0302 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR WEBSTER FOUNDRY DIVISION
       EMPLOYEES

       Subject to the provisions of Section 5.04, the monthly Normal Retirement Benefit payable to a Participant who is an Eligible Employee in the Webster Foundry Division and who retires under the Plan shall be equal to the number of his years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service determined in accordance with the following schedule:

              DATE OF LAST HOUR OF SERVICE
           ON OR AFTER               BUT BEFORE              BENEFIT RATE
         January 1, 1997           October 1, 2001              $ 13.50
         October 1, 2001              ---------                 $ 15.00

       See Appendix A for Benefit Rates in effect prior to January 1, 1997.

5.0303 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR KF INDUSTRIES, INC. EMPLOYEES

       Subject to the provisions of Section 5.04, the monthly Normal Retirement Benefit payable to a Participant who is an Eligible Employee in KF Industries, Inc. and who retires under the Plan shall be equal to the number of his years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service as an Eligible Employee determined in accordance with the following schedule:

                DATE OF LAST HOUR OF SERVICE
            ON OR AFTER              BUT BEFORE              BENEFIT RATE
         January 1, 1997          October 18, 1999             $ 13.00

       See Appendix A for Benefit Rates in effect prior to January 1, 1997. Effective October 18, 1999, the assets and liabilities attributable to Participants actively employed by KF Industries, Inc. were transferred to and assumed by CIRCOR International Inc.

5.0304 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR LESLIE CONTROLS, INC. EMPLOYEES

       Subject to the provisions of Section 5.04, the monthly Normal Retirement Benefit payable to a Participant who is an Eligible Employee of Leslie Controls, Inc. and who retires under the Plan shall be equal to the number of his years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service as an Eligible Employee determined in accordance with the following schedule:

                  DATE OF LAST HOUR OF SERVICE
            ON OR AFTER                 BUT BEFORE              BENEFIT RATE
          January 1, 1997            October 18, 1999              $ 13.00

       See Appendix A for Benefit Rates in effect prior to January 1, 1997. Effective October 18, 1999, the assets and liabilities attributable to Participants actively employed by Leslie Controls, Inc. were transferred and assumed by CIRCOR International Inc.

5.0305 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR RUDOLPH LABRANCHE, INC. EMPLOYEES

       Subject to the provisions of Section 5.04, the monthly Normal Retirement Benefit payable to a Participant who is an Eligible Employee of Rudolph LaBranche, Inc. and who retires under the Plan shall be equal to the number of his years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service as an Eligible Employee determined in accordance with the following schedule:

                 DATE OF LAST HOUR OF SERVICE
            On or After                  But Before               Benefit Rate
          January 1, 1997              October 1, 2001               $ 13.50
          October 1, 2001               -------------                $ 15.00

       See Appendix A for Benefit Rates in effect prior to January 1, 1997.

5.0306 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR WATTS AUTOMATIC CONTROL VALVE, INC. EMPLOYEES

       Subject to the provisions of Section 5.04, the monthly Normal Retirement Benefit payable to a Participant who is an Eligible Employee of Watts Automatic Control Valve, Inc. and who retires under the Plan shall be equal to the number of his years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service as an Eligible Employee determined in accordance with the following schedule:

                DATE OF LAST HOUR OF SERVICE
            ON OR AFTER                BUT BEFORE               BENEFIT RATE
          January 1, 1997            October 1, 2001               $ 13.00
          October 1, 2001               ---------                  $ 15.00

       See Appendix A for Benefit Rates in effect prior to January 1, 1997.

5.0307 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR CIRCLE SEAL CONTROLS, INC. EMPLOYEES

       Subject to the provisions of Section 5.04, the monthly Normal Retirement Benefit payable to a Participant who is an Eligible Employee of Circle Seal Controls, Inc. and who retires under the Plan shall be equal to the number of his years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service as an Eligible Employee determined in accordance with the following schedule:

                   DATE OF LAST HOUR OF SERVICE
              ON OR AFTER                BUT BEFORE               BENEFIT RATE
            January 1, 1997           October 18, 1999               $ 15.00

       Effective October 18, 1999, the assets and liabilities attributable to Participants actively employed by Circle Seal Controls, Inc. were transferred and assumed by CIRCOR International Inc.

5.0308 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR EAGLE VALVE COMPANY, INC.
       EMPLOYEES

       Subject to the provisions of Section 5.04, the monthly Normal Retirement Benefit payable to a Participant who was an Eligible Employee of Eagle Valve Company, Inc. and who retires under the Plan shall be equal to the number of his years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service as an Eligible Employee determined in accordance with the following schedule:

                DATE OF LAST HOUR OF SERVICE
             ON OR AFTER              BUT BEFORE            BENEFIT RATE
           January 1, 1997         October 18, 1999            $ 13.00

       See Appendix A for Benefit Rates in effect prior to January 1, 1997.

       Effective October 18, 1999, the assets and liabilities attributable to Participants actively employed by Eagle Value Company, Inc. were transferred and assumed by CIRCOR International Inc.

5.0309 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR CONTROMATICS, INC. EMPLOYEES

       Subject to the provisions of Section 5.04, the monthly Normal Retirement Benefit payable to a Participant who was an Eligible Employee of Contromatics, Inc. and who retires under the Plan shall be equal to the number of his years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service as an Eligible Employee determined in accordance with the following schedule:

              DATE OF LAST HOUR OF SERVICE
           ON OR AFTER               BUT BEFORE               BENEFIT RATE
         January 1, 1997          October 18, 1999               $ 13.50

       Effective October 18, 1999, the assets and liabilities attributable to Participants actively employed by Contromatics, Inc. were transferred and assumed by CIRCOR International Inc.

5.0310 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR ANDERSON-BARROWS EMPLOYEES

       Subject to the provisions of 5.04, the monthly Normal Retirement Benefit payable to a Participant who is an Eligible Employee of Anderson-Barrows Metals Corporation and who retires under the Plan shall be equal to the number of his years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service as an Eligible Employee determined in accordance with the following schedule:

                   DATE OF LAST HOUR OF SERVICE
              ON OR AFTER                 BUT BEFORE           BENEFIT RATE
            January 1, 1997             October 1, 2001           $ 13.00
            October 1, 2001                ---------              $ 15.00

5.0311 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR AMES COMPANY EMPLOYEES

       Subject to the provisions of 5.04, the monthly Normal Retirement Benefit payable to a Participant who is an Eligible Employee of Ames Company, Inc. who became an Eligible Employee under this Plan and who retires under this Plan shall be equal to the number of years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service as an Eligible Employee determined in accordance with the following schedule:

                  DATE OF LAST HOUR OF SERVICE
               ON OR AFTER                BUT BEFORE              BENEFIT RATE
             January 1, 1998            October 1, 2001              $ 13.00
             October 1, 2001               ---------                 $ 15.00

5.0312 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR AERODYNE CONTROLS CORPORATION EMPLOYEES

       Subject to the provisions of 5.04, the monthly Normal Retirement Benefit payable to a Participant who is an Eligible Employee of Aerodyne Controls Corporation, Inc. who became an Eligible Employee under this Plan and who retires under this Plan shall be equal to the number of years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service as an Eligible Employee determined in accordance with the following schedule:

                DATE OF LAST HOUR OF SERVICE
              ON OR AFTER             BUT BEFORE               BENEFIT RATE
             April 1, 1998         October 18, 1999               $ 13.00

       Effective October 18, 1999, the assets and liabilities attributable to Participants actively employed by Aerodyne Controls Corporation, Inc. were transferred and assumed by CIRCOR International Inc.

5.0313 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR MCCRANEY, INC. (DBA "SPACEMAKER") OR WATTS RADIANT, INC. EMPLOYEES

       Subject to the provisions of Section 5.04, the monthly Normal Retirement Benefit payable to a Participant who is an Eligible Employee of McCraney, Inc. (dba "Spacemaker") or Watts Radiant, Inc. (formerly called Watts Heatway, Inc.) and who retires under the Plan shall be equal to the number of his years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service as an Eligible Employee determined in accordance with the following schedule:

              DATE OF LAST HOUR OF SERVICE
            ON OR AFTER             BUT BEFORE                BENEFIT RATE
          January 1, 2001         October 1, 2001        $ 13.00 - McCraney.
                                                         $ 13.50 - Watts Radiant
          October 1, 2001            ---------                  $ 15.00

5.0314 AMOUNT OF NORMAL RETIREMENT BENEFIT FOR PREMIER MANUFACTURED SYSTEMS INC. EMPLOYEES

       Subject to the provisions of Section 5.04, the monthly Normal Retirement Benefit payable to a Participant who is an Eligible Employee of Premier Manufactured Systems Inc. and who retires under the Plan shall be equal to the number of his years of Benefit Service (including fractions thereof) multiplied by the benefit rate in effect on the date the Participant last performed an Hour of Service as an Eligible Employee determined in accordance with the following schedule:

            DATE OF LAST HOUR OF SERVICE
          ON OR AFTER            BUT BEFORE             BENEFIT RATE
        January 1, 2002           --------                 $ 15.00

5.04   MAXIMUM ANNUAL BENEFIT

       (a) For Plan Years beginning after 1986, the actual or projected annual amount of a Participant's benefit payable within a Limitation Year shall not exceed the lesser of (i) and (ii) below:

                (i)  $90,000, or

               (ii) 100% of the Participant's average annual Section 415 Compensation (as defined in paragraph (c) below) for the three consecutive calendar years (or, if his period of employment is less than three years, for his entire period of employment) as a Participant during which he received the greatest aggregate Section 415 Compensation;

       (b) In no event shall the limitations in paragraph (a) above be less than $10,000 if the Participant has not at any time participated in a defined contribution plan maintained by the Employer or an Affiliated Employer.

       (c) The term "Section 415 Compensation" means wages, salaries, and fees for professional services and other amounts received from the Employer and all Affiliated Employers during the Limitation Year (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer, to the extent such amounts are includable in gross income, including, but not limited to, overtime pay, tips, bonuses, commissions to paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, fringe benefits, reimbursements, and expense allowances, and excluding the following:

                (i) amounts contributed by the Employer or Affiliated Employer on behalf of the Employee pursuant to a salary deferral agreement under this Plan or any other cash or deferred arrangement described in Section 401(k) of the Code, to any salary reduction agreement pursuant to a cafeteria plan established under Section 125 of the Code, or to any other plan of deferred compensation, and which are not includable in the Employee's gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation;

               (ii) amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Employee either becomes free transferable or is no longer subject to a substantial risk of forfeiture;

              (iii) amounts realized with respect to the sale, exchange, or other disposition of stock acquired under a qualified stock option; and

               (iv) other amounts which receive special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Section 403(b) of the Code (whether or not the amounts are excludable from the Employee's gross income).

              For purposes of applying the limitations of this Section, the term "Section 415 Compensation" means the compensation actually paid or includable in the Employee's gross income for the Limitation Year.

              Effective January 1, 1998, "Section 415 Compensation" shall include (i) any elective deferral as defined in Code Section 402(g)(3), and (ii) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the employee by reason of Code
              Section 125 or 457.

              Effective January 1, 2001, "Section 415 Compensation" shall include any amounts deferred under Section 132(f)(4) of the Code.

       (d) The dollar limitation described in paragraph (a)(i) above shall be increased by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Section 415(d) of the Code. Such adjustment factor shall be applied to all Participants, including Participants and Beneficiaries receiving benefits from the Plan and to such items as the Secretary shall prescribe.

       (e) If the benefit payable to a Participant commences prior to the Participant's Social Security Retirement Age, but on or after the date he attains age 62, the maximum annual amount determined under paragraph (a)(i) above shall be reduced as follows:

                (i) if the Participant's Social Security Retirement Age is 65, by 5/9ths of 1% for each month by which the commencement of payment of his benefits precedes the month in which he attains age 65; or

               (ii) if the Participant's Social Security Retirement Age is 66 or 67, by 5/9ths of 1% for each of the first 36 months and 5/12ths of 1% for each additional month by which the commencement of payment of his benefits precedes the month in which he attains his Social Security Retirement Age.

              If the benefit payable to a Participant commences before age 62, the maximum annual amount determined under paragraph (a)(i) above shall be reduced in accordance with applicable regulations, so that it is the Actuarial Equivalent of such amount as applied to a benefit beginning at age 62. For purposes of this paragraph, Actuarial Equivalent shall be determined using the assumptions specified in Section 1.01(b).

              For purposes of this paragraph (e), if the benefit is paid in a contingent annuity form (with the Participant's spouse as beneficiary) or in the Spouse Joint and Survivor Annuity form of payment, the benefit shall be treated as if it were paid in the normal form of payment and no adjustment in the maximum benefit need be made.

       (f) If the payment of benefits to a Participant commences after his Social Security Retirement Age, the maximum annual amount determined under paragraph (a)(i) above shall be increased so that it is the Actuarial Equivalent of a $90,000 benefit multiplied by the adjustment factor specified in paragraph (e) above, and payable in the normal form at the Participant's Social Security Retirement Age. For purposes of this paragraph, Actuarial Equivalent shall be determined using the assumptions specified in
              Section 1.01(b).

       (g) The annual benefit is a retirement benefit under the Plan which is payable annually in the form of a single life annuity. If the benefit payable to a Participant is not in the form of a single life annuity nor in the form of a Spouse Joint and Survivor Annuity, then the maximum annual amount determined under paragraph
              (a) above shall be reduced in accordance with the applicable regulations so that it is the Actuarial Equivalent of such amount as payable in the normal form. For purposes of this paragraph, Actuarial Equivalent shall be determined using the assumptions specified in Section 1.01(b).

       (h) If the Participant has completed less than 10 years of Plan participation, the maximum annual amount determined under paragraph (a)(i) above shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years of Plan participation (or parts thereof) and the denominator of which is 10. To the extent provided in regulations or in other guidance issued by the Internal Revenue Service, the preceding sentence shall be applied separately with respect to each change in the benefit structure of the Plan.

       (i) If the Participant has completed less than 10 years of Service, the maximum amount determined under Section paragraph (a)(ii) above (without regard to paragraph (a)(i) above) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the Participant's number of years of Service (or parts thereof) and the denominator of which is 10. To the extent provided in regulations or in other guidance issued by the Internal Revenue Service, the preceding sentence shall be applied separately with respect to each change in the benefit structure of the Plan.

       (j) In no event shall the provisions of paragraph (h) or paragraph (i) above reduce the limitations in paragraph (a) to an amount less than one-tenth of such limitations, determined without regard to the provisions of paragraph (h) and paragraph (i).

       (k) If a Participant is, or has ever been, covered under more than one defined benefit plan maintained by the Employer, the sum of the Participant's annual benefits from all such plans may not exceed the maximum permissible amount.

5.041  LIMITATION APPLICABLE TO DEFINED CONTRIBUTION PLAN PARTICIPANTS

       (a) If a Participant is also a participant in any defined contribution plan maintained by the Employer or an Affiliated Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any year shall not exceed 1.0 as provided in
              Section 415(e) of the Code and any regulations issued thereunder.

       (b) The DEFINED BENEFIT FRACTION for any Limitation Year is a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of 1.25 times the dollar limit determined under Sections 415(b) and 415(d) of the Code and adjusted in accordance with Section 5.04(h) and (i) for the Limitation Year, or 1.4 times 100% of the Participant's highest average annual
              Section 415 Compensation (including any adjustments under Section 415(b) of the Code) for any three consecutive years.

              Notwithstanding the above, if the Participant was a participant as of the first day of the first Limitation Year beginning after December 31, 1986 in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 1.25 times the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 of the Code for all Limitation Years beginning before January 1, 1987.

       (c) The DEFINED CONTRIBUTION PLAN FRACTION for any Limitation Year is a fraction, the numerator of which is the sum of the annual additions to the Participant's accounts under all defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years (including the annual additions attributable to the Participant's nondeductible employee contributions to all defined benefit plans, whether or not terminated, maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Section 419(e) of the Code, and individual medical accounts, as defined in Section 415(l)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer). The maximum aggregate amount in any Limitation Year is the lesser of
              1.25 times the dollar limitation determined under Sections 415(b) and 415(d) of the Code in effect under Section 415(c)(1)(A) of the Code, or 35% of the Participant's Section 415 Compensation (as defined in Section 5.04(c)) for such Limitation Year.

              For purposes of calculating the numerator in the defined contribution plan fraction, a Participant's after-tax payroll deduction contributions made before 1987, if any, shall be taken into account to the extent such contributions exceed the lesser of:

                (i) 6% of the Participant's Section 415 Compensation (as defined in Section 5.04(c)) for the Limitation Year, or

               (ii) 50% of the amount of such payroll deduction contributions for the Limitation Year.

              If the Employee was a Participant as of the end of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

       (d) For the purpose of determining the denominators in the preceding two fractions, the maximum benefit allowable and the maximum annual additions shall be deemed to be equal to the lesser of:

                (i)  140% of the percentage limits, or

               (ii) 125% of the dollar limits provided in Sections 415(b) and 415(c) of the Code for each such year.

       (e) Any adjustment necessary to comply with the limitations of this section shall be made in the Participant's benefit payable under the relevant defined benefit plan; but under no circumstances may the accrued benefit of a Participant in a defined benefit plan decrease as a result of a Plan amendment to change the combined plan limits.

       (f) Effective January 1, 2001, the provisions of this Section 5.041 shall no longer be effective.

5.042  AFFILIATED EMPLOYERS

       For purposes of Sections 5.04 and 5.041, the Employer and all Affiliated Employers shall be considered one employer, and the limitations shall be applicable to the total benefits received from the Employer and all Affiliated Employers. Further, in determining what is an Affiliated Employer for the purposes of these Sections, the phrase "more than 50%" shall be substituted for "at least 80%" each place it appears in Section 1563(a)(1) of the Code.

5.05   EARLY RETIREMENT BENEFIT

       The Early Retirement Benefit of a Participant who elects to retire on an Early Retirement Date (as defined in Section 4.02) on or after January 1, 1985 shall be the benefit computed in (a) or (b) below, as elected by the
       Participant:

       (a) a benefit commencing on his Normal Retirement Date (as defined in Section 4.01) in an amount equal to his accrued Normal Retirement Benefit determined in accordance with the provisions of Section 5.03, 5.031, 5.032, 5.033, 5.034, 5.035, 5.036, 5.037, 5.038, or
              5,039, whichever is applicable, based on his years of Benefit Service (including fractions thereof) and the rate of benefit in effect as of his Early Retirement Date;

       (b) a reduced benefit commencing on his Early Retirement Date or the first day of any month thereafter but prior to his Normal Retirement Date, as elected by the Participant, which benefit shall be computed as in (a) above, reduced by 5/9 of 1% for each of the first sixty months by which commencement of benefits precedes his Normal Retirement Date, and by 5/18 of 1% for each month thereafter, if any, by which commencement of benefits precedes his Normal Retirement Date.

5.051  SOCIAL SECURITY OPTION

       A Participant who is entitled to receive an Early Retirement Benefit and has elected to have such benefit commence prior to the date he is entitled to receive benefits under Title II of the Social Security Act, may elect to receive a Social Security Option under which he will receive a larger monthly benefit prior to the date he is first entitled to receive benefits under Title II of the Social Security Act and a smaller benefit after he is first entitled to receive benefits under Title II of the Social Security Act so that, to the extent possible, the Participant will receive a level monthly income when his payments under the Plan and his income under Title II of the Social Security Act are taken into account; provided, however, that his payments under the Social Security Option will be the Actuarial Equivalent of the Early Retirement Benefit he would have received if he had not elected such an option.

       If a Participant elects a benefit under this Section, no benefits will be payable to anyone upon his death.

5.06   DEFERRED RETIREMENT BENEFIT

       (a)    RETIREMENT PRIOR TO AGE 70 1/2

              Each Participant who continues in the employ of the Employer or an Affiliated Employer after attaining his Normal Retirement Age and retires prior to age 70 1/2 shall be entitled upon actual retirement to receive a monthly Deferred Retirement Benefit. The Deferred Retirement Benefit payable under this paragraph (a) shall be determined in accordance with Section 5.03, 5.031, 5.032, 5.033, 5.034, 5.035, 5.036,
              5.037, 5.038,5.039, 5.040 or 5.041, whichever is applicable, based on the Participant's years of Benefit Service (including fractions thereof) as of his retirement date, and the rate of benefit in effect under the Plan on his retirement date.

       (b)    COMMENCEMENT OF BENEFITS WHILE ACTIVELY EMPLOYED

              Prior to January 1, 1997, the Deferred Retirement Benefit payable to a Participant who attains age 70 1/2 and who continues to be an Employee shall be equal to the Participant's accrued benefit determined as of the last day of the Plan Year in which the Participant attains age 70 1/2. The Deferred Retirement Benefit payable under this paragraph (b) shall be determined in accordance with Section 5.03 or 5.031, 5.032, 5.033, 5.034, 5.035, 5.036,
              5.037, 5.038,5.039, 5.040 or 5.041 whichever is applicable, and shall be payable in the form of a single life annuity. The Deferred Retirement Benefit shall commence no later than the January 1 immediately following the Plan Year in which the Participant attains age 70 1/2.

              The monthly benefit of a Participant who has begun receiving benefits and who continues to be an Employee after his attainment of age 70 1/2 shall be adjusted, effective on the January 1 following the Plan Year in which the Participant's benefit commenced and on each succeeding January 1 prior to the Participant's Deferred Retirement Date, to reflect the effect of changes in the Participant's accrued benefit since the previous January 1. The final adjustment shall be made as of the Participant's Deferred Retirement Date. Adjustments required by this paragraph shall include a reduction equal to the Actuarial Equivalent of any payments already made with respect to the Participant. In no event, however, will the benefit payable to the Participant be reduced as a result of this paragraph. Furthermore, the operation of this paragraph will not affect the form of benefit payment previously elected by the Participant.

              Any Participant, other than a 5% owner as defined in Code Section 416(i), who attains age 70 1/2 after December 31, 1996 but before January 1, 2002 shall have the option to commence receiving retirement benefits at any time commencing on or after the January 1 following the Plan Year in which such Participant attains age 70 1/2. Any Participant, other than a 5% owner as defined in Code Section 416(i), who attains age 70 1/2 on or after January 1, 2002, shall commence receiving retirement benefits no later than the January 1, of the calendar year following the calendar year in which he attains age 70 1/2 or the calendar year in which he retires, whichever is later. Participants who are 5% owners must continue to commence receiving benefits on the January 1 following the Plan Year in which they attained age 70 1/2.

              Effective January 1, 1997, a Participant's deferred Retirement Benefit shall be equal to the greater of (i) the Actuarial Equivalent of his or her Deferred Retirement Benefit determined as of April 1, of the calendar year following the calendar in which the Participant attains age 70 1/2, or (ii) the Participant's Deferred Retirement Benefit determined as of his or her Deferred Retirement Date.

              Upon such Participant's actual Deferred Retirement Date, he shall then be eligible to make the election as described in Section 5.022.

5.07   SUSPENSION OF BENEFIT DISTRIBUTIONS

       (a)    CONDITIONS FOR SUSPENSION

              If any Participant is reemployed by the Employer or an Affiliated Employer on or after his Benefit Commencement Date and before age 70 1/2, or if any Participant continues in employment with the Employer or an Affiliated Employer after his Normal Retirement Date (as defined in Section 4.01), the benefit payable for a calendar month will be permanently withheld if the Participant completes 40 or more Hours of Service in the calendar month or in the four or five week payroll period ending in the calendar month.

              The benefit permanently withheld will be the actual amount scheduled to be paid for the calendar month in which the conditions for suspension are met.

       (b)    REDETERMINATION OF BENEFITS

              Upon the subsequent termination of employment of a Participant who was eligible to begin receiving payments under the Plan on his prior termination of employment date (whether or not such benefit payments had actually commenced), the Participant's retirement benefit shall be redetermined in accordance with the provisions of this Plan applicable to him as of his subsequent termination of employment date, as if no prior benefit payments had been made. His retirement benefit, as so redetermined, shall then be reduced by (i) the Actuarial Equivalent of the benefit payments, if any, previously made to such Participant prior to his Normal Retirement Date or (ii) in the case of a lump sum payment, the Actuarial Equivalent of the payment other than the portion of the payment attributable to the period (if any) after the Participant's Normal Retirement Date and before his reemployment commencement date. The form of payment of any retirement benefit to which he may thereafter become entitled shall be determined in accordance with the provisions of Article 5 at the time he subsequently retires without regard to the form in which his benefit had previously been paid.

              The Participant's retirement benefit as so redetermined shall not be less than his retirement benefit prior to the suspension of payments.

       (c)    RESUMPTION OF BENEFITS

              In the case of a Participant who was receiving benefit payments prior to reemployment, payment of such benefits shall resume no later than the first day of the third calendar month following the month in which the Participant ceases to satisfy the conditions for suspension described in paragraph (a) above.

              If the period of suspension is less than three months, the Participant's benefit shall continue to be paid in the same form of payment as was in effect before the suspension.

              The amount of the Participant's benefit shall be redetermined, taking into account increased service and any benefits paid before suspension, and shall not be less than the amount of benefit the Participant was receiving prior to suspension.

       (d)    NOTICE OF SUSPENSION

              If a Participant continues to be employed by the Employer or an Affiliated Employer after his Normal Retirement Date (as defined in Section 4.01) and the commencement of his benefit payments is delayed (or, in the case of reemployment, suspended) in accordance with the provisions of paragraph (a) above, the Committee shall give written notice to such Participant as required under Department of Labor Regulations 2530.203-3(b)(4) no later than the end of the first calendar month or payroll period in which the payment of benefits would have commenced if the Participant had not remained in or returned to employment.

5.08   RETIREMENT PRIOR TO JANUARY 1, 1985

       Except as specified otherwise herein, the monthly retirement benefit of a Participant who retired from the Service of the Employer prior to January 1, 1985 shall be determined in accordance with the applicable provisions of the Prior Plan as in effect on the date of his retirement.

5.09 PARTICIPANTS WHO ATTAINED NORMAL RETIREMENT AGE OR WHO RETIRED PRIOR TO JANUARY 1, 1986

       Commencing January 1, 1986, the monthly retirement benefit of an active Participant who attained Normal Retirement Age prior to January 1, 1986 or of a Retired Participant who retired prior to January 1, 1986 shall be increased by 2.5% for each year between the date such active Participant attained Normal Retirement Age or the date such Retired Participant retired and the anniversary of such date which occurs in 1986; provided that such increase in the monthly benefit shall not be less than $10.00.

5.10   TRANSFER ADJUSTMENT TO NORMAL RETIREMENT BENEFIT

       Notwithstanding the provisions under Section 5.03, in the event a Participant transfers to another subsidiary or division which provides a different benefit rate under this Plan than provided under the transferor subsidiary or division and such Participant is credited with more than 2080 Hours of Service during the Plan Year of the transfer, such Participant's Normal Retirement Benefit will be adjusted as follows:

       (a) the Participant's fractional year of Benefit Service under each benefit rate will be determined based on total Hours of Service credited for each subsidiary or division;

       (b) the fraction calculated in (a) associated with the subsidiary or division with the smaller benefit rate shall be adjusted to be equal to one minus the fraction in (a) associated with the subsidiary or division with the larger benefit rate; and

       (c) the fractions calculated in (b) will be multiplied by the applicable benefit rate to provide the total benefit earned in the Plan Year of the transfer.

5.11   DISABILITY RETIREMENT BENEFITS

       Effective October 1, 2001, in the event a Participant becomes disabled while employed with the Employer, so that he is receiving disability benefits under Title II of the Social Security Act, such Participant shall continue to be credited with years of Service for vesting and years of Benefit Service for the period he remains disabled and such crediting shall cease upon the earlier of the Participant's recovery from disability, death, election of Early Retirement or Normal Retirement Date. If a Participant's disability continues until his Normal retirement Date, his Normal Retirement Benefit shall commence as of the date elected by the Participant in accordance with the normal form of benefit described as Section 5.01 or 5.02, whichever is applicable, or the optional retirement benefit, if elected by the Participant as set forth in Article 5.

                       ARTICLE 6 - TERMINATION OF SERVICE

6.01   REQUIREMENTS FOR VESTED BENEFITS

       There are no benefits payable under the Plan if a Participant's employment terminated prior to the date he is entitled to retire and receive a benefit under the Plan, except as provided in this Article 6.

6.02   VESTED BENEFITS

       A Participant who completes an Hour of Service on or after January 1, 1989 and who ceases to be an Employee prior to Normal Retirement Age for any reason except death or retirement under the Plan shall be entitled to a deferred vested benefit commencing on his Normal Retirement Date (as defined in Section 4.01) equal to his accrued Normal Retirement Benefit determined in accordance with the provisions of Section 6.021 multiplied by his vesting percentage in accordance with the following schedule:

                 YEARS OF SERVICE                  VESTING PERCENTAGE
                 Less than 5 years                           0%
                  5 years or more                          100%

6.021  COMPUTATION OF A VESTED BENEFIT

       The amount of deferred vested benefit payable to a Terminated Participant under Section 6.02 shall be equal to the Normal Retirement Benefit he would be entitled to under Section 5.03, 5.031, 5.032, 5.033, 5.034, 5.035, 5.036, 5.037, 5.038,5.039, 5.040 or 5.041, whichever is applicable, based on his years of Benefit Service (including fractions thereof) and the rate of benefit in effect as of the date he last performs an Hour of Service, as an Eligible Employee

6.022  EARLY COMMENCEMENT OF A VESTED BENEFIT

       A Terminated Vested Participant entitled to a Vested Benefit under
       Section 6.02 may elect to have such benefit commence at any time after he is eligible to elect an Early Retirement Date pursuant to Section 4.02. In such case, his benefit shall be the Actuarial Equivalent of the benefit determined under Section 6.021.

       Effective January 1, 1999 a Terminated Participant entitled to a Vested Benefit under Section 6.02 may elect to have such benefit commence at any time after he reaches his fifty-fifth birthday provided he has completed at least 10 years of Service. Effective with respect to benefits commencing on or after January 1, 1999, such Participant shall be entitled to his benefit payable on his Normal Retirement reduced by 5/9 of 1% for each of the first sixty months by which commencement of benefits precedes his Normal Retirement Date, and by 5/18 of 1% for each month thereafter, if any, by which commencement of benefits precedes his Normal Retirement Date.

                        ARTICLE 7 - DEATH OF PARTICIPANT

7.01   DEATH PRIOR TO RETIREMENT

       There are no death benefits payable under the Plan in the event of the death of a Participant, Retired Participant, or Terminated Participant prior to the commencement of his retirement benefits under the Plan, except as may be provided under the Surviving Spouse Benefit described in
       Section 7.02 or as may be provided under Section 7.04.

7.02   SURVIVING SPOUSE BENEFIT

       The spouse of a Participant or a Terminated Participant shall be eligible to receive a Surviving Spouse Benefit after the Participant's or Terminated Participant's death if the Participant or Terminated Participant has fulfilled the following requirements at the date of death:

       (a) He has been legally married to such spouse throughout the twelve-month period ending on the date of his death;

       (b)    He has met the requirements for a Vested Benefit under Section
              6.02;

       (c)    He has not attained Normal Retirement Age; and

       (d)    He has not commenced receiving benefits under the Plan.

7.03   AMOUNT OF SURVIVING SPOUSE BENEFIT

       If a Participant or Terminated Participant dies after fulfilling all the requirements of Section 7.02, his spouse shall be entitled to a lifetime benefit under the Plan. If the surviving spouse of the Participant or Terminated Participant consents, such benefit shall commence on the first day of the month following the later of the Participant's or Terminated Participant's death or the date the Participant or Terminated Participant would have met the requirements for Early Retirement under Section 4.02. If such surviving spouse does not consent to receive benefits as described above, benefits shall commence on the first day of any month thereafter, as elected by the surviving spouse, but not later than the date the Participant or Terminated Participant would have attained age 65.

       The Surviving Spouse Benefit shall be equal to (a), (b) or (c) below:

       (a) If the Participant or Terminated Participant dies after meeting the requirements for Early Retirement as provided under Section 4.02, the Surviving Spouse Benefit shall be equal to the amount which would have been payable to the spouse if the Participant or Terminated Participant had retired on the date preceding his date of death and he had been entitled to a Spouse Joint and Survivor Annuity;

       (b) If the Participant or Terminated Participant dies on or before meeting the requirements for Early Retirement as provided under
              Section 4.02, the Surviving Spouse Benefit shall be equal to the amount which would have been payable to the spouse if the Participant or Terminated Participant had:

                (i)  terminated service on the date of his death;

               (ii)  survived to the earliest retirement age under Section 4.02;

              (iii) retired at that time and was entitled to receive a Spouse Joint and Survivor Annuity; and

               (iv) died on the day following attainment of the earliest retirement age; or

       (c) If the Participant's or Terminated Participant's surviving spouse elects a benefit commencement date other than the first day of the month following the date of the Participant's or Terminated Participant's death or the date the Participant or Terminated Participant would have met the requirements for Early Retirement under Section 4.02, the Surviving Spouse Benefit under (a) or (b) above, whichever is applicable, shall be actuarially adjusted to reflect the actual date of benefit commencement.

7.04   DEATH AFTER COMMENCEMENT OF BENEFITS OR NORMAL RETIREMENT AGE

       There are no death benefits payable under the Plan upon the death of a Participant on or after his Normal Retirement Age or after a Participant has commenced receiving retirement benefits under the Plan, except as follows:

       (a) If a Participant is receiving a Spouse Joint and Survivor Annuity as described in Section 5.02, any benefits becoming due will be paid in accordance with the terms of such Spouse Joint and Survivor Annuity;

       (b) If a Participant has elected an optional benefit under Article 8, any benefits becoming due will be paid in accordance with the terms of such option;

       (c) If a Participant dies after attaining his Normal Retirement Age but before his Deferred Retirement Date, the Spouse Joint and Survivor Annuity as described in Section 5.02 shall be deemed to be in effect on behalf of such Participant, provided he has not made an election under Section 5.022 to receive his benefits under another form of payment.

                      ARTICLE 8 - OPTIONAL FORMS OF BENEFIT

8.01   TIME FOR ELECTION

       Subject to the restrictions set forth in Section 8.06, in lieu of receiving the life annuity referred to in Section 5.01 or the Spouse Joint and Survivor Annuity referred to in Section 5.02, a Participant may elect, by written application filed with the Committee, to have his retirement benefit paid under one of the forms of benefit set forth in this Article 8, provided that such election is made prior to the earlier of: the Participant's actual retirement under the Plan or the Participant's required beginning date under Section 5.06 and in accordance with the procedures set forth in Section 5.024 (if such Participant is married) and in this Article 8. Neither Section 5.01 nor
       Section 5.02 shall apply if an effective election is made under this Article; provided, however, that a married Participant may, at any time during the election period established by the Committee under Section 5.022, rescind his election of an option under this Article 8 and receive his retirement benefit in the form of an annuity for life under Section
       5.01 or a Spouse Joint and Survivor Annuity under Section 5.02 if he has met the requirements therefor.

8.02   CONTINGENT ANNUITANT OPTION

       A Participant may elect an option in accordance with Section 5.02, under which option he will receive an actuarially reduced benefit during his lifetime after retirement and 100%, 66-2/3% or 50% of such reduced amount will be continued to a person designated by the Participant at the time of election of the option (and referred to as a Contingent Annuitant) for the duration of the Contingent Annuitant's lifetime.

8.03   TEN YEAR CERTAIN LIFE ANNUITY OPTION

       A Participant may elect an option in accordance with Section 5.02, under which option he will receive an actuarially reduced benefit during his lifetime after retirement with a provision that if he dies after his Normal Retirement Age or after his Benefit Commencement Date but prior to receiving one hundred twenty monthly retirement payments, the balance of such one hundred twenty monthly retirement payments shall be paid to the Participant's Beneficiary.

8.04   WHEN OPTION EFFECTIVE

       If a Participant who elects an option under this Article 8 dies prior to Normal Retirement Age or prior to his Benefit Commencement Date, if earlier, the election shall be void and no benefit will be paid under the option. If the Participants Contingent Annuitant, or Beneficiary if applicable, dies prior to the commencement of retirement benefits to the Participant and prior to the Participant's Normal Retirement Age, the Participant may either (a) designate another Contingent Annuitant, or Beneficiary, if applicable, prior to his Normal Retirement Age, (b) receive the form of benefit at retirement which would have been payable to him had the option not been elected, or (c) elect another optional form of benefit under Article 8. Notwithstanding the first sentence of this Section 8.04, if the Participant has elected a Deferred Retirement Date (as defined in Section 4.03), and if the Participant dies after his Normal Retirement Date (as defined in Section 4.01) but before his Deferred Retirement Date, the Contingent Annuitant shall receive the reduced amount of retirement benefit payable under the option. If the Participant has elected a Deferred Retirement Date, and if either the Contingent Annuitant or Beneficiary, if applicable, dies after the Participants Normal Retirement Date but before his Deferred Retirement Date, the election shall be void and the Participant will receive the benefit which would have been payable to him had the option not been elected, unless another option is elected.

8.05   BENEFICIARY

       A Participant who elects an option under Section 8.03 shall designate, on a form provided by the Committee, a Beneficiary or Beneficiaries to receive any death benefit which may become payable under the designated option. The Participant may change his designation of Beneficiary from time to time by written notice filed with the Committee. If no designated Beneficiary survives to receive all benefits which may become due under the Plan, any such benefits becoming due shall be paid to any one or more of the following classes of successive Beneficiaries surviving the
       Participant: the Participant's (a) spouse, (b) issue, (c) parents, (d) brothers and sisters, or (e) executors and administrators.

8.06   LIMITATION OF ELECTION OF OPTION

       No option shall be effective under this Article if the anticipated effect would be to extend the period of payments beyond the joint life expectancy of the Participant and his Contingent Annuitant or Beneficiary; or would violate the minimum distribution incidental benefit requirement of Section 1.401(a)(9)-2 of the proposed regulations, or any provision of future law that amends, supplements, or supersedes such provision.

8.07   SPOUSAL CONSENT REQUIREMENT

       Notwithstanding anything herein contained to the contrary, the election by a married Participant of an optional form of benefit shall not take effect unless the requirements set forth in Section 5.024 have been satisfied.

                    ARTICLE 9 - CHANGE IN STATUS AND TRANSFER

9.01   CHANGE IN STATUS FROM ELIGIBLE EMPLOYEE TO NON-ELIGIBLE EMPLOYEE

       If a Participant is included in this Plan for a part of his period of employment with the Employer or an Affiliated Employer and then loses his status as an Eligible Employee, as defined in this Plan, he will not accrue any further benefits under this Plan; however, all Service with the Employer or an Affiliated Employer will be taken into account in determining his eligibility rights to receive any benefits previously accrued under this Plan.

       In the event an Employee loses his status as an Eligible Employee, his benefit shall be determined using the benefit rate in effect on the date he ceases to be an Eligible Employee. If the Employee's status again changes and he becomes an Eligible Employee and a Participant under the Plan, his years of Benefit Service as an Eligible Employee shall be aggregated and his benefit shall be determined using the benefit rate in effect on the latest date on which he ceases to be an Eligible Employee.

9.02   CHANGE IN STATUS FROM NON-ELIGIBLE EMPLOYEE TO ELIGIBLE EMPLOYEE

       If a Participant is included in this Plan after a period of Service with the Employer when he was not an Eligible Employee, as defined in this Plan, all his Service with the Employer or an Affiliated Employer will be counted only for purposes of determining his eligibility to participate in the Plan and his rights to receive benefits under this Plan.

9.021  NON-DUPLICATION OF BENEFITS

       If benefits are payable on account of the same period of employment with the Employer or an Affiliated Employer, under this Plan and another qualified defined benefit plan toward which the Employer contributes (or has contributed), the benefits payable under this Plan on account of such period shall be reduced by the Actuarial Equivalent of any benefit payable to him under such other plan calculated in the same form and manner as is the benefit payable under this Plan on account of the same period of Service. However, if such other Plan provides for a similar reduction of benefits, then this Section shall be disregarded with respect to an Eligible Employee whose most recent period of participation in this Plan is earlier than his most recent period of participation in such other plan.

9.03   TRANSFER IN EMPLOYMENT

       For purposes of determining vested benefits and eligibility, a direct transfer in employment between the Employer and a wholly owned subsidiary of the Employer, whether or not it adopts the Plan, shall not be deemed to effect any break in Service as to the Eligible Employee or Participant so transferring, as long as he retains his status as an Eligible Employee with such subsidiary. His Benefit Service with such subsidiary prior to the date of its adoption of the Plan shall be counted for purposes of the Plan to the extent specified in the vote of the board of directors of such subsidiary adopting the Plan. The Eligible Employee or Participant shall not lose his right to any Benefit Service he had accrued with the Employer prior to the date of his transfer in employment to the subsidiary, provided that there shall be no duplication in benefits based on such Benefit Service.

9.031  EMPLOYMENT WITH AN AFFILIATED EMPLOYER

       For purposes of determining a Participant's eligibility to participate in the Plan and his right to a Vested Benefit under Section 6.02, any employment with an Affiliated Employer shall be treated as Service with the Employer; such Service to be determined by the Committee in accordance with the Service provisions of Article 2 applied in a uniform, nondiscriminatory manner to all Participants and to be based on the employment records of the Affiliated Employer. In no event shall a person who has completed such Service enter the Plan prior to his employment with the Employer or accrue any benefits under the Plan in respect of such Service, except as provided in Section 9.03.

                           ARTICLE 10 - ADMINISTRATION

10.01 ALLOCATION OF RESPONSIBILITY AMONG FIDUCIARIES FOR PLAN AND TRUST ADMINISTRATION

       The Fiduciaries shall have only those powers, duties, responsibilities and obligations as are specifically given to them under this Plan or the Trust. Any power, duty, responsibility or obligation relating to the control, management, or administration of the Plan or Trust Fund which is not specifically allocated to any Fiduciary, or with respect to which the allocation is in doubt, shall be deemed allocated to the Employer. In general, the Employer shall have the sole responsibility for making the contributions, as specified in Article 11 and subject to the provisions of Article 11, necessary to provide benefits under the Plan. The Sponsoring Employer by action of its Board shall have the sole authority to appoint and remove the Trustee and the members of the Committee and to amend or terminate, in whole or in part, this Plan and the Trust. The Committee shall have the sole responsibility for the administration of this Plan, as specifically described in this Plan and the Trust. The Trustee shall have the sole responsibility for the administration of the Trust and the management of the Trust assets, except as otherwise specifically provided in this Plan and the Trust.

       The Sponsoring Employer, by written instrument filed with the records of the Plan, may designate fiduciary capacities and/or Fiduciaries other than those named herein. A Fiduciary may serve in more than one fiduciary capacity in respect to the Plan. A Fiduciary shall have the authority to delegate responsibilities, as provided above, and may employ one or more parties to render advice with regard to any responsibility he has under the Plan.

10.02  INDEMNIFICATION

       The Employer shall indemnify each member (and former member) of the Committee and any other employee, officer or director (and former employee, officer or director) of the Employer against any claims, loss, damage, expense and liability (other than amounts paid in settlement not approved by the Employer) reasonably incurred by him in connection with any action or failure to act to which he may be party by reason of his membership on the Committee or performance of an authorized duty or responsibility for or on behalf of the Employer pursuant to the Plan or Trust unless the same is determined to be the result of the individual's gross negligence or willful misconduct. Such indemnification by the Employer shall be made only to the extent (a) such expense or liability is not payable to or on behalf of

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       such person under liability insurance coverage; and (b) the Trust is precluded from assuming such expense or liability because of the operations of ERISA Section 410 or other applicable law. The foregoing right to indemnification shall be in addition to any other rights to which any such person may be entitled as a matter of law.

10.03  APPOINTMENT OF COMMITTEE

       The Plan shall be administered by a Committee consisting of at least three (3) persons who shall be appointed by and serve at the pleasure of the Board. A person who is selected as a member of the Committee also may serve in one or more other fiduciary capacities with respect to the Plan and may be a Participant. The Board shall have the right to remove any member of the Committee at any time, and a member may resign at any time by written resignation to the Board. The Board may fill by appointment any vacancy in the membership of the Committee. All usual and reasonable expenses of the Committee incurred by them in the administration of the Plan and Trust, including but not limited to fees and expenses of professional advisors referred to above, shall be paid by the Trust Fund unless such expenses are paid by the Employer. All or part of such expenses may be paid by the Employer, but the Employer shall be under no obligation to pay any such expenses. Any members of the Committee who are full-time employees of the Employer shall not receive compensation with respect to their services as a member of the Committee.

10.04  RECORDS AND REPORTS

       The Committee shall exercise such authority and responsibility as it deems appropriate in order to comply with the Code, ERISA, and governmental regulations issued thereunder relating to records of Participants, Service and Benefit Service, benefits, notifications to Participants, annual registration with the Internal Revenue Service, and annual reports to the Department of Labor. The Employer and the Committee shall each keep or cause to be kept such Employee and Participant data and other records, and shall each reasonably give notice to the other of such information, as shall be proper, necessary or desirable to effectuate the purpose of the Plan. Neither the Employer nor the Committee shall be required to duplicate any records kept by the other.

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10.05  OTHER COMMITTEE POWERS AND DUTIES

       The Committee shall have such duties and powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following:

       (a) To construe and interpret the Plan, including the supplying of any omissions in accordance with the intent of the Plan, decide all questions of eligibility, determine the amount, manner and time of payment of any benefits hereunder, and to authorize the payment of benefits;

       (b) To prescribe forms and procedures to be followed by the Participants, spouses, and Beneficiaries filing applications for benefits;

       (c) To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

       (d) To receive from the Employer and from Participants such information as shall be necessary for the proper administration of the Plan;

       (e) To furnish the Employer, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

       (f) To receive, review and keep on file (as it may deem convenient or proper) reports of the financial condition, and of the receipts and disbursements, of the Trust Fund from the Trustee;

       (g) To appoint, employ or designate individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal and actuarial counsel;

       (h) To make such equitable and practical adjustments as may be necessary to correct mistakes of fact or other errors; and

       (i) To authorize amendments of the Plan by a Company officer, provided such amendments are of a non-substantive nature and do not significantly increase the cost of the Plan; and

       (j) To exercise such other powers and duties as the Board may delegate to it.

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       The Committee may retain auditors, accountants, physicians, actuaries, legal counsel and other professional advisors selected by it. The opinion of, or information and data contained in any certificate or report or other material prepared by any such auditor, physician, actuary, accountant, legal counsel, or other professional advisors shall be full and complete authority and protection in respect of any action taken, suffered or omitted by the Committee or other Fiduciary in good faith and in accordance with such opinion or information and no member of the Committee or other Fiduciary shall be deemed imprudent by reason of any such action.

10.06  RULES AND DECISIONS

       The Committee may adopt such rules as it deems necessary, desirable or appropriate for the proper and efficient administration of the Plan and as are consistent with the provisions of the Plan. Rules and decisions of the Committee shall not discriminate in favor of officers, directors, or Highly Compensated Employees of the Employer. When making a determination or calculation, the Committee shall be entitled to rely upon information furnished by a Participant, spouse, Contingent Annuitant or Beneficiary, the Employer, the legal counsel of the Employer, an Actuary, consultant, or the Trustee. The Committee shall have and shall exercise complete discretionary authority to construe, interpret and apply all of the terms of the Plan, including all matters relating to eligibility for benefits, amount, time or form of benefits, and any disputed or allegedly doubtful Plan terms. Any such construction, administration, interpretation or application shall be final, binding and conclusive upon all persons including, but not by way of limitation, Employees, Participants, spouses, Contingent Annuitants, Beneficiaries, and their heirs, and personal representatives, and any other person claiming an interest under the Plan and shall not be deemed imprudent. In exercising such discretion, the Committee shall give controlling weight to the intent of the Plan.

10.07  COMMITTEE PROCEDURES

       The Committee may act at a meeting or in writing without a meeting. All decisions of the Committee shall be made by the vote of the majority including actions in writing taken without a meeting. The Committee may adopt such operating procedures and regulations as it deems desirable for the conduct of its affairs and may authorize a member, or each member, of the Committee to act on its behalf in certain administrative matters deemed by them to be routine in nature, including the execution of documents. No Committee member

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       who is a Participant shall have any vote in any decision of the Committee made uniquely with respect to such Committee member or his benefits hereunder.

10.08  AUTHORIZATION OF BENEFIT PAYMENTS

       The Committee shall issue directions to the Trustee concerning all benefits which are to be paid from the Trust Fund pursuant to the provisions of the Plan, and certify that all such directions are in accordance with the Plan.

10.09  APPLICATION AND FORMS FOR PAYMENT

       The Committee shall require a Participant to complete and file with the Committee an application for distribution of benefits and all other forms approved by the Committee for the purpose and to furnish all pertinent information requested by the Committee. The Committee may rely upon all such information furnished to it, including the Participant's current mailing address. To the extent that the Committee shall prescribe forms for use by the Participants, former Participants, and their respective spouses, Contingent Annuitants, or Beneficiaries in communicating with the Employer or the Committee, as the case may be, and shall establish periods during which communications may be received, they and the Employer shall respectively be protected in disregarding any notice or communication for which a form shall so have been prescribed and which shall not be made on such form and any notice or communication for the receipt of which a period shall so have been established and which shall not be received during such period, or in accepting any notice or communication which shall not be made on the proper form and/or received during the proper period. The Employer and the Committee shall respectively also be protected in acting upon any notice or other communication purporting to be signed by any person and reasonably believed to be genuine and accurate, and shall not be deemed imprudent by reason of so doing.

10.10  CLAIMS PROCEDURE

       The Committee shall notify each Participant of his entitlement to receive benefits under this Plan, and shall provide appropriate forms on which application for such benefits may be made.

       Each Participant, spouse, Contingent Annuitant, or Beneficiary claiming a benefit under the Plan must complete and file such application forms with the Committee. One Committee

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       member (or his designee) shall be designated to review all applications for benefits. He shall notify the claimant in writing of his decision within ninety (90) days of his receipt of the application. If special circumstances require any extension of time (not to exceed ninety (90) days) for processing the claim, the claimant will be notified in writing of the extension prior to the expiration of the initial ninety (90) day period.

       The reviewing member of the Committee shall make all determinations on behalf of the Committee as to the right of any person to a benefit. Any denial by the reviewing Committee member of a claim for benefits shall be stated in writing and delivered or mailed to the claimant. The notice shall be written to the best of the reviewing Committee member's ability in a manner that may be understood without legal or actuarial counsel. Such notice shall set forth specific reasons for the denial, specific references to the pertinent Plan provisions on which the denial is based, an explanation of the Plan's claim review procedure, and, if applicable, a description of additional material or information necessary for the claimant to perfect his claim. If the reviewing Committee member rejects the application solely because the claimant failed to furnish certain necessary material or information, the notice shall explain what additional material is needed and why, and advise the claimant that he may refile a proper application under the above claim procedure.

10.11  APPEAL AND REVIEW PROCEDURE

       If a claim has been denied by the reviewing Committee member, the claimant may appeal the denial within sixty (60) days after his receipt of written notice thereof by submitting in writing to the Committee a request for review of the denial of such claim. A claimant may also submit a written statement of issues and comments concerning his claim, and he may request an opportunity to review the Plan, the Trust and any other pertinent documents (which shall be made available to him by the Committee within thirty (30) days after its receipt of a copy of the request) at a convenient location during regular business hours.

       If an appeal is made, the Committee shall render its final decision with the specific reasons therefor in writing and transmit it to the claimant by certified mail within 60 days of its receipt of the request for review (or within 120 days in the event a hearing is granted).

       All interpretations, determinations, and decisions of the Committee or its designated representative with respect to any matter herein will be final, conclusive, and binding upon all interested parties.

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10.12  EVIDENCE

       Evidence required of anyone under the Plan may be given by certificate, affidavit, document or in such other form as the person to whom such evidence is given considers appropriate.

                                     - 57 -
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                        ARTICLE 11 - FUNDING OF THE PLAN

11.01  MEDIUM OF FUNDING

       The Plan will be funded through one or more Trust Funds established by the Employer.

11.02  CONTRIBUTIONS

       The Employer shall make such contributions to the Trust Fund from time to time as may be necessary to maintain the Plan on a sound actuarial basis and meet the funding requirements of the ERISA. In determining such contributions, the earnings of the Trust Fund and any amounts forfeited by Terminated Participants shall be considered as a part of the Trust Fund in establishing the cost of maintaining the Plan.

11.03  FUND TO BE FOR THE EXCLUSIVE BENEFIT OF PARTICIPANTS

       The contributions made to the Trust Fund by the Employer under the Plan shall be for the exclusive benefit of Participants, Retired Participants, and Terminated Participants, and no part of the Trust Fund shall revert to the Employer, except such amounts as may remain after the satisfaction of all liabilities to Participants, Retired Participants, Terminated Participants, surviving spouses, Contingent Annuitants, and Beneficiaries upon termination of the Plan.

11.04  FORFEITURES

       All amounts forfeited by Terminated Participants shall be used to reduce the Employer's cost of the Plan, and shall not be used to increase the benefits of other Participants under the Plan.

11.05  INTERESTS OF PARTICIPANTS IN TRUST FUND

       No Participant shall have any right, title or interest in any part of the assets of any Trust Fund except as and to the extent expressly provided by the Plan.

                                     - 58 -
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11.06  PAYMENT OF EXPENSES

       It is intended that the administrative and all other expenses of the Plan shall be paid by the Trust Fund, unless such expenses are paid by the Employer. All or part of such expenses may be paid by the Employer, but the Employer shall be under no obligation to pay any such expenses.

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                   ARTICLE 12 - PAYMENT OF RETIREMENT BENEFITS

12.01  PAYMENT OF SMALL AMOUNTS

       In the event that the Actuarial Equivalent value of any benefits under the Plan would be $3,500 ($5,000 effective October 1, 2001) or less (or such other amount as provided by applicable law or regulation) on the date of distribution, the Committee shall authorize the payment of such Actuarially Equivalent amount in a lump sum.

12.02  DEEMED DISTRIBUTION

       If the Actuarial Equivalent of the vested portion of a Participant's accrued benefit is zero, the Participant shall be deemed to have received a single sum distribution of the vested portion of his accrued benefit on his date of termination of employment and the nonvested portion of his accrued benefit shall thereupon be forfeited. If such Participant resumes employment covered under the Plan before the date he incurs a break in Service on or after January 1, 1985 which equals or exceeds the greater of five years or the number of years of Service which the Employee completed prior to the break in Service, the nonvested portion of the accrued benefit forfeited pursuant to this Section 12.02 shall be restored on the Participant's date of employment.

12.03  PAYMENTS FOR INCAPACITATED PERSONS

       Whenever, in the Committee's opinion, a person entitled to receive any payment of a benefit, or installment thereof, hereunder is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs, the Committee may direct the Trustee to make payments to the legal representative of such person. Any payment of a benefit or installment thereof in accordance with the provisions of this Section shall be a complete discharge of any liability for the making of such payment under the provisions of the Plan.

       If any Beneficiary of any Participant or former Participant shall be a minor, the Trustee shall be fully protected in making any payment required to be made to such minor to any person who shall be a custodian or guardian for such minor.

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12.04  SPENDTHRIFT

       Except as provided in Section 12.05, no benefit payable at any time under the Plan shall be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, attachment or encumbrance of any kind. No benefit and no Trust Fund established in connection with the Plan shall in any manner be subject to the debts or liabilities of any person entitled to such benefit. Effective August 5, 1997, the Plan shall recognize judgements or settlements described in Sections 401(a)(13)(C) and (D) of the Code.

12.05  PAYMENT UNDER QUALIFIED DOMESTIC RELATIONS ORDERS

       Notwithstanding any provision of the Plan to the contrary, if there is entered any qualified domestic relations order (within the meaning of Section 414(p) of the Code and ERISA Section 206(d)(3)(B), as added by the Retirement Equity Act of 1984) that affects the payment of benefits hereunder, such benefits shall be paid in accordance with the applicable requirements of such order.

12.06  LATEST COMMENCEMENT OF BENEFITS

       (a) In no case, unless the Participant otherwise elects in accordance with Section 401(a)(14) of the Code and the Treasury Regulations promulgated thereunder, will the payment of benefits to any Participant commence later than the 60th day after the latest of the following: (i) the close of the Plan Year of the Participant's Normal Retirement Date (as defined in Section 4.01); (ii) the close of the Plan Year in which occurs the tenth anniversary of the year in which the Participant commenced participation in the Plan; or (iii) the close of the Plan Year in which the Participant terminates his service with the Employer and all Affiliated Employers.

       (b) Notwithstanding the foregoing, benefits from the Plan shall begin no later than the required beginning dates described in Section 5.06.

12.07  COMMENCEMENT OF BENEFITS PRIOR TO NORMAL RETIREMENT AGE

       Notwithstanding anything herein to the contrary, except as provided in
       Section 12.01, no benefit shall commence to the Participant or the Participant's spouse prior to the date the Participant attains or would have attained his Normal Retirement Age without the consent of

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       the Participant and the Participant's spouse, if required by applicable law. Such consent must be obtained not more than 90 days prior to the Benefit Commencement Date.

12.08  DISTRIBUTION OF BENEFITS BEGINNING BEFORE DEATH AND AFTER DEATH

       (a) DISTRIBUTION BEGINNING BEFORE DEATH. If distribution to the Participant has begun and the Participant dies before his entire Vested Benefit has been distributed, the remaining portion of such Vested Benefit shall be distributed to his Beneficiary or Contingent Annuitant, as least as rapidly as under the method of payment in effect at the Participant's date of death.

       (b) DISTRIBUTION BEGINNING AFTER DEATH. If the Participant dies before commencement of his Vested Benefit, distribution of the Participant's entire Vested Benefit shall be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death, except that:

                (i) if the Participant's designated Beneficiary is an individual other than the Participant's spouse, the Participant's interest may be distributed over the life expectancy of his Beneficiary, beginning on or before December 31 of the calendar year immediately following the calendar year in which the Participant died; and

               (ii) if the Participant's designated Beneficiary is his spouse, the Participant's interest may be distributed over the life expectancy of his spouse, beginning on or before the later of:

                     (A) December 31 of the calendar year next following the calendar year in which the Participant died; or

                     (B) December 31 of the calendar year in which the Participant would have attained age 70 1/2.

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12.09  DISTRIBUTION LIMITATIONS

       (a) For purposes of this Section 12.09, the following terms shall have the indicated meaning:

                (i) "BENEFITS" means the sum of the Participant's accrued benefit and all other benefits to which he is entitled under the Plan, but excluding any death benefit provided for by insurance on the Participant's life.

               (ii) "RESTRICTED PARTICIPANT" means, with respect to a Plan Year, a Highly Compensated Employee who is a Participant and who, if there are more than 25 Highly Compensated Employees, is one of the 25 Highly Compensated Employees with the highest Total Annual Pay, as defined in subparagraph (iii) below.

                     An individual who is a Restricted Participant in a Plan Year shall be a Restricted Participant in a subsequent Plan Year only if he satisfies the conditions of the previous sentence in such subsequent Plan Year.

                     If more than one individual has the same Total Annual Pay, the younger individual shall be deemed to have the higher Total Annual Pay.

              (iii)  "TOTAL ANNUAL PAY" means, with respect to any Plan Year:

                     (A) In the case of a Highly Compensated Employee who is not currently employed by the Employer or an Affiliated Employer, the greater of his Section 415 Compensation (as defined in Section 5.04(c)) for the Plan Year in which he ceased to be employed by the Employer or an Affiliated Employer, or his Section 415 Compensation for the Plan Year immediately preceding that Plan Year, and

                     (B) In the case of a Highly Compensated Employee who is currently employed by the Employer or an Affiliated Employer, the greater of his Section 415 Compensation for the Plan Year in question or for the prior Plan Year.

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       (b)    Subject to paragraph (c) below, a Restricted Participant may not receive his Benefits under this Plan in the form of a single lump sum payment, or other benefit form under which payments during a single year would exceed the annual payments that would be made on behalf of such Participant under a single life annuity that is the Actuarial Equivalent of his benefits (other than the benefits described in paragraph (c)(iii) below).

       (c)    The limitation of paragraph (b) above shall not apply:

                (i) to any payment, if the value of Plan assets after such payment equals or exceeds 110% of the value of the Plan's "CURRENT LIABILITIES" (within the meaning of Section 412(1)(7) of the Code); or

               (ii) if the value of the Restricted Participant's Benefit is less than 1% of the value of such current liabilities, or

              (iii) to payment of benefits attributable to transferred balances from defined contribution plans or to employee contributions.

       (d) In the event that Congress provides by statute, or the Internal Revenue Service provides by regulation or ruling, that the limitations set forth in this Section 12.09 are not necessary for the Plan to meet the requirements of Section 401(a) or other applicable provisions of the Code then in effect, such limitations shall become void and shall no longer apply without the necessity of further amendment to the Plan.

       (e) Notwithstanding the foregoing, the limitations of paragraph (b) above shall not apply to any Restricted Participant otherwise subject thereto who enters into a prior written agreement with the Committee to the effect that if the Plan is terminated and distribution of benefits has been or will be made to such Participant regardless of the limitation of paragraph (b) above, such Participant (or, in the case of his death, his estate or representatives) shall repay to the Trustee a sum equal to the total amounts by which his benefits under the Plan shall exceed benefits determined under the preceding limitation ("Restricted Benefits").

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12.10  DIRECT ROLLOVER DISTRIBUTIONS

       Notwithstanding any provision of the Plan to the contrary, if any distribution to a Distributee (i) is made on or after January 1, 1993,
       (ii) totals $200 or more, and (iii) constitutes an Eligible Rollover Distribution, the Distributee may elect on a form provided by the Committee to have all or part of such Eligible Rollover Distribution paid in a direct rollover to an Eligible Retirement Plan selected by the Distributee. For this purpose, a Distributee, an Eligible Rollover Distribution, and an Eligible Retirement Plan shall be defined as follows:

       (a) Distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

       (b) Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of a Distributee, except that an Eligible Rollover Distribution does not include any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

       (c)    Eligible Retirement Plan means a plan described below:

                (i) an individual retirement account described in Section 408(a) of the Code;

               (ii) an individual retirement annuity (other than an endowment contract) described in Section 408(b) of the Code;

              (iii) with respect to Participants and Distributees who are alternate payees only, a qualified defined contribution plan and exempt trust described in Sections 401(a) and 501(a) of the Code respectively, the terms of which permit the acceptance of rollover contributions; or

               (iv) with respect to Participants and Distributees who are alternate payees only, an annuity plan described in Section 403(a) of the Code.

       If an election is made to have only a part of an eligible rollover distribution paid in a direct rollover, the amount of the direct rollover must total $500 or more.

       Direct rollovers shall be accomplished in accordance with procedures established by the Committee.

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              ARTICLE 13 - AMENDMENTS TO OR TERMINATION OF THE PLAN

13.01  RIGHTS OF THE EMPLOYER TO AMEND OR TERMINATE

       (a) While it is the intention of the Sponsoring Employer to continue the Plan indefinitely, the Sponsoring Employer reserves the right to modify, amend or terminate the Plan in whole or in part at any time by an instrument in writing pursuant to authority of a vote of the Board of Directors; provided, however, that the Plan shall not be amended in such manner as would cause or permit any part of the Trust to be diverted for purposes other than for the exclusive benefit of Participants, Retired Participants, and Terminated Participants; decrease a Participant's accrued benefit or eliminate an optional form of payment with respect to benefits accrued as of the later of the (a) the date such amendment is adopted, or (b) the date the amendment becomes effective; or to revert to or become the property of the Employer, prior to the satisfaction of all liabilities under the Plan with respect to Participants, Retired Participants, Terminated Participants, surviving spouses, Contingent Annuitants, and Beneficiaries.

       (b)    If any Plan amendment changes the vesting schedule set forth in
              Section 6.02, each Participant who has completed at least three
              (3) years of Service on the effective date of the change in the vesting schedule shall have his vesting percentage computed in accordance with the vesting schedule which produces the highest vested benefit.

13.02  TERMINATION OF THE PLAN

       Upon termination of the Plan due to any reason, or partial termination in accordance with the regulations of the Treasury Department, the rights of all non-vested Participants affected by such termination to benefits accrued prior to the date of such termination shall be nonforfeitable. The assets of the Plan shall thereupon be allocated in accordance with the provisions of Sections 13.03 and 13.04. No Participant or any other person shall have the right to seek payment of benefits directly from the Sponsoring Employer or Employer and all persons shall look solely to the Trust Fund for payment of benefits. Such payments shall be made only to the extent that the funds held in the Trust are sufficient therefor, except as may be otherwise guaranteed by the Pension Benefit Guaranty Corporation.

       Upon termination of the Plan, benefits of missing participants shall be treated in accordance with Section 4050 of ERISA.

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13.03  LIMITATIONS ON BENEFITS UPON TERMINATION

       The allocation of the amounts in Section 13.04 shall be based on the actuarial value of the benefit payable under the Plan at Normal Retirement Age as a life annuity, without death benefit, not in excess of the lesser of:

       (a) 100% of the Participant's monthly compensation averaged over the five consecutive years in which his compensation was the highest; or

       (b) such amount as determined according to the regulations of the Pension Benefit Guaranty Corporation. Such amount shall be subject to adjustment each year to reflect changes in the Social Security contribution and benefit base, any such adjustments shall be in accordance with regulations issued by the Pension Benefit Guaranty Corporation.

13.04  ALLOCATION OF ASSETS

       After providing for the expenses incurred in terminating the Plan, the assets shall be used and applied for the benefit of Retired Participants (including surviving spouses, Contingent Annuitants, and Beneficiaries), Participants, and Terminated Participants who at the date of retirement or termination of employment may have been entitled to retirement benefits, to be allocated in the following order:

       (a) FIRST: Assets shall be allocated to provide pensions for life, on the basis of the Plan provisions in effect at the beginning of the five-year period ending on the date of Plan termination, to Retired Participants (including surviving spouses, Contingent Annuitants, and Beneficiaries receiving benefits) who have been receiving benefits for three years prior to the date of termination and Participants and Terminated Participants who have met the requirements for normal or early retirement benefit at least three years prior to the date of termination.

       (b) SECOND: If any assets remain after allocation for the purposes of paragraph (a), they shall be allocated to provide a benefit for life, on the basis of the Plan provisions in effect five years prior to the date of Plan termination, to all other Retired Participants (including surviving spouses, Contingent Annuitants, and Beneficiaries receiving benefits) and all other Participants and Terminated Participants who are not included in paragraph (a) and who have met the requirements for Normal or Early Retirement or for a Vested Benefit under Article 6 at the date of termination.

       (c) THIRD: If any assets remain after allocation for the purposes of paragraphs (a), and (b), they shall be allocated to provide the benefit, if any, in excess of the benefit provided by the allocations under paragraphs (a), and (b) necessary to bring the benefits of Retired Participants (including surviving spouses, Contingent Annuitants, and Beneficiaries) and all Participants and Terminated Participants who have met the requirements for Normal or Early Retirement or a Vested Benefit under Article 6 at the date of Plan termination up to the full amount of the accrued retirement benefit provided under the Plan as of the date of Plan termination, such benefits to be determined without regard to the maximum benefit stated in Section 13.03.

       (d) FOURTH: If any assets remain after allocation for the purposes of paragraphs (a), (b), and (c), they shall be allocated to provide benefits to all other Participants of the Plan on the date of Plan termination, such benefits to be determined without regard to the maximum benefit stated in Section 13.03.

       (e) FIFTH: If any assets remain after the complete allocation for the foregoing purposes of this Article 13, they shall be returned to the Employer.

       If the allocable assets are insufficient to provide in full for the allocations under any of the foregoing paragraphs after the provision for all allocations under previous paragraphs, each allocation under such paragraph as to which assets are insufficient shall be reduced pro-rata.

       No allocations will be made under the foregoing Section with respect to any benefits accrued under the Plan after the Secretary of the Treasury has issued notice that the Plan does not meet the requirements of Section 401(a) of the Code.

13.05  DISTRIBUTION MEDIA

       The allocations for which provision is made in this Article 13 may be accomplished through:

       (a)    group contracts or individual annuity contracts; or

       (b)    cash; or

       (c)    any combination of the foregoing.

                        ARTICLE 14 - TOP-HEAVY PROVISIONS

14.01  ARTICLE CONTROLS

       Any Plan provisions to the contrary notwithstanding, the provisions of this Article 14 shall control to the extent required to cause the Plan to comply with the requirements imposed by Section 416 of the Code.

14.02  DEFINITIONS

       Where the following words and phrases appear in this Article 14, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary:

       (a)    ACCOUNT BALANCE

              As of any Valuation Date, the aggregate amount credited to an individual's account or accounts under a qualified defined contribution plan (excluding the employee contributions which were deductible within the meaning of Section 219 of the Code and rollover or transfer contributions made by or on behalf of such individual to such plan from another qualified plan, sponsored by an entity other than the Employer or an Affiliated Company) increased by (i) the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date and (ii) the amount of any contributions due as of the Determination Date immediately following such Valuation Date;

       (b)    ACCRUED BENEFIT

              As of any Valuation Date, the present value (computed on the basis of the Assumptions) of the cumulative accrued benefit (excluding the portion thereof which is attributable to employee contributions which were deductible pursuant to Section 219 of the Code, to rollover or transfer contributions made by or on behalf of such individual to such plan from another qualified plan sponsored by an entity other than the Employer or an Affiliated Company, to proportional subsidies or to ancillary benefits) of an individual under a qualified defined benefit plan increased by the aggregate distributions made to such individual from such plan during a five-year period ending on the Determination Date;

       (c)    AFFILIATED COMPANY

              Any corporation or other business entity which is required to be aggregated with the Employer by reason of Section 414(b), 414(c) or 414(m) of the Code;

       (d)    AGGREGATION GROUP

              The group of qualified plans (including terminated plans maintained within the five-year period ending on the Determination
              Date) maintained by the Employer and each Affiliated Company consisting of (i) each plan in which a Key Employee participates and each other plan which enables a plan in which a Key Employee participates to meet the requirements of Section 401(a)(4) or 410 of the Code, or (ii) each plan in which a Key Employee participates, each other plan which enables a plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) and 410 of the Code and any other plan which the Employer elects to include as part of such group; provided, however, that the Employer may not elect to include a plan in such group if its inclusion would cause the group to fail to meet the requirements of Sections 401(a)(4) and 410 of the Code;

       (e)    ASSUMPTIONS

              For purposes of this Article 14, the interest rate and mortality assumptions specified in Section 1.01(a) of the Plan;

       (f)    DETERMINATION DATE

              For the first Plan Year of any plan, the last day of such Plan Year, and for each subsequent Plan Year of such plan, the last day of the preceding Plan Year;

       (g)    FORMER KEY EMPLOYEE

              With respect to any Plan Year, any individual who was a Key Employee in a previous Plan Year but who is not a Key Employee with respect to such Plan Year. For purposes of this definition, a Beneficiary (who would not otherwise be a Key Employee) of a deceased Former Key Employee shall be deemed to be a Former Key Employee in substitution for such deceased Former Key Employee;

       (h)    HIGHEST AVERAGE COMPENSATION

              The highest annual average of the taxable compensation paid by the Employer to an Employee during any five (5) consecutive Plan Years (excluding Plan Years prior to the first Plan Year the Plan was top-heavy and excluding Plan Years subsequent to the last Plan Year the Plan was top-heavy), or during all of such Plan Years during which the Employee received taxable compensation from the Employer, if less than five (5);

       (i)    KEY EMPLOYEE

              With respect to any Plan Year, any individual who at any time during such Plan Year or during any of the four (4) Plan Years immediately preceding such Plan Year was (i) an officer of the Employer or an Affiliated Company having an annual compensation greater than 50% of the dollar limitation specified in Section 415(b)(1)(A) of the Code for any such Plan Year, (ii) one of the ten employees having an annual compensation greater than the dollar limitation specified in Section 415(c)(l)(A) of the Code for any such Plan Year and owning the largest interests in the Employer or an Affiliated Company and owning greater than a 1/2 percent interest in the Employer or an Affiliated Company, (iii), an owner of five percent (5%) or more of the outstanding stock of the Employer or an Affiliated Company or of stock possessing five percent or more of the total combined voting power of all of the stock of the Employer or an Affiliated Company, or (iv) an employee whose Remuneration (during the Plan Year including the Determination Date) exceeded $150,000 and who was an owner of one percent or more of the outstanding stock of the Employer or an Affiliated Company or of stock possessing one percent or more of the total combined voting power of all of the stock of the Employer or an Affiliated Company. For purposes of this definition, (i) an individual shall be deemed to own stock owned by other individuals as provided in Section 318 of the Code, but substituting 5% for 50% in subparagraph (C) of Section 318(a)(2) of the Code, (ii) a beneficiary (who would not otherwise be a Key Employee) of a deceased Key Employee shall be deemed to be a Key Employee in substitution for such deceased Key Employee, and (iii) the total number of Key Employees who are officers of the Employer and the Affiliated Companies shall be limited to: if there is a total of less than thirty (30) employees of the Employer and the Affiliated Companies, three (3); if there is a total of more than thirty (30) but less than five hundred (500) employees of the Employer and the Affiliated Companies, ten percent (10%) of such total; and, if there is a total of more than five hundred (500) employees of the Employer and the Affiliated Companies, fifty (50);

       (j)    NON-KEY EMPLOYEE

              An individual who is not a Key Employee.

       (k)    PLAN YEAR

              With respect to any plan, the annual accounting period used by such plan for annual reporting purposes;

       (l)    REMUNERATION

              An individual's earned income, wages, salaries and other amounts actually paid or made available by the Employer or an Affiliated Company to such an individual during a Plan Year for personal services actually rendered in the course of employment with the Employer or an Affiliated Company (subject to exclusion of amounts specified by regulations promulgated under Section 415 of the
              Code);

       (m)    TOP-HEAVY SERVICE

              Each year of Service, excluding all years of Service credited prior to January 1, 1984 and all years of Service with respect to Plan Years for which the Plan was not top-heavy;

       (n)    VALUATION DATE

              With respect to any Plan Year of any defined contribution plan, the most recent date within the twelve (12) month period prior to a Determination Date as of which the trust fund established under such plan was valued and the net income (or loss) thereof allocated to Participants' accounts. With respect to any Plan Year of a defined benefit plan, the most recent date within a twelve-month period prior to a Determination Date as of which the plan assets were valued for purposes of computing plan costs for purposes of the requirements imposed under Section 412 of the Code.

14.03  TOP-HEAVY STATUS

       (a) The Plan shall be deemed a top heavy plan for a Plan Year if, as of the Valuation Date preceding the applicable Determination Date, the sum of (1) the present value of accrued benefits of Key Employees under this Plan and all other defined benefit plans in the Aggregation Group, and (2) the account balances of Key Employees under all defined contribution plans in the Aggregation Group exceeds 60% of the sum of (3) the present value of accrued benefits of all Participants under this Plan and all other defined benefit plans in the Aggregation Group (but excluding Participants who are former Key Employees); and (4) the account balances of all Participants under all defined contribution plans in the Aggregation Group.

              For purposes of this test, the following rules shall apply:

                (i) Subject to subparagraph (ii) below, any distributions from this Plan or any other plan in the Aggregation Group, and any accrued benefit distributed from any other plan in the Aggregation Group during the five Plan Years ending on the Determination Date shall be taken into consideration.

               (ii) The benefits of and distributions to all former employees who have not been credited with at least one Hour of Service during the period of five years ending on the Determination Date shall be disregarded, provided, however, that if such former Employee again completes an Hour of Service with the Employer after such five year period, such former Employee's accounts shall be taken into consideration.

                     Notwithstanding any provision of this paragraph (ii) to the contrary, in any Plan Year in which this Plan is a top heavy Plan, each Non-Key Employee who is also covered under a defined contribution plan of the Employer, shall accrue a Minimum Benefit as provided by this Plan.

              (iii) If an Employee is not a Key Employee for the Plan Year containing the Determination Date, but such individual was a Key Employee during any previous Plan Year, the value of his or her benefits and distributions shall not be taken into consideration.

               (iv) Solely for purposes of determining if the Plan or any other plan in the Required Aggregation Group is a top heavy plan for a Plan Year, the accrued benefits under any defined benefit plans of Employees who are not Key Employees shall be determined for Plan Years beginning after 1986 under the method, if any, which is uniformly applied for accrual purposes under all defined benefit plans maintained by the Employer or an Affiliated Employer or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

                (v) The determination of account balances under all defined contribution plans in the Aggregation Group shall be increased for contributions due as of the Determination Date to the extent required under Section 416 of the Code.

               (vi) The determination of the present value of accrued benefits under all defined benefit plans in the Aggregation Group shall be based on the interest rate and mortality table specified in Section 1.01(a).

              (vii) Distributions, rollovers and trust to trust transfers shall be taken into consideration to the extent required under
                     Section 416 of the Code.

              The calculation of the top heavy ratio shall be made in accordance with the provisions of Section 416 of the Code.

       (b) If the Plan is determined to be top-heavy for a Plan Year, the annual retirement benefit of each Participant who is a Non-Key Employee shall not be less than the lesser of (i) or (ii), where

                (i) is two percent (2%) of the Participant's Highest Average Compensation multiplied by the Participant's Years of Top-Heavy Service; and

               (ii) is twenty percent (20%) of the Participant's Highest Average Compensation.

              The minimum annual retirement benefit provided by the preceding sentence means the retirement benefit payable annually under the Plan in the form of a single life annuity with no ancillary benefits and beginning on the date the Participant attains Normal Retirement Age. If a Participant actually receives his benefit under the Plan in a different form or commencing at a different time, his benefit shall not be less than the Actuarial Equivalent (using the factors set forth in Section 1.01(c)) of the foregoing minimum benefit;

       (c) If the Plan is determined to be top-heavy for a Plan Year, the Vested Benefit of any Participant who completes an Hour of Service during such Plan Year or who terminates his service with the Employer during such Plan Year shall be determined in accordance with Section 6.02, but using the following vesting schedule:

                       YEARS OF                       VESTED
                        SERVICE                     PERCENTAGE
                   Less than 3 years                    0%
                    3 years or more                   100%

              If the vesting schedule under the Plan for any Plan Year shifts into or out of the above schedule because of the Plan's top heavy status, such shift shall be regarded as an amendment to the Plan's vesting schedule and the provisions of Section 13.01(b) shall be applied.

              The provisions of this paragraph (c) shall not be applied to reduce the Participant's vested percentage computed in accordance with the provisions of Section 6.02.

       (d) In any Plan Year in which the Plan is top heavy but not super top heavy (substituting 90% for 60% in subparagraph (a) above),
              Section 5.041(d)(ii) shall be applied by substituting "100%" for "125%" unless the Sponsoring Employer amends subparagraph (b)(i) above by substituting "3%" for "2%" therein. Effective January 1, 2000, this paragraph (d) shall no longer be applicable.

       (e) In any Plan Year in which the Plan is super top heavy, the factor of "125%" shall be changed to "100%" in Section 5.041(d)(ii). Effective January 1, 2000, this paragraph (e) shall no longer be applicable.

14.04  TERMINATION OF TOP-HEAVY STATUS

       Except as specifically provided in Section 14.03(c), if the Plan has been deemed to be top-heavy for one or more Plan Years and thereafter ceases to be top-heavy, the provisions of this Article 14 shall cease to apply to the Plan effective as of the day following the Determination Date on which it is determined to no longer be top-heavy, provided, however, that the accrued benefit of any Participant under the Plan shall not be less than the minimum benefit which such Participant had accrued under Section 14.03(b) as of the last day of the last Plan Year for which the Plan was top-heavy.

                           ARTICLE 15 - MISCELLANEOUS

15.01  RIGHTS AGAINST THE EMPLOYER

       Neither the establishment of the Plan, nor the Trust Fund, nor any modification thereof, nor the payment of benefits hereunder shall be construed as giving any Employee or Participant the right to be retained in the service of the Employer or as interfering with the right of the Employer to discharge any Employee at any time.

15.02  RETURN OF CONTRIBUTIONS

       (a) In the event that the Commissioner of Internal Revenue (or his or her delegate) determines that the Plan is not initially qualified under the Code, any Employer contributions made to the Plan shall be returned to the Employer within one year after the date the initial qualification is denied, provided application for qualification is made by the time prescribed by law for filing the Employer's return for the fiscal year in which the Plan is adopted, or such later date as the Secretary of the Treasury may prescribe.

       (b) Nothing herein shall prohibit a return to the Employer, within one year after payment, of excess sums contributed to the Trust Fund as a result of a mistake of fact.

       (c) Each Employer contribution is specifically conditioned on the deductibility of the contribution under Section 404 of the Code, and to the extent such contribution, or any part thereof, is disallowed, the contribution, or any part thereof that is disallowed, shall be returned to the Employer within one year after the date of disallowance.

       (d)    The return of a contribution to the Employer pursuant to paragraph
              (b) or (c) above shall be permitted hereunder only if the amount so returned (i) is the excess of the amount actually contributed over the amount which would have otherwise been contributed, (ii) does not include the earnings attributable to such contribution and (iii) is reduced by any losses attributable to such contribution.

15.03  MERGER

       Unless otherwise permitted by law or regulations, the Plan shall not be merged into, or consolidated with, nor shall any assets or liabilities be transferred to, any other pension or retirement plan under circumstances resulting in a transfer of assets or liabilities from the Plan to such other plan unless immediately after any such merger, consolidation or transfer each Employee would if such other plan then terminated, receive a benefit which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer, if the Plan had then terminated.

15.04  LEASED EMPLOYEES

       For purposes of the Plan, the term "leased employee" means any person who would not otherwise be considered an Employee but who, pursuant to an agreement between the Employer or an Affiliated Employer and a leasing organization (within the meaning of Section 414(n)(2) of the Code) has performed services for the Employer or Affiliated Employer on a substantially full time basis for a period of at least one year, and such services are performed under the primary direction and control of the Employer or Affiliated Employer. Contributions or benefits provided a leased employee by the leasing organization which are attributable to services performed for the Employer or Affiliated Employer shall be treated as provided by the Employer or Affiliated Employer.

       A leased employee shall not be considered an Employee if:

       (a) Such individual is covered by a money purchase pension plan providing (i) a nonintegrated employer contribution rate of at least ten percent of his "Section 415 Compensation" (as defined in Section 5.04(c)), but including amounts contributed pursuant to a salary reduction agreement which are not includable in gross income under Section 125, 402(a)(8), 402(h), or 403(b) of the Code, (ii) immediate participation, and (iii) full and immediate vesting; and

       (b) leased employees constitute twenty percent or less of the Employer's or Affiliated Employer's nonhighly compensated workforce (within the meaning of Section 414(n)(5)(C)(ii) of the Code).

15.05  APPLICABLE LAW

       The provisions of this Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

15.06  HEADINGS

       The headings of the Plan are inserted for convenience of reference only, and shall have no effect upon the meaning of the provisions hereof.

15.07  GENDER AND NUMBER

       Wherever used in this instrument, a masculine person shall be deemed to include the masculine and feminine gender, and a singular word shall be deemed to include the singular and plural, in all cases where the context requires.

                                   APPENDIX A

                               PRIOR BENEFIT RATES

    The following is a listing of the Benefit Rates in effect under the Watts
          Industries, Inc. Hourly Pension Plan prior to January 1, 1997

                                                     LAST HOUR OF SERVICE
-----------------------------------------------------------------------------------------------------------------
                ENTITY                       ON OR AFTER               BUT BEFORE             BENEFIT RATE
-----------------------------------------------------------------------------------------------------------------
Circle Seal Controls, Inc.                     9/7/1990                 1/1/1997                 $ 15.00
Regtrol, Inc.                                  1/1/1985                 7/1/1988                 $  5.50
                                               7/1/1988                 1/1/1989                 $  7.00
                                               1/1/1989                 1/1/1991                 $  8.00
                                               1/1/1991                 1/1/1997                 $ 11.00
Webster Valve Division                         1/1/1985                 1/1/1988                 $  6.50
                                               1/1/1988                 7/1/1988                 $  8.50
                                               7/1/1988                 1/1/1989                 $ 10.00
                                               1/1/1989                 1/1/1991                 $ 11.00
                                               1/1/1991                 1/1/1997                 $ 12.50
Leslie Controls, Inc.                          1/1/1989                 1/1/1997                 $ 13.00
Webster Foundry Division                       1/1/1985                 1/1/1988                 $  6.50
                                               1/1/1988                 7/1/1988                 $  8.50
                                               7/1/1988                 1/1/1989                 $ 10.00
                                               1/1/1989                 1/1/1991                 $ 11.00
                                               1/1/1991                 1/1/1997                 $ 12.50
KF Industries, Inc.                            1/1/1989                 1/1/1991                 $  8.00
                                               1/1/1991                 1/1/1993                 $ 10.00
                                               1/1/1993                 1/1/1997                 $ 12.00
Rudolph LaBranche, Inc.                        1/1/1989                 1/1/1991                 $ 11.00
                                               1/1/1991                 1/1/1997                 $ 12.50
Watts Automatic Control Valve, Inc.            1/1/1989                 1/1/1991                 $  8.00
                                               1/1/1991                 1/1/1997                 $ 10.00
Eagle Valve Company, Inc.                      1/1/1991                 1/1/1997                 $ 10.00
Contromatics, Inc.                             1/1/1993                 1/1/1997                 $ 12.50

                                     PART B

                             WATTS INDUSTRIES, INC.
                                  PENSION PLAN

                      JAMECO INDUSTRIES, INC. PENSION PLAN

                              STATEMENT OF PURPOSE

Jameco Industries, Inc. has had in effect since December 1, 1963 the Jamaica Manufacturing Co., Inc. Employees Pension Plan, to which it made contributions for providing benefits for its eligible employees and their beneficiaries, in the manner and to the extent set forth in such plan.

The Jamaica Manufacturing Co., Inc. Pension Plan (As Amended 1969) and its related amended trust agreement constituted an amendment in its entirety to the Jamaica Manufacturing Co., Inc. Employees Pension Plan.

Effective October 1, 1969, the name of the Jamaica Manufacturing Co., Inc. Pension Plan (As Amended 1969) was changed to Jameco Industries, Inc. Pension Plan (As Amended 1969).

The plan was amended in its entirety again in 1976, 1982, 1984, and 1989.

Effective October 1, 1995, the Plan was merged into the Watts Industries, Inc. Retirement Plan for Salaried Employees, now called the Watts Industries, Inc. Pension Plan (Watts Pension Plan) and the Plan's terms were incorporated and made a part of the Watts Pension Plan as this Part B.

The Plan is hereby restated effective January 1, 1997 and such later dates as may be specified herein to comply with the General Agreement on Tariffs and Trade, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998, and other applicable laws.

                                TABLE OF CONTENTS

                                                                                                               Page
ARTICLE I -     DEFINITIONS

1.01     Accrued Benefit..........................................................................................1
1.02     Actuarial Equivalent.....................................................................................1
1.03     Affiliated Employer......................................................................................2
1.04     Annuity Starting Date....................................................................................2
1.05     Average Monthly Compensation.............................................................................2
1.06     Beneficiary..............................................................................................2
1.07     Board....................................................................................................3
1.08     Break in Service.........................................................................................3
         Authorized leave of absence..............................................................................3
         Maternity or paternity leave of absence..................................................................3
1.09     Break-in-Service Year....................................................................................3
1.10     Code.....................................................................................................3
1.11     Committee................................................................................................3
1.12     Compensation.............................................................................................3
1.13     Computation Period.......................................................................................4
1.14     Contingent Annuitant.....................................................................................4
1.15     Contributions............................................................................................4
1.16     Covered Compensation.....................................................................................4
1.17     Credited Service.........................................................................................5
1.18     Delayed Retirement Date..................................................................................5
1.19     Disability...............................................................................................5
1.20     Disability Retirement Date...............................................................................5
1.21     Early Retirement Date....................................................................................5
1.22     Effective Date...........................................................................................5
1.23     Eligible Employee........................................................................................5
1.24     Employee.................................................................................................5
1.25     Employer.................................................................................................6
1.26     Employment Commencement Date.............................................................................6
1.27     Entry Date...............................................................................................6
1.28     Fiduciary................................................................................................6
1.29     Fund.....................................................................................................6
1.30     Highly Compensated Employee..............................................................................6
1.31     Hour of Service..........................................................................................7
1.32     Insurer..................................................................................................8
1.33     Key Employee.............................................................................................8
1.34     Month of Service.........................................................................................9
1.35     Non-Highly Compensated Employee..........................................................................9

                                      (ii)

ARTICLE I -     DEFINITIONS (CONT'D)

1.36     Non-Key Employees........................................................................................9
1.37     Normal Form of Retirement Benefit........................................................................9
1.38     Normal Retirement Age....................................................................................9
1.39     Normal Retirement Date...................................................................................9
1.40     Participant..............................................................................................9
1.41     Period of Service........................................................................................9
1.42     Period of Severance.....................................................................................10
1.43     Plan....................................................................................................10
1.44     Plan Sponsor............................................................................................10
1.45     Plan Year...............................................................................................10
1.46     Qualified Domestic Relations Order......................................................................10
1.47     Reemployment Commencement Date..........................................................................10
1.48     Service.................................................................................................10
1.49     Severance From Service Date.............................................................................10
1.50     Spouse..................................................................................................10
1.51     Trust...................................................................................................10
1.52     Trust Agreement.........................................................................................10
1.53     Trustee.................................................................................................10
1.54     Year of Service.........................................................................................11


ARTICLE II -    ELIGIBILITY

2.01     Conditions Of Eligibility...............................................................................12
2.02     Eligible Employee.......................................................................................12
2.03     Determination Of Eligibility............................................................................12
2.04     Termination Of Eligibility..............................................................................13
2.05     Determination Of Service And Break In Service For Eligibility...........................................13


ARTICLE III -   SERVICE, CREDITED SERVICE AND BREAKS IN SERVICE FOR VESTING AND  BENEFIT ACCRUAL

3.01     Service For Eligibility.................................................................................15
3.02     Vesting Service.........................................................................................15
3.03     Severance From Service Date.............................................................................15
3.04     Additional Service Allowance............................................................................15
3.05     Credited Service........................................................................................15
3.06     Service In The Armed Forces.............................................................................16

                                      (iii)
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
ARTICLE III -   SERVICE, CREDITED SERVICE AND BREAKS IN SERVICE FOR VESTING AND BENEFIT ACCRUAL (CONT'D)

3.07     Military Service........................................................................................16
3.08     Pre-ERISA Service.......................................................................................16


ARTICLE IV -    RETIREMENT CONDITIONS

4.01     Normal Retirement.......................................................................................17
4.02     Delayed Retirement......................................................................................17
4.03     Early Retirement........................................................................................17
4.04     Disability Retirement...................................................................................17
4.05     Special Rules Upon Disability Retirement................................................................18
4.06     Continuation Of Benefits Upon Reemployment..............................................................18
4.07     Commencement Of Benefits................................................................................19


ARTICLE V -     RETIREMENT BENEFITS

5.01     Normal Retirement Benefit...............................................................................20
5.02     Delayed Retirement Benefit..............................................................................20
5.03     Early Retirement Benefit................................................................................22
5.04     Maximum Retirement Benefit..............................................................................22
5.05     Required Benefit Commencement...........................................................................30


ARTICLE VI -    JOINT AND SURVIVOR AND PRERETIREMENT DEATH BENEFITS

6.01     Automatic Joint And Survivor Annuity....................................................................31
6.02     Qualified Election......................................................................................31
6.03     Qualified Preretirement Survivor Annuity................................................................33
6.04     Qualified Election......................................................................................34
6.05     Notice Requirements.....................................................................................35


ARTICLE VII -   OPTIONAL METHODS OF RETIREMENT PAYMENTS

7.01     Optional Elections......................................................................................37
7.02     Limitation On Optional Elections........................................................................38
7.03     Deferred Annuity Purchase...............................................................................38

                                      (iv)
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
ARTICLE VIII -  REQUIRED COMMENCEMENT OF BENEFITS

8.01     General Rules...........................................................................................40

ARTICLE IX -    BENEFITS ON TERMINATION OF EMPLOYMENT AND RETIREMENT UPON DISABILITY

9.01     Termination Generally...................................................................................41
9.02     Conditions For Vested Retirement Benefits...............................................................41
9.03     Amount Of Vested Retirement Benefit.....................................................................41
9.04     Single Sum Payment Of Value Of Vested Retirement Benefits...............................................42
9.05     Participant And Spousal Consent For Immediately Distributable Benefits..................................42
9.06     Disability Termination..................................................................................43


ARTICLE X -     FUNDING

10.01    Contributions By Participants...........................................................................45
10.02    Contributions By Employer...............................................................................45
10.03    Fund....................................................................................................45


ARTICLE XI -    ADMINISTRATION

11.01    Assignment Of Administrative Authority..................................................................47
11.02    Organization And Operation Of Committee.................................................................47
11.03    Powers And Duties.......................................................................................47
11.04    Records And Reports Of Committee........................................................................48
11.05    Payment Of Expenses.....................................................................................48
11.06    Determination Of Benefits...............................................................................48
11.07    Additional Committee Duties.............................................................................49
11.08    Reliance On Reports.....................................................................................49
11.09    Liability And Indemnification...........................................................................49
11.10    Limitation Of Powers Of Committee.......................................................................50

                                       (v)
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
ARTICLE XI -    ADMINISTRATION (CONT'D)

11.11    Claim Procedure For Benefits............................................................................50


ARTICLE XII -   AMENDMENT AND TERMINATION OF THE PLAN

12.01    Amendment Of Plan.......................................................................................51
12.02    Termination Of Plan.....................................................................................52
12.03    Limit For 25 Highest Paid Employees.....................................................................54


ARTICLE XIII -  PARTICIPATING COMPANIES

13.01    Adoption By Other Entities..............................................................................55
13.02    Actuarial Valuation.....................................................................................55
13.03    Right To Withdraw (Plan Spinoff)........................................................................55


ARTICLE XIV -   MISCELLANEOUS

14.01    Headings And Subheadings................................................................................56
14.02    Gender And Number.......................................................................................56
14.03    Participants' Rights: Acquittance.......................................................................56
14.04    Receipt Or Release......................................................................................56
14.05    Spendthrift Clause......................................................................................56
14.06    Payments To Legally Incompetent.........................................................................57
14.07    Delegation Of Authority By The Board....................................................................57
14.08    Distribution Of Benefits Under Plan.....................................................................57
14.09    Divestment Of Benefits..................................................................................57
14.10    Construction Of Plan....................................................................................58
14.11    Execution Of Plan.......................................................................................58
14.12    Deductibility Of Contributions..........................................................................58
14.13    Lost Beneficiary Or Participant.........................................................................58
14.14    Duplication Of Benefits.................................................................................59
14.15    Merger Or Consolidation.................................................................................59
14.16    Return Of Contributions As A Result Of Mistake Of Fact..................................................59
14.17    Direct Rollover Of Eligible Rollover Distributions......................................................59
14.18    Qualified Domestic Relations Orders.....................................................................61

                                      (vi)
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
ARTICLE XV -    TOP-HEAVY PROVISIONS

15.01    General Provisions......................................................................................65
15.02    Minimum Vesting.........................................................................................65
15.03    Minimum Benefits........................................................................................65
15.04    Limits On Compensation..................................................................................66
15.05    Transitional Rule.......................................................................................66
15.06    Aggregation Of Plans....................................................................................67
15.07    Top-Heavy Definitions...................................................................................68
15.08    Excluded Participants...................................................................................70

                                      (vii)

                                    ARTICLE I

                                   DEFINITIONS

1.01 "Accrued Benefit" on behalf of any Participant shall be equal to the benefit calculated at any point in time and payable at Normal Retirement Date determined pursuant to Section 5.01.

1.02 "Actuarial Equivalent" means an equivalency in value, at a given point in time, between different forms of benefits, payable commencing at a date other than Normal Retirement Date. Unless the Plan is amended to change the actuarial assumptions on which calculation of equivalence is based, optional forms of benefits for all Participants shall be determined on the basis of the following conversion factors:

       (a) For purposes of determining the lump-sum value of any benefit payable or the amount of income equivalent to a Participant's account in accordance with Section 5.01, the rates under Metropolitan Life Insurance Company Group Annuity Contract No. 956 on the day before the Anniversary Date preceding or coincident with the date selected for the payment of the benefit shall be used. Such rates, without load and irrespective of the Participant's sex shall reflect the insurance company's Group 66-population 78A male mortality table and the interest rates under the contract.

       (b) For purposes of determining the amount of any optional form of retirement income payable other than a lump-sum distribution, an interest rate of eight percent (8%) per year, compounded annually, and mortality rates in accordance with Unisex Pension 1984 (UP84) Mortality Table shall be used.

       (c) If any benefit, other than the Disability benefit calculated in accordance with Section 9.06(b), is payable to a Participant eligible for Disability Retirement or Early Retirement before such Participant's Normal Retirement Date, the Participant's Accrued Benefit will be reduced by five-ninths percent (5/9%) for each of the first sixty (60) months and five-eighteenths percent (5/18%) for each of the next sixty (60) months by which the commencement of benefits precedes the Participant's Normal Retirement Date. If any Disability benefit calculated in accordance with Section 9.06(b) is to commence before age 55, the Accrued Benefit will be additionally reduced by a five percent (5%) annual discount factor, charged monthly.

       (d) If any benefit determined as of or after a Participant's Normal Retirement Date is payable at a later date, it shall be increased at the rate of eight percent (8%) per year, compounded annually, with respect to the period commencement is deferred.

       (e) Notwithstanding the foregoing, for purposes of determining the amount of any optional form of retirement income, death benefit, lump-sum value and early or late commencement adjustments available under a deferred annuity purchased or a Participant or a Participant's surviving Spouse in accordance with Section 6.01 or Actuarial Equivalence will be based on the assumptions specified by the insurance company which issues such annuity.

       The Actuarial Equivalent of a benefit payable in a lump sum will be determined by using the mortality table prescribed in Section 417(e)(e) of the Code, and using an interest rate equal to the rate on 30-year Treasury Constant Maturities for the month of November prior to the Plan Year of the distribution date.

1.03 "Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the Employer; any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer; any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code
       Section 414(m)) which includes the Employer; any other entity required to be aggregated with the Employer pursuant to Regulations under Code
       Section 414(o).

1.04 "Annuity Starting Date" means the first day of the first period for which an amount is payable as an annuity or in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

1.05 "Average Monthly Compensation" means 1/12th of the annual Compensation of a Participant averaged over the five (5) consecutive completed calendar years, including periods prior to the Effective Date of the Plan, which produce the highest monthly average within the last ten (10) completed years of participation. If a Participant has less than five (5) consecutive completed calendar years from his date of participation to his date of termination, his Average Monthly Compensation will be based on his Compensation from his date of employment to his date of termination or during the actual period of his service if less. Compensation before the calendar year preceding the date on which a Participant first satisfies the Plan's age, Service and/or Hours of Service requirements in accordance with Section 2.01, in effect as of his date of participation, shall not be included in determining Average Monthly Compensation.

1.06 "Beneficiary" means the person designated to receive benefits which are payable under the Plan upon or after the death of a Participant.

1.07 "Board" means the Board of Directors of Jameco Industries, Inc. as from time to time constituted.

1.08   (a)    "Break in Service" means the applicable Computation Period of twelve (12) consecutive months during which an Employee fails to accrue a Month of Service. Further, solely for the purpose of determining whether a Participant has incurred a 1-Year Break in Service, Hours of Service shall be recognized for "authorized leaves of absence" and "maternity and paternity leaves of absence." Years of Service and 1-Year Breaks in Service shall be measured on the same Computation Period. An Employee shall not be deemed to have incurred a 1-Year Break in Service if he completes an Hour of Service within twelve (12) months following the last day of the month during which his employment terminated.

       (b) "Authorized Leave of Absence" means an unpaid, temporary cessation from active employment with the Employer pursuant to an established nondiscriminatory policy, whether occasioned by illness, or any other reason.

       (c) "Maternity or Paternity Leave of Absence" means, for Plan Years beginning after December 31, 1984, an absence from work for any period by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child for a period immediately following such birth or placement. For this purpose, Hours of Service shall be credited for the twelve (12) month period of absence from work, only if credit therefore is necessary to prevent the Employee from incurring a 1-Year Break in Service.

1.09 "Break-in-Service Year" means a year which interrupts the continuous accrual of Service or Credited Service.

1.10   "Code" means Internal Revenue Code of 1986, as amended.

1.11 "Committee" means the Administrative Committee appointed to administer the Plan in accordance with Article XI hereof.

1.12 "Compensation" means a Participant's wages paid for the calendar year, as defined in Code Section 3401(a) for purposes of income tax withholding at the source, but determined without regard to any rules limiting the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

       For purposes of this Section, the determination of Compensation shall be made by including salary reduction contributions made on behalf of an Employee to a plan maintained under Code Section 125 or Section 401(k)(2). Compensation shall be limited by the dollar amount set forth in Section 401(a)(17) of the Code as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Internal Revenue Code. The cost-of living adjustment in effect for a calendar year applies to any period, not exceeding 12 months, over which Compensation is determined (determination period) beginning in such calendar year. If a determination period consists of fewer than 12 months, Compensation limit will be multiplied by a fraction, the numerator of which is the number of months in the determination period and the denominator of which is 12.

       Solely for purposes of determining if this Plan complies with the nondiscrimination and coverage requirements of Code Sections 401(a)(4) and 410(b), Compensation shall include all amounts imputed during a period of absence from Service on account of disability or leave of absence. Such imputed Compensation shall be credited for either six months or the duration of the absence, whichever is shorter; except, if the absence is for military duty or jury duty, Compensation will be credited for the entire period of absence. Determination of the amount of imputed Compensation will be based on Compensation reasonably representative of what that Participant would have received during the period if the Participant had continued to perform services.

1.13. "Computation Period" means, for eligibility purposes, the period described in Section 2.05. For all other purposes, "Computation Period" means the twelve (12) month period beginning as of the first day of the month of employment and each anniversary thereof.

1.14   "Contingent Annuitant" means a person designated under an option of
       Article VI or Article VII hereof to receive a retirement allowance during his or her lifetime after the death of an Employee.

1.15 "Contributions" means the payments to the Fund by the Employer which are provided for herein.

1.16 "Covered Compensation" for a Participant means the average (without indexing) of the taxable wage bases in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which the Participant attains (or will attain) social security retirement age. No increase in Covered Compensation shall decrease a Participant's Accrued Benefit under the Plan. In determining a Participant's Covered Compensation for a Plan Year, the taxable wage base for all calendar years beginning after the first day of the Plan Year is assumed to be the same as the taxable wage base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a

       Plan Year before the 35-year period ending with the last day of the calendar year in which the Participant attains social security retirement age is the taxable wage base in effect as of the beginning of the Plan Year. A Participant's Covered Compensation for a Plan Year after such 35-year period is the Participant's. Covered Compensation for the Plan Year during which the 35-year period ends. For purposes of determining benefits under the Plan, Covered Compensation will be determined using the Covered Compensation table as in effect for the Plan Year in which such determination is being made.

1.17 "Credited Service" means the period of employment of the Participant used to accumulate benefits under the Plan as set forth in Article III hereof. Credited Service will be determined on the basis of elapsed time.

1.18   "Delayed Retirement Date" means the date set forth in Article IV.

1.19 "Disability" means a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which renders him incapable of continuing any gainful occupation and which condition constitutes total disability under the federal Social Security Act.

       The Employer shall have the right to require the Participant to submit reasonable proof of such Disability. Such proof may include a requirement that the Participant submit to. a medical examination from time to time by a qualified physician or physicians selected by the Employer. Medical examinations shall not be required more frequently than semiannually.

1.20   "Disability Retirement Date" means the date set forth in Article IV.

1.21   "Early Retirement Date" means the date set forth in Article IV.

1.22 "Effective Date" means December 1, 1963. The provisions of this amended and restated Plan shall be effective as of October 1, 1989.

1.23   "Eligible Employee" means an Employee described in Section 2.02.

1.24 "Employee" means any person employed by the Employer. The term "Employee" shall also include any leased employee deemed to be an Employee of the Employer, as provided in Code Sections 414(n) or (o), unless:

       (a) such individual is covered by a money purchase pension plan providing (A) a nonintegrated employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, but including amounts contributed by the employer pursuant to a salary reduction agreement which are excludable from the Leased Employee's gross income under Section 125, 401 (a)(8), 402(h) or 403(b) of the Code; (B) immediate participation; and (C) full and immediate vesting and

       (b) leased employees do not constitute more than twenty percent (20%) of the Employer's Nonhighly Compensated Employee workforce.

1.25 "Employer" means Jameco Industries, Inc. (Watts Industries, Inc. effective October 1, 1995) and any successor which shall maintain this Plan; and any other business entity which duly adopts the Plan with the approval of the Board of Directors.

1.26 "Employment Commencement Date" means the date on which an Employee first is credited with an Hour of Service.

1.27   "Entry Date" means the date defined in Section 2.01 of the Plan.

1.28 "Fiduciary" means any Trustee, Plan Administrator and any other person who:

       (a) Exercises any discretionary authority or discretionary control respecting management of the Plan or exercises any authority or control respecting management or disposition of its assets;

       (b) Has any discretionary authority or discretionary responsibility in the administration of the Plan; or

       (c) Is described as a "fiduciary" in Section 3(14) or (21) of ERISA or is designated to carry out fiduciary responsibilities pursuant to this Agreement to the extent permitted by Section 405(c)(1)(B) of ERISA.

1.29 "Fund" means the funds and other assets held and administered by the Trustee in accordance with the terms of the Trust Agreement.

1.30 "Highly Compensated Employee" means any active Employee who performed services for the Employer or an Affiliated Employer during the Determination Year and who:

       (a) was a 5% owner (within the meaning of Section 416(i)(l)(B)(i) of the Code at any time during the Determination Year or the Look-Back Year; or

       (b) received compensation from the Employer or an Affiliated Employer in excess of $80,000 (as adjusted pursuant to 415(d) of the Code) during the Look-Back Year, and was among the to 20% of Employees when ranked on the basis of compensation paid during the Look-Back Year.

       The term Highly Compensated Employee shall also include any former Highly Compensated Employee who terminated employment with the Employer or an Affiliated Employer prior to the Determination Year, performs no services for the Employer or an Affiliated Employer during the Determination Year, and was a Highly Compensated Employee in either his or her year of termination of employment or in any Determination Year ending on or after his attainment of age 55.

       For purposes of determining an Employee's compensation under this Section 1.30, compensation shall mean the "Employee's Compensation" (as defined in Section 5.04(d)) reportable on Form W-2, plus all contributions made on behalf of the Employee by the Employer or an Affiliated Employer pursuant to a salary deferral agreement maintained by the Employer or an Affiliated Employer under any cash or deferred arrangement described in
       Section 401(k) of the Code or any salary reduction agreement pursuant to a cafeteria plan established under Section 125 of the Code by the Employer or Affiliated Employer, effective January 1, 2001, any amounts deferred under Section 132(f)(4) of the Code.

       For purposes of this Section, the "Look-Back Year" means the period of the twelve consecutive months immediately preceding the Determination Year. Also for purposes of this Section, "Determination Year" means the Plan Year that is being tested for purposes of determining if an Employee is a Highly Compensated Employee.

1.31   (a) "Hour of Service" means:

              (i) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. These hours will be credited to the Employee for the Computation Period in which the duties are performed; and

              (ii) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence. Hours under this paragraph will be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference; and

              (iii) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service will not be credited both under paragraph (a) or paragraph (b) as the case may be, and under this paragraph (c). These hours will be credited to the Employee for the Computation Period or Periods to which the award or agreement pertains rather than the Computation Period in which the award, agreement or payment is made.

       (b) Solely for purposes of determining whether a Break in Service, for eligibility and vesting purposes has occurred in a Computation Period, an individual who is absent from work for an authorized leave of absence or for a maternity or paternity leave of absence shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence. For purposes of this paragraph, an absence from work for maternity or paternity leave of absence means an absence (1) by reason of the pregnancy of the individual, (2) by reason of a birth of a child of the individual, (3) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the Computation Period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the following Computation Period.

1.32 "Insurer" means any legal reserve life insurance company as elected by the Committee which shall issue one or more insurance contracts under the Plan.

1.33 "Key Employee" means any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the determination period was an officer of the employer if such individual's annual Compensation exceeds fifty percent (50%) of the dollar limitation under
       Section 415(b)(1)(A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Compensation exceeds one hundred percent (100%) of the dollar limitation under Section 415(c)(1)(A) of the Code, a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has an annual Compensation of more than $150,000. Annual Compensation means Compensation as defined in Section 415(c)(3) of the Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under
       Section 125, Section 402(a)(8), Section 402(h) or Section 403(b) of the Code. The determination period is the Plan Year containing the determination date and the four (4) preceding Plan Years. The determination of who is a Key Employee will be made in accordance with
       Section 416(i)(1) of the Code and the regulations thereunder.

1.34 "Month of Service" for purposes of eligibility, vesting and benefit accrual means a calendar month any part of which is in a period of employment or credited absence.

1.35 "Non-Highly Compensated Employees" means all Employees who are not Highly Compensated Employees and shall be construed in accordance with the provisions of Code Section 414(q) and the regulations thereunder.

1.36 "Non-Key Employees" means any Employee or former Employee (and any Beneficiary of an Employee or former Employee) who is not a Key Employee.

1.37 "Normal Form of Retirement Benefits" means a pension payable for life beginning as of the Participant's retirement date or, if later, the income commencement date, but in the event of the Participant's death, before receiving one hundred twenty (120) monthly payments, his pension continues to his Beneficiary until the balance of the one hundred twenty
       (120) monthly payments has been paid.

1.38 "Normal Retirement Age" means the date on which a Participant attains age sixty-five (65), or, if later, the fifth anniversary of the date the Employee became a Participant.

1.39   "Normal Retirement Date" is the date described in Plan Section 4.01.

1.40 "Participant" means any Eligible Employee who participates in the Plan as provided in Article II and any other Employee or former Employee having a right or contingent right to benefits hereunder. "Active Participant" means an Eligible Employee who participates in the Plan and has not for any reason become ineligible to participate further in the Plan.

1.41 "Period of Service" means a period of service of an Employee commencing on his Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and ending on his Severance From Service Date.

1.42 "Period of Severance" means the period of time commencing on the Severance From Service Date of an Employee and ending on the Reemployment Commencement Date.

1.43 "Plan" means the Jameco Industries, Inc. Pension Plan established by the Employer as contained herein and wherever necessary or appropriate, includes the Plan as it was previously constituted prior to this amendment.

1.44   "Plan Sponsor" prior to October 1, 1995 means Jameco Industries, Inc.

1.45 "Plan Year" means each twelve (12) consecutive month period commencing with each October 1 and each anniversary thereafter.

1.46 "Qualified Domestic Relations Order" means a domestic relations order as defined in Section 14.18 in accordance with Section 414(p) of the Code.

1.47 "Reemployment Commencement Date" means the first date, following a Period of Severance on which the Employee performs an Hour of Service.

1.48 "Service" means the period of employment required for eligibility and vesting under the Plan, determined as set forth in Articles II and III hereof. Service will be determined on the basis of elapsed time.

1.49 "Severance From Service Date" means the date on which the continuous accrual of Service and Credited Service is interrupted, as set forth in
       Article III hereof.

1.50 "Spouse" means the person to whom the Participant has been legally married as of the Participant's death or Annuity Starting Date, whichever is earlier. The term "spouse" will also include a surviving spouse of the Participant, provided that a former spouse will be treated as the spouse or surviving spouse and a current spouse will not be treated as the spouse or surviving spouse to the extent provided under a qualified domestic relations order as described in Section 4.14(p) of the Code.

1.51   "Trust" means a trust established by the Employer in accordance with
       Article X hereof.

1.52 "Trust Agreement" means an agreement made between the Employer and the Trustee in Accordance with Article X hereof.

1.53   "Trustee" means a trustee or trustees of the Fund selected as provided in
       Article X hereof, including any successor trustee or trustees.

1.54 "Year of Service" for purposes of vesting and Credited Service means twelve (12) Months of Service. For this purpose, if an Employee works one
       (1) Hour of Service during a day, he will be credited with one (1) day of Service.

                                   ARTICLE II

                                   ELIGIBILITY

2.01   CONDITIONS OF ELIGIBILITY

       (a) Prior to October 1, 1995, any Employee who was a Participant in the Plan prior to the effective date of this amendment and restatement shall continue to participate in the Plan. Any other Eligible Employee shall participate in the Plan as of the Entry Date next succeeding completion of six (6) Months of Service and the attainment of age twenty and one-half (20 1/2), provided such Employee completes one thousand (1,000) Hours of Service with the Employer during any applicable Computation Period. If an Employee has not satisfied the one thousand (1,000) Hours of Service eligibility requirement when otherwise eligible, he shall become a Participant as of the Entry Date next following the applicable Computation Period during which he first completes one thousand (1,000) Hours of Service with the Employer.

       (b) Entry Date means the April 1 or October 1 next following the date an Eligible Employee satisfies the eligibility requirements of
              Section 2.01(a) of the Plan.

       (c) Effective October 1, 1995, no new Participants shall be admitted to participation under this Part B.

2.02   ELIGIBLE EMPLOYEE

       "Eligible Employee" means any Employee except Employees whose employment is governed by the terms of a collective bargaining agreement between Employee representatives (within the meaning of Code Section 7701(1)(46)) and the Employer under which retirement benefits were the subject of good faith bargaining between the parties, unless such agreement expressly provides for such coverage in this Plan, will not be eligible to participate in this Plan.

       Employees of Affiliated Employers shall not be eligible to participate in this Plan unless such Affiliated Employers have specifically adopted this Plan in writing.

2.03   DETERMINATION OF ELIGIBILITY

       The Committee shall determine the eligibility of each Employee for participation in the Plan based upon information furnished by the Employer. Such determination shall be

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       conclusive and binding upon all persons, as long as the same is made pursuant to this Article II.

2.04   TERMINATION OF ELIGIBILITY

       (a) In the event a Participant shall go from a classification of an Eligible Employee to an ineligible Employee, such Participant shall continue to vest in his Accrued Benefit under the Plan for each Year of Service completed while a noneligible Employee, until such time as his Accrued Benefit shall be forfeited or distributed pursuant to the terms of the Plan.

       (b) In the event a Participant is no longer a member of an eligible class of Employees and becomes ineligible to participate but has not incurred a 1-Year Break in Service, such Employee will participate again immediately upon returning to an eligible class of Employees. If such Participant incurs a 1-Year Break in Service, eligibility will be determined under the break in service rules of this Article II.

       (c) In the event an Employee who is not a member of an eligible class of Employees becomes a member of an eligible class, such Employee will participate immediately if such Employee has satisfied the minimum age and service requirements and would have otherwise previously become a Participant.

2.05   DETERMINATION OF SERVICE AND BREAK IN SERVICE FOR ELIGIBILITY

       (a) Years of Service for eligibility shall be determined based on the eligibility Computation Period. The initial eligibility Computation Period shall be the 12-month period beginning on the participant's date of hire. The succeeding 12-consecutive month periods commence with the first Plan Year which commences prior to the first anniversary of the Employee's employment commencement date. Employment with an Affiliated Employer shall be recognized as employment with the Employer for purposes of determining Service for eligibility under the Plan.

       (b) All Years of Service with the Employer and Affiliated Employers shall be recognized for purposes of determining eligibility hereunder except the following:

              In the case of a Participant who does not have any nonforfeitable right to his Accrued Benefit, Years of Service before a period of consecutive 1-year Breaks in Service will not be taken into account in computing eligibility service if the number of consecutive 1-year Breaks in Service in such period equals or exceeds the greater of five (5) or the aggregate number of Years of Service. Such aggregate number of Years of Service will not include any Years of Service disregarded under the preceding sentence by reason of prior Breaks in Service.

              If a Participant's Years of Service are disregarded pursuant to the preceding paragraph, such Participant will be treated as a new Employee for eligibility purposes. If a Participant's Years of Service may not be disregarded pursuant to the preceding paragraph, such Participant shall continue to participate in the Plan, or, if terminated, shall participate immediately upon reemployment.

              Such Year of Service will be measured by the 12-month period beginning on an Employee's reemployment commencement date and, if necessary, Plan Years beginning with the Plan Year which includes the first anniversary of the reemployment commencement date. The reemployment commencement date is the first day on which the Employee is credited with an Hour of Service for the performance of duties after the first eligibility Computation Period in which the Employee incurs a 1-year Break in Service.

       (c) A Participant who terminates service and subsequently returns to service as an Eligible Employee shall participate immediately upon reemployment or again becoming an Eligible Employee.

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                                   ARTICLE III

                 SERVICE, CREDITED SERVICE AND BREAKS IN SERVICE
                         FOR VESTING AND BENEFIT ACCRUAL

3.01   SERVICE FOR ELIGIBILITY

       Service for purposes of eligibility to participate is described in
       Article II of the Plan.

3.02   VESTING SERVICE

       The Service of an Employee shall be the aggregate of his Periods of Service, as of the date benefits are to be determined under any of the provisions of the Plan. Periods of Service shall be expressed in terms of years and months and, in determining the total aggregate years, any fraction in excess of complete years shall be determined on the basis of the number of remaining Months of Service. Employment with an Affiliated Employer shall be recognized as employment with the Employer for purposes of determining Service for vesting and eligibility under the Plan.

3.03   SEVERANCE FROM SERVICE DATE

       A Severance From Service Date shall be deemed to occur on the earlier of:
       (a) the date on which the Employee quits, retires, is discharged or dies; or (b) the first anniversary of the first date of a period in which the Employee remains absent from service (with or without pay) with the Employer for any reason other than quit, retirement, discharge or death.

3.04   ADDITIONAL SERVICE ALLOWANCE

       If an Employee performs an Hour of Service within twelve (12) months of the Severance From Service Date, the Period of Severance shall be included as a Period of Service for purposes of determining years of Service under any of the provisions of the Plan.

3.05   CREDITED SERVICE

       "Credited Service" of a Participant, as of the date the benefits are to be determined under the Plan, shall include all Periods of Service with the Employer. Service performed for Continental Brass Products, Corp., Universal Plumbing Sales Corp., Jamaica Manufacturing Co., Inc., Lipmans Imports, Inc. or Jamaica International, Inc. shall be counted as Credited Service for purposes of the Plan.

3.06   SERVICE IN THE ARMED FORCES

       Any Employee who left active employment of the Employer to enter the Armed Forces of the United States, and whose reemployment rights are protected by Federal law, shall receive the Service and Credited Service for the period of his Military Service, that he would have earned had he instead continued his prior employment with the Employer, provided that the Employee returns to work in compliance with any requirements of such law.

3.07   MILITARY SERVICE

       Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to military service will be provided in accordance with Section 414(u) of the Code.

3.08   PRE-ERISA SERVICE

       Prior to October 1, 1976, the uninterrupted period of employment with the Employer and with Continental Brass Products, Corp., Universal Plumbing Sales Corp., Jamaica Manufacturing Co., Inc., Lipmans Imports, Inc. or Jamaica International, Inc. as determined under the provisions of the Plan in effect before such date shall be counted for Service and Credited Service under the Plan.

                                   ARTICLE IV

                              RETIREMENT CONDITIONS

4.01   NORMAL RETIREMENT

       The Normal Retirement Date of a Participant shall be the first day of the month coinciding with or next following the date he attains Normal Retirement Age.

4.02   DELAYED RETIREMENT

       If a Participant shall remain in employment beyond his Normal Retirement Date, his Delayed Retirement Date shall be the first day of the month coinciding with or next following the date such Participant notifies the Employer that his retirement is to be effective. A Participant who remains in employment beyond his Normal Retirement Date shall be deemed to have retired on the first day of the first month in which he completes less than forty (40) Hours of Service.

4.03   EARLY RETIREMENT

       (a) A Participant may retire from the employment of the Employer prior to his Normal Retirement Date on his Early Retirement Date, which is the first day of any month coinciding with or following the date he both attains the age of sixty (60) and completes twenty-five (25) Years of Service and elects to retire. A Participant may further elect to have his retirement benefit commence on his Early Retirement Date or may irrevocably elect to defer commencement of his benefit to his Normal Retirement Date.

       (b) If a Participant separates from service before satisfying the age requirement for early retirement, but has satisfied the service requirement, the Participant will be entitled to elect commencement of his retirement benefit upon satisfaction of such age requirement.

4.04   DISABILITY RETIREMENT

       Upon demonstration of a Participant's Disability, the Participant shall automatically become fully vested and be eligible for disability retirement under Section 9.06.

4.05   SPECIAL RULES UPON DISABILITY RETIREMENT

       (a) As a condition of his continuing to receive Disability retirement income, the Committee shall have the right to require a Participant to provide such evidence as it considers appropriate for verifying his continued eligibility for disability insurance benefit payments under the Social Security Act.

       (b) The Committee shall require evidence that the application for such benefits has been approved by the Social Security Administrator. The final determination shall be made by the Committee on the basis of such evidence.

       (c) Upon the cessation of the Participant's Disability, he shall not be entitled to further benefits as the result of such Disability and he shall only be entitled to such other benefits as may be provided under the terms of the Plan for which he was eligible as of his Disability Retirement Date reduced in accordance with
              Section 14.14. If such Participant is reemployed by the Employer following the cessation of his Disability, he shall resume the classification of an Eligible Employee and future benefits payable on his subsequent termination of employment will be reduced in accordance with Section 14.14. The Participant shall remain 100% vested in the Accrued Benefit determined as of his Disability Retirement Date, but his vested interest with respect to additional accruals will be determined in accordance with Article IX.

       (d) If a Participant eligible for Disability Retirement is eligible for Early Retirement, he may, in lieu of the Disability Retirement benefit payable under this Section, elect to receive the benefit applicable under Section 9.02 or the Early Retirement benefit.

4.06   CONTINUATION OF BENEFITS UPON REEMPLOYMENT

       If, after a Participant begins receiving benefits under this Plan, he then re-enters employment hereunder, his monthly benefit payments shall continue unreduced. Upon subsequent termination of employment, his benefit amount shall be recalculated on the basis of his Average Monthly Compensation determined as of his subsequent retirement date and his Credited Service earned prior and subsequent to his re-employment hereunder, reduced by the actuarial value of the payments previously made, but in no event less than the benefit amount paid prior to his reemployment.

4.07   COMMENCEMENT OF BENEFITS

       Unless the Participant elects otherwise, distribution of benefits will begin no later than the 60th day after the latest of the close of the Plan Year in which:

       (a) the Participant attains age sixty-five (65) (or Normal Retirement Age, if earlier);

       (b) occurs the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan; or

       (c)    the Participant terminates service with the Employer.

       Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable, within the meaning of Section 9.05 of the Plan, shall be deemed to be an election to defer commencement of payment of any benefit sufficient to satisfy this Section.

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                                    ARTICLE V

                               RETIREMENT BENEFITS

5.01   NORMAL RETIREMENT BENEFIT

       (a) Upon retirement at his Normal Retirement Date, a Participant shall receive a monthly retirement benefit which shall commence on such date and which shall be payable under the Normal Form of Retirement Benefit defined in Section 1.37 of the Plan. The amount of each such monthly retirement benefit shall be equal to the sum of (i) plus (ii) as follows:

              (i) .375% of Average Monthly Compensation for each year of Credited Service,

              (ii) .25% of Average Monthly Compensation in excess of Covered Compensation for each year of Credited Service.

       (b) A Participant who remains in employment after his Normal Retirement Date may elect to commence payment of his retirement benefit during employment on the first day of any month coincident with or following his Normal Retirement Date. The amount of such monthly retirement benefit shall be determined in the same manner as for retirement at Normal Retirement Date except that Years of Credited Service and Average Monthly Compensation shall be determined as of the date of his actual retirement. However, the benefit described in the preceding sentence shall be recalculated as of the first payment date each year thereafter to reflect changes in Credited Service and Average Monthly Compensation. In no event shall the retirement benefit payable be less than the benefit being paid prior to such recalculations. Solely for purposes of Article VI, upon such commencement of his retirement benefit, he shall be treated as a retired Participant.

5.02   DELAYED RETIREMENT BENEFIT

       If a Participant does not retire on his Normal Retirement Date and does not elect to commence his benefits while employed, the Committee shall establish an account and maintain a separate accounting in the name of the Participant as of the first day of the

       Plan Year following the Plan Year in which the Participant's Normal Retirement Date occurred. The Participant's account value as of such date shall be the Actuarial Equivalent of the Participant's Normal Form of Retirement Income as of such date.

       (a) All such accounts shall be invested either (i) as part of the Trust Fund and shall not be segregated or invested as a separate unit; or (ii) if the Committee, with the approval of the Trustee determines, as part of a segregated fixed income fund, which shall consist of such assets as the Trustee deems appropriate. If implemented, all such separate accounts shall be invested and administered as a unit. The Committee shall promulgate whatever regulations it deems appropriate with respect to the implementation. of such fixed income fund.

       (b) The Trust Fund (including the fixed income fund, if implemented) shall be valued at fair market value on the last day of each Plan Year and all accounts shall be adjusted as of such date to reflect a proportionate share of investment income and realized and unrealized profits and losses as applicable under either Subparagraph (a)(i) or (a)(ii).

       (c) The benefits to which the Participant will be entitled upon his subsequent retirement, or, in the event of the Participant's death, the benefits to which the Beneficiary would be entitled, will normally be determined as of the last day of the Plan Year during which the Participant's employment terminated. Such benefits may, however, be determined by the Committee,

              (i) as of any other date, in which event the Committee shall authorize the Trustee to value such Participant's account as of such date; or

              (ii) as of the last day of the Plan Year before the Participant's termination of employment, but such determination by the Committee may only be exercised with the written consent of the Participant or, in the event of the Participant's death, his Beneficiary. In determining such benefits, the Committee must also consider changes in the market value of the Trust Fund.

       (d) Subject to the provisions of Section 5.04, the Participant, or in the event of the Participant's death, his Beneficiary, shall be entitled to such retirement income (under the Normal Form of Retirement Benefit or such other options as provided under Article
              VII) as may be Actuarially Equivalent to such Participant's account value. Notwithstanding the above, in no event shall the Normal Form of Retirement Benefit provided under these provisions be less than the greater of 1) the Actuarial Equivalent of the Participant's Normal Form of Retirement Benefit determined as of the date such benefit was segregated or 2) the Participant's benefit determined based on his years of Credited Service and Average Monthly Compensation as of his Delayed Retirement Date.

5.03   EARLY RETIREMENT BENEFIT

       A Participant shall, upon retirement on Early Retirement Date, receive the Actuarial Equivalent of his Accrued Benefit which shall commence on the date elected in accordance with Section 4.03 and shall be payable under the Normal Form of Retirement Benefit. The amount of such monthly retirement benefit shall, subject to the provisions of Section 5.04 hereof, be determined in the same manner as for retirement at his Normal Retirement Date, except that years of Credited Service and Average Monthly Compensation shall be determined as of his Early Retirement Date. The benefit shall be reduced based on the number of months by which the Participant's early retirement precedes his Normal Retirement Date using the factors in Section 1.02.

5.04   MAXIMUM RETIREMENT BENEFIT

       The definition of certain words and phrases used in this Section 5.04 are contained in Section 5.04(d) and shall, for purposes of this Section 5.04, supersede definitions for such words and phrases contained in
       Article I. Defined terms are capitalized.

       (a) This Section, except for Section (a)(ii), applies regardless of whether any Participant is or has ever been a Participant in another qualified plan maintained by the Employer. If any Participant is or has ever been a Participant in another qualified plan maintained by the Employer, or a welfare benefit fund, as defined in Section 419(e) of the Code, maintained by the Employer, or an individual medical account, as defined in Section 415(1)(2) of the Code, which provides an Annual Addition, Section 5.04(b) is also applicable to that Participant's benefits.

              (i) The Annual Benefit otherwise payable to a Participant at any time will not exceed the Maximum Permissible Amount. If the benefit the Participant would Otherwise accrue in a Limitation Year would produce an annual benefit in excess of the Maximum Permissible Amount, the rate of accrual will be reduced so that the annual benefit will equal the Maximum Permissible Amount.

              (ii) The Maximum Permissible Amount limitation is deemed satisfied if the Annual Benefit payable to a Participant is not more than $1,000 multiplied by the Participant's number of Years of Service or portions thereof (not to exceed ten
                     (10)) with the Employer, and the Employer has not at any time maintained a defined contribution plan, a welfare benefit plan as defined in Section 419(e) of the Code, or an individual medical account as defined in Section 415(1)(2) of the Code in which such Participant participated.

       (b)    (i)    If a Participant is, or has ever been, covered under more
                     than one defined benefit plan maintained by the Employer, the sum of the Participant's Annual Benefits from all such plans may not exceed the Maximum Permissible Amount.

              (ii) If the Employer maintains, or at any time maintained, one or more qualified defined contribution plans covering any Participant in this Plan, a welfare benefit fund, as defined in Section 419(e) of the Code, or an individual medical account as defined in Section 415(1)(2) of the Code, the sum of the Participant's Defined Contribution Fraction and Defined Benefit Fraction will not exceed 1.0 in any limitation year.

              (iii) If in any Plan Year the sum of the Defined Benefit Fraction and the Defined Contribution Fraction shall exceed 1.0 with respect to any Participant, the Employer shall reduce any contribution to the defined contribution plan on behalf of such Participant to the extent necessary to lower the numerator of the Defined Contribution Fraction so that the sum of both fractions does not exceed 1.0.

              (iv) Effective January 1, 2000, the provisions of this subsection (b) shall no longer be applicable.

       (c) In the case of an individual who was a Participant in one or more defined benefit plans of the Employer as of the first day of the first Limitation Year beginning after December 31, 1986, the application of the limitations of this Article V shall not cause the Maximum Permissible Amount for such individual under all such defined benefit plans to be less than the individual's current Accrued Benefit. The preceding sentence applies only if such defined benefit plans met the requirements of Code Section 415, for all Limitation Years beginning before January 1, 1987.

              For this purpose, a Participant's Accrued Benefit under the Plan, shall be determined as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987, expressed as an Annual Benefit within the meaning of Section 415(b)(2) of the Code.

              In determining the amount of a Participant's current Accrued Benefit, the following shall be disregarded:

              (i) any change in the terms and conditions of the Plan after May 5,1986; and

              (ii)   any cost of living adjustments occurring after May 5, 1986.

       (d)    DEFINITIONS.

              (i) ANNUAL ADDITIONS: The sum of the following amounts credited to a Participant's account for limitation year:

                     (A)    Employer contributions;

                     (B)    Employee contributions;

                     (C)    Forfeitures, and

                     (D) Amounts allocated to an individual medical account, as defined in Section 415(1)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer are treated as Annual Additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund, as defined in
                            Section 419(e) of the Code, maintained by the Employer, are treated as Annual Additions to a defined contribution plan.

              (ii) ANNUAL BENEFIT: A retirement benefit under the Plan which is payable annually in the form of a straight life annuity. Except as provided below, a benefit payable in a form other than a straight life annuity must be adjusted to an actuarially equivalent straight life annuity before applying the limitations of this Section 5.04. Effective for Limitation Years beginning on or after January 1, 1995 the interest rate assumption used to determine actuarial equivalence will be determined using the assumptions set forth in Section 1.02(b) or an interest rate of 5% and the mortality table specified in Section 417(e)(3) of the Code, whichever produces the larger straight life annuity; and in the event the benefit is payable in a lump sum the 5% interest rate will be replaced by the rate on 30-year Treasury Constant Maturities for the month of November prior to the Plan Year of distribution. The Annual Benefit does not include any benefits attributable to Employee contributions or rollover contributions, or the assets transferred from a qualified plan that was not maintained by the Employer. No actuarial adjustment to the benefit is required for (a) the value of a qualified joint and survivor annuity, (b) the value of benefits that are not directly related to retirement benefits (such as the qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits), and (c) the value of post-retirement cost-of-living increases made in accordance with Section 415(d) of the Code and Section 1.415-3(c)(2)(iii) of the Federal Income Tax Regulations.

              (iii) COMPENSATION: A Participant's earned income, wages, salaries, and fees for professional services, and other amounts received for personal services actually rendered in the course of employment with the Employer maintaining the Plan (including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses), and excluding the following:

                     (A) Employer contributions to a plan of deferred compensation which are not included in the Employee's gross income for the taxable year in which contributed, or any distributions from a plan of deferred compensation;

                     (B) Amounts realized from the exercise of a nonqualified stock option, or when restricted stock (or property) held by the Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                     (C) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

                     (D) Effective for limitation years beginning after December 31, 1997, earnings shall include (i) any elective deferral as defined in Code Section 402(g)(3), and (ii) any amount which is contributed or deferred by the Employee at the election of the employee and which is not includible in the gross income of the employee by reason of Code Section 125, or, effective January 1, 2001, any amounts not includible in the gross income of the employee by reason of Section 132(f)(4) of the Code.

                     Compensation for any limitation year is the compensation actually paid or includible in gross income during such year.

              (iv) DEFINED BENEFIT DOLLAR LIMITATION: $90,000. Effective on January 1, 1988, and each January thereafter, the $90,000 limitation above will be automatically adjusted by multiplying such limit by the cost. of living adjustment factor prescribed by the Secretary of the Treasury under
                     Section 415(d) of the Code in such manner as the Secretary shall prescribe. The new limitation will apply to Limitation Years ending within the calendar year of the date of the adjustment.

              (v) DEFINED BENEFIT FRACTION: A fraction, the numerator of which is the sum of the Participant's projected Annual Benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of one hundred twenty-five percent (125%) of the dollar limitation determined for the Limitation Year under Sections 415(b) and (d) of the Code and in accordance with Section 5.04(d)(x)(B) below or one hundred forty percent (140%) of the Participant's Highest Average Compensation, including any adjustments under Section 415(b) of the Code.

                     Notwithstanding the above, if the Participant was a Participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than one hundred twenty-five percent (125%) of the sum of the Annual Benefits under such plans which the Participant had accrued as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plans after May 5,1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

                     Effective January 1, 2000, the provisions of this subsection (v) shall no longer be applicable.

              (vi) DEFINED CONTRIBUTION FRACTION: A fraction, the numerator of which is the sum of the Annual Additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, (including the annual additions attributable to the Participant's nondeductible Employee contributions to this and all other defined benefit plans, (whether or not terminated) maintained by the Employer, and the Annual Additions attributable to all welfare benefit funds, as defined in Section 419(e) of the

                     Code or individual medical accounts, as defined in Section 415(1)(2) of the Code, maintained by the Employer), and the denominator of which is the sum of the Maximum Aggregate Amounts for the current and all prior Limitation Years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer).

                     The Maximum Aggregate Amount in any Limitation Year is the lesser of one hundred twenty-five percent (125 %) of the dollar limitation in effect under Section 415(c)(1)(A) of the Code or thirty-five percent (35%) of the Participant's Compensation for such year.

                     The Annual Addition for any limitation year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as Annual Additions.

                     Effective January 1, 2000, the provisions of this subsection (vi) shall no longer be applicable.

              (vii) EMPLOYER: For purposes of this Article, Employer shall mean the Employer that adopts this Plan, and all members of a controlled group of corporations (as defined in Section 414(b) of the Code, as modified by Section 415(h)), all commonly controlled trades or businesses (as defined in Section 414(c) as modified by Section 415(h)), or affiliated service groups (as defined in Section 414(m)) of which the adopting Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

              (viii) HIGHEST AVERAGE COMPENSATION: The average compensation for the three consecutive Years of Service with the Employer that produces the highest average.

              (ix)   LIMITATION YEAR: The Plan Year.

              (x)    MAXIMUM PERMISSIBLE AMOUNT:

                     (A) The lesser of the Defined Benefit Dollar Limitation or one hundred percent (100%) of the Participant's Highest Average Compensation.

                     (B) If the Participant has less than ten (10) years of participation with the Employer, the Defined Benefit Dollar Limitation is reduced by one-tenth (1/10) for each year of participation (or part thereof) less than ten (10).

                            To the extent provided in regulations or in other guidance issued by the Internal Revenue Service, the preceding sentence shall be applied separately with respect to each change in the benefit structure of the Plan. If the Participant has less than ten (10) Years of Credited Service with the Employer, the Compensation limitation is reduced by one-tenth (1/10) for each Year of Credited Service (or part thereof) less than ten (10). The adjustments of this Section (B) shall be applied in the denominator of the Defined Benefit Fraction based upon Years of Service. Years of Service shall include future years occurring before the Participant's Normal Retirement Age. Such future years shall include the year which contains the date the Participant reaches Normal Retirement Age, only if it can be reasonably anticipated that the Participant will receive a Year of Credited Service for such year.

                     (C) If the annual benefit of the Participant commences before the Participant's Social Security Retirement Age, but on or after age sixty-two (62), the Defined Benefit Dollar Limitation as reduced above, if necessary, shall be determined as follows:

                            (1) If a Participant's Social Security Retirement Age is sixty-five (65), the dollar limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the Defined Benefit Dollar Limitation by five ninths (5/9) of one percent (1%) for each month by which benefits commence before the month in which the participant attains age sixty-five (65).

                            (2) If a Participant's Social Security Retirement Age is greater than sixty-five (65), the dollar limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the Defined Benefit Dollar Limitation by five ninths (5/9) of one percent (1%) for each of the first thirty-six
                                   (36) months and five twelfths (5/12) of one percent (1 %) for each of the additional months (up to twenty-four (24) months) by which benefits commence before the month of the Participant's Social Security Retirement Age.

                     (D) If the Annual Benefit of a Participant commences prior to age sixty-two (62), the Defined Benefit Dollar Limitation shall be the actuarial equivalent of an Annual Benefit beginning at age sixty-two
                            (62), as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age sixty-two (62). Effective for Limitation Years beginning on or after January 1, 1995, to determine actuarial equivalence, the assumption specified in Section 1.02(c) or an interest rate of 5% per annum and the mortality table specified in Code Section 417(e)(3), whichever produces the larger reduction in the Defined Benefit Dollar Limitation shall be used.

                     (E) If the Annual Benefit of a Participant commences after the Participant's Social Security Retirement Age, the Defined Benefit Dollar Limitation, as reduced in (B) above, if necessary, shall be adjusted so that it is the actuarial equivalent of an Annual Benefit of such dollar limitation beginning at the Participant's Social Security Retirement Age. Effective for Limitation Years beginning on or after January 1, 1995, to determine actuarial equivalence, the assumption set forth in
                            Section 1.02(d) or an interest rate of 5% and the mortality table specified in Code Section 417(e)(3) whichever produces the smaller increase in the Defined Benefit Dollar Limitation shall be used.

              (xi) PROJECTED ANNUAL BENEFIT: The Annual Benefit as defined in Section (d)(ii), to which the Participant would be entitled under the terms of the Plan assuming:

                     (A) The Participant will continue employment until Normal Retirement Age under the Plan (or current age, if later), and

                     (B) the Participant's Compensation for the current Limitation Year and all other relevant factors used to determine benefits under the Plan will remain constant for all future Limitation Years.

              (xii) SOCIAL SECURITY RETIREMENT AGE: Age sixty-five (65) in the case of a Participant attaining age sixty-two (62) before January 1, 2000 (i.e., born before January 1, 1938), age sixty-six (66) for a Participant attaining age sixty-two
                     (62) after December 31, 1999, and before January 1, 2017 (i.e., born after December 31, 1937, but before January 1,
                     1955), and age sixty-
                     seven (67) for a Participant attaining age sixty-two (62) after December 31, 2016 (i.e., born after December 31,
                     1954).

              (xiii) YEAR OF PARTICIPATION: The Participant shall be credited with a Year of Participation (computed to fractional parts of a- year) for each accrual Computation Period for which the following conditions are met: (1) The Participant is credited with a Period of Service for benefit accrual purposes, required under the terms of the Plan in order to accrue a benefit for the accrual Computation Period, and
                     (2) the Participant is included as a Participant under the eligibility provisions of the Plan for at least one (1) day of the accrual Computation Period. If these two conditions are met, the portion of a Year of Participation credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual Computation Period. A Participant who is permanently and totally disabled within the meaning of Plan Section 9.06 for an accrual Computation Period shall receive a Year of Participation with respect to that period. In addition, for a Participant to receive a Year of Participation (or part thereof) for an accrual Computation Period, the Plan must be established no later than the last day of such accrual Computation Period. In no event will more than one Year of Participation be credited for any 12-month period.

5.05   REQUIRED BENEFIT COMMENCEMENT

       Notwithstanding the Delayed Retirement provisions above, each Participant who remains employed beyond his Required Beginning Date (as defined in Article VIII), must begin to receive the minimum distributions required under Article VIII. Such Participant's benefit shall be recalculated for each calendar year following the initial required distribution on the basis of his Average Monthly Compensation and Credited Service as of each January 1, but in no event less than the benefit amount paid prior to the recalculation.

                                   ARTICLE VI

               JOINT AND SURVIVOR AND PRERETIREMENT DEATH BENEFITS

6.01   AUTOMATIC JOINT AND SURVIVOR ANNUITY

(a) Unless an optional form of benefit is selected, as described in Article VII, pursuant to a qualified election described in Section 6.02, within the 90-day period ending on the Annuity Starting Date, a married Participant's vested Accrued Benefit will be paid in the form of an automatic joint and survivor annuity and an unmarried Participant's vested Accrued Benefit will be paid in the form of an immediate life annuity with 120 monthly payments certain. The Participant may elect to have such annuity distributed upon attainment of the earliest retirement age under the Plan.

(b) An "automatic joint and survivor annuity" is an immediate non transferable annuity for the life of the Participant with a survivor annuity for the life of the Spouse which is fifty percent (50%) of the amount of the annuity which is payable during the joint lives of the Participant and the Spouse and which is the Actuarial Equivalent of the Normal Form of Retirement Benefit.

(c) A Participant's "earliest retirement age" is the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

6.02   QUALIFIED ELECTION

       A Participant may waive the automatic joint and survivor annuity described in Section 6.01 only if:

       (a)    the Participant's Spouse consents in writing to the election;

       (b) with the exception of a life annuity the election designates a specific alternate Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent, or the Spouse expressly permits designations by the Participant without any further spousal consent;

       (c)    the Spouse's consent acknowledges the effect of the election; and

       (d) the Spouse's consent is witnessed by a plan representative or notary public. Additionally, a Participant's waiver of the qualified joint and survivor annuity will not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent, or the spouse expressly permits designations by the participant without any further spousal consent.

              If it is established to the satisfaction of the Committee that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a qualified election.

              Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in subsection (e) below.

       (e)    The Committee shall provide each Participant, no less than thirty
              (30) days and no more than ninety (90) days prior to the payment commencement date, a written explanation of:

              (i) the terms and conditions of an automatic joint and survivor annuity;

              (ii) the Participant's right to make and the effect of an election to waive the automatic joint and survivor annuity form of benefit;

              (iii)  the rights of a Participant's Spouse;

              (iv) the right to make, and the effect of, a revocation of a previous election to waive the automatic joint and survivor annuity; and

              (iv) the relative values of the various optional forms of benefit under the Plan.

              The benefit commencement date for a distribution in a form other than a Qualified Joint and Survivor Annuity may be less than 30 days after receipt of the written explanation of the Qualified Joint and Survivor Annuity, provided: (i) the Participant has been provided with information that clearly indicates that the employee has at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and elect (with spousal consent) to a form of distribution other than a Qualified Joint and Survivor Annuity; (ii) the Participant is permitted to revoke any affirmative distribution election at least until the benefit commencement date or, if later, at any time prior to the expiration of the 7-day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant; and (iii) the benefit commencement date is a date after the date the written explanation was provided to the Participant.

6.03   QUALIFIED PRERETIREMENT SURVIVOR ANNUITY

       (a) If a vested Participant dies after the earliest retirement age, but prior to the Annuity Starting Date, such Participant's surviving Spouse, if any, will receive the same benefit that would be payable if the Participant had retired with an immediate automatic joint and survivor annuity, as defined in Section 6.01(b), payable on the day before such Participant's death.

       (b) The surviving Spouse may elect to commence payment under such annuity on the first day of any month after the Participant's death. The actuarial value of benefits which commence later than the date on which payments would have been made to the surviving Spouse under an automatic joint and survivor annuity commencing at the Participant's earliest retirement age under the Plan in accordance with this provision shall be adjusted to reflect the delayed payment.

       (c) If a vested Participant dies on or before the earliest retirement age, the Participant's surviving Spouse (if any) will receive the same benefit that would be payable if the Participant had:

              (i) separated from service on the date of death (or date of separation from service, if earlier),

              (ii)   survived to the earliest retirement age,

              (iii) retired with an immediate qualified joint and survivor annuity at the earliest retirement age, and

              (iv)   died on the day after the earliest retirement age.

       (d) Subject to the provisions of Section 8.04 of the Plan, a surviving Spouse will begin to receive payments at the Participant's earliest retirement age. Benefits commencing after the Participant's earliest retirement age will be the Actuarial Equivalent of the benefit to which the surviving Spouse would have been entitled if benefits had commenced at the earliest retirement age under an immediate automatic joint and survivor annuity.

       (e)    Before the commencement of a retirement benefit, upon the death of
              (i) a Vested Participant subsequent to termination of employment
              (ii) a Retired Participant who had elected to defer the commencement of his retirement benefit, or (iii) a Participant for whom the commencement of benefits had been deferred, an automatic joint and survivor annuity with 50% of such annuity continued to his Spouse commencing on the earliest commencement date. In no event shall the benefit provided to the Spouse be . benefit which may be provided from the applicable portion of e accumulation value under a deferred annuity payable upon the Participant's death before the commencement of a retirement benefit. For Retired Participants in accordance with Subsection (ii) above, the applicable portion shall be 100% of the accumulation value and for Participants in accordance with Subsection (i) and (iii) above, 50% of the accumulation value.

              In lieu of the benefits described in the above paragraph, the Participant may elect to provide for the payment of the portion of the accumulation value under the deferred annuity payable upon death to any designated Beneficiary, provided the Participant's Spouse consents to such election. In the absence of a surviving Spouse or designated Beneficiary, the death benefit shall be paid to the Participant's estate. In the event of the Participant's death before the purchase of the annuity contract, benefits will be provided as if the annuity had been purchased on the day before the Participant's death.

6.04   QUALIFIED ELECTION

       (a) A Participant may waive the 100% joint and survivor annuity with his Spouse as Beneficiary in accordance Section 6.03(e) only if:

              (i) the Participant's Spouse consents in writing to the election;

              (ii) the election designates a specific alternate Beneficiary, including any class of Beneficiaries or any contingent Beneficiaries, which may not be changed without spousal consent, or the Spouse expressly permits designations by the Participant without any further spousal consent;

              (iii) the Spouse's consent acknowledges the effect of the election; and

              (iv) the Spouse's consent is witnessed by a plan representative or notary public.

              If it is established to the satisfaction of the Committee that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, a waiver will be deemed a qualified election. Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific Beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided in
              6.05 below.

6.05   NOTICE REQUIREMENTS

       The Committee shall provide each Participant within the applicable period for such Participant, a written explanation of the qualified preretirement survivor annuity in such terms and in such a manner as would be comparable to the explanation provided for meeting the requirements applicable to an automatic joint and survivor annuity in
       Section 6.02(e). The applicable period for a Participant is whichever of the following periods ends last:

       (a) the period beginning with the first day of the Plan Year in which the Participant attains age thirty-two (32) and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age thirty-five (35);

       (b) a reasonable period ending after the individual becomes a Participant;

       (c) a reasonable period ending after this Article first applies to the Participant.

       Notwithstanding the foregoing, notice must be provided within a reasonable period ending after separation of service in case of a Participant who separates from service before attaining age thirty-five
       (35).

       For purposes of the preceding paragraph, a reasonable period ending after the enumerated events described in (b) and (c) is the end of the two (2) year period beginning one (1) year prior to the date the applicable event occurs and ending one (1) year after that date. In the case of a Participant who separates from service before the Plan Year in which age thirty-five (35) is attained, notice shall be provided within the two (2) year period beginning one (1) year prior to separation and ending one (1) year after separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

                                   ARTICLE VII

                     OPTIONAL METHODS OF RETIREMENT PAYMENTS

7.01   OPTIONAL ELECTIONS

       Each vested Participant whose Accrued Benefit has a present value in excess of three thousand five hundred dollars ($3,500), shall have the right, at any time and from time to time prior to the commencement of a retirement benefit hereunder, to elect to have such retirement benefit payable under any one of the options hereinafter set forth in this
       Section in lieu of the retirement benefit otherwise payable under any of the provisions of the Plan. The amount of any optional retirement benefit shall be the Actuarial Equivalent of the Normal Form of Retirement Benefit otherwise payable to such Participant. The Participant shall make such an election by written request to the Committee and such an election will be subject to the spousal consent requirement of Article VI.

       (a) JOINT AND SURVIVOR OPTION: A married Participant may elect to receive a monthly retirement benefit during the lifetime of the Participant and have either fifty percent (50%) or one hundred percent (100%) of such monthly retirement benefit continued after the Participant's death to a Contingent Annuitant or Spouse during the remaining lifetime of the Contingent Annuitant or Spouse within the restrictions contained in Section 8.04(b)(ii).

       (b) LUMP-SUM OPTION: Prior to October 1, 1995, a Participant who is eligible for Early or Normal Retirement may elect to receive, in lieu of any other benefits hereunder, a lump sum payment representing the Actuarial Equivalent of the Participant's Accrued Benefit under the Plan. On or after October 1, 1995, a Participant who is eligible for Early or Normal Retirement may elect to receive a lump sum payment representing the Actuarial Equivalent of the Participant's Accrued. Benefit under the Plan as of September 30, 1995, in addition to the Participant's Accrued Benefit earned on and after October 1, 1995 in another form of payment provided under the Plan.

       (c) PERIOD CERTAIN OPTION: A Participant may elect to receive a monthly retirement benefit during the Participant's lifetime, with payments guaranteed for one hundred eighty (180) months. Should a Participant who has elected this option die before receiving the specified number of payments, such payments shall be continued to a Beneficiary designated by the Participant until the total payments made are equal to the guaranteed number.

       (d) A Participant may elect to receive a monthly retirement benefit under any optional form available under the Plan prior to the effective date of this restated Plan of that portion of his benefit as accrued through such effective date.

              Notwithstanding the above, the Joint and 100% Survivor Option as described in subsection (a) hereof and the one hundred eighty
              (180) month Period Certain Option as described in subsection (c) hereof are not available to Participants who are eligible for a Disability Retirement.

7.02   LIMITATION ON OPTIONAL ELECTIONS

       (a) Payments under any optional retirement benefit elected under the provisions of Section 7.01 hereof shall be subject to the distribution period restrictions of Sections 8.03 and 8.04.

       (b) A Participant may not elect irrevocably before retirement any option which would with certainty pay all or part of his non-forfeitable interest to a designated Beneficiary after the Participant's death.

       (c) Any annuity contract distributed by the Plan must be nontransferable.

       (d) Once distributions under an optional form of benefit have begun, such form of payment shall be irrevocable.

       (e) If a Participant's benefits are required to commence in accordance with Article VIII, such Participant shall make an irrevocable election as to the optional form of payment. All such benefits shall be paid directly from the Trust Fund. Subject to Section
              6.01 the options available will include options available to retirees in accordance with Section 7.01. Upon subsequent termination of employment for any reason, the optional form previously elected will remain in effect.

       (f) The distribution of a lump sum payment or an annuity to the Participant or his Beneficiary will constitute the complete discharge of all obligations of the Plan.

7.03   DEFERRED ANNUITY PURCHASE

       A deferred annuity shall be purchased on behalf of

       (a)    a Vested Participant;

       (b) a Retired Participant who makes an election to defer commencement of his retirement benefit in accordance with Section 4.07 or 7.02(e); and

       (c) a Participant's Spouse entitled to deferred benefits in accordance with Article VIII or who makes an election to defer commencement in accordance with Article VIII.

              The retirement benefit under the deferred annuity will initially be payable under the Normal Form of Retirement Benefit or one of the optional forms under Section 7.01, as elected by the Participant. Subject to Section 6.01, a Participant may, before the commencement of his retirement benefit, change such optional form to any other form of retirement benefit available under the annuity, including those available under Section 7.01 and the Normal Form of Retirement Benefit, by filing a request with the insurance company and complying with the terms and provisions of such annuity.

              If a deferred annuity is purchased on behalf of a Participant or Beneficiary, a lump sum distribution shall not be permitted at any later date.

                                  ARTICLE VIII

                        REQUIRED COMMENCEMENT OF BENEFITS

8.01   GENERAL RULES

       The terms of the Watts Industries, Inc. Pension Plan shall apply in determining required distributions as required under Section 401(a)(9) of the Code.

                                   ARTICLE IX

      BENEFITS ON TERMINATION OF EMPLOYMENT AND RETIREMENT UPON DISABILITY

9.01   TERMINATION GENERALLY

       All rights of a Participant to all benefits under the Plan will cease upon his termination of employment with the Employer prior to satisfaction of the conditions for retirement set forth in Article IV of the Plan, for a reason other than death, except as otherwise provided in the following Sections of this Article. The only benefits of any kind payable under any of the provisions of the Plan in the event of the death of a Participant prior to commencement of his retirement benefit are those provided in Article VI and Article VII hereof.

9.02   CONDITIONS FOR VESTED RETIREMENT BENEFITS

       If a Participant is in the employment of the Employer on the date he attains Normal Retirement Age, he shall have a one hundred percent (100%) vested interest in his Accrued Benefit. If the Participant terminates employment with the Employer at any time prior to his Normal or Early Retirement Date, other than by death or Disability, the Participant shall have a vested interest in his Accrued Benefit equal to the percentage determined in accordance with the following schedule on the basis of his Years of Service:

         NUMBER OF YEARS                   PERCENTAGE OF ACCRUED BENEFIT
         Less than 5 full years                          0%
         5 full years                                  100%

9.03   AMOUNT OF VESTED RETIREMENT BENEFIT

       (a) A terminated vested Participant shall receive his Accrued Benefit, determined as provided in this Section 9.03, commencing on his Normal Retirement Date. The amount of monthly retirement benefit payable shall be determined in the manner provided in Section 5.01 with years of Credited Service and Average Monthly Compensation determined as of the date of his termination of employment.

       (b) If a Participant satisfies the requirement for the commencement of benefits prior to his Normal Retirement Date in accordance with the provisions of Section 4.03(b) the amount of such pension shall be the vested amount provided in Section 9.02 reduced in accordance with the provisions of Section 1.02.

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9.04   SINGLE SUM PAYMENT OF VALUE OF VESTED RETIREMENT BENEFITS

       (a) Upon a Participant's termination of Service, the Committee shall direct the Trustee to pay him, in a single sum, an amount equal to the Actuarial Equivalent value, as of the date of payment of the vested Accrued Benefit payable in lieu of any other form of such retirement benefit, provided the amount of such Actuarial Equivalent is not in excess of $3,500 ($5,000, effective October 1, 2001). The Actuarial Equivalent value of such cash out shall be determined in accordance with the provisions of Section 1.02 of the Plan. The nonvested portion of a Participant's Accrued Benefit, if any, shall be treated as a forfeiture upon such cash out. For purposes of this Section, if the Actuarial Equivalent value of a Participant's vested Accrued Benefit is zero, the Participant shall be deemed to have received a distribution of such vested benefit.

       (b) If a Participant receives or is deemed to receive a distribution pursuant to this Section at a time when his Accrued Benefit was not fully vested and the Participant resumes covered employment under the Plan, he shall have the right to restore his Employer-derived Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) to the extent forfeited upon the repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate of five percent (5%). Such repayment must be made not later than five (5) years after the first date on which the Participant is subsequently reemployed by the Employer.

       (c) If a Participant receives or is deemed to receive a cashout under paragraph (a) above, then all Periods of Service for which he receives payment shall be disregarded for purposes of benefit accrual unless he makes the repayment described in paragraph
              (b)above.

9.05   PARTICIPANT AND SPOUSAL CONSENT FOR IMMEDIATELY DISTRIBUTABLE BENEFITS

       If the present value of a Participant's vested Accrued Benefit exceeds (or at any time of any prior distribution exceeded) three thousand five hundred dollars ($3,500), and the Accrued Benefit is immediately distributable, the Participant and the Participant's Spouse (or where either the Participant or the Spouse has died, the survivor) must consent to any distribution of such Accrued Benefit. The consent of the Participant and the Participant's Spouse shall be obtained in writing within the 90-day period ending on the Annuity Starting Date. The Committee shall notify the Participant and the Participant's Spouse of the right to defer any distribution until the Participant's Accrued Benefit is no longer immediately distributable. Such notification shall include a general description of the material features, and an explanation of the relative values of, the optional forms of benefit available under Article VII of the Plan in a manner that would satisfy the notice requirements of Code Section 417(a)(3), and shall be provided no less than thirty (30) days and no more than ninety (90) days prior to the Annuity Starting Date. Notwithstanding the foregoing, only the Participant need consent to the commencement of a distribution in the form of an Automatic Joint and Survivor Annuity, described in Section 6.01 of the Plan, while the Accrued Benefit is immediately distributable. Neither the consent of the Participant nor the Participant's Spouse shall be required to the extent that a distribution is required to satisfy Section 401(a)(9) or Section 415 of the Code. An Accrued Benefit is "immediately distributable" if any part of the Accrued Benefit could be distributed to the Participant (or surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age sixty-two
       (62).

       Notwithstanding the foregoing, the failure of a Participant and Spouse to consent to a distribution while a benefit is immediately distributable shall be deemed to be an election to defer commencement of any benefit sufficient to satisfy this Section.

9.06   DISABILITY TERMINATION

       (a) A Participant shall be eligible for a Disability Retirement as defined in Section 4.04 if he has incurred, through some unavoidable cause, a total and permanent Disability as defined in
              Article I. Disability shall be deemed to have resulted from an unavoidable cause unless it was contracted, suffered, or incurred while the Participant was engaged in a willful criminal enterprise or resulted from a deliberate self-inflicted injury.

       (b) Upon a Participant's retirement under this Section 9.06, the Participant shall be automatically entitled to receive a monthly retirement benefit, commencing on the first day of the month following his date of Disability, and continuing on the first day of each month thereafter during his lifetime. Such monthly retirement benefit shall be equal to (i) a benefit determined in the same manner as the monthly retirement benefit payable upon retirement at the Normal Retirement Date of the Participant, with Average Monthly Compensation and Credited Service determined as of the date of his Disability Retirement but reduced using the factors described in Article I for Early Retirement, or (ii) if the Disability Retirement commences prior to January 1, 1995, $200 multiplied by his full Years of Service, if greater than (i) above. Upon the election of the Participant, any pension payable under this Section 9.06 may be paid in an optional method of retirement payment as provided in Section 7.01 hereof, subject to the limitations therein for Disability Retirement and subject to the spousal consent provisions of Article VI.

       (c) Benefits payable under this Section 9.06 shall be in lieu of any benefits payable under any other Section of this Plan; provided however, any loss of rights to benefits under this Section 9.06 shall not deprive a Participant of any benefits that he might otherwise be entitled to receive under the Plan.

       (d)    If a Participant loses all rights to any benefits under this
              Section 9.06 because, prior to his Normal Retirement Date, his total and permanent Disability has ceased, and if such Participant resumes employment for the Employer immediately after the cessation of such Disability, then automatically after such resumption of employment he shall resume participation in the Plan. The benefits to which such Participant will subsequently be entitled, however, will be reduced by an amount which is the Actuarial Equivalent of any benefits the Participant has received.

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                                    ARTICLE X

                                     FUNDING

10.01  CONTRIBUTIONS BY PARTICIPANTS

       No contributions by Participants will be required or permitted under the Plan.

10.02  CONTRIBUTIONS BY EMPLOYER

       (a) The cost of all benefits payable under the Plan will be borne by the Employer. The Employer shall establish and maintain a policy for funding such cost so that such policy causes the Plan to be funded consistent with Federal law. Contributions by the Employer shall be paid to a Trustee or Life Insurance Company at such times and in such amounts as shall be determined by the Board acting under the advice of an actuary, who shall be an actuary enrolled by the United States Government in accordance with Subtitle C of Title III of the Employee Retirement Income Security Act of 1974, as amended. All contributions shall be irrevocable and may be used only for the benefit of the Participants and their Contingent Annuitants, Spouses and/or Beneficiaries. The actuarial liabilities for benefits under the Plan that may be forfeited in the. event of severance of employment, death, or for any other reason, shall be used in the determination of Employer Contributions made immediately following such forfeiture to effect a reduction in such contributions and shall in no event be applied to increase any of the benefits under the Plan.

       (b) In addition to its contributions, the Employer may elect to pay all the administrative expenses of the Plan and all fees and retainers of the Plan's Trustee, actuary, accountant, counsel, consultant, administrator, or other specialist so long as the Plan or Trust Fund remains in effect. If the Employer does not pay all or part of such expenses, the Trustee shall pay these expenses from the Trust Fund. All expenses directly relating to the investments of the Trust Fund, including taxes, brokerage commissions, and registration charges must be paid from the Trust Fund.

10.03  FUND

       The Employer, in order to establish a fund for payment .of benefits under the Plan, has entered into a Trust Agreement with the Trustee, whereby the contributions are held, invested and applied to the payment of benefits hereunder. The Trust Agreement shall contain such powers and reservations as to investments, reinvestment, control and disbursements of the funds, and such other provisions consistent with the provisions of the Plan and its nature and purposes as shall be agreed upon and set forth therein. The Trustee shall, in accordance with the terms of such agreement, accept and receive all sums of money paid to it from time to time by the Employer and shall hold, invest, reinvest, manage and administer such moneys and the increment, increase, earnings and income thereof as a fund for the exclusive benefit of the Participants and their Contingent Annuitants, Spouses and/or Beneficiaries. In no event shall it be possible at any time prior to the satisfaction of all liabilities, fixed or contingent, under the Plan for any part of the assets of the Trust Fund, whether principal or income, to be used for, or diverted to, purposes other than those stated herein. The Trustee shall not have the power to inquire into the correctness of the amounts tendered to it as required by the Plan, nor to enforce the payment of any contributions hereunder.

                                   ARTICLE XI

                                 ADMINISTRATION

11.01  ASSIGNMENT OF ADMINISTRATIVE AUTHORITY

       The Board shall appoint a Committee the members of which shall be officers or other Employees, or any other individuals, who shall be appointed by and serve at the pleasure of the Board. A member may resign, by written resignation to the Board and Committee. Vacancies arising by virtue of resignation, death or otherwise, shall be filled by the Board. The members of the Committee shall exercise their duties on the Committee as fiduciaries, having due regard for the standards that a prudent man would exercise under similar circumstances. No member shall participate in the discussion or vote on any matter regarding his own benefit.

11.02  ORGANIZATION AND OPERATION OF COMMITTEE

       The Committee shall hold meetings upon such notice, at such place or places and at such time or times, as the Committee may, from time to time, determine. The Committee shall act by a majority of its members at the time in office, and such action may be taken either by a vote at a meeting or in writing without a meeting. The Committee may authorize any one or more of its members to execute any document or documents on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of its member or members so designated. Committee directions to the Trustee must be performed in a manner consistent with the terms of the applicable Trust Agreement. The Committee may adopt such bylaws and regulations as it deems desirable for the conduct of its affairs. It may appoint such agents who need not be members of the Committee, as it may deem necessary for the effective performance of it's duties, and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Committee may deem expedient or appropriate. The compensation of such agents shall be fixed by the Committee within limits set by the Board. Any delegates appointed by the Committee pursuant to this Section 11.02 shall enjoy and be bound by the same powers and duties accorded to the Committee by
       Section 11.03.

11.03  POWERS AND DUTIES

       The Committee shall administer the Plan in accordance with its terms and pursuant to uniform rules of procedure; it shall have full discretionary authority and responsibility for administration of the Plan. The Committee shall interpret the Plan and shall determine eligibility to participate and, all questions arising in the administration, interpretation, and application of the Plan. All disbursements of benefits under the Plan by the Trustee shall

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       be made upon, and in accordance with, the written instructions of the
       Committee. The decisions by the Committee upon all matters within the scope of its authority shall be conclusive and binding on all persons.

11.04  RECORDS AND REPORTS OF COMMITTEE

       The Committee shall keep a record of all its proceedings and acts, and shall keep all such books of account, records, and other data as may be necessary for proper administration of the Plan. The Committee shall notify the Board of any action taken by the Committee and, when required, shall notify any other interested person or persons.

11.05  PAYMENT OF EXPENSES

       The members of the Committee shall serve without compensation for services as such, but the Employer shall pay or reimburse the Committee for all expenses reasonably incurred by the Committee, including the compensation of its agents.

11.06  DETERMINATION OF BENEFITS

       (a) The Committee shall establish rules and procedures to . be followed by the Participants, Spouses and Contingent Annuitants, in filing applications for benefits and for furnishing and verifying proofs necessary to establish age, Service, Credited Service, Average Monthly Compensation, and any other matters required in order to establish the right to benefits in accordance with the Plan.

       (b) The Committee shall receive all applications for benefits. Upon receipt by the Committee of such an application, it shall determine all facts which are necessary to establish the right of the applicant to benefits under the provisions of the Plan and the amount thereof as herein provided. Upon request, the Committee will afford any applicant the right of a hearing with respect to any finding of fact or determination.

       (c) To enable the Committee to perform its functions, the Employer shall supply full and timely information to the Committee of all matters relating to the retirement, death or other cause for termination of employment of all Participants and such other pertinent facts as the Committee may require; and the Committee shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's administration of the Fund.

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11.07  ADDITIONAL COMMITTEE DUTIES

       The Committee shall prepare and distribute to the Participants, at the expense of the Employer, and in such a manner as it shall deem appropriate, information concerning the Plan.

11.08  RELIANCE ON REPORTS

       Members of the Committee and the Employer shall be entitled to rely upon all tables, valuations, certificates and reports furnished by any actuary designated by the Board, upon all certificates and reports made by an accountant selected or approved by the Board, upon all opinions by any counsel selected or approved by the Committee and upon all opinions by any counsel selected or approved by the Board, and the members of the Committee and the Employer and its, officers and the Trustee shall be fully protected in respect to any action taken or suffered in good faith reliance upon the advice or opinion of any such actuary, accountant, physician or counsel, provided such actuary, accountant, physician or counsel was selected in a prudent manner, and all action so taken or suffered shall be conclusive upon each of them and upon all Participants, Contingent Annuitants, Spouses and/or Beneficiaries.

11.09  LIABILITY AND INDEMNIFICATION

       The members of the Committee shall act as fiduciaries with respect to all of the provisions of the Plan, except with regard to the holding, investing, reinvesting and managing the assets of the Fund, and shall act with respect to all matters within their scope of authority as prudent men would act under like circumstances. The Trustee designated hereof shall be a fiduciary or fiduciaries solely with regard to the holding, investing, reinvesting and managing of the assets of the Fund. Nevertheless, the Employer shall indemnify the members of the Committee with regard to any expense the Trustee may incur in defending a suit arising out of the performance of the duties imposed upon them by this Plan or any liability that may arise with respect to the payment of any judgment or settlement arising from any responsibility imposed by this Plan, except' for any willful misconduct or any act done in bad faith. The Employer shall also indemnify any member of the Board and any other Employee of the Employer with regard to any expense they may incur in defending a suit arising out of the performance of the duties imposed upon them by this Plan or any liability that may arise with respect to the payment of any judgment or settlement from any responsibility imposed by this Plan, except for any willful misconduct or any act done in bad faith.

11.10  LIMITATION OF POWERS OF COMMITTEE

       The Committee shall have no power in any way to modify, alter, add to or subtract from any provision of the Plan without formal Plan amendment. Further, actions taken or instructions given by the Committee shall be uniform in their nature and applicable to all Participants in a non-discriminatory manner.

11.11  CLAIM PROCEDURE FOR BENEFITS

       (a) Any application for benefits or request for specific information with respect to benefits under the Plan, must be made to the Committee in writing by a Participant or his Beneficiary. Oral communications will not be recognized as a formal request or claim for benefits.

       (b) The Committee shall provide adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan has been denied (i) setting forth the specific `reasons for such denial, specific references to pertinent plan provisions, a description of any material and information which had been requested but not received by the Committee, and (ii) advising such Participant or Beneficiary that any appeal of such adverse determination must be in writing to the Committee, within such period of time designated by the Committee but, until changed, not more than sixty (60) days after receipt of such notification, and must include a full description of the pertinent issues and basis of claim.

       (c) If the Participant or Beneficiary fails to appeal such action to the Committee in writing within the prescribed period of time, the Committee's adverse determination shall be final.

       (d) If an appeal is filed with the Committee, the Participant or Beneficiary shall submit such issues he. feels are pertinent and the Committee shall re-examine all facts, make a final determination as to whether the denial of benefits is justified under the circumstances, and advise the Participant or Beneficiary in writing of its decision and the specific reasons on which such decision was based, within sixty (60) days of receipt of such written request, unless special circumstances require a reasonable extension of such 60-day period.

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                                   ARTICLE XII

                      AMENDMENT AND TERMINATION OF THE PLAN

12.01  AMENDMENT OF PLAN

(a) The Employer shall, by written resolution of the Board, have the right at any time, and from time to time, to amend, in whole or in part, any or all of the provisions of the Plan. However, no such amendment shall authorize or permit any part of the Fund (other than such part as is required to pay taxes and administration expenses) to be used or diverted to purposes other than for the exclusive benefit of the Participants or their Contingent Annuitants, Spouses or Beneficiaries; no such amendment shall cause any reduction in the amount of benefits which at the time of such amendment shall have accrued for the Participants or their Contingent Annuitants, Spouses or Beneficiaries, or cause or permit any portion of the Fund to revert to or become property of the Employer, except as provided in Section 12.02 hereof in the event of the termination of the Plan; and no such amendment which affects the rights, duties or responsibilities of a Trustee may be made without the affected party's written consent. No such amendment shall have retroactive effect except that an amendment adopted during a Plan Year, or within two and one-half (2-1/2) months after the close of the Plan Year, which does not reduce the Accrued Benefit of any Participant may be made effective retroactively, but in no event shall the retroactive date of the effect of such amendment be earlier than the first day of the Plan Year.

(b)    Furthermore, no amendment shall be made to the vesting provisions of
       Article IX of the Plan which has the effect of reducing the nonforfeitable benefit to which the Participant would have been entitled to in accordance with the provisions of Article IX if he had terminated his employment with the Employer on the date on which such amendment is to be effective, nor shall any amendment affecting the vesting provisions in Article IX of the Plan be made unless any Participant who has completed three (3) Years of Service on the date on which such amendment is to be effective, is allowed to elect to have this nonforfeitable percentage computed under the prior vesting schedule. For Participants who do not have one (1) Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five (5)" for "three (3)" Years of Service.

       The period during which the election may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

       (i)    sixty (60) days after the amendment is adopted;

       (ii)   sixty (60) days after the amendment becomes effective; or

       (iii) sixty (60) days after the Participant is issued written notice of the amendment by the Committee.

       (c) Any amendment to the Plan shall become effective upon execution of an appropriate written instrument, undertaken pursuant to authorization by the Board, except that for the purposes of this
              Section 12.01, should the top heavy provisions of Section 15.01 become operative, the vesting schedule in Section 9.02 shall be deemed to have been amended.

12.02  TERMINATION OF PLAN

       (a) The Trust established under Article X hereof, shall be an irrevocable Trust and the Employer expects to continue the Plan indefinitely. However, necessarily, the Employer by action of the Board reserves the right to terminate the Plan at any time: If the Employer terminates the Plan, or it is otherwise terminated, the Trustee shall continue to administer the Fund in accordance with the provisions hereof. Under no conditions, however, will any portion of the Fund at any time revert to or become the property of the Employer except as provided in Subsection (e) of this
              Section 12.02. Upon termination or partial termination of the Plan, the rights of each Participant involved in such termination to benefits accrued to the date of such termination or partial termination are nonforfeitable.

       (b) However, any termination (other than a partial termination or an involuntary termination pursuant to Section 4042 of ERISA) must satisfy the requirements and follow the procedures outlined herein and in Section 4041 of ERISA for a Standard Termination or a Distress Termination. Upon any termination (full or partial), all amounts shall be allocated in accordance with the provisions hereof and the Accrued Benefit, to the extent funded as of such date, of .each affected Participant shall become fully vested and shall not thereafter be subject to forfeiture.

       (c)    STANDARD TERMINATION PROCEDURE

              (i) The Administrator shall first notify all "affected parties" (as defined in Section 4001(a)(21) of ERISA) of the Employer's intention to terminate the Plan and the proposed date of termination. Such termination notice must be provided at least sixty (60) days prior to the proposed termination date. However, in the case of a standard termination, it shall not be necessary to provide such notice to the Pension Benefit Guaranty

                     Corporation (PBGC). As soon as practicable after the termination notice is given, the Administrator shall provide a follow-up notice to the PBGC setting forth the following:

                     (A) a certification of an enrolled actuary of the projected amount of the assets of the Plan as of the proposed date of final distribution of assets, the actuarial present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under the Plan as of the proposed termination date, and confirmation that the Plan is projected to be sufficient for such "benefit liabilities" as of the proposed date of final distribution;

                     (B) a certification by the Administrator that the information provided to the PBGC and upon which the enrolled actuary based his certification is accurate and complete; and

                     (C) such other information as the PBGC may prescribe by regulation. The certification of the enrolled actuary and of the Administrator shall not be applicable in the case of a plan funded exclusively by individual insurance contracts.

              (ii) No later than the date on which the follow-up notice is sent to the PBGC, the Administrator shall provide all Participants and Beneficiaries under the Plan with an explanatory statement specifying each such person's "benefit liabilities", the benefit form on the basis of which such amount is determined, and any additional information used in determining "benefit liabilities" that may be required pursuant to regulations promulgated by the PBGC.

              (iii) A standard termination may only take place if at the time the final distribution of assets occurs, the Plan is sufficient to meet all "benefit liabilities" determined as of the termination date.

       (d) Upon termination of the Plan, benefits of missing Participants shall be treated in accordance with Section 4050 of ERISA.

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12.03  LIMIT FOR 25 HIGHEST PAID EMPLOYEES

       (a) In years beginning on or after January 1, 1992 and in the event of Plan termination, the benefit of any Highly Compensated active or former Employee is limited to a benefit that is nondiscriminatory under Section 401(a)(4).

              For Plan Years beginning on or after January 1, 1992, benefits distributed to any of the twenty-five (25) most Highly Compensated active and former Highly Compensated Employees are restricted such that the annual payments are no greater than an amount equal to the payment that would be made on behalf of the Employee under a single life annuity that is the Actuarial Equivalent of the sum of the Employee's Accrued Benefit and the Employee's other benefits under the Plan.

              The preceding paragraph shall not apply if:

              (i) after payment of the benefit to an Employee described in the preceding paragraph, the value of plan assets equals or exceeds one hundred ten percent (110%) of the value of current liabilities, as defined in Code Section 412(1)(7), or

              (ii) the value of the benefits for an Employee described above is less than one percent (1%) of the value of current liabilities.

              For purposes of this Section, benefit includes loans in excess of the amount set forth in Code Section 72(p)(2)(a), any periodic income, any withdrawal values payable to a living Employee, and any death benefits not provided for by insurance on the Employee's life.

       (b) Notwithstanding the otherwise applicable restrictions on distributions of benefits incident to early Plan termination, a Participant's otherwise restricted benefit may be distributed in full upon depositing with an acceptable depository property having a fair market value equal to one hundred twenty-five percent (125%) of the amount which would be repayable had the Plan terminated on the date of the lump sum distribution. If the market value of the property held by the depository falls below one hundred ten percent (110%) of the amount which would be repayable if the Plan were then to terminate, additional property necessary to bring the value of the property held by the depository up to one hundred twenty-five percent (125%) of such amount will be deposited.

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                                  ARTICLE XIII

                             PARTICIPATING COMPANIES

13.01  ADOPTION BY OTHER ENTITIES

       Any corporation or other business entity may, by resolution of its own governing body, and with the written approval of the Board, adopt the Plan and thereby become an Employer. Notwithstanding the adoption of the Plan by other entities, the Plan will be administered as a single plan and all Plan assets will be available to pay benefits to all Participants under the Plan.

13.02  ACTUARIAL VALUATION

       The Committee shall have the Plan's actuary make an annual actuarial valuation with respect to the Plan to determine the contribution as required in accordance with Article X.

13.03  RIGHT TO WITHDRAW (PLAN SPINOFF)

       Each Employer having adopted the Plan shall have the right as of the last day of any month to withdraw from `the Plan and/or Trust Agreement by delivering to the Board, the Committee and the Trustee written notification from its own governing body of such action and setting forth the date as of which the withdrawal shall be effective.

                                   ARTICLE XIV

                                  MISCELLANEOUS

14.01  HEADINGS AND SUBHEADINGS

       The headings and subheadings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

14.02  GENDER AND NUMBER

       Wherever any words are used herein in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

14.03  PARTICIPANTS' RIGHTS: ACQUITTANCE

       Neither the establishment of the Plan, nor any modification thereof, nor the creation of the Fund, nor the payment of any benefits, shall be construed as giving to a Participant or other person any legal or equitable right against the Employer, or any officer or Employee thereof, or a Trustee, or the Committee, except as herein provided. Under no circumstances shall the terms of employment of a Participant be modified or in any way affected hereby.

14.04  RECEIPT OR RELEASE

       Any payment to a Participant, Contingent Annuitant, Spouse or Beneficiary or to their legal representatives, in accordance with the provisions of the Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, the Committee and the Employer, any of whom may require such Participant, Contingent Annuitant, Spouse, Beneficiary, or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by a Trustee, the Committee or the Employer as the case may be.

14.05  SPENDTHRIFT CLAUSE

       Except insofar as may be contrary to any applicable law, no payment of any benefit under the Plan shall be assignable and no such payment or contribution shall be subject to the claims of any creditor. The preceding sentence shall not apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant, pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or any domestic relations order entered before January 1, 1985. In any event, benefits shall be paid from the Plan in accordance with the applicable requirements of such qualified domestic relations order. The Committee shall set forth in writing, reasonable procedures for determining the qualified status of a `domestic relations order and for administering distributions under such qualified order.

14.06  PAYMENTS TO LEGALLY INCOMPETENT

       If any Participant, Contingent Annuitant, Spouse or Beneficiary is a minor or is, in the judgment of the Committee, otherwise legally incapable of personally receiving and giving a valid receipt for any payment due him under the Plan, the Committee may, unless and until claim shall have been made by a duly appointed guardian or committee of such person, make such payment or any part thereof to such person's Spouse, child, parent, brother or sister or other person deemed by the Committee to have incurred expense for or assumed responsibility for the expenses of such person. Any payment so made shall be a complete discharge of any liability under the Plan for such payment.

14.07  DELEGATION OF AUTHORITY BY THE BOARD

       Whenever the Employer, under the terms of the Plan, is permitted or required to do or perform any act or matter or thing, it shall be done and performed by any person thereunto duly authorized by the Board.

14.08  DISTRIBUTION OF BENEFITS UNDER PLAN

       No benefits shall be distributed under the Plan except (a) in the event of the retirement of a Participant as provided in Article IV hereof, (b) in the event of death, disability, or other termination of employment of a Participant before retirement for any cause as provided in Article VI and Article IX hereof, or (c) in the event that a court of competent jurisdiction compels payment of benefits from this Plan pursuant to an order which the Committee determines to be a qualified domestic relations order, as described in Code Section 414(p). The Committee shall establish rules to determine whether a court order is a qualified domestic relations order.

14.09  DIVESTMENT OF BENEFITS

       No payment of benefits provided under the Plan shall be forfeited, when due, because of any action of a Participant or his Contingent Annuitant, Spouse or Beneficiary, except for the lack of fulfillment of any requirement under any of the terms of the Plan for the completion of any specified period of Service, Credited Service or the attainment of any specified age, for qualification for such benefits.

14.10  CONSTRUCTION OF PLAN

       The Plan shall be governed and construed under the laws of the State of New York to the extent not preempted by ERISA.

14.11  EXECUTION OF PLAN

       The Plan may be executed in any number of counterparts, each of which may be deemed the original although the others shall not be produced.

14.12  DEDUCTIBILITY OF CONTRIBUTIONS

       Each Employer Contribution is specifically conditioned on the deductibility of the contribution under Code Section 404, and to the extent such contribution, or any part thereof, is disallowed, the contribution, or any part thereof that is disallowed, shall be returned to the Employer within one year after the date of disallowance.

14.13  LOST BENEFICIARY OR PARTICIPANT

       If a benefit is forfeited because the Participant, Spouse, Contingent Annuitant or Beneficiary cannot be found, such benefit will be reinstated if a claim is made by the Participant, Spouse, Contingent Annuitant or Beneficiary. In the event that any check or final notice of payment of benefits under the Plan remains outstanding at the expiration of six months from the date of mailing of such check or notice to the last known address of the payee, the Committee shall notify the Trustee to stop payment on all outstanding checks `and to suspend the issuance of further checks or notice, if any, to such payee. If, during the three-year period (or such other period as specified in the Trust Agreement) from the date of mailing of the first such check or of notice that a benefit is due under the Plan, the Committee cannot establish contact with the payee by taking such action as it deems appropriate and the payee does not make contact with the Committee, any benefits to which such payee is entitled shall be forfeited. Any benefit so forfeited shall be restored if a claim is made for the unpaid benefit at any subsequent date and the Plan has not been terminated as of such date. Contributions required to be made in accordance with Article X shall reflect such forfeitures and restoration in the same manner as expense gains and losses are reflected in the funding method used by the Plan.

14.14  DUPLICATION OF BENEFITS

       (a) If a Participant is entitled to any retirement income or other benefits attributable to Employer Contributions from any other qualified defined benefit retirement plan or annuity maintained by the Employer, the benefits to which such Participant may be entitled under this Plan shall be reduced by an amount equal to such other retirement income or benefits, to the extent such benefits are attributable to concurrent periods of employment.

       (b) In the determination of any benefit to which a Participant or Beneficiary will be entitled under the Plan, adjustments shall be made to reflect any amounts previously distributed under the Plan and to reflect any amounts required to be paid to the Participant's Spouse or former Spouse under any law or qualified domestic relations order as described in Code Section 414(p).

14.15  MERGER OR CONSOLIDATION

       The Plan may be merged or consolidated with, or its assets or liabilities transferred in whole or in part to, another Plan which meets the requirements of Sections 401(a) and 501(a) of the Code only if each Participant would, if either the Plan or the other plan terminated immediately after the merger, consolidation or transfer, then receive a benefit which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer if the Plan then terminated.

14.16  RETURN OF CONTRIBUTIONS AS A RESULT OF MISTAKE OF FACT

       Notwithstanding any other provision to the contrary the general prohibition against diversion of plan assets does not preclude the return of contributions made by an Employer to the Plan if the contribution was made by reason of a mistake of fact and the return to the Employer of the amount involved is made within one year of the mistaken payment of the contribution.

14.17  DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS

       (a) With respect to distributions made on and after January 1, 1993, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid, in a direct rollover, directly to an Eligible' Retirement Plan specified by the Distributee, subject to the limitations and exceptions granted in proposed and temporary regulations issued under Section 401(a)(31) of the Code and other guidance issued for reliance by the Internal Revenue Service.

              The Committee, in establishing administrative procedures and plan distribution rules, shall comply with the provisions of Section 401(a)(31) of the Code and proposed and temporary as well as any future final regulations thereunder, including any guidance issued for reliance by the Internal Revenue Service.

       (b)    DEFINITIONS.

              (i) ELIGIBLE ROLLOVER DISTRIBUTION: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; effective January 1, 1999, any hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

              (ii) ELIGIBLE RETIREMENT PLAN: An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                     Section 408(b) of the Code, an annuity plan described in
                     Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

              (iii) DISTRIBUTEE: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving Spouse or former Spouse who is an alternate payee under a qualified domestic relations order as defined in
                     Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former Spouse.

              (iv) DIRECT ROLLOVER: A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

14.18  QUALIFIED DOMESTIC RELATIONS ORDERS

       (a)    Qualified Domestic Relations Order

              (i) A Qualified Domestic Relations Order (hereinafter referred to as "QDRO") is a Domestic Relations Order which creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to, receive all or a portion of the benefits payable with respect to a Participant under the Plan, and which the Committee has determined meets the requirements of Paragraphs (ii) and
                     (iii).

              (ii) A Domestic Relations Order meets the requirements of a QDRO only if the order clearly specifies

                     (A) the name and the last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee covered by the order;

                     (B) the amount or percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined;

                     (C) the number of payments or period to which such order applies; and

                     (D)    that the order applies to this Plan.

              (iii) A Domestic Relations Order meets the requirements of a QDRO only if the order

                     (A) does not require the Plan to provide any type or form of benefits, or any option, not otherwise provided under the Plan;

                     (B) does not require the Plan to provide increased benefits (determined on the basis of actuarial value); and

                     (C) does not require the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another Domestic Relations Order previously determined to be a QDRO.

              (iv) In the case of any payment before a Participant has separated from service, a QDRO shall not be treated as failing to meet the requirements of Paragraph (iii)(A) above solely because the order requires the payment of benefits to an Alternate Payee

                     (A) on or after the date on which the Participant attains(or would have attained) the Earliest Retirement Age;

                     (B) as if the Participant had retired on the date such payment is to begin under such order; and

                     (C) in any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse).

              (v) For purposes of Paragraph (iv), Earliest Retirement Age means the earlier of

                     (A) the date on which the Participant is entitled to a distribution under the Plan; or

                     (B) the later of (1) the date the Participant attains age 50 or (2) the earliest date on which the Participant could begin receiving benefits under the Plan if such Participant separated from service.

                     Notwithstanding any provisions of the Plan to the contrary, for purposes of Subparagraph (A) above, a distribution to an Alternate Payee may be made prior to the date on which the Participant is entitled to a distribution under Section
                     4.03 if requested by the Alternate Payee to the extent such distribution is permitted under the QDRO. Nothing in this provision shall permit the Participant to receive a distribution at a date otherwise not permitted under
                     Section 4.03 nor shall it permit the Alternate Payee to receive a form of payment not permitted in Section 7.01.

       (b)    PROCEDURES

              Upon receipt of a Domestic Relations Order, the Committee shall take, or cause to be taken, the following actions:

              (i) The Committee shall promptly notify the Participant, each Alternate Payee covered by the order and each representative for these parties of the receipt of the Domestic Relations Order. Such notice shall include a copy of the order and these QDRO Procedures for determining whether such order is a QDRO.

              (ii) Once a Domestic Relations Order has been received no distributions will be made from the Plan to the Participant upon a subsequent termination until after the payment to the Alternate Payee has been determined, unless the Committee determines the order not to be a QDRO.

              (iii) Within a reasonable period after receipt of a Domestic Relations Order, the Committee shall determine whether it is a QDRO and shall notify the parties indicated in Paragraph (i) of such determination. Such notice shall indicate whether the benefits payable to the Alternate Payee in accordance with the QDRO are subject to a previously existing QDRO.

              (iv) Pending the Committee's determination of whether a Domestic Relations Order is a QDRO, if payments are due to be paid to the Participant, the Committee shall withhold payment and separately account for the amounts otherwise payable to the Alternate Payee during such period if the order is subsequently determined to be a QDRO (hereinafter referred to as the "segregated amounts"). If, within the 18-month period beginning with the date the first payment would have been required to be made under the Domestic Relations Order, the Committee determines the order to be a QDRO, the Committee shall pay the segregated amounts, including any interest thereon, to the person or persons entitled thereto. If, within such 18-month period, the Committee determines an order is not a QDRO or the Committee fails to reach a decision, the Committee shall pay the segregated amounts to the Participant. If, after the 18-month period, the Committee subsequently determines that the order is a QDRO, the Committee shall pay benefits subsequent to such determination in accordance with the order. If action is taken in accordance with this Subsection (b), the Plan's obligation to the Participant and each Alternate Payee shall be discharged to the extent of any payment made pursuant to the QDRO.

              (v) In determining the segregated amounts in accordance with Paragraph (iv), the Participant's vested interest shall be prorated between the Participant and Alternate Payee and the entire amount of any nonvested interest will be credited to the Participant and not taken into consideration in making such determination. Any future accruals will be credited to the Participant and not the Alternate Payee.

              (vi) Upon a determination by the Committee that a Domestic Relations Order is a QDRO, the Committee shall arrange for benefits to be paid to the Alternate Payee in accordance with such order and Sections 4.03 and 7.01 as if the Participant had terminated employment at such time.

              (vii) If benefits are not immediately distributable to the Alternate Payee, such amount shall be separately accounted for until such time as the distribution is made.

              (viii) The Alternate Payee shall be treated as a Beneficiary for all purposes of the Plan. The foregoing provisions are effective for QDROs entered into on or after January 1, 1985, except that, in the case of a Domestic Relations Order entered into before January 1, 1985, the Committee
                     (i) may treat such order as a QDRO even though such order fails to meet the requirements of Subsections (a)(ii) and
                     (iii) above, and (ii) must treat such order as a QDRO if benefits were being paid pursuant to such order on January 1, 1985.

                                   ARTICLE XV

                              TOP-HEAVY PROVISIONS

15.01  GENERAL PROVISIONS

       For any Plan Year for which this Plan is a "top-heavy plan" or a "super top-heavy plan" as defined in Section 15.07 below, and any other provisions of this Plan to the contrary notwithstanding, this Plan shall be subject to:

       (a)    The vesting provisions of Section 15.02,

       (b)    The minimum benefit provisions of Section 15.03,

       (c)    The limitation on Compensation set by Section 15.04, and

       (d)    The limitation on benefits set by Section 15.05.

15.02  MINIMUM VESTING

       Each Participant who has completed the number of Years of Service specified in the following table shall have a nonforfeitable right to the percentage of the benefit accrued under this Plan correspondingly specified in the following table:

                                Percentage of
            Years              Nonforfeitable
         of Service                Benefit
         ----------            --------------
              2                       20
              3                       40
              4                       60
          5 or more                  100

15.03  MINIMUM BENEFITS

       Each Participant who is a Non-Key Employee shall be entitled to an Accrued Benefit in the form of an annual benefit, payable as a single life annuity (with no ancillary benefits) beginning at the Participant's Normal Retirement Date, that shall be not less than the applicable percentage (as defined in paragraph (a) below) of the Participant's average annual Compensation for years in the testing period (as defined in paragraph (b) below).

(a) "Applicable percentage" means the lesser of two percent (2%) multiplied by the number of Plan Years in which the Plan is top-heavy or super top-heavy, or twenty percent (20%).

(b) "Testing period" means, with respect to a Participant, the period of consecutive Years of Service (not exceeding five (5)) during which the Participant had the greatest aggregate Compensation from the Employer. The testing period shall not include any year not included as a Year of Service in Article III hereof. The testing period shall also not include any Year of Service that ends in a Plan Year beginning before January 1, 1984, or that begins after the close of the last Plan Year in which the Plan was a top-heavy plan.

       The minimum benefit under this Section 15.03 shall not take into account any benefits payable under the Social Security Act or any other Federal or state law.

15.04  LIMITS ON COMPENSATION

       For any Plan Year in which the Plan is a top-heavy plan or a super top-heavy plan, annual Compensation taken into account under this Article XV shall be Compensation as defined in Article I, `without regard to Code Sections 125, 402(a)(8), 402(h)(1)(B) or any Employer contributions under a salary reduction agreement, except those made under Code Section 403(b).

15.05  TRANSITIONAL RULE

       (a)    Except as otherwise provided in subsection (b) and (c) of this
              Section 15.05, if for any Plan Year this Plan is a top-heavy plan, or a super top-heavy plan then the denominator of both the Defined Contribution Fraction and the Defined Benefit Fraction shall be calculated as set forth in Section 5.04 for the limitation year ending in such Plan Year by substituting "1 .0" for "1.25" in each place such figure appears. Furthermore, the transitional rule set forth in Section 5.04 shall be applied by substituting "$41,500" for "$51,875."

       (b) If, but for this subsection (b), subsection (a) would begin to apply with respect to this Plan because it is determined to be top-heavy or super top-heavy, the application of subsection (a) shall be suspended with respect to any individual for whom there are no Employer contributions, forfeitures or voluntary nondeductible contributions allocated, or accruals for such individual under this Plan.

       (c) For any Plan Year in which this Plan is a top-heavy plan, but not a super top-heavy plan, the provisions of Section 5.04 shall be applied without reference to subsection (a) above and the' transitional rule set forth in Section 5.04 shall be applied without reference to subsection (a) above, provided that the "applicable percentage" in paragraph (a) of Section 15.03 is applied by substituting "three percent (3%)" for "two percent (2%)" and by increasing twenty percent (20%) by one (1) percentage point (up to a maximum of thirty percent (30%)) for each year during which this subsection (c) applies.

15.06  AGGREGATION OF PLANS

       (a) In the event that another defined benefit plan provided by the Employer provides benefits for Participants in this Plan, and that plan is required to be aggregated with this Plan, the minimum benefit required by Section 15.03 shall be provided by this Plan.

       (b) "Aggregation group" means the group of plans, if any, that includes both the group of plans that are required to be aggregated and the group of plans that are permitted to be aggregated.

              (i) The group of plans that are required to be aggregated (the "Required Aggregation Group") includes each plan of the Employer in which a Key Employee is participating, and each other plan of the Employer which enables a plan in which a Key Employee participates to meet the requirements of either I.R.C. Section 401(a)(4) or Section 410.

              (ii) The group of plans that are permitted to be aggregated (the "Permissive Aggregation Group") includes any plan that is not part of the required group and that the Committee certifies as constituting a plan within the permissive aggregation group. Such plan may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continues to meet the requirements of both Code Sections 401(a)(4) and 410.

       (c) If any Participant is also covered by a defined contribution plan or plans maintained by the Employer, the minimum Accrued Benefit determined in accordance with subsection (a) shall be reduced by the amount of retirement income payable in the form of a life only annuity commencing on the first day of the month coincident with or next following the Participant's Normal Retirement Date which may be provided with the Participant's Account. The amount of retirement income available shall be determined using the actuarial assumptions specified in the Plan for determining the lump sum value of an Accrued Benefit.

       (d) For purposes of this Section, only benefits derived from Employer contributions are to be taken into account to determine whether the minimum benefit has been satisfied.

15.07  THE-HEAVY DEFINITIONS

       (a)    TOP HEAVY PLAN

              This Plan shall be a "top-heavy plan" for any Plan Year if, as of the Determination Date, the present value of the cumulative Accrued Benefits including the value of any non-proportionally subsidized benefits (and excluding the value of proportionally subsidized benefits) under the Plan for Participants (including former Participants) who are Key Employees exceeds sixty percent (60%) of the present value of such cumulative Accrued Benefits under the Plan for all Participants; or if this Plan is included in a Required Aggregation Group which for such Plan Year is a top-heavy group. In determining whether this Plan constitutes a top-heavy plan, the Committee shall make the following adjustments in connection therewith:

              (i) In determining the present value of the cumulative Accrued Benefit of any Participant, such present value shall include the amount in dollar value of the aggregate distributions made to such Participant under the applicable plan during the five (5) year period ending on the Determination Date. The preceding sentence shall also apply to distributions made on account of death to the extent such benefits do not exceed the present value of Accrued Benefits existing immediately prior to death, as well as distributions under a terminated plan which if it had not been terminated would have been required to be included in an Aggregation Group.

              (ii) Further, in making any determination whether the Plan is top-heavy or the Aggregation Group of which it is a part is a top-heavy group, such present value shall not include any unrelated rollover contribution (or similar transfer) which is both initiated by the Participant and made to the Plan after December 31, 1983 from a plan maintained by another Employer.

              (iii) Further, in making such determination, in any case where an individual is a Non-Key Employee with respect to an applicable plan but was a Key Employee with respect to such plan for any prior Plan Year, any Accrued Benefit of such Participant shall be altogether disregarded. For this purpose, to the extent that a Key Employee is deemed to be a Key Employee if he or she met the definition of Key Employee within any of the four (4) preceding Plan Years, this provision shall apply following the end of such period of time.

              (iv) Further, in making such determination for Plan Years beginning after December 31, 1984, the present value of the Accrued Benefit or account of any Participant who has not received any Compensation from the Employer during the five
                     (5) year period ending on the Determination Date, shall be disregarded.

              (v) For purposes of determining whether the Plan is top heavy, a Participant's Accrued Benefit will be determined under a uniform accrual method which applies in all defined benefit plans of the Employer, or where there is no such method, under the fractional rule.

       (b)    SUPER TOP-HEAVY PLAN

              This Plan shall be a "super top-heavy plan" for any Plan Year if, as of the Determination Date, the Plan would be top-heavy if "ninety percent (90%)" were substituted for "sixty percent (60%)" in the preceding paragraph, or if this Plan is included in a Required Aggregation Group which for such Plan Year would be a Top-heavy Group, if "ninety percent (90%)" were substituted for "sixty percent (60%)" in the paragraph above.

       (c) Actuarial Factors For the purpose of determining the present value of Accrued Benefits under this Article XV, the actuarial factors shall be the mortality and interest rates used in the most recent actuarial valuation completed to comply with Section 412 of the Internal Revenue Code of 1986, as amended, within the twelve (12) month period ending on the applicable Determination Date.

       (d) "Determination Date" means for any Plan Year the last day of the immediately preceding Plan Year.

       (e) "Top-Heavy Group" means the Required Aggregation Group, if as of the applicable Determination Date, the sum of the present value of the cumulative Accrued Benefits for Key Employees under all defined benefit plans included in the Required Aggregation Group plus the aggregate of the accounts of Key Employees under all defined contribution plans included in the Required Aggregation Group exceeds sixty percent (60%) of the sum of the present value of the cumulative Accrued Benefits for all Participants under all such defined benefit plans plus the aggregate accounts for all Participants under all such defined contribution plans.

15.08  EXCLUDED PARTICIPANTS

       The provisions of this Article do not apply with respect to any Participant included in a unit of Participants covered by a collective bargaining agreement unless the application of this Article has been agreed upon with the collective bargaining agent.

                             FIRST AMENDMENT TO THE
                             WATTS INDUSTRIES, INC.
                                  PENSION PLAN

     WHEREAS, Watts Industries, Inc. (the "Sponsoring Employer") established the Watts Industries, Inc. Pension Plan (the "Plan") effective January 1, 1985 for the benefit of Eligible Employees; and

     WHEREAS the Plan was most recently amended and restated effective January 1, 1997, and

     WHEREAS the Sponsoring Employer desires to amend the Plan to comply with the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") and other recent legislative and regulatory changes;

     NOW THEREFORE, in consideration of the foregoing, the Plan is hereby amended as set forth herein effective January 1, 2002 unless specifically stated otherwise. This amendment is intended to be a "good faith EGTRRA amendment" within the meaning of Notice 2001-57 and is to be construed in accordance with EGTRRA and the guidance thereunder.

29. Section 1.02 is hereby amended by the addition of the following at the end thereof:

     "(g) Notwithstanding any other Plan provision to the contrary, with respect to lump sum distributions made on or after January 1, 2003, Actuarial Equivalence shall be determined based on the mortality table specified in Section 417(e)(3) of the Code and an interest rate equal to the rate defined in Section 417(e)(3)(A)(ii)(II) of the Code for the November immediately preceding the Plan Year of distribution."

30. Section 1.09 is hereby amended effective January 1, 1998 by the addition of the following at the end thereof:

     "For purposes of this definition of Compensation, contributions pursuant to a cafeteria plan established under Section 125 of the Code shall include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as a contribution under
     Section 125 of the Code only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan."

31. Section 1.09 is hereby further amended by the addition of the following at the end thereof:

     "Notwithstanding any provision of the Plan the contrary, in no event shall a Participant's Compensation taken into account under the Plan for any Plan Year beginning on or after

     January 1, 2002 exceed the applicable limit specified in Code Section 401(a)(17)(A) for any Plan Year. This dollar limit on Compensation shall be adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment shall apply only to Compensation taken into account for Plan Years beginning with the Plan Year in which such increase is effective.

     For purposes of determining benefit accruals in Plan Years beginning after December 31, 2001 for Participants who earn an Hour of Service after December 31, 2001, Compensation for any prior Plan Year shall be limited to $200,000."

32. Article 5 is hereby amended effective as of January 1, 2003 by the addition of the following new Section 5.11:

     "5.11   MINIMUM DISTRIBUTION REQUIREMENTS

             (a) GENERAL RULES

                 (i) EFFECTIVE DATE. The provisions of this Section 5.11 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                 (ii) PRECEDENCE. The requirements of this article will take precedence over any inconsistent provisions of the Plan.

                 (iii) REQUIREMENTS OF TREASURY REGULATIONS INCORPORATED. All distributions required under this Section 5.11 will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

                 (iv) TEFRA SECTION 242(b)(2) ELECTIONS. Notwithstanding the other provisions of this Section 5.11, other than paragraph (a)(iii) above, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act ("TEFRA") and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

             (b) TIME AND MANNER OF DISTRIBUTION

                 (i) REQUIRED BEGINNING DATE. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

                 (ii) DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                        (A) If the Participant's surviving Spouse is the
                            Participant's sole Designated Beneficiary, then distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                        (B) If the Participant's surviving Spouse is not the
                            Participant's sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                        (C) If there is no Designated Beneficiary as of
                            September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                        (D) If the Participant's surviving Spouse is the
                            Participant's sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Subsection 5.11(b)(ii), other than Subsection 5.11(b)(ii)(A), will apply as if the surviving Spouse were the Participant.

                        For purposes of this Subsection 5.11(b)(ii) and Subsection 5.11(e), distributions are considered to begin on the Participant's Required Beginning Date (or, if Subsection 5.11(b)(ii)(D) applies, the date distributions are required to begin to the surviving Spouse under Subsection 5.11(b)(ii)(A). If annuity payments irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under Subsection 5.11(b)(ii)(A), the date distributions are considered to begin is the date distributions actually commence.

                 (iii) FORM OF DISTRIBUTION. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections (c), (d) and (e) of this Section 5.10. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations. Any part of the Participant's interest which is in the form of an individual account described in Section 414(k) of the Code will be distributed in a manner satisfying the requirements of section 401(a)(9) of the Code and the Treasury regulations that apply to individual accounts.

             (c) DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR

                 (i) GENERAL ANNUITY REQUIREMENTS. If the Participant's interest is paid in the form of annuity distributions under the plan, payments under the annuity will satisfy the following requirements:

                        (A) the annuity distributions will be paid in periodic
                            payments made at intervals not longer than one year;

                        (B) the distribution period will be over a life (or
                            lives) or over a period certain not longer than the period described in Subsection (d) or (e);

                        (C) once payments have begun over a period certain, the
                            period certain will not be changed even if the period certain is shorter than the maximum permitted;

                        (D) payments will either be nonincreasing or increase
                            only as follows:

                            (1) by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

                            (2) to the extent of the reduction in the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in Subsection (d) dies or is no longer the Participant's Beneficiary pursuant to a Qualified Domestic Relations Order within the meaning of section 414(p);

                            (3)  to provide cash refunds of employee
                                 contributions upon the Participant's death; or

                            (4) to pay increased benefits that result from a Plan amendment.

                 (ii) AMOUNT REQUIRED TO BE DISTRIBUTED BY REQUIRED BEGINNING DATE. The amount that must be distributed on or before the Participant's Required Beginning Date (or, if the Participant dies before distributions begin, the date distributions are required to begin under Subsection 5.11(b)(ii)(A) or (B) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Participant's benefit accruals as of the last day of the first Distribution Calendar Year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant's Required Beginning Date.

                 (iii) ADDITIONAL ACCRUALS AFTER FIRST DISTRIBUTION CALENDAR YEAR. Any additional benefits accruing to the Participant in a calendar year after the first Distribution Calendar Year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

             (d) REQUIREMENTS FOR ANNUITY DISTRIBUTIONS THAT COMMENCE DURING
                 PARTICIPANT'S LIFETIME

                 (i) JOINT LIFE ANNUITIES WHERE THE BENEFICIARY IS NOT THE PARTICIPANT'S SPOUSE. If the Participant's interest is being distributed in the form of a Joint and Survivor Annuity for the joint lives of the Participant and a nonspouse Beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the Designated Beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A-2 of Section 1.401(a)(9)-6T of the Treasury regulations. If the form of distribution combines a Joint and Survivor Annuity for the joint lives of the Participant and a nonspouse Beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the Designated Beneficiary after the expiration of the period certain.

                 (ii) PERIOD CERTAIN ANNUITIES. Unless the Participant's Spouse is the sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant's lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations for the calendar year that contains the Benefit Commencement Date. If the Benefit Commencement Date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations plus the excess of 70 over the age of the Participant as of the Participant's birthday in the year that contains the Benefit Commencement Date. If the Participant's Spouse is the Participant's sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant's applicable distribution period, as determined under this Subsection (d)(ii), or the joint life and last survivor expectancy of the Participant and the Participant's Spouse as determined under the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the calendar year that contains the Benefit Commencement Date.

             (e) REQUIREMENTS FOR MINIMUM DISTRIBUTIONS WHERE PARTICIPANT DIES
                 BEFORE DATE DISTRIBUTIONS BEGIN

                 (i) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. If the Participant dies before the date distribution of his or her interest begins and there is a Designated Beneficiary, the Participant's entire interest will be distributed, beginning no later than the time described in Subsection (b)(ii)(A) or (B), over the life of the Designated Beneficiary or over a period certain not exceeding:

                        (A) unless the Benefit Commencement Date is before the
                            first Distribution Calendar Year, the Life
                            Expectancy of the Designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year immediately following the calendar year of the Participant's death; or

                        (B) if the Benefit Commencement Date is before the first
                            Distribution Calendar Year, the Life Expectancy of the Designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year that contains the Benefit Commencement Date.

                 (ii) NO DESIGNATED BENEFICIARY. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death

                 (iii) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTIONS TO SURVIVING SPOUSE BEGIN. If the Participant dies before the date distribution of his or her interest begins, the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, and the surviving Spouse dies before distributions to the surviving Spouse begin, this Subsection (e) will apply as if the surviving Spouse were the Participant, except that the time by which distributions must begin will be determined without regard to Subsection (b)(ii)(A).

             (f) DEFINITIONS

                 (i) DESIGNATED BENEFICIARY. The individual who is designated as the Beneficiary under Section 8.07 of the Plan and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

                 (ii) DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Subsection (b)(ii).

                 (iii) LIFE EXPECTANCY. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

                 (iv) REQUIRED BEGINNING DATE. The date described in Section 5.06(b) of the Plan."

5. Subsection 12.09(b) is hereby amended by the addition of the following at the end thereof:

     "Effective for distributions after December 31, 2001,

     (1) an Eligible Rollover Distribution does not include any hardship distribution, and

     (2) a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be paid only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in
             Section 401(a) or 403(a) of the Code which agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."

6. Subsection 12.09(c) is hereby amended by the addition of the following at the end thereof:

     "Effective for distributions after December 31, 2001, an Eligible Retirement Plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by an eligible employer described in Section 457(e)(1)(A) of the Code.

     The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the Alternate Payee under a qualified domestic relations order, as defined in Code Section 414(p)."

7. Article 10 is hereby amended effective for claims filed on or after January 1, 2003 by the deletion of Section 10.10 and the substitution in lieu thereof of the following:

     "10.10  PROCEDURE FOR CLAIMING BENEFITS UNDER THE PLAN

             (a) Claims for benefits under the Plan made by a Participant or
                 Beneficiary covered by the Plan must be submitted in writing to the Committee. Approved claims will be processed and instructions issued to the Trustee authorizing payments as claimed.

                 If a claim is denied in whole or in part, the Committee shall notify the claimant of its decision by written notice, in a manner calculated to be understood by the claimant. The Committee shall set forth in the notice:

                 (i) the specific reason or reasons for the denial of the claim;

                 (ii) the specific references to the pertinent Plan provisions on which the denial is based;

                 (iii) a description of any additional material or information necessary to perfect the claim, and an explanation of why such material or information is necessary;

                 (iv)   an explanation of the Plan's claim review procedure; and

                 (v) a statement of the claimant's right to bring a civil action in accordance with section 502(a) of ERISA if the claimant's claim is denied upon review.

                 Such notification shall be given within 90 days after the claim is received by the Committee. This period may be extended for another 90 days if the claimant is notified that the extension is necessary due to matters beyond the control of the Plan, before the end of the original 90-day period. Any notice for an extension will explain the reason for the extension and the date by which the Committee expects to rule on the claim.

             (b) Upon denial of a claim in whole or in part, a claimant or his duly authorized representative shall have the right to submit a written request to the Committee for a full and fair review of the denied claim, to submit written comments, documents, records, and other information relating to the claim, and to be provided, upon request and free of charge, access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits. A request for review of a claim must be submitted within 60 days of receipt by the claimant of written notice of the denial of the claim.

                 The Committee shall advise the claimant of the results of the review within 60 days after receipt of the written request for review. This period may be extended for another 60 days if the Committee determines that special circumstances require an extension of time for processing the request and if written notice of such extension and circumstances is given to such claimant within the initial 60 day period. Any notice for an extension will explain the reason for the extension and the date by which the Committee expects to rule on the claim.

                 In the event an appeal is denied, the claimant will be notified in writing. The Committee shall set forth in the notice:

                 (i) the specific reason or reasons for the denial of the claim;

                 (ii) the specific references to the pertinent Plan provisions on which the denial is based;

                 (iii) a statement of the claimant's right to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits; and

                 (iv) a statement of the claimant's right to bring a civil action in accordance with Section 502(a) of ERISA.

                 The decision of the Committee by majority vote shall be final and binding upon any and all claimants, including but not limited to Participants and their Beneficiaries, and any other individuals making a claim through or under them."

8. Subsection 5.04(a)(i) is hereby amended by the deletion of the phrase "$90,000" and the substitution in lieu thereof of the following:

     "the dollar limitation specified in Code Section 415(b)(1)(A), (The new limit specified in Section 415(b)(1)(A) of the Code shall apply only to Participants who are credited with at least one Hour of Service on or after the first day of the first Limitation Year beginning after December 31, 2001.)"

9. Subsection 5.04(c) is hereby amended effective January 1, 1998 by the addition of the following:

     "For Limitation Years beginning on or after January 1, 1998, for purposes of determining Section 415 Compensation, amounts included pursuant to
     Section 125 of the Code shall include amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan."

10. Subsection 5.04(e) is hereby amended by the addition of the following at the end thereof:

     "Notwithstanding the foregoing, for Limitation Years beginning on or after January 1, 2002, if the benefit payable to a Participant commences prior to age 62, the maximum dollar limitation defined in paragraph (a)(i), adjusted by paragraph (d), shall be the actuarial equivalent of such amount payable at age 62. For purposes of this paragraph, actuarial equivalent shall be based on the plan's early retirement reductions or the mortality table specified in Code Section 417(e)(3) and an interest rate of 5%, whichever produces the smaller amount."

11. Subsection 5.04(f) is hereby amended by the addition of the following at the end thereof:

     "Notwithstanding the foregoing, effective for Limitation Years beginning on or after January 1, 2002, if the benefit payable to a Participant commences after his or her attainment of age 65, the dollar limitation defined in paragraph (a)(i) above, adjusted by paragraph (d), shall be increased so it is the actuarial equivalent of such amount payable commencing at age 65. For purposes of this paragraph, actuarial equivalent shall be determined using the assumptions in Section 1.02, or the mortality table specified in Code Section 417(e)(3) and an interest rate of 5%, whichever produces the smaller increase."

12. Section 5.04 is hereby amended by the addition by the addition of the following subsection (m) at the end thereof:

     "(m) Notwithstanding any other Plan provision to the contrary, with respect to distributions with benefit commencement dates occurring on or after January 1, 2003 the mortality table used for purposes of adjusting any benefit or limitation under Section 415(b)(2)(B),
             (C) or (D) of the Code as set forth in Subsections (e), (f), or (g) of this Section 5.04 shall be the mortality table specified in
             Section 417(e)(3) of the Code."

13. Article XV is hereby replaced in its entirety by the following effective January 1, 2002:

     "15.01  TOP HEAVY PROVISIONS

             (a) For purposes of this Section, the following terms shall have the meanings indicated below:

                 (i)    "AGGREGATION GROUP" means either:

                        (A) A "PERMISSIVE AGGREGATION GROUP". The Committee may
                            also include any other qualified plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Sections 401(a)(4) and 410 of the Code. Such group shall be known as a Permissive Aggregation Group.

                        (B) A "REQUIRED AGGREGATION GROUP". In determining a
                            Required Aggregation Group hereunder, each qualified plan of the Employer or an Affiliated Employer in which a Key Employee participates and each other plan of the Employer or an Affiliated Employer, including terminated plans maintained within the one-year period ending on the Determination Date, which enables any plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) or 410 of the Code will be required to be aggregated. Such group shall be known as a Required Aggregation Group. Notwithstanding the foregoing, the Required Aggregation Group will not include "safe harbor" plans described in Section 401(k)(12) and 401(m)(11) of the Code.

                            Solely for purposes of determining if the Plan or any other qualified plan in the Required Aggregation Group is a top heavy plan for a Plan Year, the accrued benefits of Non-Key Employees shall be determined for Plan Years beginning after 1986 under the method, if any, which is uniformly applied for accrual purposes under all defined benefit plans maintained by the Employer or Affiliated Employers or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

                            In no event shall this Plan be considered a top heavy plan if it is part of a Required Aggregation Group or a Permissive Aggregation Group that is not a top heavy group.

                            Only those plans of the Employer or Affiliated Employers in which the determination dates fall within the same calendar year shall be aggregated in order to determine whether such plans are top heavy plans.

                 (ii) "DETERMINATION DATE" means the last day of the preceding Plan Year, except that for the first Plan Year the Determination Date is the last day of that Plan Year.

                 (iii) "EMPLOYEE", "FORMER EMPLOYEE", "KEY EMPLOYEE" and "NON-KEY EMPLOYEE" shall also include Beneficiaries of such an employee.

                 (iv) "KEY EMPLOYEE" means any employee or former employee (including any deceased employee) of the Employer or an Affiliated Employer who at any time during the Plan Year containing the Determination Date for the Plan Year in question is:

                        (A) An officer of the Employer or Affiliated Employer,
                            if such individual received Section 415 Compensation of more than $130,000 as adjusted. No more than 50 employees (or, if lesser, the greater of 3 employees or 10% of the employees) shall be treated as officers (exclusive of employees described in Section 414(q)(8) of the Code).

                        (B) A 5% owner of the Employer or an Affiliated
                            Employer. A "5% owner" means a person owning (or considered as owning, within the meaning of Section 318 of the Code) more than 5% of the outstanding stock of the Employer or an Affiliated Employer, or stock possessing more than 5% of the total combined voting power of all stock of the Employer or an Affiliated Employer (or having more than 5% of the capital or profits interest in any Employer or Affiliated Employer that is not a corporation determined under similar principles).

                        (C) A 1% owner of the Employer or an Affiliated Employer
                            having Section 415 Compensation of more than $150,000. A "1% owner" means any person who would be described in paragraph (a)(iv)(B) above if "1%" were substituted for "5%" in each place where it appears in paragraph (a)(iv)(B).

                        A Key Employee shall be determined in accordance with the provisions of Section 416(i) of the Code.

                 (v) "NON-KEY EMPLOYEE" means an employee who is not a Key Employee, including any employee who is a former Key Employee.

                 (vi) "VALUATION DATE" means the date used to calculate the value of accrued benefits or account balances for purposes of determining the top heavy ratio specified in paragraph (b) below.

                        For purposes of this Plan, the Valuation Date shall be the valuation date used for computing the Plan's minimum funding requirements under Section 412 of the Code. For each other plan, the Valuation Date shall be, subject to
                        Section 416 of the Code, the most recent Valuation Date which falls within or ends within the twelve consecutive months ending on the applicable determination date for such plan.

             (b) TOP HEAVY PLAN

                 The Plan shall be deemed a top heavy plan for a Plan Year if, as of the Valuation Date preceding the applicable Determination Date, the sum of (1) the present value of accrued benefits of Key Employees under this Plan and all other defined benefit plans in the Aggregation Group, and (2) the account balances of Key Employees under all defined contribution plans in the Aggregation Group exceeds 60% of the sum of (3) the present value of accrued benefits of all Participants under this Plan and all other defined benefit plans in the Aggregation Group (but excluding Participants who are former Key Employees); and
                 (4) the account balances of all Participants under all defined contribution plans in the Aggregation Group.

                 For purposes of this test, the following rules shall apply:

                 (i) Subject to subparagraph (ii) below, any distributions from this Plan or any other plan in the Aggregation Group, and any accrued benefit distributed from any other plan in the Aggregation Group during the one-year period ending on the Determination Date (in the case of any distribution made for a reason other than separation from service, death or disability, the five-year period ending on the Determination Date) shall be taken into consideration.

                 (ii) The benefits of and distributions to all former employees who have not been credited with at least one Hour of Service during the one-year period ending on the Determination Date shall be disregarded, provided, however, that if such former Employee again completes an Hour of Service with the Employer after such one-year period, such former Employee's accounts shall be taken into consideration.

                        Notwithstanding any provision of this paragraph (ii) to the contrary, in any Plan Year in which this Plan is a top heavy Plan, each Non-Key Employee who is also covered under a defined contribution plan of the Employer, shall accrue a Minimum Benefit as provided by this Plan.

                        Notwithstanding any provision of this paragraph (ii) to the contrary, in any Plan Year in which this Plan is a top heavy Plan, each Non-Key Employee who is also covered under a defined contribution plan of the Employer, shall have credited to his defined contribution plan account a minimum Employer contribution equal to the minimum contribution provided by such defined contribution plan; however, in no event shall the minimum Employer contribution be less than 5% of such Participant's Section 415 Compensation. No Minimum Benefit shall accrue under this Plan.

                 (iii) If an Employee is a Non-Key Employee for the Plan Year containing the Determination Date, but such individual was a Key Employee during any previous Plan Year, the value of his or her benefits and distributions shall not be taken into consideration.

                 (iv) Solely for purposes of determining if the Plan or any other plan in the Required Aggregation Group is a top heavy plan for a Plan Year, the accrued benefits under any defined benefit plans of Non-Key Employees shall be determined for Plan Years beginning after 1986 under the method, if any, which is uniformly applied for accrual purposes under all defined benefit plans maintained by the Employer or an Affiliated Employer or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

                 (v) The determination of account balances under all defined contribution plans in the Aggregation Group shall be increased for contributions due as of the Determination Date to the extent required under Section 416 of the Code.

                 (vi) The determination of the present value of accrued benefits under all defined benefit plans in the Aggregation Group shall be based on the interest rate and mortality table specified in Section 1.02(a).

                 (vii) Distributions, rollovers and trust to trust transfers shall be taken into consideration to the extent required under Section 416 of the Code.

                 (viii) "Deductible employee contributions" (within the meaning of Section 501(c)(18)(D) of the Code) contributed to any plan in the Aggregation Group shall not be taken into consideration.

                 The calculation of the top heavy ratio shall be made in accordance with the provisions of Section 416 of the Code.

             (c) Notwithstanding any other provision of the Plan to the contrary, for any Plan Year in which the Plan is deemed to be a top heavy plan, the following provisions shall apply:

                 (i)    MINIMUM VESTING

                        Any Participant who completes an Hour of Service in a Plan Year in which the Plan is deemed to be a top heavy plan shall have a nonforfeitable interest in a percentage of his or her Accrued Benefit determined by multiplying the Accrued Benefit by the applicable percentage from the following schedule:

                        YEARS OF VESTING SERVICE              VESTED PERCENTAGE
                        Less than 3 years                              0 %
                        3 or more years                              100 %

                        Furthermore, if the vesting schedule under the Plan for any Plan Year shifts into or out of the above schedule because of the Plan's top heavy status, such shift shall be regarded as an amendment to the Plan's vesting schedule.

                        The provisions of this paragraph (c)(i) shall not be applied to reduce the Participant's vested percentage computed in accordance with the provisions of the Plan.

                 (ii)   MINIMUM BENEFIT

                        Each Participant who is a Non-Key Employee shall have an Accrued Benefit calculated as of the last day of the top heavy Plan Year or, if earlier, as of his or her termination of employment date occurring during such Plan Year, at least equal to the product of (A) 2% of his or her Section 415 Compensation (as defined in Section 415(c) of the Code) from an Employer or Affiliated Employer during the five consecutive years for which the Participant had the highest Compensation, and (B) his or her years of Benefit Service up to a maximum of ten years. For purposes of this paragraph
                        (ii), years of Benefit Service shall not include Plan Years during which the Plan is not a top heavy plan nor a Plan Year in which no Key or former Key Employee benefits under the Plan.

                        For purposes of this Plan, the minimum annual retirement benefit means a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at a Participant's Normal Retirement Date.

                        If a Non-Key Employee participates in a defined contribution plan included in the Aggregation Group, the minimum benefit shall be provided under this Subsection.

                 (iii) In any Plan Year that the Plan ceases to be top heavy, the above provisions shall no longer apply, except that the portion of a Participant's Accrued Benefit which was vested pursuant to paragraph (i) above shall remain vested."

14. Section 1.01 of Part A is hereby amended by the addition of the following at the end thereof:

     (f) "Notwithstanding any other Plan provision to the contrary, with respect to lump sum distributions made on or after January 1, 2003, Actuarial Equivalence shall be determined based on the mortality table specified in Section 417(e)(3) of the Code and an interest rate equal to the rate defined in Section 417(e)(3)(A)(ii)(II) of the Code for the November immediately preceding the Plan Year of distribution."

15. Article 5 of Part A is hereby amended effective as of January 1, 2003 by the addition of the following new Section 5.12:

     "5.12   MINIMUM DISTRIBUTION REQUIREMENTS

             (d) GENERAL RULES

                 (j) EFFECTIVE DATE. The provisions of this Section 5.12 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                 (v) PRECEDENCE. The requirements of this article will take precedence over any inconsistent provisions of the Plan.

                 (vi) REQUIREMENTS OF TREASURY REGULATIONS INCORPORATED. All distributions required under this Section 5.12 will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

                 (vii) TEFRA SECTION 242(b)(2) ELECTIONS. Notwithstanding the other provisions of this Section 5.12, other than paragraph (a)(iii) above, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act ("TEFRA") and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

             (e) TIME AND MANNER OF DISTRIBUTION

                 (j) REQUIRED BEGINNING DATE. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

                 (ii) DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                        (A) If the Participant's surviving Spouse is the
                            Participant's sole Designated Beneficiary, then distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                        (B) If the Participant's surviving Spouse is not the
                            Participant's sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                        (C) If there is no Designated Beneficiary as of
                            September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                        (D) If the Participant's surviving Spouse is the
                            Participant's sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Subsection 5.12(b)(ii), other than Subsection 5.12(b)(ii)(A), will apply as if the surviving Spouse were the Participant.

                        For purposes of this Subsection 5.12(b)(ii) and Subsection 5.12(e), distributions are considered to begin on the Participant's Required Beginning Date (or, if Subsection 5.12(b)(ii)(D) applies, the date distributions are required to begin to the surviving Spouse under Subsection 5.12(b)(ii)(A). If annuity payments irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under Subsection 5.12(b)(ii)(A), the date distributions are considered to begin is the date distributions actually commence.

                 (iii) FORM OF DISTRIBUTION. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections (c), (d) and (e) of this Section 5.12. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations. Any part of the Participant's interest which is in the form of an individual account described in Section 414(k) of the Code will be distributed in a manner satisfying the requirements of section 401(a)(9) of the Code and the Treasury regulations that apply to individual accounts.

             (f) DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR

                 (i) GENERAL ANNUITY REQUIREMENTS. If the Participant's interest is paid in the form of annuity distributions under the plan, payments under the annuity will satisfy the following requirements:

                        (A) the annuity distributions will be paid in periodic
                            payments made at intervals not longer than one year;

                        (B) the distribution period will be over a life (or
                            lives) or over a period certain not longer than the period described in Subsection (d) or (e);

                        (C) once payments have begun over a period certain, the
                            period certain will not be changed even if the period certain is shorter than the maximum permitted;

                        (D) payments will either be nonincreasing or increase
                            only as follows:

                            (1) by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

                            (2) to the extent of the reduction in the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in Subsection (d) dies or is no longer the Participant's Beneficiary pursuant to a Qualified Domestic Relations Order within the meaning of section 414(p);

                            (3)  to provide cash refunds of employee
                                 contributions upon the Participant's death; or

                            (4) to pay increased benefits that result from a Plan amendment.

                 (ii) AMOUNT REQUIRED TO BE DISTRIBUTED BY REQUIRED BEGINNING DATE. The amount that must be distributed on or before the Participant's Required Beginning Date (or, if the Participant dies before distributions begin, the date distributions are required to begin under Subsection 5.12(b)(ii)(A) or (B) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Participant's benefit accruals as of the last day of the first Distribution Calendar Year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant's Required Beginning Date.

                 (iii) ADDITIONAL ACCRUALS AFTER FIRST DISTRIBUTION CALENDAR YEAR. Any additional benefits accruing to the Participant in a calendar year after the first Distribution Calendar Year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

             (d) REQUIREMENTS FOR ANNUITY DISTRIBUTIONS THAT COMMENCE DURING
                 PARTICIPANT'S LIFETIME

                 (i) JOINT LIFE ANNUITIES WHERE THE BENEFICIARY IS NOT THE PARTICIPANT'S SPOUSE. If the Participant's interest is being distributed in the form of a Joint and Survivor Annuity for the joint lives of the Participant and a nonspouse Beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the Designated Beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A-2 of Section 1.401(a)(9)-6T of the Treasury regulations. If the form of distribution combines a Joint and Survivor Annuity for the joint lives of the Participant and a nonspouse Beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the Designated Beneficiary after the expiration of the period certain.

                 (ii) PERIOD CERTAIN ANNUITIES. Unless the Participant's Spouse is the sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant's lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations for the calendar year that contains the Benefit Commencement Date. If the Benefit Commencement Date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations plus the excess of 70 over the age of the Participant as of the Participant's birthday in the year that contains the Benefit Commencement Date. If the Participant's Spouse is the Participant's sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant's applicable distribution period, as determined under this Subsection (d)(ii), or the joint life and last survivor expectancy of the Participant and the Participant's Spouse as determined under the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the calendar year that contains the Benefit Commencement Date.

             (e) REQUIREMENTS FOR MINIMUM DISTRIBUTIONS WHERE PARTICIPANT DIES
                 BEFORE DATE DISTRIBUTIONS BEGIN

                 (i) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. If the Participant dies before the date distribution of his or her interest begins and there is a Designated Beneficiary, the Participant's entire interest will be distributed, beginning no later than the time described in Subsection (b)(ii)(A) or (B), over the life of the Designated Beneficiary or over a period certain not exceeding:

                        (A) unless the Benefit Commencement Date is before the
                            first Distribution Calendar Year, the Life
                            Expectancy of the Designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year immediately following the calendar year of the Participant's death; or

                        (B) if the Benefit Commencement Date is before the first
                            Distribution Calendar Year, the Life Expectancy of the Designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year that contains the Benefit Commencement Date.

                 (ii) NO DESIGNATED BENEFICIARY. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death

                 (iii) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTIONS TO SURVIVING SPOUSE BEGIN. If the Participant dies before the date distribution of his or her interest begins, the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, and the surviving Spouse dies before distributions to the surviving Spouse begin, this Subsection (e) will apply as if the surviving Spouse were the Participant, except that the time by which distributions must begin will be determined without regard to Subsection (b)(ii)(A).

             (f) DEFINITIONS

                 (i) DESIGNATED BENEFICIARY. The individual who is designated as the Beneficiary under Section 8.05 of Part A of the Plan and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4,
                        of the Treasury regulations.

                 (ii) DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Subsection (b)(ii).

                 (iii) LIFE EXPECTANCY. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

                 (iv) REQUIRED BEGINNING DATE. The date described in Section 5.06(b) of the Plan."

16. Subsection 12.10(b) of Part A is hereby amended by the addition of the following at the end thereof:

     "Effective for distributions after December 31, 2001,

     (1) an Eligible Rollover Distribution does not include any hardship distribution, and

     (2) a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be paid only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in
             Section 401(a) or 403(a) of the Code which agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."

17. Subsection 12.10(c) of Part A is hereby amended by the addition of the following at the end thereof:

     "Effective for distributions after December 31, 2001, an Eligible Retirement Plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by an eligible employer described in Section 457(e)(1)(A) of the Code.

     The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the Alternate Payee under a qualified domestic relations order, as defined in Code Section 414(p)."

18. Section 10 of Part A is hereby amended effective for claims filed on or after January 1, 2003 by the deletion of Section 10.10 and the substitution in lieu thereof of the following:

     "10.10  PROCEDURE FOR CLAIMING BENEFITS UNDER THE PLAN

             (a) Claims for benefits under the Plan made by a Participant or
                 Beneficiary covered by the Plan must be submitted in writing to the Committee. Approved claims will be processed and instructions issued to the Trustee authorizing payments as claimed.

                 If a claim is denied in whole or in part, the Committee shall notify the claimant of its decision by written notice, in a manner calculated to be understood by the claimant. The Committee shall set forth in the notice:

                 (i) the specific reason or reasons for the denial of the claim;

                 (ii) the specific references to the pertinent Plan provisions on which the denial is based;

                 (iii) a description of any additional material or information necessary to perfect the claim, and an explanation of why such material or information is necessary;

                 (v)    an explanation of the Plan's claim review procedure; and

                 (v) a statement of the claimant's right to bring a civil action in accordance with section 502(a) of ERISA if the claimant's claim is denied upon review.

                 Such notification shall be given within 90 days after the claim is received by the Committee. This period may be extended for another 90 days if the claimant is notified that the extension is necessary due to matters beyond the control of the Plan, before the end of the original 90-day period. Any notice for an extension will explain the reason for the extension and the date by which the Committee expects to rule on the claim.

             (b) Upon denial of a claim in whole or in part, a claimant or his duly authorized representative shall have the right to submit a written request to the Committee for a full and fair review of the denied claim, to submit written comments, documents, records, and other information relating to the claim, and to be provided, upon request and free of charge, access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits. A request for review of a claim must be submitted within 60 days of receipt by the claimant of written notice of the denial of the claim.

                 The Committee shall advise the claimant of the results of the review within 60 days after receipt of the written request for review. This period may be extended for another 60 days if the Committee determines that special circumstances require an extension of time for processing the request and if written notice of such extension and circumstances is given to such claimant within the initial 60 day period. Any notice for an extension will explain the reason for the extension and the date by which the Committee expects to rule on the claim.

                 In the event an appeal is denied, the claimant will be notified in writing. The Committee shall set forth in the notice:

                 (i) the specific reason or reasons for the denial of the claim;

                 (ii) the specific references to the pertinent Plan provisions on which the denial is based;

                 (iii) a statement of the claimant's right to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits; and

                 (iv) a statement of the claimant's right to bring a civil action in accordance with Section 502(a) of ERISA.

                 The decision of the Committee by majority vote shall be final and binding upon any and all claimants, including but not limited to Participants and their Beneficiaries, and any other individuals making a claim through or under them."

19. Subsection 5.04(a)(i) of Part A is hereby amended by the deletion of the phrase "$90,000" and the substitution in lieu thereof of the following:

     "the dollar limitation specified in Code Section 415(b)(1)(A)(The new limit specified in Section 415(b)(1)(A) of the Code shall apply only to Participants who are credited with at least one Hour of Service on or after the first day of the first Limitation Year beginning after December 31, 2001.)"

20. Subsection 5.04(c) of Part A is hereby amended effective January 1, 1998 by the addition of the following:

     "For Limitation Years beginning on or after January 1, 1998, for purposes of determining Section 415 Compensation, amounts included pursuant to
     Section 125 of the Code shall include amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan."

21. Subsection 5.04(e) of Part A is hereby amended by the addition of the following at the end thereof:

     "Notwithstanding the foregoing, for Limitation Years beginning on or after January 1, 2002, if the benefit payable to a Participant commences prior to age 62, the maximum dollar limitation defined in paragraph (a)(i), adjusted by paragraph (d), shall be the actuarial equivalent of such amount payable at age 62. For purposes of this paragraph, actuarial equivalent shall be based on the plan's early retirement reductions or the mortality table specified in Code Section 417(e)(3) and an interest rate of 5%, whichever produces the smaller amount."

22. Subsection 5.04(f) of Part A is hereby amended by the addition of the following at the end thereof:

     "Notwithstanding the foregoing, effective for Limitation Years beginning on or after January 1, 2002, if the benefit payable to a Participant commences after his or her attainment of age 65, the dollar limitation defined in paragraph (a)(i) above, adjusted by paragraph (d), shall be increased so it is the actuarial equivalent of such amount payable commencing at age 65. For purposes of this paragraph, actuarial equivalent shall be determined using the assumptions in Section 1.01(b) of Part A, or the mortality table specified in Code Section 417(e)(3) and an interest rate of 5%, whichever produces the smaller increase."

23. Section 5.04 of Part A is hereby amended by the addition by the addition of the following subsection (l) at the end thereof:

     "(l) Notwithstanding any other Plan provision to the contrary, with respect to distributions with Benefit Commencement Dates occurring on or after January 1, 2003, the mortality table used for purposes of adjusting any benefit or limitation under Section 415(b)(2)(B),
             (C) or (D) of the Code as set forth in Subsections (e), (f), or (g) of this Section 5.04 of Part A shall be the mortality table specified in Section 417(e)(3) of the Code.

24. Article 14 of Part A is hereby replaced in its entirety by the following effective January 1, 2002:

     "14.01  TOP HEAVY PROVISIONS

             (a) For purposes of this Section, the following terms shall have the meanings indicated below:

                 (i)    "AGGREGATION GROUP" means either:

                        (A) A "PERMISSIVE AGGREGATION GROUP". The Committee may
                            also include any other qualified plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Sections 401(a)(4) and 410 of the Code. Such group shall be known as a Permissive Aggregation Group.

                        (B) A "REQUIRED AGGREGATION GROUP". In determining a
                            Required Aggregation Group hereunder, each qualified plan of the Employer or an Affiliated Employer in which a Key Employee participates and each other plan of the Employer or an Affiliated Employer, including terminated plans maintained within the one-year period ending on the Determination Date, which enables any plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) or 410 of the Code will be required to be aggregated. Such group shall be known as a Required Aggregation Group. Notwithstanding the foregoing, the Required Aggregation Group will not include "safe harbor" plans described in Section 401(k)(12) and 401(m)(11) of the Code.

                            Solely for purposes of determining if the Plan or any other qualified plan in the Required Aggregation Group is a top heavy plan for a Plan Year, the accrued benefits of Non-Key Employees shall be determined for Plan Years beginning after 1986 under the method, if any, which is uniformly applied for accrual purposes under all defined benefit plans maintained by the Employer or Affiliated Employers or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

                            In no event shall this Plan be considered a top heavy plan if it is part of a Required Aggregation Group or a Permissive Aggregation Group that is not a top heavy group.

                            Only those plans of the Employer or Affiliated Employers in which the determination dates fall within the same calendar year shall be aggregated in order to determine whether such plans are top heavy plans.

                 (ii) "DETERMINATION DATE" means the last day of the preceding Plan Year, except that for the first Plan Year the Determination Date is the last day of that Plan Year.

                 (iii) "EMPLOYEE", "FORMER EMPLOYEE", "KEY EMPLOYEE" and "NON-KEY EMPLOYEE" shall also include Beneficiaries of such an employee.

                 (iv) "KEY EMPLOYEE" means any employee or former employee (including any deceased employee) of the Employer or an Affiliated Employer who at any time during the Plan Year containing the Determination Date for the Plan Year in question is:

                        (A) An officer of the Employer or Affiliated Employer,
                            if such individual received Section 415 Compensation of more than $130,000 as adjusted. No more than 50 employees (or, if lesser, the greater of 3 employees or 10% of the employees) shall be treated as officers (exclusive of employees described in Section 414(q)(8) of the Code).

                        (B) A 5% owner of the Employer or an Affiliated
                            Employer. A "5% owner" means a person owning (or considered as owning, within the meaning of Section 318 of the Code) more than 5% of the outstanding stock of the Employer or an Affiliated Employer, or stock possessing more than 5% of the total combined voting power of all stock of the Employer or an Affiliated Employer (or having more than 5% of the capital or profits interest in any Employer or Affiliated Employer that is not a corporation determined under similar principles).

                        (C) A 1% owner of the Employer or an Affiliated Employer
                            having Section 415 Compensation of more than $150,000. A "1% owner" means any person who would be described in paragraph (a)(iv)(B) above if "1%" were substituted for "5%" in each place where it appears in paragraph (a)(iv)(B).

                        A Key Employee shall be determined in accordance with the provisions of Section 416(i) of the Code.

                 (v) "NON-KEY EMPLOYEE" means an employee who is not a Key Employee, including any employee who is a former Key Employee.

                 (vi) "VALUATION DATE" means the date used to calculate the value of accrued benefits or account balances for purposes of determining the top heavy ratio specified in paragraph (b) below.

                        For purposes of this Plan, the Valuation Date shall be the valuation date used for computing the Plan's minimum funding requirements under Section 412 of the Code. For each other plan, the Valuation Date shall be, subject to
                        Section 416 of the Code, the most recent Valuation Date which falls within or ends within the twelve consecutive months ending on the applicable determination date for such plan.

             (b) TOP HEAVY PLAN

                 The Plan shall be deemed a top heavy plan for a Plan Year if, as of the Valuation Date preceding the applicable Determination Date, the sum of (1) the present value of accrued benefits of Key Employees under this Plan and all other defined benefit plans in the Aggregation Group, and (2) the account balances of Key Employees under all defined contribution plans in the Aggregation Group exceeds 60% of the sum of (3) the present value of accrued benefits of all Participants under this Plan and all other defined benefit plans in the Aggregation Group (but excluding Participants who are former Key Employees); and
                 (4) the account balances of all Participants under all defined contribution plans in the Aggregation Group.

                 For purposes of this test, the following rules shall apply:

                 (i) Subject to subparagraph (ii) below, any distributions from this Plan or any other plan in the Aggregation Group, and any accrued benefit distributed from any other plan in the Aggregation Group during the one-year period ending on the Determination Date (in the case of any distribution made for a reason other than separation from service, death or disability, the five-year period ending on the Determination Date) shall be taken into consideration.

                 (ii) The benefits of and distributions to all former employees who have not been credited with at least one Hour of Service during the one-year period ending on the Determination Date shall be disregarded, provided, however, that if such former Employee again completes an Hour of Service with the Employer after such one-year period, such former Employee's accounts shall be taken into consideration.

                        Notwithstanding any provision of this paragraph (ii) to the contrary, in any Plan Year in which this Plan is a top heavy Plan, each Non-Key Employee who is also covered under a defined contribution plan of the Employer, shall accrue a Minimum Benefit as provided by this Plan.

                        Notwithstanding any provision of this paragraph (ii) to the contrary, in any Plan Year in which this Plan is a top heavy Plan, each Non-Key Employee who is also covered under a defined contribution plan of the

                        Employer, shall have credited to his defined contribution plan account a minimum Employer contribution equal to the minimum contribution provided by such defined contribution plan; however, in no event shall the minimum Employer contribution be less than 5% of such Participant's Section 415 Compensation. No Minimum Benefit shall accrue under this Plan.

                 (iii) If an Employee is a Non-Key Employee for the Plan Year containing the Determination Date, but such individual was a Key Employee during any previous Plan Year, the value of his or her benefits and distributions shall not be taken into consideration.

                 (iv) Solely for purposes of determining if the Plan or any other plan in the Required Aggregation Group is a top heavy plan for a Plan Year, the accrued benefits under any defined benefit plans of Non-Key Employees shall be determined for Plan Years beginning after 1986 under the method, if any, which is uniformly applied for accrual purposes under all defined benefit plans maintained by the Employer or an Affiliated Employer or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

                 (v) The determination of account balances under all defined contribution plans in the Aggregation Group shall be increased for contributions due as of the Determination Date to the extent required under Section 416 of the Code.

                 (vi) The determination of the present value of accrued benefits under all defined benefit plans in the Aggregation Group shall be based on the interest rate and mortality table specified in Section 1.01(a) of part A.

                 (vii) Distributions, rollovers and trust to trust transfers shall be taken into consideration to the extent required under Section 416 of the Code.

                 (viii) "Deductible employee contributions" (within the meaning of Section 501(c)(18)(D) of the Code) contributed to any plan in the Aggregation Group shall not be taken into consideration.

                 The calculation of the top heavy ratio shall be made in accordance with the provisions of Section 416 of the Code.

             (c) Notwithstanding any other provision of the Plan to the contrary, for any Plan Year in which the Plan is deemed to be a top heavy plan, the following provisions shall apply:

                 (i)    MINIMUM VESTING

                        Any Participant who completes an Hour of Service in a Plan Year in which the Plan is deemed to be a top heavy plan shall have a nonforfeitable interest in a percentage of his or her Accrued Benefit determined by multiplying the Accrued Benefit by the applicable percentage from the following schedule:

                        YEARS OF VESTING SERVICE             VESTED PERCENTAGE
                        Less than 3 years                             0 %
                        3 or more years                             100 %

                        Furthermore, if the vesting schedule under the Plan for any Plan Year shifts into or out of the above schedule because of the Plan's top heavy status, such shift shall be regarded as an amendment to the Plan's vesting schedule.

                        The provisions of this paragraph (c)(i) shall not be applied to reduce the Participant's vested percentage computed in accordance with the provisions of the Plan.

                 (ii)   MINIMUM BENEFIT

                        Each Participant who is a Non-Key Employee shall have an Accrued Benefit calculated as of the last day of the top heavy Plan Year or, if earlier, as of his or her Severance from Service Date occurring during such Plan Year, at least equal to the product of (A) 2% of his or her Section 415 Compensation (as defined in Section 415(c) of the Code) from an Employer or Affiliated Employer during the five consecutive years for which the Participant had the highest Compensation, and (B) his or her years of Benefit Service up to a maximum of ten years. For purposes of this paragraph (ii), years of Benefit Service shall not include Plan Years during which the Plan is not a top heavy plan nor a Plan Year in which no Key or former Key Employee benefits under the Plan.

                        For purposes of this Plan, the minimum annual retirement benefit means a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at a Participant's Normal Retirement Date.

                        If a Non-Key Employee participates in a defined contribution plan included in the Aggregation Group, the minimum benefit shall be provided under this Subsection
                        (ii).

                 (iii) In any Plan Year that the Plan ceases to be top heavy, the above provisions shall no longer apply, except that the portion of a Participant's

                        Accrued Benefit which was vested pursuant to paragraph
                        (i) above shall remain vested."

25. Section 1.02 of Part B is hereby amended by the addition of the following at the end thereof:

     "Notwithstanding any other Plan provision to the contrary, with respect to lump sum distributions made on or after January 1, 2003, Actuarial Equivalence shall be determined based on the mortality table specified in
     Section 417(e)(3) of the Code and an interest rate equal to the rate defined in Section 417(e)(3)(A)(ii)(II) of the Code for the November immediately preceding the Plan Year of distribution."

26. Section 1.12 of Part B is hereby amended effective January 1, 1998 by the addition of the following at the end thereof:

     "For purposes of this definition of Compensation, contributions pursuant to a cafeteria plan established under Section 125 of the Code shall include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as a contribution under
     Section 125 of the Code only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan."

27. Section 1.12 of Part B is hereby further amended by the addition of the following at the end thereof:

     "Notwithstanding any provision of the Plan the contrary, in no event shall a Participant's Compensation taken into account under the Plan for any Plan Year beginning on or after January 1, 2002 exceed the applicable limit specified in Code Section 401(a)(17)(A) for any Plan Year. This dollar limit on Compensation shall be adjusted for cost-of-living increases in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment shall apply only to Compensation taken into account for Plan Years beginning with the Plan Year in which such increase is effective.

     For purposes of determining benefit accruals in Plan Years beginning after December 31, 2001 for Participants who earn an Hour of Service after December 31, 2001, Compensation for any prior Plan Year shall be limited to $200,000."

28. Article VIII of Part B is hereby amended effective as of January 1, 2003 by the addition of the following new Section 8.01:

     "8.01   MINIMUM DISTRIBUTION REQUIREMENTS

             (g) GENERAL RULES

                 (k) EFFECTIVE DATE. The provisions of this Section 8.01 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                 (viii) PRECEDENCE. The requirements of this article will take precedence over any inconsistent provisions of the Plan.

                 (ix) REQUIREMENTS OF TREASURY REGULATIONS INCORPORATED. All distributions required under this Section 8.01 will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

                 (x) TEFRA SECTION 242(b)(2) ELECTIONS. Notwithstanding the other provisions of this Section 8.01, other than paragraph (a)(iii) above, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act ("TEFRA") and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

             (h) TIME AND MANNER OF DISTRIBUTION

                 (k) REQUIRED BEGINNING DATE. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

                 (ii) DEATH OF PARTICIPANT BEFORE DISTRIBUTIONS BEGIN. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                        (A) If the Participant's surviving Spouse is the
                            Participant's sole Designated Beneficiary, then distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                        (B) If the Participant's surviving Spouse is not the
                            Participant's sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                        (C) If there is no Designated Beneficiary as of
                            September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                        (D) If the Participant's surviving Spouse is the
                            Participant's sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Subsection 8.01(b)(ii), other than Subsection 8.01(b)(ii)(A), will apply as if the surviving Spouse were the Participant.

                        For purposes of this Subsection 8.01(b)(ii) and Subsection 8.01(e), distributions are considered to begin on the Participant's Required Beginning Date (or, if Subsection 8.01(b)(ii)(D) applies, the date distributions are required to begin to the surviving Spouse under Subsection 8.01(b)(ii)(A). If annuity payments irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under Subsection 8.01(b)(ii)(A), the date distributions are considered to begin is the date distributions actually commence.

                 (iii) FORM OF DISTRIBUTION. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections (c), (d) and (e) of this Section 8.01. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations. Any part of the Participant's interest which is in the form of an individual account described in Section 414(k) of the Code will be distributed in a manner satisfying the requirements of section 401(a)(9) of the Code and the Treasury regulations that apply to individual accounts.

             (i) DETERMINATION OF AMOUNT TO BE DISTRIBUTED EACH YEAR

                 (i) GENERAL ANNUITY REQUIREMENTS. If the Participant's interest is paid in the form of annuity distributions under the plan, payments under the annuity will satisfy the following requirements:

                        (A) the annuity distributions will be paid in periodic
                            payments made at intervals not longer than one year;

                        (B) the distribution period will be over a life (or
                            lives) or over a period certain not longer than the period described in Subsection (d) or (e);

                        (C) once payments have begun over a period certain, the
                            period certain will not be changed even if the period certain is shorter than the maximum permitted;

                        (D) payments will either be nonincreasing or increase
                            only as follows:

                            (1) by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

                            (2) to the extent of the reduction in the amount of the Participant's payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in Subsection (d) dies or is no longer the Participant's Beneficiary pursuant to a Qualified Domestic Relations Order within the meaning of section 414(p);

                            (3)  to provide cash refunds of employee
                                 contributions upon the Participant's death; or

                            (4) to pay increased benefits that result from a Plan amendment.

                 (ii) AMOUNT REQUIRED TO BE DISTRIBUTED BY REQUIRED BEGINNING DATE. The amount that must be distributed on or before the Participant's Required Beginning Date (or, if the Participant dies before distributions begin, the date distributions are required to begin under Subsection 8.01(b)(ii)(A) or (B) is the payment that is required for one payment interval. The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year. Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually, or annually. All of the Participant's benefit accruals as of the last day of the first Distribution Calendar Year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant's Required Beginning Date.

                 (iii) ADDITIONAL ACCRUALS AFTER FIRST DISTRIBUTION CALENDAR YEAR. Any additional benefits accruing to the Participant in a calendar year after the first Distribution Calendar Year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

             (d) REQUIREMENTS FOR ANNUITY DISTRIBUTIONS THAT COMMENCE DURING
                 PARTICIPANT'S LIFETIME

                 (i) JOINT LIFE ANNUITIES WHERE THE BENEFICIARY IS NOT THE PARTICIPANT'S SPOUSE. If the Participant's interest is being distributed in the form of a Joint and Survivor Annuity for the joint lives of the Participant and a nonspouse Beneficiary, annuity payments to be made on or after the Participant's Required Beginning Date to the Designated Beneficiary after the Participant's death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Q&A-2 of Section 1.401(a)(9)-6T of the Treasury regulations. If the form of distribution combines a Joint and Survivor Annuity for the joint lives of the Participant and a nonspouse Beneficiary and a period certain annuity, the requirement in the preceding sentence will apply to annuity payments to be made to the Designated Beneficiary after the expiration of the period certain.

                 (ii) PERIOD CERTAIN ANNUITIES. Unless the Participant's Spouse is the sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain for an annuity distribution commencing during the Participant's lifetime may not exceed the applicable distribution period for the Participant under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations for the calendar year that contains the Benefit Commencement Date. If the Benefit Commencement Date precedes the year in which the Participant reaches age 70, the applicable distribution period for the Participant is the distribution period for age 70 under the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations plus the excess of 70 over the age of the Participant as of the Participant's birthday in the year that contains the Benefit Commencement Date. If the Participant's Spouse is the Participant's sole Designated Beneficiary and the form of distribution is a period certain and no life annuity, the period certain may not exceed the longer of the Participant's applicable distribution period, as determined under this Subsection (d)(ii), or the joint life and last survivor expectancy of the Participant and the Participant's Spouse as determined under the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the calendar year that contains the Benefit Commencement Date.

             (e) REQUIREMENTS FOR MINIMUM DISTRIBUTIONS WHERE PARTICIPANT DIES
                 BEFORE DATE DISTRIBUTIONS BEGIN

                 (i) PARTICIPANT SURVIVED BY DESIGNATED BENEFICIARY. If the Participant dies before the date distribution of his or her interest begins and there is a Designated Beneficiary, the Participant's entire interest will be distributed, beginning no later than the time described in Subsection (b)(ii)(A) or (B), over the life of the Designated Beneficiary or over a period certain not exceeding:

                        (A) unless the Benefit Commencement Date is before the
                            first Distribution Calendar Year, the Life
                            Expectancy of the Designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year immediately following the calendar year of the Participant's death; or

                        (B) if the Benefit Commencement Date is before the first
                            Distribution Calendar Year, the Life Expectancy of the Designated Beneficiary determined using the Beneficiary's age as of the Beneficiary's birthday in the calendar year that contains the Benefit Commencement Date.

                 (ii) NO DESIGNATED BENEFICIARY. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death

                 (iii) DEATH OF SURVIVING SPOUSE BEFORE DISTRIBUTIONS TO SURVIVING SPOUSE BEGIN. If the Participant dies before the date distribution of his or her interest begins, the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, and the surviving Spouse dies before distributions to the surviving Spouse begin, this Subsection (e) will apply as if the surviving Spouse were the Participant, except that the time by which distributions must begin will be determined without regard to Subsection (b)(ii)(A).

             (f) DEFINITIONS

                 (i) DESIGNATED BENEFICIARY. The individual who is designated as the Beneficiary and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

                 (ii) DISTRIBUTION CALENDAR YEAR. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Subsection (b)(ii).

                 (iii) LIFE EXPECTANCY. Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

                 (iv) REQUIRED BEGINNING DATE. The date described in Section 5.06(b) of the Plan."

29. Subsection 14.17(b)(i) of Part B is hereby amended by the addition of the following at the end thereof:

     "Effective for distributions after December 31, 2001,

     (1) an Eligible Rollover Distribution does not include any hardship distribution, and

     (2) a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be paid only to an individual retirement account or annuity described in Section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in
             Section 401(a) or 403(a) of the Code which agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."

30. Subsection 14.17(b)(ii) of Part B is hereby amended by the addition of the following at the end thereof:

     "Effective for distributions after December 31, 2001, an Eligible Retirement Plan shall also mean an annuity contract described in Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by an eligible employer described in Section 457(e)(1)(A) of the Code.

     The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the Alternate Payee under a qualified domestic relations order, as defined in Code Section 414(p)."

31. Article XI of part B is hereby amended effective for claims filed on or after January 1, 2003 by the deletion of Section 11.11 and the substitution in lieu thereof of the following:

     "11.1.1 PROCEDURE FOR CLAIMING BENEFITS UNDER THE PLAN

             (a) Claims for benefits under the Plan made by a Participant or
                 Beneficiary covered by the Plan must be submitted in writing to the Committee. Approved claims will be processed and instructions issued to the Trustee authorizing payments as claimed.

                 If a claim is denied in whole or in part, the Committee shall notify the claimant of its decision by written notice, in a manner calculated to be understood by the claimant. The Committee shall set forth in the notice:

                 (i) the specific reason or reasons for the denial of the claim;

                 (ii) the specific references to the pertinent Plan provisions on which the denial is based;

                 (iii) a description of any additional material or information necessary to perfect the claim, and an explanation of why such material or information is necessary;

                 (vi)   an explanation of the Plan's claim review procedure; and

                 (v) a statement of the claimant's right to bring a civil action in accordance with section 502(a) of ERISA if the claimant's claim is denied upon review.

                 Such notification shall be given within 90 days after the claim is received by the Committee. This period may be extended for another 90 days if the claimant is notified that the extension is necessary due to matters beyond the control of the Plan, before the end of the original 90-day period. Any notice for an extension will explain the reason for the extension and the date by which the Committee expects to rule on the claim.

             (b) Upon denial of a claim in whole or in part, a claimant or his duly authorized representative shall have the right to submit a written request to the Committee for a full and fair review of the denied claim, to submit written comments, documents, records, and other information relating to the claim, and to be provided, upon request and free of charge, access to, and copies of, all documents, records and other information relevant to the claimant's claim for benefits. A request for review of a claim must be submitted within 60 days of receipt by the claimant of written notice of the denial of the claim.

                 The Committee shall advise the claimant of the results of the review within 60 days after receipt of the written request for review. This period may be extended for another 60 days if the Committee determines that special circumstances require an extension of time for processing the request and if written notice of such extension and circumstances is given to such claimant within the initial 60 day period. Any notice for an extension will explain the reason for the extension and the date by which the Committee expects to rule on the claim.

                 In the event an appeal is denied, the claimant will be notified in writing. The Committee shall set forth in the notice:

                 (i) the specific reason or reasons for the denial of the claim;

                 (ii) the specific references to the pertinent Plan provisions on which the denial is based;

                 (iii) a statement of the claimant's right to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant to the claimant's claim for benefits; and

                 (iv) a statement of the claimant's right to bring a civil action in accordance with Section 502(a) of ERISA.

                 The decision of the Committee by majority vote shall be final and binding upon any and all claimants, including but not limited to Participants and their Beneficiaries, and any other individuals making a claim through or under them."

32. Subsection 5.04(d)(iv) of Part B is hereby amended by the deletion of the phrase "$90,000" wherever it appears and the substitution in lieu thereof of the following:

     "the dollar limitation specified in Code Section 415(b)(1)(A)."

     And further amended by the addition of the following at the end thereof:

     "The new limit specified in Section 415(b)(1)(A) of the Code shall apply only to Participants who are credited with at least one Hour of Service on or after the first day of the first Limitation Year beginning after December 31, 2001."

33. Subsection 5.04(d)(iii) of Part B is hereby amended effective January 1, 1998 by the addition of the following:

     "For Limitation Years beginning on or after January 1, 1998, for purposes of determining Section 415 Compensation, amounts included pursuant to
     Section 125 of the Code shall include amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan."

34.  Subsection 5.04(d)(x)(c) of Part B is hereby deleted.

35. Subsection 5.04(d)(x)(D) of Part B is hereby amended by the addition of the following at the end thereof:

     "Notwithstanding the foregoing, for Limitation Years beginning on or after January 1, 2002, if the benefit payable to a Participant commences prior to age 62, the maximum dollar limitation defined in paragraph (a)(i), adjusted by paragraph (d), shall be the actuarial equivalent of such amount payable at age 62. For purposes of this paragraph, actuarial equivalent shall be based on the plan's early retirement reductions or the mortality table specified in Code Section 417(e)(3) and an interest rate of 5%, whichever produces the smaller amount."

36. Subsection 504(d)(x)(E) of Part B is hereby amended by the addition of the following at the end thereof:

     "Notwithstanding the foregoing, effective for Limitation Years beginning on or after January 1, 2002, if the benefit payable to a Participant commences after his or her attainment of age 65, the dollar limitation defined in paragraph (a)(i) above, adjusted by paragraph (d), shall be increased so it is the actuarial equivalent of such amount payable commencing at age 65. For purposes of this paragraph, actuarial equivalent shall be determined using the assumptions in Section 1.02(d), or the mortality table specified in Code Section 417(e)(3) and an interest rate of 5%, whichever produces the smaller increase."

37. Section 5.04(d)(x) of Part B is hereby amended by the addition of the following subsection (F) at the end thereof:

     "(F) Notwithstanding any other Plan provision to the contrary, with respect to distributions with benefit commencement dates occurring on or after January 1, 2003 the mortality table used for purposes of adjusting any benefit or limitation under Section 415(b)(2)(B),
             (C) or (D) of the Code shall be the mortality table specified in
             Section 417(e)(3) of the Code."

38. Article XV of Part B is hereby replaced in its entirety by the following effective January 1, 2002]:

     "15.01  TOP HEAVY PROVISIONS

             (a) For purposes of this Section, the following terms shall have the meanings indicated below:

                 (i)    "AGGREGATION GROUP" means either:

                        (A) A "PERMISSIVE AGGREGATION GROUP". The Committee may
                            also include any other qualified plan not required to be included in the Required Aggregation Group, provided the resulting group, taken as a whole, would continue to satisfy the provisions of Sections 401(a)(4) and 410 of the Code. Such group shall be known as a Permissive Aggregation Group.

                        (B) A "REQUIRED AGGREGATION GROUP". In determining a
                            Required Aggregation Group hereunder, each qualified plan of the Employer or an Affiliated Employer in which a Key Employee participates and each other plan of the Employer or an Affiliated Employer, including terminated plans maintained within the one-year period ending on the Determination Date, which enables any plan in which a Key Employee participates to meet the requirements of Sections 401(a)(4) or 410 of the Code will be required to be aggregated. Such group shall be known as a Required Aggregation Group. Notwithstanding the foregoing, the Required Aggregation Group will not include "safe harbor" plans described in Section 401(k)(12) and 401(m)(11) of the Code.

                            Solely for purposes of determining if the Plan or any other qualified plan in the Required Aggregation Group is a top heavy plan for a Plan Year, the accrued benefits of Non-Key Employees shall be determined for Plan Years beginning after 1986 under the method, if any, which is uniformly applied for accrual purposes under all defined benefit plans maintained by the Employer or Affiliated Employers or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

                            In no event shall this Plan be considered a top heavy plan if it is part of a Required Aggregation Group or a Permissive Aggregation Group that is not a top heavy group.

                            Only those plans of the Employer or Affiliated Employers in which the determination dates fall within the same calendar year shall be aggregated in order to determine whether such plans are top heavy plans.

                 (ii) "DETERMINATION DATE" means the last day of the preceding Plan Year, except that for the first Plan Year the Determination Date is the last day of that Plan Year.

                 (iii) "EMPLOYEE", "FORMER EMPLOYEE", "KEY EMPLOYEE" and "NON-KEY EMPLOYEE" shall also include Beneficiaries of such an employee.

                 (iv) "KEY EMPLOYEE" means any employee or former employee (including any deceased employee) of the Employer or an Affiliated Employer who at any time during the Plan Year containing the Determination Date for the Plan Year in question is:

                        (A) An officer of the Employer or Affiliated Employer,
                            if such individual received Section 415 Compensation of more than $130,000 as adjusted. No more than 50 employees (or, if lesser, the greater of 3 employees or 10% of the employees) shall be treated as officers (exclusive of employees described in Section 414(q)(8) of the Code).

                        (B) A 5% owner of the Employer or an Affiliated
                            Employer. A "5% owner" means a person owning (or considered as owning, within the meaning of Section 318 of the Code) more than 5% of the outstanding stock of the Employer or an Affiliated Employer, or stock possessing more than 5% of the total combined voting power of all stock of the Employer or an Affiliated Employer (or having more than 5% of the capital or profits interest in any Employer or Affiliated Employer that is not a corporation determined under similar principles).

                        (C) A 1% owner of the Employer or an Affiliated Employer
                            having Section 415 Compensation of more than $150,000. A "1% owner" means any person who would be described in paragraph (a)(iv)(B) above if "1%" were substituted for "5%" in each place where it appears in paragraph (a)(iv)(B).

                        A Key Employee shall be determined in accordance with the provisions of Section 416(i) of the Code.

                 (v) "NON-KEY EMPLOYEE" means an employee who is not a Key Employee, including any employee who is a former Key Employee.

                 (vi) "VALUATION DATE" means the date used to calculate the value of accrued benefits or account balances for purposes of determining the top heavy ratio specified in paragraph (b) below.

                        For purposes of this Plan, the Valuation Date shall be the valuation date used for computing the Plan's minimum funding requirements under Section 412 of the Code. For each other plan, the Valuation Date shall be, subject to
                        Section 416 of the Code, the most recent Valuation Date which falls within or ends within the twelve consecutive months ending on the applicable determination date for such plan.

             (b) TOP HEAVY PLAN

                 The Plan shall be deemed a top heavy plan for a Plan Year if, as of the Valuation Date preceding the applicable Determination Date, the sum of (1) the present value of accrued benefits of Key Employees under this Plan and all other defined benefit plans in the Aggregation Group, and (2) the account balances of Key Employees under all defined contribution plans in the Aggregation Group exceeds 60% of the sum of (3) the present value of accrued benefits of all Participants under this Plan and all other defined benefit plans in the Aggregation Group (but excluding Participants who are former Key Employees); and
                 (4) the account balances of all Participants under all defined contribution plans in the Aggregation Group.

                 For purposes of this test, the following rules shall apply:

                 (i) Subject to subparagraph (ii) below, any distributions from this Plan or any other plan in the Aggregation Group, and any accrued benefit distributed from any other plan in the Aggregation Group during the one-year period ending on the Determination Date (in the case of any distribution made for a reason other than separation from service, death or disability, the five-year period ending on the Determination Date) shall be taken into consideration.

                 (ii) The benefits of and distributions to all former employees who have not been credited with at least one Hour of Service during the one-year period ending on the Determination Date shall be disregarded, provided, however, that if such former Employee again completes an Hour of Service with the Employer after such one-year period, such former Employee's accounts shall be taken into consideration.

                        Notwithstanding any provision of this paragraph (ii) to the contrary, in any Plan Year in which this Plan is a top heavy Plan, each Non-Key Employee who is also covered under a defined contribution plan of the Employer, shall accrue a Minimum Benefit as provided by this Plan.

                        Notwithstanding any provision of this paragraph (ii) to the contrary, in any Plan Year in which this Plan is a top heavy Plan, each Non-Key Employee who is also covered under a defined contribution plan of the Employer, shall have credited to his defined contribution plan account a minimum Employer contribution equal to the minimum contribution provided by such defined contribution plan; however, in no event shall the minimum Employer contribution be less than 5% of such Participant's Section 415 Compensation. No Minimum Benefit shall accrue under this Plan.

                 (iii) If an Employee is a Non-Key Employee for the Plan Year containing the Determination Date, but such individual was a Key Employee during any previous Plan Year, the value of his or her benefits and distributions shall not be taken into consideration.

                 (iv) Solely for purposes of determining if the Plan or any other plan in the Required Aggregation Group is a top heavy plan for a Plan Year, the accrued benefits under any defined benefit plans of Non-Key Employees shall be determined for Plan Years beginning after 1986 under the method, if any, which is uniformly applied for accrual purposes under all defined benefit plans maintained by the Employer or an Affiliated Employer or, if there is no such method, as if such benefit accrued not more rapidly than under the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

                 (v) The determination of account balances under all defined contribution plans in the Aggregation Group shall be increased for contributions due as of the Determination Date to the extent required under Section 416 of the Code.

                 (vi) The determination of the present value of accrued benefits under all defined benefit plans in the Aggregation Group shall be based on the interest rate and mortality table specified in Section 1.02.

                 (vii) Distributions, rollovers and trust to trust transfers shall be taken into consideration to the extent required under Section 416 of the Code.

                 (viii) "Deductible employee contributions" (within the meaning of Section 501(c)(18)(D) of the Code) contributed to any plan in the Aggregation Group shall not be taken into consideration.

                 The calculation of the top heavy ratio shall be made in accordance with the provisions of Section 416 of the Code.

             (c) Notwithstanding any other provision of the Plan to the contrary, for any Plan Year in which the Plan is deemed to be a top heavy plan, the following provisions shall apply:

                 (i)    MINIMUM VESTING

                        Any Participant who completes an Hour of Service in a Plan Year in which the Plan is deemed to be a top heavy plan shall have a nonforfeitable interest in a percentage of his or her Accrued Benefit determined by multiplying the Accrued Benefit by the applicable percentage from the following schedule:

                        YEARS OF VESTING SERVICE             VESTED PERCENTAGE
                        Less than 3 years                               0 %
                        3 or more years                               100 %

                        Furthermore, if the vesting schedule under the Plan for any Plan Year shifts into or out of the above schedule because of the Plan's top heavy status, such shift shall be regarded as an amendment to the Plan's vesting schedule.

                        The provisions of this paragraph (c)(i) shall not be applied to reduce the Participant's vested percentage computed in accordance with the provisions of the Plan.

                 (ii)   MINIMUM BENEFIT

                        Each Participant who is a Non-Key Employee shall have an Accrued Benefit calculated as of the last day of the top heavy Plan Year or, if earlier, as of his or her Severance from Service Date occurring during such Plan Year, at least equal to the product of (A) 2% of his or her Section 415 Compensation (as defined in Section 415(c) of the Code) from an Employer or Affiliated Employer during the five consecutive years for which the Participant had the highest Compensation, and (B) his or her years of Benefit Service up to a maximum of ten years. For purposes of this paragraph (ii), years of Benefit Service shall not include Plan Years during which the Plan is not a top heavy plan nor a Plan Year in which no Key or former Key Employee benefits under the Plan.

                        For purposes of this Plan, the minimum annual retirement benefit means a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at a Participant's Normal Retirement Date.

                        If a Non-Key Employee participates in a defined contribution plan included in the Aggregation Group, the minimum benefit shall be provided under this Plan.

                 (iii) In any Plan Year that the Plan ceases to be top heavy, the above provisions shall no longer apply, except that the portion of a Participant's Accrued Benefit which was vested pursuant to paragraph (i) above shall remain vested."

     IN WITNESS WHEREOF, the Sponsoring Employer has caused this amendment to be executed by its duly authorized representative and its seal affixed hereto on this 28h day of October, 2002.

                                           WATTS INDUSTRIES, INC.


                                           By: /s/ William C. McCartney

(Seal)